UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2017

DATE OF REPORTING PERIOD:                 November 1, 2016 through April 30, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2017

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Experience and Foresight

About Calamos Investments

For 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 16 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2017. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Market Review

During the semiannual period, investors were encouraged by the prospect of increased fiscal policy, generally improving economic data, globally accommodative monetary policy and a weakening dollar. Against this backdrop, equity markets around the world advanced. The MSCI World Index, a measure of developed market equity performance, returned 12.44%, while the S&P 500 Index, a measure of the U.S. market advanced even further, gaining 13.32%. Emerging market equities also rallied, gaining 9.03% based on the MSCI Emerging Markets Index. Convertible securities, which combine attributes of stocks and bonds, participated in the upside performance of the equity markets. The U.S. focused BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index returned 11.28%, while the BofA Merrill Lynch Global 300 Convertible Index advanced 7.44%.

As the Federal Reserve continued tightening short-term rates, investor enthusiasm for fixed income securities waned. Still, there were opportunities within the fixed income markets. Although the government and investment-grade corporate bond markets inched into negative territory for the period, as measured by a -0.67% return for the Bloomberg Barclays U.S. Aggregate Bond Index, high-yield securities benefited from their equity sensitivity and market participants’ continued quest for income, as demonstrated by the Credit Suisse U.S. High Yield Index’s gain of 5.64%.

Outlook

We expect sustained and balanced global economic growth to continue, supported by favorable economic trends in the United States, Europe, and many emerging markets. A stabilizing dollar, contained inflation, and an increased emphasis on fiscal policy—most notably but not exclusively in the United States—can provide tailwinds to sustain economic growth. These conditions also set the stage for additional stock market upside, particularly in growth areas of the market.

www.calamos.com	1

Letter to Shareholders

We expect the Federal Reserve to continue gradually tightening short-term rates. Many investors have been conditioned to think of any rate increase in negative terms, but we believe controlled rate increases made in response to improving economic conditions should be viewed more positively. For example, a more normal rate environment can provide incentives for banks to lend capital to smaller businesses, a key engine of job growth.

While we have a constructive outlook on the global economy and equity markets, we are vigilant to the crosscurrents of a highly politically charged environment, both in the U.S. and globally. Further, although pro-growth policies offer tremendous potential, fiscal policy takes time to implement and work through the economy. We expect volatility in the markets due to these factors, as well as longer-standing geopolitical concerns and conflicts.

Drawing on our collective experience navigating upside opportunity and downside risk, our investment organization believes the Calamos Funds are well positioned. As you will read in the investment manager commentaries, we continue to identify opportunities across the global markets. We see considerable potential for growth equities, as economic conditions continue to improve around the world. We also believe convertible securities remain an attractive diversification tool, as they have tended to demonstrate greater resilience to rising interest rates than traditional bonds, as well as resilience during equity market volatility. Finally, although rising interest rates are likely to create headwinds for some areas of the bond market, longer-term rates have remained well behaved and are unlikely to soar. In this environment, we believe there are opportunities for active managers in select segments, including in high yield.

Conclusion

As the saying goes, every bull market climbs a wall of worry. In other words, opportunity and volatility always go hand in hand. Even upward-moving markets see their share of shorter-term downturns and at times, corrections. When retracements occur, I encourage investors to maintain a long-term focus and rely on their financial advisors. A financial advisor can help align your asset allocation with the opportunities in the global markets as well as your risk tolerance and goals.

In closing, thank you for the trust you have placed in Calamos Investments to help you achieve your financial goals. We are honored to serve you. I invite you to visit our website, www.calamos.com, on an ongoing basis. You will find many resources, including blogs and videos from our investment team and thought leadership pieces.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc. and Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing

◾	Active management focuses on top-down views and bottom-up fundamentals

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX
T Shares	CVGTX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435
T Shares	128120623

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Growth Fund gained 12.22% (Class A shares at net asset value), versus a 15.47% gain for the Russell 3000 Growth Index. For the same period, the S&P 500 Index rose 13.32% and the Russell Midcap Growth Index gained 13.59%.

The U.S. equity market rallied strongly during the six-month period on the heels of the November election results. Pre- and post-election, President Trump discussed plans to reduce regulations, overhaul health care, decrease taxes, re-patriate overseas cash holdings and spur further infrastructure projects. Many have referred to the market’s rally as the “Trump Trade,” referencing the initial success of stocks for businesses that stand to gain from these proposals.

However, after a brief selloff in the beginning of November, the market actually started to rally ahead of the U.S. election. Perhaps the U.S. equity market rally was more a reflection of improving economic conditions, highlighted in employment data, consumer confidence, and housing data, to name a few. Toward the latter stages of the reporting period, the market rotated away from the “Trump Trade” while still moving higher and providing strong returns for investors.

Since its inception on September 4, 1990, the Fund has returned 12.73% on an annualized basis (Class A shares at net asset value). We believe this demonstrates the Fund’s ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.55%, while the S&P 500 Index and the Russell Midcap Growth Index returned 10.07% and 10.76%, respectively.

What factors influenced performance over the period?

The Fund’s overall conservative positioning led the Fund to lag the Russell 3000 Growth Index for the six-month period. While the Fund delivered strong absolute returns, the Fund lagged in the early stages of the period when deep cyclical stocks and more value-oriented names drove benchmark returns. Fund management at the time had a more cautious view of market and economic potential and thought the election would likely add more volatility to U.S. equity markets.

The Fund’s selection in information technology hindered performance. Holdings within semiconductors lagged those of the benchmark, and an underweight to that more cyclically oriented industry also detracted from relative performance. Selection within data processing also hindered relative performance. The Fund maintains a generous-but-selective investment to high-quality tech names. Our technology sector positioning reflects our positive view of the Internet and software industry and our selective view within the hardware and semiconductor industries.

Selection in financials also weighed on relative performance, as regional bank holdings and consumer finance names underperformed. The Fund has selectively increased investment in financials, as an improving economy and easing regulatory pressures should provide support for the businesses.

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

Health care selections were additive to the Fund’s relative performance as holdings within the pharmaceuticals and biotechnology industries strongly outperformed those of the benchmark. The Fund has a relatively neutral stance to benchmark weightings in health care, as the sector needs to tackle the problems of excessive costs. The good news is the sector is highly diverse, allowing for selective opportunities.

An underweight to consumer staples holdings was also beneficial to the Fund’s relative performance. Consumer staples significantly lagged the overall market and Fund management continues to believe the sector is broadly expensive relative to growth potential.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, and strong growth catalysts, while being mindful of valuations.

Information technology continues to be the Fund’s largest sector weight, but is only a modest overweight relative to the benchmark. The sector represents quite a diverse group of industries, and we have been selective in looking for those businesses that offer a compelling combination of higher-growth potential, strong balance sheets, and relatively attractive valuations. We also hold an overweight to financials as we are enthusiastic about the prospects for growth and the sector remains a relatively small percentage of the growth index. Financials may offer faster growth than other areas of the market and stand to gain with an improving economy and deregulation.

The Fund remains underweight to consumer staples, as we have been wary of the perceived safety trade and yield trade, which seemingly have driven the market over the past few years. The Fund holds a modest underweight within health care as political risks could potentially punish portions of that sector with either the prospect of reduced utilization due to changes to federal health care laws or onerous pricing regulations for biotechnology companies. As mentioned previously, health care must also contend with escalating costs.

What closing thoughts do you have for Fund shareholders?

We are constructive on the U.S. equity market given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. The equity market’s gains do not appear overly enthusiastic in our view, because they are underpinned by stronger earnings and sales growth, which the market hasn’t seen in many years. We also believe that the potent mix of potential tax reform and less regulation has yet to be fully priced into U.S. equities, offering further support for the U.S. equity market. In that sense, the “Trump Trade” may not be over and the Fund has accordingly increased cyclical growth opportunities while maintaining investments in higher, secular growth businesses. As global growth improves and central banks around the world look to synchronize their efforts toward normalization of interest rate policy, U.S. businesses and U.S. equities may yet see further support.

SECTOR WEIGHTINGS
Information Technology	34.2%
Consumer Discretionary	19.9
Industrials	14.6
Health Care	12.5
Financials	9.1
Consumer Staples	3.6
Materials	2.8
Energy	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	12.22%	14.15%	9.03%	5.46%
With Sales Charge	6.90	8.72	7.97	4.94
Class B Shares – Inception 9/11/00
Without Sales Charge	11.80	13.30	8.21	4.83
With Sales Charge	6.80	8.30	8.05	4.83
Class C Shares – Inception 9/3/96
Without Sales Charge	11.80	13.30	8.21	4.67
With Sales Charge	10.80	12.30	8.21	4.67
Class I Shares – Inception 9/18/97	12.36	14.44	9.30	5.72
Class R Shares – Inception 3/1/07	12.08	13.88	8.76	5.20
Class T Shares – Inception 2/28/17
Without Sales Charge				2.88	^
With Sales Charge				0.31	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.35%; Class B and C shares is 2.10%; Class I shares is 1.10%; Class R shares is 1.60%; Class T shares is 1.35%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	7

Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX
T Shares	CVATX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419
T Shares	128120615

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund gained 10.85% (Class A shares at net asset value) versus a gain of 11.69% for the Russell 1000 Value Index.

The Fund performed in line, but slightly lagged the Russell 1000 Value Index for the reporting period. Prior to and following the U.S. election, investor sentiment was on the rise, leading the U.S. equity market to rally strongly during the six-month period. Pre- and post-election, President Trump discussed plans to reduce regulations, overhaul health care, decrease taxes, re-patriate overseas cash holdings and spur further infrastructure projects. Consequently, many referred to the market’s rally as the “Trump Trade.”

The initial success of stocks associated with businesses that stood to gain from President Trump’s proposed initiatives corroborated the idea of the “Trump Trade.” However, save for a brief sell-off in the beginning of November, the market had actually started to rally ahead of the U.S. election. Perhaps the U.S. equity market rally was more indicative of improving economic conditions overall, reflected in positive trends in employment, consumer confidence, and housing data, to name a few. Toward the latter stages of the reporting period, the market rotated away from the “Trump Trade” while still moving higher and providing strong returns for investors.

What factors influenced performance?

The Fund benefitted from the reflation trade that occurred during the reporting period, as the financials, industrials and materials sectors all enjoyed strong performance and outperformed the Russell 1000 Value Index on whole. Within both the Russell 1000 Value Index and the S&P 500 Index, companies with the highest debt-to-capital ratios—in other words, more leveraged and economically distressed companies—enjoyed the best returns. This phenomenon seems to indicate an investor preference for these more speculative, distressed names, suggesting a belief that a rising economy would benefit these businesses most. While the Fund did own some names within that group, the Fund was underweight lower-quality, more distressed businesses overall. Sector positioning was additive, as an overweight to information technology and a well-timed increase to consumer discretionary names proved additive. Within stock selection, securities in energy and materials lagged those of the market, and contributed to the slight lag in relative performance.

How is the Fund positioned?

The Fund seeks to identify attractively valued, temporarily out-of-favor stocks, or mispriced companies with good future business prospects. In essence, we believe that the Fund’s positioning reflects good businesses trading at value prices.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research and our top-down views of economic and market opportunities. Our view of the economy is that we may continue to see reflationary opportunities, but that slow-yet-increasing economic growth may be most likely. As such, the Fund has taken a measured approach to balancing cyclical and secular

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

growth opportunities. During the period, we added to information technology and consumer discretionary holdings on the belief that dynamic market leaders will be able to offer stronger growth and still trade with attractive valuations. Looking to cyclical growth opportunities, the Fund has slightly increased investment in the industrials sector, and still holds significant investment in the financials sector.

What closing thoughts do you have for Fund shareholders?

We are constructive on the U.S. equity market, given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. The equity market’s gains do not appear overly enthusiastic in our view, yet are supported by stronger earnings and sales growth, which the market hasn’t seen in many years. We also believe that the potent mix of potential tax reform and less regulation has yet to be fully priced into U.S. equities, offering support for the U.S. equity market. In that sense, the “Trump Trade” may not be over and the Fund has accordingly increased cyclical opportunities while maintaining investments in secular businesses. As global growth improves and central banks around the world look to synchronize their efforts toward normalization of interest rate policy, U.S. businesses and U.S. equities may see further support.

Our focus remains on solid businesses with sustainable cash flows that are trading at attractive prices. We are mindful of valuations and have been trimming positions where valuations may subject stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals.

SECTOR WEIGHTINGS
Information Technology	23.4%
Financials	19.5
Industrials	11.5
Health Care	11.0
Consumer Discretionary	9.8
Energy	6.7
Consumer Staples	6.1
Utilities	3.3
Materials	3.0
Real Estate	2.6
Telecommunication Services	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (10/2/02) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	9

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	10.85%	12.73%	8.62%	3.53%
With Sales Charge	5.57	7.36	7.56	3.03
Class B Shares – Inception 1/2/02
Without Sales Charge	10.41	11.86	7.80	2.91
With Sales Charge	5.41	6.86	7.50	2.91
Class C Shares – Inception 1/2/02
Without Sales Charge	10.51	11.98	7.81	2.76
With Sales Charge	9.51	10.98	7.81	2.76
Class I Shares – Inception 3/1/02	11.08	13.09	8.89	3.79
Class R Shares – Inception 3/1/07	10.75	12.47	8.35	3.27
Class T Shares – Inception 2/28/17
Without Sales Charge				-1.14	^
With Sales Charge				-3.61	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.57%; Class B shares is 2.33%; Class C shares is 2.32%; Class I shares is 1.32%; Class R shares is 1.83%; Class T shares is 1.57%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I, Class R and T shares are limited to 1.12%, 1.88%, 1.87%, 0.87%, 1.37% and 1.12% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund gained 13.13% (Class A shares at net asset value) versus a 13.32% gain for the S&P 500 Index and a 13.46% gain for the Russell 1000 Index.

The Fund performed broadly in line with the S&P 500 Index during a rapidly rising equity market which saw leadership changes between reflationary and cyclical stocks to secular and “defensive” growth stocks.

The U.S. equity market rallied strongly during the period following the U.S. election. Prior to and following the election, President Trump discussed plans to reduce regulations, overhaul health care, decrease taxes, re-patriate overseas cash holdings and spur further infrastructure projects. Consequently, many referred to the market’s rally as the “Trump Trade.”

The initial success of stocks associated with businesses that stood to gain from President Trump’s proposed initiatives corroborated the idea of the “Trump Trade.” However, save for a brief sell-off in the beginning of November, the market had actually started to rally ahead of the U.S. election. Perhaps the U.S. equity market rally was more indicative of improving economic conditions overall, reflected in positive employment numbers, consumer confidence, and housing data, to name a few. Toward the latter stages of the reporting period, the market rotated away from the “Trump Trade” while still moving higher, providing strong returns for investors.

Our screening and fundamental research process, which favors companies with higher-quality balance sheets over those likely to require additional financing to maintain operations, led us away from the riskier and higher-P/E* names within the market. Stocks of companies with higher levels of debt-to-capital and lower-quality ratings (as measured by Standard & Poor’s) outperformed the overall market. Despite the market’s preference and Fund management’s leaning toward risk management and higher-quality businesses, Fund performance was broadly in line with the S&P 500 Index during the period.

What factors influenced performance?

Even though the Fund’s overweights and underweights were not extreme, the Fund’s sector positioning was a slight positive to relative performance as compared to the S&P 500 Index. An overweight to financials and an underweight to real estate both proved beneficial, but a slight overweight to energy was a drag on relative performance. Stock selection was a positive as well, highlighted by strong selection in industrials, notably in the railroad space. Selection within consumer discretionary names—namely in cable and satellite stocks—was also additive to relative performance, as was our avoidance of struggling names in the apparel and luxury goods industry. Selection in financials lagged those of the market, as both regional bank holdings and asset management and custody bank holdings underperformed relative to the benchmark’s names. Cash,

*	Price/earnings ratio is the current stock price over the trailing 12-month earnings per share. The P/E shows how much investors are willing to pay per dollar of earnings.

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
T Shares	CTDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
T Shares	128120490

www.calamos.com	11

Calamos Dividend Growth Fund

SECTOR WEIGHTINGS
Information Technology	22.4%
Financials	14.0
Consumer Discretionary	13.9
Health Care	13.7
Industrials	10.5
Consumer Staples	8.9
Energy	6.5
Materials	2.6
Telecommunication Services	2.3
Utilities	2.2
Real Estate	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

which on average was less than 2% of Fund assets over the reporting period, also created a slight drag on performance during a time when the market showed high returns over a short period.

How is the Fund positioned?

The Fund’s investments reflect our positive long-term outlook for equities and our preference for dividend-paying companies with sound fundamentals and attractive valuations. Furthermore, we seek companies that have an ability to increase dividends over time, either through increasing profits or more efficient use of capital. We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research approach. While we have a positive long-term view, we are cognizant of short-term risks, which include a market with higher valuations, increasing political risks, as well as low volatility as measured by the CBOE Volatility Index (VIX).

We have not made significant shifts to sector weights as a result of the market’s gains, but we have sold names where risk/reward dynamics may have changed. We are mindful of valuations and have been trimming positions where valuations may subject stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals. The Fund has a modest overweight to consumer discretionary names. The sector is quite diverse and we have found opportunities while being selective in areas such as Internet retail and restaurants. Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices.

What closing thoughts do you have for Fund shareholders?

We are constructive on the U.S. equity market given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. The equity market’s gains do not appear overly enthusiastic in our view, given the increase is supported by stronger earnings and sales growth, which the market hasn’t seen in many years. We also believe that the potent mix of potential tax reform and reduced regulation has yet to be fully priced into U.S. equities. In that sense, the “Trump Trade” may not be over and the Fund has accordingly kept a balance of cyclical growth opportunities while maintaining investments in higher, secular growth businesses. As global growth improves and central banks around the world look to synchronize their efforts toward normalization of interest rate policy, U.S. businesses and U.S. equities may see further support.

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	13.13%	16.77%	6.68%
With Sales Charge	7.73	11.26	5.30
Class C Shares – Inception 8/5/2013
Without Sales Charge	12.70	15.86	5.88
With Sales Charge	11.70	14.86	5.88
Class I Shares – Inception 8/5/2013	13.35	17.15	6.96
Class T Shares – Inception 2/28/2017
Without Sales Charge			1.20
With Sales Charge			-1.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.74%; Class C shares is 2.49%; Class I shares is 1.49%; Class T shares is 1.74%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class T shares are limited to 1.34%, 2.09%,1.09% and 1.34% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Chicago Board Options Exchange Volatility Index (VIX) shows the market’s expectation of 30-day volatility by using the implied volatilities of a wide range of S&P 500 index options.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	13

Calamos International Growth Fund

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Focuses on growth in an asset class that is mostly defined by core and value offerings

◾	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

◾	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. and emphasize growth with U.S.-oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX
T Shares	CITGX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393
T Shares	128120599

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos International Growth Fund returned 8.53% (Class A shares at net asset value), versus a 9.81% return for the MSCI ACWI ex-U.S. Growth Index and 10.60% for the MSCI EAFE Growth Index. International equities experienced a broad advance during the period, with gains across regions and almost all sectors. Higher prices reflected generally better economic data, higher corporate earnings and more bullish investor sentiment across both developed and emerging markets.

In the early stage of the six-month period—and in the time preceding it—our team had been skeptical of the sustainability of the global recovery and generally positioned the portfolio for a low growth environment. The Fund’s tilt toward higher growth and quality fundamentals detracted from relative security selection and moderated performance in the period, as more cyclical-oriented businesses outperformed on a wave of optimism for improving global growth. Following the resolution of certain geopolitical risks and given increasing evidence of a more synchronized international expansion, we became more comfortable with this uptick in growth and inflation, and chose to increase Fund holdings in financials, industrials, and select resource-related businesses as the period progressed.

What factors influenced performance over the period?

From a sector perspective, security selection in the consumer discretionary sector negatively affected Fund returns in the period. Specifically, holdings in both the autos and the apparel and accessories industries underperformed those in the index. We hold a significant weight in the sector and own companies in diversified categories, including Internet retail, apparel and accessories, automotive, and cable and satellite industries. The Fund’s holdings in the financials sector also trailed the index and hampered Fund return. In particular, Fund positions in the asset management and custody banks industry lagged those of the index. During the period, we added to our weight in financials in order to benefit from improving credit quality, increased lending activity, and the potential for higher interest rates.

Conversely, The Fund’s overweight position and selection in information technology contributed positively to performance. Fund holdings in both the data processing and outsourced services and the application software industries performed well on leading growth fundamentals. The Fund’s overweight stance in information technology reflects our view of positive fundamentals, reasonable valuations, and compelling secular tailwinds. The Fund’s underweight position and security selection in consumer staples also boosted performance in the period. Within the sector, we own a set of global leaders with long-term growth potential in multiple consumer categories. Our holdings offer diversified revenue streams, attractive free cash flow and earnings growth catalysts.

From a geographic perspective, the Fund’s country positioning contributed positively to performance, while selection within countries hurt overall return versus the index. In particular, the Fund’s selection in Germany and South Korea trailed the index. The Fund’s holdings in India and the Netherlands contributed the most to performance.

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates these insights into investment decision making.

From a regional perspective, we hold a moderate overweight to Europe, reflecting our view of improving economic data, reasonable valuations, favorable liquidity and potential upside in corporate margins. We own select multinationals domiciled in Europe that place a greater emphasis on global revenue exposure.

We hold a relatively neutral view of Japan but have found a number of attractive individual opportunities. Japan’s macroeconomic fundamentals remain lackluster despite continued monetary accommodation. Equity valuations are attractive, and we favor exporters benefiting from the improvement in global growth and favorable currency effects.

We have a positive view and select overweight in emerging market holdings. On a regional basis, the Fund’s largest weight is in Emerging Asia with select positions in Emerging Europe and Latin America. The outlook for earnings growth is strong, and emerging markets are poised to benefit from the stabilization in many currencies and commodities, as well as from a pickup in global demand.

From a sector standpoint, we made certain shifts during the period. We increased the Fund’s weight in industrials, financials and select resource-related holdings, representing cyclical and bottom-up opportunities.

We offset this increase with decreased weights in consumer discretionary and health care, driven mainly by security-specific rationale. In terms of largest absolute weights, we have an emphasis in information technology, industrials, financials, and consumer companies.

What closing thoughts do you have for Fund shareholders?

Recent economic data points to a synchronized pickup in growth across international regions. Accommodative monetary policy overall and a pivot toward fiscal stimulus is also supporting global activity. As a result, we see continued opportunities in international equities, offering good fundamentals and valuations. In terms of broad positioning, we favor a blend of investments in secular and core growth companies, in addition to economically sensitive cyclical businesses. We see significant opportunities in companies with growing earnings and pricing power, solid cash flow generation, and improving-to-strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, in consumer companies with targeted areas of demand, and in an increased universe of cyclical companies in the industrials, financials and resource sectors with improving fundamentals and catalysts. Our active investment approach and long-term perspective enables us to take advantage of the opportunities in international equities.

SECTOR WEIGHTINGS
Information Technology	23.8%
Industrials	16.7
Financials	13.7
Consumer Discretionary	12.2
Consumer Staples	11.3
Health Care	10.6
Materials	5.6
Energy	3.4
Telecommunication Services	1.0
Real Estate	0.7
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	15

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	8.53%	10.93%	3.42%	3.25%
With Sales Charge	3.38	5.67	2.43	2.75
Class B Shares – Inception 3/16/05
Without Sales Charge	8.13	10.07	2.64	2.63
With Sales Charge	3.13	5.07	2.28	2.63
Class C Shares – Inception 3/16/05
Without Sales Charge	8.14	10.08	2.65	2.48
With Sales Charge	7.14	9.08	2.65	2.48
Class I Shares – Inception 3/16/05	8.67	11.23	3.67	3.51
Class R Shares – Inception 3/1/07	8.34	10.64	3.15	2.99
Class T Shares – Inception 2/28/17
Without Sales Charge				6.42	^
With Sales Charge				3.76	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.39%; Class B shares is 2.13%; Class C shares is 2.14%; Class I shares is 1.14%; Class R shares is 1.64%; Class T shares is 1.39%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I, Class R and Class T shares are 1.38%, 2.12%, 2.13%, 1.13%, 1.63% and 1.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	17

Calamos Evolving World Growth Fund

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX
T Shares	CNWTX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120
T Shares	128120581

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Evolving World Growth Fund returned 5.12% (Class A shares at net asset value), versus a 9.03% return for the MSCI Emerging Market Index.

Our risk-managed, higher-quality growth approach faced multiple challenges in the period. The portion of our Fund that holds developed-market companies with significant ties to emerging markets trailed the stronger high single-digit return in emerging market equities. In addition, the Fund’s select positions in equity-sensitive securities, primarily in convertible bonds, trailed the robust rally in equities. As part of the Fund’s risk-managed strategy, convertibles can provide a critical source of downside resilience over a market cycle.

What factors influenced performance?

With respect to specific positioning effects on performance during the period, we would highlight the following areas:

•

From a broad geographic perspective, country return perspective, the Fund’s positioning detracted from performance in terms of country weights and selection within countries. In particular, the Fund’s selection in Mexico and South Korea trailed the index, while the Fund’s holdings in India and Turkey contributed the most positively to performance.

•

From a sector perspective, the Fund’s security selection in information technology contributed the most value to performance during the period. Holdings in both the data processing and outsourced services industry and internet software and services industry delivered strong gains. We hold our largest sector weight in information technology based on its large addressable markets and leading earnings growth potential. We see strong thematic alignment in the sector with holdings positioned to benefit from innovation in mobility, e-commerce, among other trends in emerging economies.

•

The Fund’s holdings in industrials also lifted performance. Positions in the aerospace and defense industry performed well because of strong market demand and a leading fundamental profile. We see increasing opportunities in the sector and own positions in the machinery, construction and engineering and the defense industries, which are benefiting from a pickup in global demand and more cyclical growth prospects in emerging markets.

•

The Fund’s overweight position and selection in the consumer discretionary sector negatively affected results. Specifically, holdings in the restaurants and automobile industries trailed those in the index. We have a positive view on trends in the sector and own companies in diverse industries including internet retail, automotive, cable and satellite, and casinos and gaming.

•

The Fund’s underweight and selection in financials also held back returns in the period. In particular, our positions in the diversified banks industry trailed stronger gains in the index. We have a selective view of opportunities in financials and

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

maintain a modest underweight stance toward banks and the sector overall. We expect our positioning to benefit as investors reward companies exhibiting higher-quality fundamentals, improvements in efficiency and earnings growth.

How is the Fund positioned?

Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular demand and more cyclical opportunities. We favor investments in China, India, South Korea and select opportunities in Brazil, Taiwan, Russia, Mexico, South Africa and Indonesia.

From a sector perspective, the Fund is overweight opportunities in information technology, consumer discretionary and industrials, while the Fund has an underweight stance in consumer staples, utilities, telecom services, financials and real estate, as compared to the index.

We maintained relatively stable sector weights during the period. We modestly increased the portfolio weight in financials, industrials and technology reflecting our view of increased opportunities in more economically sensitive areas within global and emerging markets. We offset this by decreasing the weight in consumer staples and health care based on our view of valuations in certain defensive areas and bottom-up fundamentals.

What closing thoughts do you have for Fund shareholders?

We have a positive view of investment opportunities in emerging markets. Emerging markets are navigating a path influenced by the U.S. dollar, higher interest rates, and potential protectionist sentiments regarding trade. Despite these potential headwinds, the outlook for earnings growth is strong and emerging markets are poised to benefit from stabilization in many currencies and commodities as well as a pickup in global demand.

Emerging market equity valuations and growth characteristics are favorable and may benefit from a re-focus on corporate fundamentals versus broader macro topics. While we do not expect a rapid acceleration in economic growth, we see improving trends in emerging market data and perhaps a greater appreciation of the divergent conditions among economies. We have also seen notable improvements in current account and fiscal measures, for both net commodity consumers and producers, which has significantly reduced vulnerability to external currencies and capital flows.

A significant portion of the upside move in emerging market equities over the last year was driven by a relatively narrow rally in many lower-quality, higher-beta companies. In 2017 year-to-date, we are seeing companies with higher-quality fundamentals and more sustainable growth characteristics perform well. We believe our active and risk-aware investment approach enables us to take advantage of the improving opportunity set while also providing downside resilience should market volatility return.

SECTOR WEIGHTINGS
Information Technology	24.9%
Financials	21.9
Consumer Discretionary	14.9
Industrials	10.4
Telecommunication Services	7.6
Energy	6.4
Materials	5.9
Consumer Staples	3.5
Health Care	2.2
Real Estate	1.6
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	19

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	5.12%	8.90%	0.26%	3.44%
With Sales Charge	0.16	3.75	-0.71	2.86
Class B Shares – Inception 8/15/08
Without Sales Charge	4.67	8.13	-0.48	2.73
With Sales Charge	-0.33	3.13	-0.86	2.73
Class C Shares – Inception 8/15/08
Without Sales Charge	4.68	8.14	-0.49	2.67
With Sales Charge	3.68	7.14	-0.49	2.67
Class I Shares – Inception 8/15/08	5.17	9.11	0.49	3.69
Class R Shares – Inception 8/15/08	4.92	8.64	0.01	3.18
Class T Shares – Inception 2/28/17
Without Sales Charge				5.56
With Sales Charge				2.92

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.64%; Class B is 2.41% and C shares is 2.39%; Class I shares is 1.39%; Class R shares is 1.89%; Class T shares is 1.64%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Emerging Market Equity Fund returned 4.07% (Class A shares at net asset value), versus a 9.03% return for the MSCI Emerging Market Index.

The period comprised two relatively distinct periods reflecting rotational markets and significant changes in sentiment and fundamentals. Our active, higher-quality growth approach faced challenges as many higher-beta and lower-quality emerging market equities outperformed, particularly in the first half of the period.

Following an extended period of heightened risk appetite, EMs experienced a widespread sell-off after the U.S. election due to concerns over rising protectionist sentiment, higher interest rates, and the path of the U.S. dollar. Fund returns struggled during this sell-off phase, due to our overweight positioning in India and Mexico and secular-growth holdings in China, which lagged many cyclical, value-oriented companies in the index.

What factors influenced performance?

Our conviction and overweight positioning in India as well as a higher-quality fundamental profile added considerable value in the second half of the period, as we saw performance broaden out beyond last year’s narrow value-led rally. Moreover, we believe our stance will continue to benefit the Fund in the current environment.

With respect to more specific positioning effects on performance during the period, we would highlight the following areas:

•

The Fund’s overweight position and selection in the consumer discretionary sector negatively affected results. Specifically, holdings in the restaurants and automobile industries trailed those in the index. We have a positive view on trends in the sector and own companies in diverse industries including internet retail, automotive, cable and satellite, and casinos and gaming.

•

The Fund’s average underweight and selection in financials also hampered returns in the period. In particular, our positions in the diversified banks industry trailed stronger gains in the index. We increased our weight in financials in the period but maintain a selective view of opportunities. We expect our positioning to benefit as investors reward companies exhibiting relatively higher-quality fundamentals, improvements in efficiency and earnings growth.

•

The Fund’s overweight allocation and stronger selection in information technology contributed the most value to performance during the period. Holdings in the data processing and outsourced services and semiconductors industries delivered strong gains. We hold a significant weight in information technology based on its large addressable markets and leading earnings growth potential. We see strong thematic alignment in the sector with holdings positioned to benefit from innovation in mobility, e-commerce, among other trends in emerging economies.

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging-market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
T Shares	CEGTX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
T Shares	128120482

www.calamos.com	21

Calamos Emerging Market Equity Fund

SECTOR WEIGHTINGS
Information Technology	27.9%
Financials	25.7
Consumer Discretionary	13.1
Industrials	6.2
Consumer Staples	6.2
Energy	5.7
Materials	5.1
Other	3.7
Telecommunication Services	2.1
Health Care	1.5
Real Estate	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

•

The Fund’s holdings in industrials also lifted performance. Positions in the aerospace and defense industry performed well because of strong market demand and a leading fundamental profile. We see increasing opportunities in the sector and own positions in the machinery, construction and engineering, and the defense industries, which are benefiting from a pickup in global demand and more cyclical growth prospects in emerging markets.

•

From a country return perspective, the Fund’s positioning detracted from performance in terms of country weights and selection within countries. In particular, the Fund’s selection in Taiwan and South Korea trailed the index, while the Fund’s holdings in India and Turkey contributed the most positively to performance.

How is the Fund positioned?

Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular demand and more cyclical opportunities. We favor investments in China, India, South Korea and select opportunities in Brazil, Taiwan, Russia, Mexico, South Africa and Indonesia.

From a sector perspective, the Fund is overweight opportunities in technology, consumer discretionary, and industrials, while the Fund has an overall underweight stance in consumer staples, utilities, telecom services, financials and real estate versus the index.

We made select changes to the Fund’s sector weights during the period. We increased the portfolio weight in financials and technology reflecting our view of increased opportunities in more economically sensitive areas within emerging markets. We offset this by decreasing weight in consumer staples and health care, driven by our view of valuations in certain defensive industries and bottom-up fundamentals.

What closing thoughts do you have for Fund shareholders?

We have a positive view of investment opportunities in emerging markets. Emerging markets are navigating a path influenced by the U.S. dollar, higher interest rates, and potential protectionist sentiments regarding trade. Despite these potential headwinds, the outlook for earnings growth is strong and emerging markets are poised to benefit from stabilization in many currencies and commodities as well as a pickup in global demand.

Emerging market equity valuations and growth characteristics are favorable and may benefit from a re-focus on corporate fundamentals versus broader macro topics. While we do not expect a rapid acceleration in economic growth, we see improving trends in emerging market data and perhaps a greater appreciation of the divergent conditions among economies. We have also seen notable improvements in current account and fiscal measures for both net commodity consumers and producers, which has significantly reduced vulnerability to external currencies and capital flows.

A significant portion of the upside move in emerging market equities over the last year was driven by a relatively narrow rally in many lower-quality, higher-beta companies. To date in 2017, we are seeing companies with higher-quality fundamentals and more sustainable growth characteristics perform well. We believe our active, higher-quality growth investment approach will position us to take advantage of the widening opportunity set and improving growth dynamics in emerging markets.

22	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	4.07%	9.67%	-3.06%
With Sales Charge	-0.88	4.43	-4.47
Class C Shares – Inception 12/31/2013
Without Sales Charge	3.65	8.91	-3.76
With Sales Charge	2.65	7.91	-3.76
Class I Shares – Inception 12/31/2013	4.18	9.91	-2.84
Class T Shares – Inception 2/28/2017
Without Sales Charge			5.29
With Sales Charge			2.66

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 2.50%; Class C shares is 3.25%; Class I shares is 2.25%; Class T shares is 2.50%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class T shares are limited to 1.68%, 2.44%, 1.43% and 1.68% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos Global Equity Fund

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX
T Shares	CTGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443
T Shares	128120573

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Global Equity Fund returned 10.34% (Class A shares at net asset value), versus a 12.66% return for the MSCI ACWI Growth Index and 12.44% gain for the MSCI World Index. Global equities saw gains across regions and almost all sectors, reflecting broad participation during the period.

What factors influenced performance?

Higher share prices reflected generally better global economic data, higher corporate earnings and more bullish investor sentiment. We had been skeptical of the sustainability of the global recovery and generally positioned the portfolio for a low growth environment leading into and early in the six-month period. The Fund’s overall tilt towards higher growth and quality detracted from relative security selection and moderated performance as cyclicals and value stocks re-rated on optimism for improving global growth. Following the November U.S. election and given increasing evidence of a more synchronized global expansion, we became more comfortable with this reflationary scenario and shifted the Fund toward more cyclical exposure, increasing exposure to financials, industrials, and select resource-related businesses.

From a sector perspective, the Fund’s moderate underweight position and specific holdings in the consumer discretionary sector negatively affected return in the period. Specifically, holdings in the apparel and accessories industry trailed those in the index because of slowing growth fundamentals. We hold a significant weight in the sector and own companies in diversified categories across industries including Internet retail, apparel and accessories, automotive, and homebuilding.

The Fund’s slight overweight position and selection in the materials sector also hampered return in the period. The Fund’s positioning in the gold mining and production industry underperformed the index. However, we see select opportunities in materials against a backdrop of stabilizing commodity prices, improved demand fundamentals, and the potential for increased global building and infrastructure projects.

The Fund’s underweight position and security selection in consumer staples contributed the most to performance in the period. Within the sector, we own a set of global leaders that feature long-term growth potential across multiple consumer categories. Our holdings offer attractive free cash flow and earnings growth potential, while not relying too heavily on a dividend yield profile that may be vulnerable to interest rate changes.

The Fund’s overweight position in information technology also contributed positively to Fund performance. Thanks to strong growth fundamentals, Fund holdings in both the data processing and outsourced services and the application software industries performed well during the quarter. The Fund’s overweight stance in information technology reflects our view of positive fundamentals, reasonable valuations, and compelling secular tailwinds in the sector.

From a geographic perspective, the Fund’s country and regional positioning contributed modestly to performance, while selection within countries hurt overall returns versus the index. In particular, the Fund’s selection in Germany and the U.S. trailed the index,

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

while the Fund’s overweight position and strong selection in India and Denmark added the most value in the period.

How is the Fund positioned?

We emphasize investments in companies with catalysts for earnings growth, solid cash flow generation and healthy balance sheets. These include opportunities in information technology, consumer discretionary, industrials, health care and select financials. We view the valuations of global companies as reasonable by historic standards, and we have positioned the portfolio with a combination of core and secular growth companies, in addition to more cyclical opportunities.

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates them into investment decision making.

From a geographic perspective, we have an underweight stance in the U.S. reflecting our view of relative valuations and fundamentals. We own a combination of holdings in core and secular growth areas in addition to more cyclical opportunities.

We are moderately overweight opportunities in Europe based on our view of improving economic data, reasonable valuations, favorable liquidity and an upside in corporate margins. We own select multinationals domiciled in Europe that provide a greater emphasis on global revenue exposure.

We have a positive view and select overweight in emerging markets. On a regional basis, the portfolio owns the largest weight in Emerging Asia in addition to select names in Emerging Europe and Latin America. The outlook for earnings growth is strong, and emerging markets are poised to benefit from the stabilization in many currencies and commodities as well as a pickup in global demand.

The Fund is modestly underweight in Japan, given our mixed view of economic and corporate fundamentals. Japan’s macroeconomic fundamentals remain lackluster despite continued monetary accommodation. Conversely, equity valuations are attractive, and we favor exporters benefiting from the improvement in global growth.

What closing thoughts do you have for Fund shareholders?

Recent economic data points to a synchronized pickup in global growth across regions. Accommodative monetary policy overall and a pivot toward fiscal stimulus is supporting global activity, and we see continued opportunities in global equities, offering good fundamentals and valuations. In terms of broad positioning, we favor a blend of investments in secular and core growth companies, in addition to economically sensitive cyclical businesses. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and improving-to-strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and more cyclical companies in the industrials, financials and energy sectors with improving fundamentals and catalysts. Our active investment approach and long-term perspective enables us to take advantage of the opportunities in global equities.

SECTOR WEIGHTINGS
Information Technology	29.8%
Industrials	13.6
Financials	12.9
Consumer Discretionary	10.9
Health Care	9.5
Consumer Staples	9.4
Materials	7.1
Energy	3.9
Other	0.6
Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	25

Calamos Global Equity Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	10.34%	16.37%	7.12%	5.96%
With Sales Charge	5.06	10.86	6.08	5.45
Class B Shares – Inception 3/1/07
Without Sales Charge	9.97	15.51	6.32	5.33
With Sales Charge	4.97	10.51	6.01	5.33
Class C Shares – Inception 3/1/07
Without Sales Charge	10.00	15.55	6.33	5.18
With Sales Charge	9.00	14.55	6.33	5.18
Class I Shares – Inception 3/1/07	10.56	16.69	7.39	6.24
Class R Shares – Inception 3/1/07	10.29	16.09	6.86	5.70
Class T Shares – Inception 2/28/17
Without Sales Charge				4.92	^
With Sales Charge				2.30	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.50%; Class B is 2.26%; Class C shares is 2.25; Class I shares is 1.25%; Class R shares is 1.75%; Class T shares is 1.50%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I, Class R and Class T shares are 1.38%, 2.14%, 2.13%, 1.13%, 1.63% and 1.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund gained 9.78% (Class A shares at net asset value) versus a return of 13.32% for the S&P 500 Index and gain of 11.28% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 10.96% on an annualized basis (Class A shares at net asset value) versus a 10.32% gain for the S&P 500 Index and a 9.36% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The U.S. equity market rallied strongly during the six-month period on the heels of the election results. Both before and after the election, President Trump discussed plans to reduce regulations, overhaul health care, decrease taxes, re-patriate overseas cash holdings and spur further infrastructure projects. Consequently, many referred to the market’s rally as the “Trump Trade.”

The initial success of stocks associated with businesses that stood to gain from President Trump’s proposed initiatives corroborated the idea of the “Trump Trade.” However, save for a brief sell-off in the beginning of November, the market had actually started to rally ahead of the U.S. election. Perhaps the U.S. equity market rally was more indicative of improving economic conditions overall, reflected in positive trends in employment, consumer confidence, and housing data, to name a few. Toward the latter stages of the reporting period, the market rotated away from the “Trump Trade” while still moving higher and providing strong returns for investors.

In this environment, the Fund managed to protect assets during the market’s decline in early November, but lagged the equity market’s strong gains when value-oriented stocks and deep-cyclical stocks led the way. As the market leadership rotated away from the value and cyclical plays at the end of February, the Fund was able to outperform the equity benchmark.

In terms of economic sectors, the Fund’s allocation of investments was a slight drag on relative performance. An overweight to consumer discretionary and an underweight to

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX
T Shares	CVTTX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336
T Shares	128120565

www.calamos.com	27

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	21.5%
Consumer Discretionary	17.4
Financials	11.2
Health Care	11.0
Industrials	10.3
Consumer Staples	8.5
Energy	6.3
Utilities	3.5
Real Estate	2.9
Telecommunication Services	2.3
Materials	1.9
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

the perceived safety of consumer staples were beneficial to relative performance, but an underweight to the resurgent financials sector and an overweight to information technology were negatives.

Selection amongst individual holdings proved disappointing during the period, as the Fund’s focus on lower volatility and risk management was less valuable during a quickly rising equity market. Stocks with lower-quality ratings as measured by Standard & Poor’s methodology outperformed, indicating investor willingness to embrace risk during the period. In the Internet and direct marketing retail space as well as in the cable and satellite space of consumer discretionary, portfolio holdings in convertible securities and the avoidance of certain speculative names hindered relative performance. Similarly, within information technology, the use of convertibles and lack of ownership in speculative securities weighed on results in semiconductors and application software.

Please describe the Fund’s participation in up- and down-markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term trends. In the chart below, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75%. Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestments of dividends and capital gains.

How is the Fund positioned?

We continue to position the portfolio with the goal of participating in the U.S. equity market’s upside, while providing resilience during periods of market declines and downside volatility. We believe that actively managing equity market risks through blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

The Fund is broadly diversified with holdings in each of the eleven GICS sectors. The portfolio is overweight the consumer discretionary sector, favoring businesses with strong franchises where consumer spending should revitalize despite a recent slowdown. The Fund is also marginally overweight the industrial sector, which could stand to gain with accelerating economic growth. The Fund is underweight the financials and health care sectors. Within financials, the Fund own shares in diversified banks and asset managers, but is underweight insurance and consumer finance. Health care remains an underweight as the politics around health care has created additional risks and higher costs. These factors have dampened our enthusiasm for the sector, but the Fund still holds shares in many pharmaceutical and managed health care securities.

www.calamos.com	29

Calamos Growth and Income Fund

We remain cognizant of valuations for the overall market and within the portfolio. We reduce exposure to more expensive names when given the opportunity.

What closing thoughts do you have for Fund shareholders?

We are constructive on the U.S. equity market given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. The equity market’s gains do not appear overly enthusiastic in our view, because they are underpinned by stronger earnings and sales growth, which the market hasn’t seen in many years. We also believe that the potent mix of potential tax reform and less regulation has yet to be fully priced into U.S. equities, offering further support for the U.S. equity market. In that sense, the “Trump Trade” may not be over and the Fund has accordingly increased cyclical growth opportunities while maintaining investments in higher, secular growth businesses. Many investors have concerns about the length of the economic recovery and overall valuations for U.S. equities. We see the Fund as an attractive way to help manage those concerns as blending common stocks with convertibles may allow for varying equity exposures, while any resurgence in volatility may prove supportive to the convertible holdings.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	9.78%	13.55%	7.84%	5.74%
With Sales Charge	4.58	8.14	6.79	5.23
Class B Shares – Inception 9/11/00
Without Sales Charge	9.33	12.64	7.25	5.22
With Sales Charge	4.33	7.64	6.94	5.22
Class C Shares – Inception 8/5/96
Without Sales Charge	9.39	12.69	7.01	4.94
With Sales Charge	8.39	11.69	7.01	4.94
Class I Shares – Inception 9/18/97	9.95	13.82	8.10	6.00
Class R Shares – Inception 3/1/07	9.69	13.30	7.58	5.48
Class T Shares – Inception 2/28/17
Without Sales Charge				1.19	^
With Sales Charge				-1.36	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.12%; Class B and C shares is 1.87%; Class I shares is 0.87%; Class R shares is 1.37%; Class T shares is 1.12%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	31

Calamos Global Growth and Income Fund

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX
T Shares	CVLTX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385
T Shares	128120557

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Global Growth and Income Fund returned 6.97% (Class A shares at net asset value), versus a 12.06% return for the MSCI ACWI Index and 12.44% gain for the MSCI World Index.

Supported by positive investor sentiment and encouraging economic data, global equity markets advanced during the first quarter of 2017. We positioned the Fund to capture a majority of the global equity market upside over full market cycles, paying keen attention to mitigating downside risk. While we believe that our focus on potential downside protection can provide compelling advantages in a dynamic market environment, this approach hampered returns during this period as equities experienced a broad and brisk advance.

What factors influenced performance?

Our initial skepticism over the sustainability of the global recovery led us to generally position the Fund for a low-growth environment in the early days of the six-month period. The Fund’s tilt toward higher growth and quality detracted from performance versus the index as more cyclical companies outperformed on a wave of optimism for improving global growth. Following the U.S. election, increasing evidence of a more synchronized global expansion made us more comfortable with a reflationary scenario. Consequently, we took steps to increase the equity sensitivity in the Fund and make additional investments in cyclical and interest-rate sensitive businesses in financials, industrials, and select resource-related businesses.

The Fund’s holdings in the consumer discretionary sector negatively affected performance in the period. Specifically, holdings in the cable and satellite industry trailed those in the index because of slowing growth fundamentals. We hold an overweight position in the consumer sector and own companies in diversified categories across industries, including Internet retail, apparel and accessories, automotive, and homebuilding.

The Fund’s underweight position and security selection in financials also hampered return in the period. In particular, holdings in the asset management and custody banks industry underperformed those in the index. We increased weight in financials during the period, adding holdings positioned to benefit from improving credit quality, increased lending activity, and the potential for higher interest rates.

The Fund’s underweight position and better selection in consumer staples contributed the most to performance in the period. In particular, holdings in the packaged foods and personal products industries performed well. Within the sector, we own a set of global leaders with long-term growth potential and attractive cash flow characteristics across multiple consumer categories.

The Fund’s holdings in telecom services also contributed to returns. Specifically, holdings in the wireless telecom services industry outperformed those in the index. We continue to seek select growth opportunities in this traditionally defensive sector, including companies that offer significant addressable markets and revenue growth potential.

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

From a geographic perspective, the Fund’s country positioning was relatively neutral in terms of performance versus the index, while selection within countries held back overall return. In particular, the Fund’s selection in Germany and the U.S. trailed the index, while the Fund’s overweight position and strong selection in India, Singapore and South Korea added the most value in the period.

Please describe the Fund’s participation in up- and down-markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented portfolio that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up- and down-market trends. In the chart below, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure over times of tumult.

SECTOR WEIGHTINGS
Information Technology	23.4%
Consumer Discretionary	15.8
Financials	15.2
Industrials	11.8
Health Care	9.8
Consumer Staples	6.7
Energy	5.8
Telecommunication Services	5.6
Materials	2.9
Real Estate	1.1
Utilities	0.9
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75%. Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

www.calamos.com	33

Calamos Global Growth and Income Fund

How is the Fund positioned?

Our regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates them into investment decision making.

From a geographic perspective, we have a relatively neutral stance in the U.S. reflecting our view of higher relative valuations balanced against strong fundamentals. We own a combination of holdings in core and secular growth areas in addition to more cyclical opportunities.

We are moderately overweight opportunities in Europe, which reflects our view of improving economic data, reasonable valuations, favorable liquidity and upside in corporate margins. We own select multinationals domiciled in Europe that place a greater emphasis on increased global revenue exposure.

We have a positive view and select overweight in emerging markets. On a regional basis, the Fund’s largest weight is in Emerging Asia, which represents a combination of top-down view and bottom-up selection opportunities. The outlook for earnings growth is strong, and emerging markets are poised to benefit from the stabilization in many currencies and commodities, as well as from a pickup in global demand.

The Fund is modestly underweight to Japan, based on our mixed view of economic and corporate fundamentals. Japan’s macroeconomic fundamentals remain lackluster despite continued monetary accommodation. Valuations are attractive but some companies lack upside catalysts. Therefore, we favor exporters benefiting from the improvement in global growth.

From a sector perspective, we positioned the Fund with an emphasis on opportunities in information technology, consumer discretionary, industrials, health care and financials. We view the valuations of global companies as reasonable by historic standards and have positioned the portfolio accordingly with a combination of core and secular growth companies, in addition to more cyclical opportunities.

What closing thoughts do you have for Fund shareholders?

Recent economic data and corporate earnings point to a synchronized pickup in global growth across all regions. Accommodative monetary policy overall and a pivot toward fiscal stimulus supports global activity, and we see continued opportunities in global equities, offering good fundamentals and valuations. In terms of broad positioning, we favor a blend of investments in secular and core growth companies, in addition to economically sensitive cyclical businesses. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and improving-to-strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, in consumer companies with targeted areas of demand, and more cyclical companies in the industrials, financials and energy sectors that feature improving fundamentals and catalysts. We believe our active, risk-managed investment approach enables us to take advantage of the volatility and opportunities in global equities and convertible securities.

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	35

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	6.97%	9.82%	4.96%	3.55%
With Sales Charge	1.92	4.63	3.95	3.05
Class B Shares – Inception 9/11/00
Without Sales Charge	6.69	8.99	4.18	2.93
With Sales Charge	1.69	3.99	3.90	2.93
Class C Shares – Inception 9/24/96
Without Sales Charge	6.66	8.94	4.15	2.78
With Sales Charge	5.66	7.94	4.15	2.78
Class I Shares – Inception 9/18/97	7.26	10.17	5.23	3.81
Class R Shares – Inception 3/1/07	6.95	9.58	4.70	3.31
Class T Shares – Inception 2/28/17
Without Sales Charge				3.21	^
With Sales Charge				0.67	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.46%; Class B is 2.22% and C shares is 2.21%; Class I shares is 1.21%; Class R shares is 1.71%; Class T shares is 1.46%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund returned 8.88% (Class A shares at net asset value) versus the BofA Merrill Lynch All U.S. Convertibles Index increase of 10.52%. For the same period, the Value Line Convertible Index rose 9.21% and the S&P 500 Index gained 13.32%.

Since its inception on June 21, 1985, the Fund returned 8.93% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.75% for the Value Line Convertible Index and 10.78% for the S&P 500 Index.*

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market. Since its inception, the Fund had a beta of 0.74 (Class A shares) versus the S&P 500 Index. The Fund has therefore experienced 83% of the gain of the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

After a largely unexpected election victory by Donald Trump, the convertible and equity markets rallied during the six-month reporting period. Investors were initially encouraged by the belief that a Trump presidency would provide favorable tailwinds, including tax reform, reduced regulation, and increased infrastructure spending. Investor sentiment also became more bullish in response to improved economic data and higher corporate earnings.

Interest rates moved higher during the period as the Federal Reserve hiked its Fed Funds rate twice during the period to 1.0%. The 3-Year U.S. Treasury Yield increased from 1.00% to 1.45%, while the 5-Year U.S. Treasury Yield moved from 1.31% to 1.81%, and the 10-year U.S. Treasury Yield climbed from 1.84% to 2.29%. After the 10-year U.S. Treasury Yield reached its bottom of 1.37% on July 8, 2016, the Bloomberg Barclays U.S. Government/Credit index declined -2.49% through April 30, 2017. This contrasted sharply with the positive 14.41% return of the BofA Merrill Lynch All U.S. Convertibles Index over the same period.

High yield credit spreads narrowed during the period, with JPMorgan reporting spreads contracting 105 basis points to 445 basis points above Treasurys. Narrower spreads were supportive to the largely below investment grade convertible market and especially to convertibles with CCC implied credit ratings. Consistent with our investment process, the Fund was relatively underweight to these weak credit names.

*	The BofA Merrill Lynch All U.S. Convertibles Index start date was December 31, 1987.

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than three decades of research and experience in convertible security investing

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX
T Shares	CCVTX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369
T Shares	128120540

www.calamos.com	37

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	31.8%
Consumer Discretionary	19.5
Health Care	14.5
Financials	7.1
Industrials	6.1
Real Estate	5.4
Energy	5.2
Utilities	2.9
Materials	2.1
Telecommunication Services	1.8
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

During the period, the environment was favorable to the most equity-sensitive convertibles, which represented roughly 35% of the market on average during the reporting window. Convertibles with the most equity sensitivity were up 21.32%, as represented by the U.S. CV Index (VEQU), and strongly outperformed those with balanced risk/reward attributes (+9.53%), as represented by the U.S. CV Index (VTOT), and those with the most credit sensitivity (+6.44%), as represented by the U.S. CV Index (VYLD). Consistent with our investment approach, we were underweight to the most equity sensitive convertibles in favor of those with balanced risk/reward attributes.

An underweight position and selection in health care held back the result. Notably, portfolio holdings in the biotechnology and managed health care industries underperformed. An underweight position and selection within the energy sector also held back the semiannual result, as the portfolio holdings in both the oil and gas exploration and production and the oil and gas drilling industries lagged.

Conversely, security selection in the telecom services sector added value during the period. Specifically, portfolio holdings in the integrated telecommunication services industry outperformed the index. Security selection within the industrials sector also supported the semiannual return. In particular, selection within both the construction and engineering and the construction machinery and heavy trucks industries outperformed.

Please describe the Fund’s participation in up- and down-markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets. There are a variety of ways to express up-market and down-market capture, whether it is monthly, quarterly, or as we look at the markets—in longer-term up- and down-market trends. In the chart below, you can see how the Convertible Fund performs compared to the U.S. equity and convertible markets through the distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 2.25%.* Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividend and capital gains.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

How is the Fund positioned?

Our positioning places an emphasis on the more balanced structures within the convertible market, which we believe enables us to protect on a downside equity move yet still participate in any upside. Within the more credit-sensitive structures, we favor higher quality balance sheets and companies we believe stand to improve their credit profiles. Within the equity sensitive structures, we are also highly mindful of valuation criteria. We seek companies with strong balance sheets that generate above-average organic growth.

The largest allocation in the portfolio went toward information technology, as we see opportunities within both secular and cyclical themes such as cloud computing, the expansion of semiconductors in multiple-end markets, the exponential growth of data, and upcoming product cycles. The information technology sector may also benefit from potential fiscal stimulus efforts and tax reform. The second-largest area and largest relative overweight is in consumer discretionary, where our selections have been largely bottom-up driven within the media and auto industries. The largest relative underweight is in financials, REITs, utilities and consumer staples, as these represent largely defensive sectors or sectors possessing a high number of unfavorable convertibles.

www.calamos.com	39

Calamos Convertible Fund

What closing thoughts do you have for Fund shareholders?

We are constructive on the equity and convertible markets given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. We also believe that the potent mix of tax reform and reduced regulation has yet to be priced fully into U.S. equities—a mix that will provide a further catalyst for the U.S. convertible market. Even so, the lack of certainty surrounding the timing of implementation of U.S. fiscal policy and ongoing geopolitical issues are likely to be sources of volatility going forward. We have positioned the convertible portfolio to participate in equity market advances, while providing a measure of downside protection during potential periods of volatility. We further believe that convertibles are a favored asset class given their strong historical performance in a rising-rate, higher equity market backdrop. Active management in convertibles remains important, given that market changes and new issuance can alter the profile of the convertible market over time. As such, we believe that our actively managed approach will allow us to take advantage of opportunities and maintain an attractive risk/reward profile that will be beneficial over full market cycles.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	8.88%	14.19%	6.55%	4.86%
With Sales Charge	3.73	8.77	5.51	4.36
Class B Shares – Inception 9/11/00
Without Sales Charge	8.47	13.32	5.75	4.23
With Sales Charge	3.47	8.32	5.43	4.23
Class C Shares – Inception 7/5/96
Without Sales Charge	8.41	13.31	5.75	4.07
With Sales Charge	7.41	12.31	5.75	4.07
Class I Shares – Inception 6/25/97	9.01	14.44	6.82	5.13
Class R Shares – Inception 3/1/07	8.71	13.83	6.28	4.62
Class T Shares – Inception 2/28/17
Without Sales Charge				1.93	^
With Sales Charge				-0.61	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.15%; Class B and C shares is 1.90%; Class I shares is 0.90%; Class R shares is 1.40%; Class T shares is 1.15%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC). * Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

^	Since Inception

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	41

Calamos Global Convertible Fund

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe

◾	Leverages more than 30 years of research in convertible security investing

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

◾	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX
T Shares	CTGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714
T Shares	128120474

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund returned 7.20% (Class A shares at net asset value) versus the BofA Merrill Lynch Global 300 Convertible Index return of 7.44%. Since its inception on December 31, 2014, the Fund increased 3.59% versus a 6.41% gain by the index.

What factors influenced performance?

The global equity and convertible markets performed strongly as prices reflected generally better global economic data, higher corporate earnings and more bullish investor sentiment. After a largely unexpected victory by President Donald Trump, the convertible and equity markets rallied during the six-month reporting period. Investors were encouraged by the initial belief that a Trump presidency would provide favorable tailwinds including tax reform, reduced regulation, and increased infrastructure spending.

Global interest rates moved higher during the six-month period as illustrated by the -1.63% return of the Bloomberg Barclays Global Aggregate Bond Index. U.S. Interest rates rose after the Federal Reserve hiked its Fed Funds rate twice during the period to 1.0%. The 3-year U.S. Treasury yield increased from 1.00% to 1.45%, while the 5-year U.S. Treasury yield moved from 1.31% to 1.81%). The 10-year U.S. Treasury yield increased from 1.84% to 2.29%. After the 10-year U.S. Treasury yield reached its bottom of 1.37% on July 8, 2016, the Bloomberg Barclays Global Aggregate Bond Index declined 4.2% through April 30, 2017. This contrasted sharply with the positive 11.0% return of the BofA Merrill Lynch Global 300 Convertible Index over the same period.

Global high yield credit spreads narrowed during the period with JPMorgan reporting global spreads contracting 105 basis points to 446 basis points above government securities. Narrower spreads were supportive to the largely below investment grade convertible market and especially to convertibles with CCC implied credit ratings. Consistent with our investment process, the Fund was relatively underweight to these weak credit names.

During the period, the market environment was favorable to the most equity-sensitive convertibles in the market. Convertibles with the most equity sensitivity were up 17.1% and strongly outperformed those with balanced risk/reward attributes (+6.6%) and those with the most credit sensitivity (+3.3%) Our investment approach led us to be underweight the most equity-sensitive convertibles in favor of those with balanced risk/reward attributes.

From an economic sector position, selection in consumer discretionary provided the greatest benefit to return. Holdings in movies and entertainment delivered a nice boost to performance as did our representation in automobile manufacturers. The portfolio’s relative security selection in industrials also contributed to return, notably issue selection in aerospace and defense and in construction machinery and heavy trucks.

Security selection in health care held back performance during the quarter. The portfolio was underweight to the biotechnology industry, which had a solid quarter, and our holdings lagged relative to the benchmark index. Additionally, positions within managed health care underperformed. An overweight to and selection in financials also detracted in the first quarter. The greatest setbacks occurred in asset management and custody

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

banks. Optimism waned as it became evident the political process for future policy changes would be difficult—and bank stocks took a hit in March. Even so, we believe the portfolio’s holdings in this sector are positioned to benefit from higher interest rates, improving business fundamentals, and the prospect of reduced regulations.

Security selection in Europe and Japan added value during the reporting period. However, security selection in the United States as well as the Emerging Europe and South Africa and Emerging Asia regions lagged. In terms of currencies, the portfolio’s underweight to the Japanese yen, which weakened relative to the U.S. dollar, helped. An overweight allocation to the euro held back the six-month result.

How is the Fund positioned?

Our positioning has placed an emphasis on the more balanced structures within the convertible market, which we believe enable us to protect on a downside equity move, yet still participate in any upside. Within the more credit-sensitive structures, we favor higher-quality balance sheets and companies that we believe stand to improve their credit profiles. Within the equity-sensitive structures, we are also highly mindful of valuation criteria. We seek companies with strong balance sheets that generate above-average organic growth.

The largest allocation in the portfolio went toward information technology, as we see opportunities within both secular and cyclical themes such as cloud computing, the expansion of semiconductors in multiple end markets, the exponential growth of data and upcoming product cycles. The information technology sector may also benefit from potential fiscal stimulus efforts and tax reform. The second-largest area and largest relative overweight is in consumer discretionary, where our selections have been largely bottom-up driven within the media and auto industries. The portfolio has its lightest allocations in consumer staples, utilities, and materials as these sectors represent a minor portion of the convertible market.

From a geographic perspective relative to the BofA Merrill Lynch Global 300 Convertible Index, the Fund has slightly heavier weightings in the United States and the Emerging Europe and South Africa regions. The portfolio is relatively underweight to Japan and Emerging Asia.

What closing thoughts do you have for Fund shareholders?

We are constructive on the equity and convertible markets given our view that the global economy appears positioned for measured expansion with growth picking up steam. Accommodative monetary policy and a pivot toward fiscal stimulus is also supporting global activity, and we see continued opportunities in global convertibles offering good fundamentals and valuations. We also believe that the potent mix of tax reform and less regulation will provide a catalyst to the U.S. convertible market, which makes up the majority share of the global convertible market. Even so, the uncertainty surrounding the timing of implementation of U.S. fiscal policy is likely to be a source of volatility going forward. Geopolitical issues may also create volatility. We have positioned the convertible portfolio to participate in any further equity market advances while also providing a measure of downside protection during these potential periods of volatility. We further believe that convertibles are a favored asset class given their strong historical performance in a rising rate, higher equity market backdrop. Active management in convertibles remains important given that market changes and new issuance can alter the profile of the convertible market over time. As such, we believe that our actively managed approach will allow us to take advantage of opportunities and maintain an attractive risk/reward profile that will be beneficial over full market cycles.

SECTOR WEIGHTINGS
Information Technology	20.0%
Consumer Discretionary	17.4
Industrials	14.1
Financials	13.7
Health Care	10.6
Real Estate	5.8
Energy	5.4
Telecommunication Services	4.7
Materials	1.5
Utilities	1.5
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	43

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	7.20%	10.09%	3.59%
With Sales Charge	2.14	4.90	1.44
Class C Shares – Inception 12/31/2014
Without Sales Charge	6.70	9.27	2.81
With Sales Charge	5.70	8.27	2.81
Class I Shares – Inception 12/31/2014	7.20	10.33	3.86
Class R Shares – Inception 12/31/2014	6.93	9.75	3.30
Class T Shares – Inception 2/28/2017
Without Sales Charge			3.31
With Sales Charge			0.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.47%; Class C shares is 2.22%; Class I shares is 1.22%; Class R shares is 1.72%; Class T shares is 1.47%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2019, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I, Class R and Class T shares are limited to 1.36%, 2.11%, 1.11%, 1.60% and 1.36% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC). *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

NOTES:

The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Total Return Bond Fund dipped -0.18% (Class A shares at net asset value) finishing slightly ahead of the -0.67 decline for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.40% on an annualized basis (Class A shares at net asset value) versus a 4.50% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

Interest rates moved higher during the period as the Federal Reserve increased the Fed Funds rate twice and lifted its target range to between 0.75% and 1.00%. In response, interest rates across the yield curve rose and led to negative price returns on U.S. Treasurys. As shown in the chart below, the 5-year Treasury yield moved from 1.31% to 1.81%, while the 10-year U.S. Treasury yield increased from 1.84% to 2.29%. The 30-year yield climbed from 2.58% to 2.96%.

Source: U.S. Department of Treasury

The Fund outperformed the index and benefited from its underweight allocation to U.S. Treasurys and longer-duration* credits. However, the Fund’s 10+ year duration bonds underperformed their index counterparts during the period, declining -2.36%.

Credit spreads narrowed during the period, which helped Baa-rated credits and corporate bonds offset much of the impact of rising interest rates. Within the index, Baa-rated holdings rose 0.75%, while Aaa, Aa, and A-rated issues posted negative returns of -1.02%, -0.42% and -0.26%, respectively. The corporate bond sector posted a positive result and returned 0.23% during the period. The portfolio benefited from its overweight to corporate bonds and to credits rated Baa or lower.

An overweight allocation to holdings with durations in the 7- to 10-year range slightly held back the period result. The portfolio’s lack of asset-backed pass-through securities also detracted from return.

*	Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

OVERVIEW

The fund invests in a diversified portfolio of fixed income instruments, seeking total return consistent with capital preservation.

KEY FEATURES

◾	Flexible mandate allows us to invest across the fixed income universe with a focus on investment grade credit, high yield credit and U.S. Treasury securities

◾	Dynamic investment process combines rigorous, fundamental credit research with top-down macro views

◾	Employs proprietary high yield research to identify securities with the best potential to migrate to investment grade status, ahead of ratings agency upgrades

PORTFOLIO FIT

The fund offers broad, diversified exposure to the U.S. investment grade bond market with opportunistic allocation to high yield securities.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX
T Shares	CTRTX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260
T Shares	128120532

www.calamos.com	45

Calamos Total Return Bond Fund

ASSET ALLOCATION
Corporate Bonds	69.4%
U.S. Government and Agency Securities	26.5
Cash and Receivables/Payables	3.9
Investment of Cash Collateral for Securities Loaned	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

How is the fund positioned?

The Fund’s duration of 5.37 years is shorter than the 5.89 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

Relative to the index, we are overweight to corporate debt as we continue to see favorable risk-adjusted return opportunities in the credit markets. We also have a modest allocation to BB-rated bonds based on fundamentals and valuations. At the same time, corporate bond credit spreads have narrowed substantially, and we increased our allocation to U.S. Treasuries over the period, though we remain underweight. We are likewise underweight mortgages and agencies.

Within the corporate bond allocation, the portfolio has its heaviest weightings in the financials, consumer discretionary, and information technology sectors. Our lightest positioning is found in materials, energy and telecommunication services.

Do you have any closing thoughts for shareholders?

The Federal Reserve’s March Fed Funds rate increase signaled a new dynamic in its relationship with the market. In the recent past, the Fed was extremely sensitive to the market’s response to any hint of a rate increase and repeatedly forestalled rate hikes. With its recent release, the Fed stopped waiting for the markets to get comfortable. Instead, Chair Janet Yellen repeated her intentions, the market listened, and the Fed acted.

We believe that short-term rates are unlikely to move significantly higher, as we believe the economy still needs to improve and is not on the cusp of a breakout. Softer-than-expected GDP growth, slowing credit growth, and less-than-robust capital expenditures are among the indicators that point to a more cautious economic outlook. Additionally, minutes from the March Federal Reserve meeting indicated that the Fed backed a plan that would begin reducing its $4.5 trillion balance sheet. With this backdrop, it is our expectation that short-term rates may settle in the 1.75% to 2.00% range over the next four to five quarters, with two to three more Federal Reserve rate hikes expected over that time. We also expect that long-term rates will be more contained than many investors believe with 10-year interest rates hovering around 3% or under—a figure in line with market expectations.

The Fed’s new dynamic of providing less precise guidance is likely to create noise and require investors to do more of their homework, fostering an environment that is conducive to Calamos’ active and experienced management style. Consequently, we see many attractive opportunities in the bond market going forward.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	-0.18%	1.38%	2.41%	4.40%
With Sales Charge	-3.92	-2.43	1.63	3.99
Class B Shares – Inception 6/27/07
Without Sales Charge	-0.46	0.82	1.67	3.77
With Sales Charge	-3.91	-2.65	1.45	3.77
Class C Shares – Inception 6/27/07
Without Sales Charge	-0.55	0.73	1.65	3.62
With Sales Charge	-1.54	-0.26	1.65	3.62
Class I Shares – Inception 6/27/07	-0.06	1.73	2.66	4.66
Class R Shares – Inception 6/27/07	-0.31	0.94	2.10	4.12
Class T Shares – Inception 2/28/17
Without Sales Charge				0.75
With Sales Charge				-1.77

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.07%; Class B is 1.83% and C shares is 1.82%; Class I shares is 0.82%; Class R shares is 1.31%; Class T shares is 1.07%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I, Class R and Class T shares are limited to 0.88%, 1.64%, 1.63%, 0.63%, 1.12% and 0.88% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC). *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 3.75%.

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	47

Calamos High Income Fund

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

◾	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

◾	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

◾	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment grade credit exposure, providing attractive income and total-return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX
T Shares	CHYTX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377
T Shares	128120524

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund returned 4.99% (Class A shares at net asset value) versus a gain of 4.67% for the BofA Merrill Lynch High Yield BB-B Constrained Index and 5.64% for the Credit Suisse U.S. High Yield Index.

Since its inception on August 2, 1999, the Fund gained 6.21% on an annualized basis (Class A shares at net asset value) versus a 6.74% return for the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index and 7.34% return for the Credit Suisse U.S. High Yield Index.

What factors influenced performance?

After a largely unexpected victory by President Donald Trump, the high yield market rallied during the six-month reporting period. Investors were initially encouraged by the belief that a Trump presidency would provide favorable tailwinds including tax reform, reduced regulation, and increased infrastructure spending. Investor sentiment also became more bullish in response to improved economic data and higher corporate earnings.

Interest rates moved higher as the Federal Reserve hiked the Fed Funds rate twice during the period to 1.0%. Interest rates across the yield curve rose in response. The 3-year Treasury yield increased from 1.00% to 1.45%, while the 5-year Treasury yield moved from 1.31% to 1.81%. The 10-year U.S. Treasury yield climbed from 1.84% to 2.29%.

Source: U.S. Department of Treasury

High yield credit spreads narrowed during the period with JPMorgan reporting spreads contracting 105 basis points to 445 basis points above Treasurys. CCC credits benefited the most from this narrowing. Relative to the BB-B constrained benchmark, the Fund was overweight to CCC credits—which helped—but significantly underweight CCC-rated issuers when compared to the entire high yield market.

From an economic sector perspective, the portfolio benefited from strong selection in the energy and telecom services sectors. Conversely, security selection in real estate and materials held back the portfolio result.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

How is the Fund positioned?

Regarding areas of emphasis, we focus on selecting issuers with strengthening balance sheets and improving debt-servicing capabilities. We also intently seek potential rising stars or issuers that may be upgraded from high yield to investment grade in the near term. Historically, identifying these securities in advance of rating agency upgrades has been a source of positive alpha. From an economic sector standpoint, the portfolio has its heaviest weightings in the consumer discretionary, materials and telecommunications sectors. Its lightest allocations are in utilities, consumer staples and financials. From a credit standpoint, the heaviest allocations went to the BB and B credit tiers with a modest allocation to CCC-rated issuers.

What closing thoughts do you have for shareholders?

While we expect default rates to trend lower, we remain cautiously positioned given the asymmetric risk-return profile of CCC issuers. We expect that energy defaults will almost certainly be lower, but will be offset somewhat by defaults in other areas (retail, for example, is growing increasingly distressed). With the combination of weaker relative technicals and spreads well through long-run averages, we expect the upside and corresponding price appreciation potential to be limited for the high yield asset class in the next year, amounting to mostly a “coupon clip” type of return. We believe that our active portfolio management with its rigorous bottom-up security selection process should be able to generate better-than-coupon returns in this environment.

SECTOR WEIGHTINGS
Consumer Discretionary	22.1%
Industrials	15.2
Telecommunication Services	10.5
Energy	10.0
Health Care	10.0
Information Technology	8.5
Materials	8.2
Financials	6.1
Consumer Staples	4.5
Real Estate	2.1
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC. *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

www.calamos.com	49

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	4.99%	11.26%	4.68%	4.84%
With Sales Charge	0.00	5.93	3.66	4.33
Class B Shares – Inception 12/21/00
Without Sales Charge	4.55	10.38	3.88	4.20
With Sales Charge	-0.45	5.38	3.56	4.20
Class C Shares – Inception 12/21/00
Without Sales Charge	4.60	10.39	3.87	4.04
With Sales Charge	3.60	9.39	3.87	4.04
Class I Shares – Inception 3/1/02	5.12	11.42	4.92	5.09
Class R Shares – Inception 3/1/07	4.72	10.87	4.38	4.56
Class T Shares – Inception 2/28/17
Without Sales Charge				0.75	^
With Sales Charge				-1.77	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.33%; Class B shares is 2.09%; C shares is 2.08%; Class I shares is 1.08%; Class R shares is 1.57%; Class T shares is 1.33%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC). *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch High Yield BB-B Constrained Index tracks the performance of BB- and B-rated high yield bonds.

The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is not an official benchmark as of 4/30/17. It is shown for informational purposes only. The index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, the Fund returned 2.92% (Class A shares at net asset value) versus a -0.70% loss for the Bloomberg Barclays U.S. Government/Credit Bond Index and a 0.22% return for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 5-year and 10-year periods as of April 30, 2017, the Fund’s A shares return ranked in the 10th percentile and 11th percentile, respectively, in the Morningstar Market Neutral category peer group.* Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included rising interest rates. Since its inception on September 4, 1990, the Fund gained 6.38% on an annualized basis (Class A shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 6.22% while the Citigroup 30-Day U.S. Treasury bill Index returned 2.57%.

What factors influenced performance?

The convertible arbitrage and covered call writing facets of the Market Neutral Income Fund performed positively during the reporting period and contributed to the overall Fund Return.

Volatility declined during the six-month period, as evidenced by the CBOE Volatility Index (VIX)’s decline from 17.06% at the beginning of the period to 10.82%. With the exception of the first few days of the period, which coincided with the U.S. Presidential election, volatility traded significantly below its long-term average of 19.56% during the period. Lower overall volatility muted the Fund’s ability to generate results from convertible arbitrage rebalancing and call option premium capture. On the other hand, put protection was relatively inexpensive which worked to the Fund’s advantage.

Elevated option skew was also persistent during the period.† The Credit Suisse “Fear Barometer” Index, which compares the relative value of calls versus puts, finished the reporting period at 36.13%. This level was well above the 20.59% historical average of the index and indicated that calls are relatively inexpensive when compared to puts given the low interest rate environment. While the option skew presented the challenge of collecting narrower premium capture than historically, it also presented opportunities to harness call and put spreads.

The Federal Reserve raised the Fed Funds rate twice during the period, adding two 25-basis point hikes for a total of 1.0%. This was supportive to the interest carry on our convertible arbitrage short equity positions.

High yield credit spreads narrowed during the period, as JPMorgan reported that spreads contracted 105 basis points to 445 basis points above Treasurys. Narrower spreads supported the convertible arbitrage portion of the portfolio as the bond portion of the convertible became more valuable. Narrowing spreads also more than

*	Data is as of 4/30/17. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A shares were in the 23rd, 17th, 10th, and 11th percentiles of 152, 125, 81 and 40 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

†	Skew describes asymmetry from the normal distribution in a set of statistical data.

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

◾	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

◾	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

◾	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX
T Shares	CVSTX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351
T Shares	128120516

www.calamos.com	51

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	34.3%
Consumer Discretionary	17.1
Health Care	13.4
Financials	7.7
Industrials	6.8
Energy	5.0
Consumer Staples	4.8
Real Estate	3.4
Telecommunication Services	3.2
Materials	2.6
Utilities	1.8
Other	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

offset rising interest rates during the period. Additionally, 3-year and 5-year Treasury yields moved 45 and 50 basis points higher to 1.45% and 1.84%, respectively.

How is the Fund positioned?

At the end of the reporting period, the Fund had a roughly equal allocation between convertible arbitrage (52.8%) and covered call writing (47.2%), as both strategies provided a similar though complementary return opportunity going forward in our view. Given the elevated option skew discussed above, we have found call and put spreads to be very valuable tools. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near-the-money put spreads, we are able to construct a more effective hedge that still has a delta and profile similar to that our historical hedge.

What closing thoughts do you have for Fund shareholders?

While index volatility has been historically low, single name volatility has not been as depressed and we have been able to find opportunities to use volatility in our convertible arbitrage strategy. Volatility in the market may increase at some point in the future stemming from a variety of potential sources. Post-Trump election euphoria may wane against a backdrop of a politically polarized Congress. Geopolitical events involving Syria, ISIS and North Korea may also potentially disrupt markets.

After a prolonged period of historically low interest rates, the Fed increased short-term rates and longer-term rates are poised to move higher. While accommodative monetary policies and purchase programs from other global central banks may prevent soaring U.S. interest rates, the interest rate environment is likely to see fluctuation amid speculation over the direction and magnitude of interest rates. We believe the Market Neutral Income Fund provides a unique opportunity for investors. When used within the fixed income allocation, the Fund has historically provided bond-like returns with bond-like risk—without having bond-like interest rate sensitivity. The Fund’s return versus the Bloomberg Barclays U.S. Government/Credit Bond Index bears this out. Additionally, as the Fund has lower correlations to other asset classes, portfolios should benefit as the Fund can provide stability in a market environment that could again become volatile.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC. *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	2.92%	5.69%	3.42%	3.06%
With Sales Charge	-1.93	0.67	2.41	2.55
Class B Shares – Inception 9/11/00
Without Sales Charge	2.59	4.90	2.66	2.43
With Sales Charge	-2.41	-0.10	2.30	2.43
Class C Shares – Inception 2/16/00
Without Sales Charge	2.57	4.87	2.65	2.28
With Sales Charge	1.57	3.87	2.65	2.28
Class I Shares – Inception 5/10/00	3.17	6.02	3.68	3.31
Class R Shares – Inception 3/1/07	2.89	5.45	3.17	2.79
Class T Shares – Inception 2/28/17
Without Sales Charge				0.33	^
With Sales Charge				-2.18	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.22%; Class B and C shares is 1.97%; Class I shares is 0.97%; Class R shares is 1.47%; Class T shares is 1.22%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC). *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Morningstar Market Neutral Category represent funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The S&P 500 Volatility Index or VIX (based on its CBOE ticker symbol) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Hedged Equity Income Fund

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

◾	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

◾	Option-based risk-management strategy attempts to lower the volatility of equity investments

◾	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX
T Shares	CAHTX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672
T Shares	128120466

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2017, Calamos Hedged Equity Income Fund gained 5.64% (Class A shares at net asset value) versus the S&P 500 Index gain of 13.32% and the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.67%. Since its inception on December 31, 2014, the Fund gained 3.89% on an annualized basis (Class A shares at net asset value), versus 8.75% for the S&P 500 Index and 2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher.

What factors influenced performance?

After a largely unexpected victory by President Trump, the S&P 500 Index rallied during the six-month reporting period. Investors were encouraged by the belief that a Trump presidency would provide favorable tailwinds including tax reform, reduced regulation, and increased infrastructure spending. Investor sentiment also became more bullish in response to improved economic data and higher corporate earnings, and the Fund benefited as it participated in some of the equity upside. We also benefited from being less than 100% overwritten in a rising market.

Volatility declined during the six-month period. The CBOE Volatility Index (VIX) declined from 17.06% at the beginning of the period to 10.82%. With the exception of the first few days of the period, which included the U.S. Presidential election, volatility traded significantly below its long-term average of 19.56% during the period. Lower overall volatility muted the Fund’s ability to generate results from call option premium capture. On the other hand, put protection was relatively inexpensive, and this worked to the Fund’s advantage. Lower volatility allowed the Fund to purchase more puts at a reduced cost. However, lower volatility also meant that premium capture opportunities were more limited.

Elevated option skew* was also persistent during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 36.13%. This level was well above the 20.59% historical average of the index and was indicative that calls are relatively inexpensive when compared to puts given the low interest rate environment. While the option skew presented a challenge in terms of collecting narrower premium capture than historically, it also presented an opportunity to monetize call and put spreads.

How is the fund positioned?

Option Positioning. We frequently adjust the call and put quantities to maintain a balanced risk/reward. Excluding the long calls and short puts used in the option spreads, the portfolio had 92% calls written against its equity basket versus a 50% put hedge at the end of the period. Additionally, the calls written averaged roughly 2.7% in the money with 148 days to expiration. The puts purchased averaged 2.8% out of the money with 57 days to expiration. Put and call spreads remain a valuable tool and still continue to positively impact the current portfolio’s risk/reward (skew), providing

* Skew describes asymmetry from the normal distribution in a set of statistical data.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund

additional protection over and above our typical 40% to 50% put notional minimum and adding upside participation potential.

Sector Positioning. At the end of the reporting period and relative to the S&P 500 Index, the equity basket was slightly overweight to the health care, energy, and consumer discretionary sectors. The portfolio had slight underweight positions in the financials, consumer staples and materials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger cap (>$25 billion) holdings and a lighter weight to mid cap ($12 billion to $25 billion) names.

What closing thoughts do you have for Fund shareholders?

We are constructive on the equity markets given our view that the U.S. economy appears positioned for measured expansion. The potent mix of tax reform and lower regulations may provide fuel to move the markets higher. Despite index volatility being historically low, volatility in the market may increase at some point in the future stemming from a variety of potential sources. Post-Trump election euphoria may wane against a backdrop of a politically polarized Washington, D.C. Geopolitical events surrounding Syria, ISIS and North Korea may also disrupt markets.

We believe the Calamos Hedged Equity Income Fund to be well positioned in this environment. Should the equity markets continue to advance, the Fund is poised to participate in a portion of its upside while also providing an enhanced income stream from the equity dividends and premium capture. Conversely, should the markets retreat, the income stream and the Fund’s put protection will serve to provide a measure of downside protection.

SECTOR WEIGHTINGS
Information Technology	22.7%
Health Care	14.3
Financials	13.5
Consumer Discretionary	13.2
Industrials	10.4
Consumer Staples	8.9
Energy	6.8
Utilities	2.9
Real Estate	2.8
Telecommunication Services	2.6
Materials	2.5
Other	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

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Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	5.64%	8.78%	3.89%
With Sales Charge	0.62	3.59	1.74
Class C Shares – Inception 12/31/2014
Without Sales Charge	5.29	7.96	3.11
With Sales Charge	4.29	6.96	3.11
Class I Shares – Inception 12/31/2014	5.77	9.05	4.15
Class T Shares – Inception 2/28/2017
Without Sales Charge			0.32
With Sales Charge			-2.19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 2.04%; Class C shares is 2.08%; Class I shares is 1.82%; Class T shares is 2.04%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T shares are limited to 1.23%, 1.98%, 0.98% and 1.23% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is your rationale behind launching the Calamos Phineus Long/Short Fund?

Calamos Phineus Long/short Fund offers our clients access to an institutionally managed global equity portfolio that has exhibited strong performance over its 15-year history by the same portfolio manager. Given the market environment of sluggish growth, low interest rates and sporadic episodes of high volatility, the Calamos Phineus Fund offers a compelling alternative to traditional long only equity managers in a strategy that has generated returns in excess of the S&P 500 and the MSCI Indices, with lower volatility. The product serves to broaden the Calamos suite of alternative investments within the global equity class.

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

•	A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

•	An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

•

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the six-month period ended April 30, 2017, Phineus Long/Short Fund increased 12.56% (Class A shares at net asset value). The MSCI World Index rose 12.44% and the S&P 500 Index rose 13.32% over the comparable period.

Equity markets enjoyed a respectable start to 2017, extending the prior year’s healthy performance. While the U.S. election and related hopes for tax reform, infrastructure spending and lessened regulation have undoubtedly supported this rally, this latest leg of the bull market began over a year ago—long before November—when U.S. corporate and consumer surveys first hinted that the global profit recession was approaching its close.

Since its inception on May 1, 2002, the Fund has returned 11.56% on an annualized basis (Class A Shares at net asset value) and thus, markedly outperformed both the MSCI World and S&P 500 Indexes, which returned 7.12% and 7.55% respectively over the same period.

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX
T Shares	CPLTX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631
T Shares	128120458

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Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS
Financials	30.4%
Information Technology	15.7
Other	14.8
Consumer Discretionary	12.6
Industrials	7.5
Health Care	3.9
Real Estate	2.3
Materials	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

What contributed to performance over the six -month period under review?

The largest contributors arose from long investments in the financials and consumer discretionary sectors, while short exposure in consumer staples hindered performance. Notable contributors during the period included long positions in Bank of America 2.6%* and JPMorgan Chase 3.5%* (financials), Priceline.com 3.2%* (consumer discretionary) and Apple, Inc. 2.2%* (information technology). Detractors included short positions in Colgate-Palmolive -1.1%* (consumer staples) and Merck & Co. sold 1/12/17 (health care), as well as long positions in Radian 2.1%* (financials) and NCR Corp. 2.0%* (information technology).

How is the Fund positioned in the context of the global economic cycle?

The portfolio is positioned for what we anticipate will be a sustained global reflation cycle. Accordingly, our largest long positions include financials, select cyclicals and idiosyncratic growth technology. While some of these names performed well in 2016, we suspect financials in particular have entered a multi-year upcycle. More broadly, we emphasize companies where the valuation frameworks are clear, supported by healthy cash flow and earnings potential. Our investment in airlines is an example of a cyclical industry where valuations are modest due to “end of cycle” fears, while sustained U.S. economic conditions could prove lucrative as managements use cash flows to retire outstanding shares. In addition, we maintain selective investments in the information technology and consumer discretionary sectors, which we regard as the natural destination for monies that flow away from the overvalued “bond proxies” such as consumer staples, telecom services and utilities. We think information technology benefits from idiosyncratic growth, cash-rich balance sheets, and low leverage ratios and therefore should provide downside support in the event of a market drawdown.

The Fund maintains a short hedge in the consumer staples and health care sectors. We believe these industries will succumb to overvaluation pressures as deflation fears ease and these “bond proxies” are unlikely to regain their former leadership status. In our view, many consumer brand companies are particularly vulnerable to online retailers’ new push into private label grocery and household products.

Outside the U.S., the Fund is net long Europe, where compelling valuations combine with widening evidence of a sustained cyclical upswing. Political and economic conditions in Europe have greatly improved of late, which should provide support for global markets. With Germany and France appearing to move toward increased co-operation regarding economic policy and institutional structures, the EU should become a source of stability, rather than a tail risk for the global landscape. Finally, we maintained modest exposure to India and Vietnam, while adding monies tactically to Mexico in late January. We exited this position in April, after realizing a solid return.

The global economic setting appears healthier today than at any time since 2008. If the U.S. expansion continues into 2019 as we expect, it makes sense to look abroad incrementally for opportunities. Unlike the U.S., where sustained recovery is widely understood, Europe is on the cusp of sustained cyclical improvement. Consequently, we expect the green shoots of reflation to gather momentum across the euro zone in 2017. The latest figures from France show industrial production rising to the highest level since December 2011. Coupled with brisk activity in Spain and Germany, the French recovery implies the euro zone will be firing on three of its four main cylinders in a cyclical upswing that could be self-sustaining.

*%	of net assets as of 4/30/17.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

Conditions in the emerging economies face a multi-year workout but have seen their worst. The crises here represent the last domino in the global deleveraging wave. The emergence of President Trump’s trade policies implies some risk to the growth models for these economies, and China in particular is vulnerable to an ongoing deceleration of its growth outlook. China remains the one major economy that has yet to de-lever, which we expect to gather pace in 2018 after this autumn’s political Congress. For now, we see selective opportunities in the emerging economies.

What are your closing thoughts for the coming year?

The rotation from defensive stocks into cyclicals that was prominent through the latter part of 2016 paused as the markets assessed the dynamics of deflation versus reflation. In our view, this pause in market leadership was based more on concerns regarding the fulfillment of President Trump’s agenda rather than any deterioration in economic fundamentals. Indeed, both business and consumer confidence remain near recent highs. Corporate managements appear inspired by the prospect of a more pro-growth, less-regulatory setting, and most acknowledge the ongoing improvement in conditions overseas.

International equities posted solid returns for the period as well. Overseas markets benefited from stability in the U.S. dollar, evidence of cyclical recovery, and subdued populist/protectionism support. In Europe, equity markets improved, supported by widening earnings growth and the perception that political risk relating to the potential breakup of the euro zone are receding. This has helped the European equity markets keep pace with the U.S. this year, after having underperformed through much of the post-2008 period.

We continue to believe markets are in the early stages of improving global GDP through 2017, supported by ongoing U.S. expansion, European cyclical recovery, and stabilization in select emerging economies. Stability in the U.S. dollar and in oil prices has lessened fears of an imminent default cycle. Generally speaking, 2017 should be the first year of many when the major economic blocs move along a more synchronized path, which implies that investors should increasingly look abroad for cyclical opportunity.

We believe the risk of a bear market in 2017 is low, primarily because the odds of a U.S. recession appear modest until late 2018 at the earliest. While the expansion is moving into its ninth year, its lack of fundamental progress in areas such as wage growth, capacity utilization and capital spending suggests that it is more mid-cycle than late-cycle in nature. The Trump victory underscores the globally rising focus on growth by policymakers. Although many uncertainties exist on the political side, politics are combining with the business cycle to underpin the longevity of the current U.S. expansion.

President Trump’s pro-growth policies have arrived at a moment when the long global deleveraging cycle was nearing its end. This wave of debt crises—which began in the U.S. in 2008, reached its nadir in Europe in 2012 and swept through the emerging economies in recent years—has created the conditions for a long global expansion. In this sense, fate favors many of Trump’s proposals including his “responsible nationalism” on trade, taxes and immigration. Both in the U.S., and increasingly in Europe, the political establishment is supportive of fiscal initiatives, which implies the limits of monetary policy have been acknowledged.

After the recent post-election run, markets are pausing to assess the Republican Party’s ability to deliver its policy agenda in the face of stiff bipartisanship. This political wrangling will remain front and center for investors, but we think the market could be a better judge of the combined political and economic risks. Through all the political

www.calamos.com	59

Calamos Phineus Long/Short Fund

noise, it seems clear that both consumers and businesses are significantly more positive about their future economic prospects than they were this time last year. This is consistent with our healthy assessment of the global economic picture, which remains the most important cue for markets. In our view, this will drive sustained rotation into equities as the fear of deflation gradually gives way to reflation confidence and ongoing economic expansion.

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 5, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 5, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, C and I share expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/17

	6 MONTHS	1 YEAR	5 YEAR	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	12.56%	15.56%	8.05%	10.49%
With Sales Charge	7.18	10.10	7.01	9.96
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	12.14	14.70	7.26	9.67
With Sales Charge	11.14	13.70	7.26	9.67
Class I Shares (With Predecessor) – Inception 5/1/2002	12.61	15.94	8.34	10.77
Class T Shares – Inception 2/28/2017
Without Sales Charge				1.86	^
With Sales Charge				-0.66	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/27, the Fund’s gross expense ratio for Class A shares is 4.29%; Class C shares is 5.07%; Class I and Class T shares is 4.29%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T shares are 3.24%, 3.94%, 3.02%, and 3.24%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	61

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2016 to April 30, 2017, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2016 to April 30, 2017, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2016 and held through April 30, 2017.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES	CLASS T(1) SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$7.31	$11.24	$11.24	$6.00	$8.62	$2.36
Actual – Ending Balance	$1,122.20	$1,118.00	$1,118.00	$1,123.60	$1,120.80	$1,028.80

Hypothetical Expenses per $1,000*	$6.95	$10.69	$10.69	$5.71	$8.20	$2.33
Hypothetical – Ending Value	$1,017.90	$1,014.18	$1,014.18	$1,019.14	$1,016.66	$1,006.17

Annualized expense ratio(2)	1.39%	2.14%	2.14%	1.14%	1.64%	1.37%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$6.01	$9.91	$9.92	$4.71	$7.32	$1.94
Actual – Ending Balance	$1,108.50	$1,104.10	$1,105.10	$1,110.80	$1,107.50	$988.60

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00	$1.96
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85	$1,006.54

Annualized expense ratio(2)	1.15%	1.90%	1.90%	0.90%	1.40%	1.15%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$7.13	$—	$11.07	$5.82	$—	$2.31
Actual – Ending Balance	$1,131.30	$—	$1,127.00	$1,133.50	$—	$1,012.00

Hypothetical Expenses per $1,000*	$6.76	$—	$10.49	$5.51	$—	$2.30
Hypothetical – Ending Value	$1,018.10	$—	$1,014.38	$1,019.34	$—	$1,006.20

Annualized expense ratio(2)	1.35%	—	2.10%	1.10%	—	1.35%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000**	$7.08	$10.99	$10.94	$5.79	$8.37	$2.35
Actual – Ending Balance	$1,085.30	$1,081.30	$1,081.40	$1,086.70	$1,083.40	$1,064.20

Hypothetical Expenses per $1,000*	$6.85	$10.64	$10.59	$5.61	$8.10	$2.28
Hypothetical – Ending Value	$1,018.00	$1,014.23	$1,014.28	$1,019.24	$1,016.76	$1,006.22

Annualized expense ratio(2)	1.37%	2.13%	2.12%	1.12%	1.62%	1.34%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$8.75	$12.48	$12.43	$7.38	$9.91	$2.88
Actual – Ending Balance	$1,051.20	$1,046.70	$1,046.80	$1,051.70	$1,049.20	$1,055.60

Hypothetical Expenses per $1,000*	$8.60	$12.28	$12.23	$7.25	$9.74	$2.81
Hypothetical – Ending Value	$1,016.27	$1,012.60	$1,012.65	$1,017.60	$1,015.13	$1,005.69

Annualized expense ratio	1.72%	2.46%	2.45%	1.45%	1.95%	1.65%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.85	$—	$12.62	$7.59	$—	$3.05
Actual – Ending Balance	$1,040.70	$—	$1,036.50	$1,041.80	$—	$1,052.90

Hypothetical Expenses per $1,000*	$8.75	$—	$12.47	$7.50	$—	$2.98
Hypothetical – Ending Value	$1,016.12	$—	$1,012.40	$1,017.36	$—	$1,005.52

Annualized expense ratio(2)	1.75%	—	2.50%	1.50%	—	1.75%

*	Expenses for all Fund Classes A, B, C, I, and R are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Expenses for all Fund Class T are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365.

(2)	Annualized Expense Ratios for Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, and Emerging Market Equity Fund are adjusted to reflect fee waiver.

www.calamos.com	63

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2016 and held through April 30, 2017.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES	CLASS T(1) SHARES
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000**	$7.14	$11.04	$11.04	$5.85	$8.45	$2.33
Actual – Ending Balance	$1,103.40	$1,099.70	$1,100.00	$1,105.60	$1,102.90	$1,049.20

Hypothetical Expenses per $1,000*	$6.85	$10.59	$10.59	$5.61	$8.10	$2.28
Hypothetical – Ending Value	$1,018.00	$1,014.28	$1,014.28	$1,019.24	$1,016.76	$1,006.22

Annualized expense ratio(2)	1.37%	2.12%	2.12%	1.12%	1.62%	1.34%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000**	$5.83	$9.71	$9.71	$4.53	$7.12	$1.90
Actual – Ending Balance	$1,097.80	$1,093.30	$1,093.90	$1,099.50	$1,096.90	$1,011.90

Hypothetical Expenses per $1,000*	$5.61	$9.35	$9.35	$4.36	$6.85	$1.89
Hypothetical – Ending Value	$1,019.24	$1,015.52	$1,015.52	$1,020.48	$1,018.00	$1,006.61

Annualized expense ratio(2)	1.12%	1.87%	1.87%	0.87%	1.37%	1.11%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000**	$7.90	$11.74	$11.73	$6.63	$9.18	$2.68
Actual – Ending Balance	$1,069.70	$1,066.90	$1,066.60	$1,072.60	$1,069.50	$1,032.10

Hypothetical Expenses per $1,000*	$7.70	$11.43	$11.43	$6.46	$8.95	$2.64
Hypothetical – Ending Value	$1,017.16	$1,013.44	$1,013.44	$1,018.40	$1,015.92	$1,005.86

Annualized expense ratio	1.54%	2.29%	2.29%	1.29%	1.79%	1.55%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.11	$10.03	$10.02	$4.87	$7.40	$1.99
Actual – Ending Balance	$1,088.80	$1,084.70	$1,084.10	$1,090.10	$1,087.10	$1,019.30

Hypothetical Expenses per $1,000*	$5.91	$9.69	$9.69	$4.71	$7.15	$1.98
Hypothetical – Ending Value	$1,018.94	$1,015.17	$1,015.17	$1,020.13	$1,017.70	$1,006.52

Annualized expense ratio(2)	1.18%	1.94%	1.94%	0.94%	1.43%	1.16%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.94	$—	$10.76	$5.65	$8.21	$2.33
Actual – Ending Balance	$1,072.00	$—	$1,067.00	$1,072.00	$1,069.30	$1,033.10

Hypothetical Expenses per $1,000*	$6.76	$—	$10.49	$5.51	$8.00	$2.30
Hypothetical – Ending Value	$1,018.10	$—	$1,014.38	$1,019.34	$1,016.86	$1,006.20

Annualized expense ratio(2)	1.35%	—	2.10%	1.10%	1.60%	1.35%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.46	$8.16	$8.16	$3.22	$5.69	$1.53
Actual – Ending Balance	$998.20	$995.40	$994.50	$999.40	$996.90	$1,007.50

Hypothetical Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76	$1.53
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,016.61	$1,021.57	$1,019.09	$1,006.96

Annualized expense ratio(2)	0.90%	1.65%	1.65%	0.65%	1.15%	0.90%

*	Expenses for all Fund Classes A, B, C, I, and R are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Expenses for all Fund Class T are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365.

(2)	Annualized Expense Ratios for Global Equity Fund, Global Convertible Fund, and Total Return Bond Fund are adjusted to reflect fee waiver.

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2016 and held through April 30, 2017.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES	CLASS T(1) SHARES
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000**	$7.32	$11.11	$11.11	$6.05	$8.58	$2.42
Actual – Ending Balance	$1,049.90	$1,045.50	$1,046.00	$1,051.20	$1,047.20	$1,007.50

Hypothetical Expenses per $1,000*	$7.20	$10.94	$10.94	$5.96	$8.45	$2.42
Hypothetical – Ending Value	$1,017.65	$1,013.93	$1,013.93	$1,018.89	$1,016.41	$1,006.08

Annualized expense ratio(2)	1.44%	2.19%	2.19%	1.19%	1.69%	1.42%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000**	$6.39	$10.15	$10.15	$5.09	$7.65	$2.08
Actual – Ending Balance	$1,029.20	$1,025.90	$1,025.70	$1,031.70	$1,028.90	$1,003.30

Hypothetical Expenses per $1,000*	$6.36	$10.09	$10.09	$5.06	$7.60	$2.08
Hypothetical – Ending Value	$1,018.50	$1,014.78	$1,014.78	$1,019.79	$1,017.26	$1,006.42

Annualized expense ratio(2)(3)	1.27%	2.02%	2.02%	1.01%	1.52%	1.22%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000**	$6.22	$—	$10.03	$4.95	$—	$1.96
Actual – Ending Balance	$1,056.40	$—	$1,052.90	$1,057.70	$—	$1,003.20

Hypothetical Expenses per $1,000*	$6.11	$—	$9.84	$4.86	$—	$1.96
Hypothetical – Ending Value	$1,018.75	$—	$1,015.03	$1,019.98	$—	$1,006.54

Annualized expense ratio(2)	1.22%	—	1.97%	0.97%	—	1.15%
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$14.86	$—	$18.62	$13.28	$—	$5.28
Actual – Ending Balance	$1,125.60	$—	$1,121.40	$1,126.10	$—	$1,018.60

Hypothetical Expenses per $1,000*	$14.06	$—	$17.62	$12.57	$—	$5.24
Hypothetical – Ending Value	$1,010.81	$—	$1,007.24	$1,012.30	$—	$1,003.26

Annualized expense ratio(2)(3)	2.82%	—	3.54%	2.52%	—	3.08%

*	Expenses for all Fund Classes A, B, C, I, and R are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Expenses for all Fund Class T are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365.

(2)	Annualized Expense Ratios for Hedged Equity Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver.

(3)	Includes 0.19% and 0.97% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund.

www.calamos.com	65

Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.9%)
	Consumer Discretionary (19.7%)
59,300	Advance Auto Parts, Inc.	$8,428,902
53,320	Amazon.com, Inc.#	49,320,467
241,800	CarMax, Inc.#^	14,145,300
269,900	Choice Hotels International, Inc.	16,922,730
1,194,200	Comcast Corp. - Class A	46,800,698
405,000	DeVry Education Group, Inc.	15,329,250
118,200	Expedia, Inc.	15,805,704
35,200	Home Depot, Inc.	5,494,720
149,100	Liberty Broadband Corp.#	13,408,563
215,000	Lowe’s Companies, Inc.	18,249,200
798,400	MGM Resorts International	24,518,864
41,700	Mohawk Industries, Inc.#	9,790,743
15,500	Priceline Group, Inc.#	28,625,710
673,300	PulteGroup, Inc.	15,263,711
404,100	Starbucks Corp.	24,270,246
113,700	TJX Companies, Inc.	8,941,368
234,400	Walt Disney Company	27,096,640

		342,412,816

	Consumer Staples (3.6%)
147,700	Constellation Brands, Inc. - Class A	25,484,158
512,800	Kroger Company~	15,204,520
492,500	Monster Beverage Corp.#	22,349,650

		63,038,328

	Energy (2.4%)
261,900	Halliburton Company	12,015,972
89,100	Hess Corp.	4,350,753
199,900	Schlumberger, Ltd.	14,510,741
348,600	Tenaris, SA^~	10,886,778

		41,764,244

	Financials (9.1%)
264,700	CBOE Holdings, Inc.	21,813,927
294,700	Citigroup, Inc.	17,422,664
663,100	E*TRADE Financial Corp.#	22,910,105
484,900	First Horizon National Corp.	8,897,915
400,500	Intercontinental Exchange, Inc.~	24,110,100
1,005,500	Radian Group, Inc.	16,972,840
88,100	S&P Global, Inc.	11,822,139
1,147,000	SLM Corp.#	14,383,380
367,200	Synchrony Financial	10,208,160
258,500	Zions Bancorporation	10,347,755

		158,888,985

	Health Care (12.5%)
220,300	Aetna, Inc.	29,755,921
75,900	Alexion Pharmaceuticals, Inc.#	9,698,502

NUMBER OF SHARES		VALUE
62,400	Allergan, PLC	$15,216,864
107,000	Amgen, Inc.	17,475,240
586,600	Baxter International, Inc.	32,661,888
259,550	Celgene Corp.#	32,197,177
72,800	Cooper Companies, Inc.	14,584,024
125,400	HCA Holdings, Inc.#	10,559,934
430,658	Hologic, Inc.#	19,444,209
90,500	Incyte Corp.#	11,247,340
57,100	UnitedHealth Group, Inc.	9,985,648
263,900	Zoetis, Inc.	14,807,429

		217,634,176

	Industrials (14.6%)
368,600	AECOM#	12,609,806
395,800	Air Lease Corp.	15,095,812
211,400	BWX Technologies, Inc.	10,394,538
116,900	Cintas Corp.	14,316,743
274,300	Colfax Corp.#	11,100,921
297,300	CSX Corp.	15,114,732
250,300	Delta Air Lines, Inc.	11,373,632
251,600	Flowserve Corp.	12,798,892
259,500	Genesee & Wyoming, Inc. - Class A#	17,583,720
105,400	L3 Technologies, Inc.	18,104,558
144,100	Masco Corp.	5,334,582
74,600	Parker-Hannifin Corp.	11,995,680
120,800	Raytheon Company	18,749,368
234,100	Spirit Airlines, Inc.#	13,406,907
304,700	TransUnion#~	12,197,141
398,600	Waste Connections, Inc.	36,679,172
241,900	Waste Management, Inc.	17,605,482

		254,461,686

	Information Technology (34.2%)
105,200	Alphabet, Inc. - Class A#	97,259,504
661,600	Apple, Inc.	95,038,840
391,300	Applied Materials, Inc.	15,890,693
326,700	Facebook, Inc. - Class A#	49,086,675
263,050	Fidelity National Information Services, Inc.	22,146,179
119,600	FleetCor Technologies, Inc.#	16,880,344
131,400	Harris Corp.	14,702,346
340,900	InterXion Holding, NV#	14,201,894
140,400	Intuit, Inc.~	17,579,484
264,600	Lumentum Holdings, Inc.#	11,311,650
127,000	Microchip Technology, Inc.	9,598,660
663,900	Microsoft Corp.	45,450,594
636,300	NCR Corp.#	26,247,375
645,700	ON Semiconductor Corp.#	9,156,026
195,200	Paycom Software, Inc.#	11,760,800
416,600	PayPal Holdings, Inc.#	19,880,152

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
232,000	Salesforce.com, Inc.#	$19,979,840
122,600	Tech Data Corp.#	11,726,690
219,100	Total System Services, Inc.~	12,556,621
454,600	Visa, Inc. - Class A	41,468,612
200,000	Workday, Inc. - Class A#	17,480,000
592,800	Zendesk, Inc.#~	17,043,000

		596,445,979

	Materials (2.8%)
109,800	Celanese Corp.	9,556,992
128,800	Eagle Materials, Inc.	12,360,936
369,900	Steel Dynamics, Inc.	13,368,186
107,200	Vulcan Materials Company	12,958,336

		48,244,450

	TOTAL COMMON STOCKS (Cost $1,355,614,671)	1,722,890,664

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.2%) #
	Health Care (0.0%)
1,900 190,000	Gilead Sciences, Inc. Call, 06/16/17, Strike $67.50	523,450

	Consumer Discretionary (0.2%)
485 48,500	Tesla, Inc. Call, 11/17/17, Strike $270.00	2,942,738

	Information Technology (0.0%)
3,300 330,000	Apple, Inc. Put, 05/05/17, Strike $140.00	366,300

	TOTAL PURCHASED OPTIONS (Cost $2,242,914)	3,832,488

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.4%)
3,330,529	Fidelity Prime Money Market Fund - Institutional Class	3,331,862
3,154,814	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,154,814

	TOTAL SHORT TERM INVESTMENTS (Cost $6,486,676)	6,486,676

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.4%)
4,107,214	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	$4,107,214
2,232,182	Goldman Sachs Financial Square Government Fund	2,232,182

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $6,339,396)	6,339,396

TOTAL INVESTMENTS (99.9%) (Cost $1,370,683,657)		1,739,549,224

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.4%)		(6,339,396)

OTHER ASSETS, LESS LIABILITIES (0.5%)		8,715,006

NET ASSETS (100.0%)		$1,741,924,834

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Consumer Discretionary (0.0%)
485 48,500	Tesla, Inc. Put, 05/05/17, Strike $290.00	(83,905)
670 67,000	Ulta Beauty, Inc. Put, 06/16/17, Strike $260.00	(237,850)

		(321,755)

	Health Care (0.0%)
3,800 380,000	Gilead Sciences, Inc. Put, 06/16/17, Strike $62.50	(197,600)

	TOTAL WRITTEN OPTIONS (Premium $904,713)	$(519,355)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $20,874,005.

†	Repurchase agreement collateralized by the following security: 4,189,186 United States Treasury Note, 3.625%, 02/15/20.

See accompanying Notes to Financial Statements	www.calamos.com	67

Opportunistic Value Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Consumer Discretionary (9.8%)
775	Amazon.com, Inc.#	$716,867
3,600	Carnival Corp.	222,372
13,270	Comcast Corp. - Class A	520,051
5,170	D.R. Horton, Inc.	170,041
6,900	Discovery Communications, Inc. - Class A#	198,582
2,700	Foot Locker, Inc.	208,818
4,810	General Motors Company, Inc.	166,619
7,660	Gentex Corp.	158,179
3,365	Home Depot, Inc.	525,277
1,200	Lear Corp.	171,192
2,070	McDonald’s Corp.	289,655
840	Mohawk Industries, Inc.#	197,224
3,530	Nike, Inc. - Class B	195,597
215	Priceline Group, Inc.#	397,066
1,490	PVH Corp.	150,535
4,180	Starbucks Corp.	251,051
3,600	Time Warner, Inc.	357,372
4,850	Walt Disney Company	560,660

		5,457,158

	Consumer Staples (6.1%)
5,340	Altria Group, Inc.	383,305
3,470	Church & Dwight Company, Inc.	171,869
3,835	Coca-Cola Company	165,480
2,440	Colgate-Palmolive Company	175,778
2,300	CVS Health Corp.	189,612
1,580	Hershey Company	170,956
1,240	JM Smucker Company	157,133
1,370	Kimberly-Clark Corp.	177,758
3,775	Mondelez International, Inc. - Class A	169,988
3,840	PepsiCo, Inc.	434,995
4,315	Philip Morris International, Inc.	478,275
5,380	Procter & Gamble Company	469,835
3,360	Walgreens Boots Alliance, Inc.	290,774

		3,435,758

	Energy (6.7%)
5,800	Baker Hughes, Inc.	344,346
3,690	Cheniere Energy, Inc.#	167,342
3,850	Chevron Corp.	410,795
6,820	ConocoPhillips	326,746
3,730	EOG Resources, Inc.	345,025
9,680	Exxon Mobil Corp.	790,372
7,970	Kinder Morgan, Inc.	164,421
2,660	Occidental Petroleum Corp.	163,696
1,910	Pioneer Natural Resources Company	330,411

NUMBER OF SHARES		VALUE
3,860	Schlumberger, Ltd.	$280,197
2,050	Tesoro Corp.	163,406
3,850	Valero Energy Corp.	248,749

		3,735,506

	Financials (19.5%)
3,790	Allstate Corp.	308,089
5,800	American Express Company	459,650
1,785	Ameriprise Financial, Inc.	228,212
1,870	Arch Capital Group, Ltd.#	181,334
28,090	Bank of America Corp.	655,621
3,630	Bank of New York Mellon Corp.	170,828
5,180	Berkshire Hathaway, Inc. - Class B#	855,788
730	BlackRock, Inc.	280,736
4,700	Brown & Brown, Inc.	201,630
5,080	Charles Schwab Corp.	197,358
1,080	Chubb Corp.	148,230
9,800	Citigroup, Inc.	579,376
4,509	Commerce Bancshares, Inc.	247,770
2,400	Cullen/Frost Bankers, Inc.	226,536
4,305	Discover Financial Services	269,450
5,875	E*TRADE Financial Corp.#	202,981
640	Goldman Sachs Group, Inc.	143,232
5,480	Hartford Financial Services Group, Inc.	265,013
9,715	JPMorgan Chase & Company	845,205
8,690	Morgan Stanley	376,885
2,355	Northern Trust Corp.	211,950
1,290	PNC Financial Services Group, Inc.	154,477
5,400	Principal Financial Group, Inc.	351,702
8,340	Progressive Corp.	331,265
13,700	Regions Financial Corp.	188,375
2,035	Reinsurance Group of America, Inc.	254,456
2,530	State Street Corp.	212,267
4,950	Synchrony Financial	137,610
6,590	Synovus Financial Corp.	275,462
3,335	Torchmark Corp.	255,828
5,425	Unum Group	251,340
10,140	US Bancorp	519,979
12,600	Wells Fargo & Company	678,384
4,680	Western Alliance Bancorp#	224,172

		10,891,191

	Health Care (11.0%)
3,540	Abbott Laboratories	154,486
6,470	AbbVie, Inc.	426,632
4,020	Agilent Technologies, Inc.	221,301
2,900	Amgen, Inc.	473,628
5,700	Baxter International, Inc.	317,376
2,800	Cardinal Health, Inc.	203,252

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
4,485	Celgene Corp.#	$556,364
1,140	Cigna Corp.	178,262
890	Cooper Companies, Inc.	178,294
8,530	Johnson & Johnson	1,053,199
1,200	Laboratory Corp. of America Holdings#	168,180
2,050	Medtronic, PLC	170,334
7,440	Merck & Company, Inc.	463,735
8,130	Pfizer, Inc.	275,770
2,195	Quest Diagnostics, Inc.	231,594
990	Teleflex, Inc.	204,821
1,090	Thermo Fisher Scientific, Inc.	180,210
2,610	UnitedHealth Group, Inc.	456,437
1,500	WellCare Health Plans, Inc.#	230,115

		6,143,990

	Industrials (11.5%)
1,450	3M Company	283,953
6,285	Allison Transmission Holdings, Inc.	243,104
2,820	Boeing Company	521,221
1,470	Caterpillar, Inc.	150,322
2,180	Cummins, Inc.	329,049
4,900	DCT Industrial Trust, Inc.	247,744
2,510	Emerson Electric Company	151,303
1,370	General Dynamics Corp.	265,492
14,800	General Electric Company	429,052
2,120	Honeywell International, Inc.	278,017
1,890	IDEX Corp.	197,996
2,615	Ingersoll-Rand, PLC	232,081
10,550	JetBlue Airways Corp.#	230,306
1,120	Lennox International, Inc.	185,237
2,370	MSC Industrial Direct Company, Inc. - Class A	212,186
1,450	Norfolk Southern Corp.	170,361
4,320	Owens Corning	262,872
1,965	Parker-Hannifin Corp.	315,972
1,270	Raytheon Company	197,117
2,030	Regal Beloit Corp.	160,066
1,055	Rockwell Automation, Inc.	166,004
3,060	Southwest Airlines Company	172,033
3,800	Spirit AeroSystems Holdings, Inc., - Class A	217,208
1,630	Stanley Black & Decker, Inc.	221,925
4,400	Timken Company	212,300
3,610	Union Pacific Corp.	404,176

		6,457,097

	Information Technology (23.4%)
1,950	Accenture, PLC - Class A	236,535
1,925	Alphabet, Inc. - Class A#	1,779,701

NUMBER OF SHARES		VALUE
3,350	Analog Devices, Inc.	$255,270
2,100	Ansys, Inc.#	231,336
16,250	Apple, Inc.	2,334,312
5,495	Applied Materials, Inc.	223,152
5,250	CA, Inc.	172,358
13,460	Cisco Systems, Inc.	458,582
4,600	CoreLogic, Inc.#	196,604
7,370	Facebook, Inc. - Class A#	1,107,342
6,700	FLIR Systems, Inc.	246,091
17,050	Intel Corp.	616,358
1,660	International Business Machines Corp.	266,081
1,660	Lam Research Corp.	240,451
3,640	MasterCard, Inc. - Class A	423,405
23,150	Microsoft Corp.	1,584,849
2,110	Motorola Solutions, Inc.	181,397
6,735	NetApp, Inc.	268,390
4,700	Oracle Corp.	211,312
3,600	Paychex, Inc.	213,408
7,700	QUALCOMM, Inc.	413,798
3,900	Synopsys, Inc.#	287,430
4,980	Trimble, Inc.#	176,441
5,240	Visa, Inc. - Class A	477,993
2,345	VMware, Inc. - Class A#^	220,711
4,100	Xilinx, Inc.	258,751

		13,082,058

	Materials (3.0%)
3,270	Celanese Corp.	284,621
4,500	Dow Chemical Company	282,600
2,295	E.I. du Pont de Nemours and Company	183,026
3,420	Eagle Materials, Inc.	328,217
3,090	Eastman Chemical Company	246,427
1,900	Scotts Miracle-Gro Company, Class A	183,540
3,385	Worthington Industries, Inc.	147,248

		1,655,679

	Real Estate (2.6%)
1,470	AvalonBay Communities, Inc.	279,065
1,040	Boston Properties, Inc.	131,664
1,990	CoreSite Realty Corp.	194,721
2,440	Digital Realty Trust, Inc.	280,210
17,100	Host Hotels & Resorts, Inc.	306,945
5,070	Prologis, Inc.	275,859

		1,468,464

	Telecommunication Services (1.2%)
10,150	AT&T, Inc.	402,245
5,610	Verizon Communications, Inc.	257,555

		659,800

See accompanying Notes to Schedule of Investments	www.calamos.com	69

Opportunistic Value Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
	Utilities (3.3%)
3,480	Ameren Corp.	$190,321
4,055	CMS Energy Corp.	184,097
2,480	Dominion Resources, Inc.	192,026
1,670	Duke Energy Corp.	137,775
4,345	Exelon Corp.	150,467
2,150	NextEra Energy, Inc.	287,154
2,790	PG&E Corp.	187,070
3,800	PPL Corp.	144,818
3,835	Southern Company	190,983
2,100	Southwest Gas Holdings, Inc.	175,896

		1,840,607

	TOTAL COMMON STOCKS (Cost $49,323,303)	54,827,308

SHORT TERM INVESTMENTS (0.4%)
107,559	Fidelity Prime Money Market Fund - Institutional Class	107,602
107,442	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	107,442

	TOTAL SHORT TERM INVESTMENTS (Cost $215,044)	215,044

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
71,754	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	71,754
38,997	Goldman Sachs Financial Square Government Fund	38,997

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $110,751)	110,751

TOTAL INVESTMENTS (98.7%) (Cost $49,649,098)		55,153,103

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.2%)		(110,751)

OTHER ASSETS, LESS LIABILITIES (1.5%)		830,664

NET ASSETS (100.0%)		$55,873,016

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 73,186 United States Treasury Note, 3.625%, 02/15/20.

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Dividend Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.0%)
	Consumer Discretionary (13.9%)
645	Amazon.com, Inc.#	$596,618
685	Charter Communications, Inc.#	236,435
9,100	Comcast Corp. - Class A	356,629
8,340	Ford Motor Company	95,660
3,530	General Motors Company, Inc.	122,279
2,230	Home Depot, Inc.	348,103
2,040	Lowe’s Companies, Inc.	173,155
2,030	McDonald’s Corp.	284,058
410	Netflix, Inc.#	62,402
3,120	Newell Rubbermaid, Inc.	148,949
3,100	Nike, Inc. - Class B	171,771
1,055	Omnicom Group, Inc.	86,637
130	Priceline Group, Inc.#	240,087
1,205	Royal Caribbean Cruises, Ltd.	128,453
400	Sherwin-Williams Company	133,872
4,015	Starbucks Corp.	241,141
2,165	Target Corp.	120,915
2,315	Time Warner, Inc.	229,810
3,100	Walt Disney Company	358,360

		4,135,334

	Consumer Staples (8.9%)
3,395	Altria Group, Inc.	243,693
6,605	Coca-Cola Company	285,006
1,500	Costco Wholesale Corp.	266,280
1,105	CVS Health Corp.	91,096
4,675	Mondelez International, Inc. - Class A	210,515
3,675	PepsiCo, Inc.	416,304
2,340	Philip Morris International, Inc.	259,366
3,715	Procter & Gamble Company	324,431
1,470	Reynolds American, Inc.	94,815
2,060	Wal-Mart Stores, Inc.	154,871
3,460	Walgreens Boots Alliance, Inc.	299,428

		2,645,805

	Energy (6.5%)
2,875	Anadarko Petroleum Corp.	163,933
2,745	Chevron Corp.	292,892
2,915	ConocoPhillips	139,658
1,520	EOG Resources, Inc.	140,600
5,445	Exxon Mobil Corp.	444,584
4,050	Halliburton Company	185,814
1,945	Hess Corp.	94,974
1,500	Marathon Petroleum Corp.	76,410
1,020	Phillips 66	81,151
460	Pioneer Natural Resources Company	79,575
3,315	Schlumberger, Ltd.	240,636

		1,940,227

NUMBER OF SHARES		VALUE
	Financials (14.0%)
1,735	American Express Company	$137,499
2,850	American International Group, Inc.	173,593
16,135	Bank of America Corp.	376,591
3,400	Bank of New York Mellon Corp.	160,004
4,780	BB&T Corp.	206,400
2,795	Berkshire Hathaway, Inc. - Class B#	461,762
4,290	Charles Schwab Corp.	166,667
4,905	Citigroup, Inc.	289,984
685	Goldman Sachs Group, Inc.	153,303
3,900	Intercontinental Exchange, Inc.	234,780
8,365	JPMorgan Chase & Company	727,755
3,690	MetLife, Inc.	191,179
4,525	Morgan Stanley	196,249
820	PNC Financial Services Group, Inc.	98,195
1,545	Prudential Financial, Inc.	165,361
685	Travelers Companies, Inc.	83,337
6,230	Wells Fargo & Company~	335,423

		4,158,082

	Health Care (13.7%)
2,100	Abbott Laboratories	91,644
2,745	AbbVie, Inc.	181,005
1,390	Aetna, Inc.	187,747
630	Allergan, PLC	153,632
1,400	Amgen, Inc.	228,648
675	Anthem, Inc.	120,076
1,900	Baxter International, Inc.	105,792
2,745	Bristol-Myers Squibb Company	153,857
1,865	Celgene Corp.#	231,353
1,200	Gilead Sciences, Inc.	82,260
480	Illumina, Inc.#	88,733
4,910	Johnson & Johnson~	606,238
760	Laboratory Corp. of America Holdings#	106,514
2,170	Medtronic, PLC	180,305
5,450	Merck & Company, Inc.	339,699
8,700	Pfizer, Inc.	295,104
1,265	Stryker Corp.	172,508
875	Thermo Fisher Scientific, Inc.	144,664
2,465	UnitedHealth Group, Inc.	431,079
1,500	Zimmer Biomet Holdings, Inc.	179,475

		4,080,333

	Industrials (10.5%)
1,260	Boeing Company	232,886
1,550	Caterpillar, Inc.	158,503
3,800	CSX Corp.	193,192
5,950	Delta Air Lines, Inc.	270,368
4,340	Eaton Corp., PLC	328,278

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Dividend Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
12,000	General Electric Company	$347,880
3,080	Honeywell International, Inc.	403,911
2,000	Ingersoll-Rand, PLC	177,500
705	Lockheed Martin Corp.	189,962
3,875	Southwest Airlines Company	217,852
1,600	Union Pacific Corp.	179,136
975	United Parcel Service, Inc. - Class B	104,774
2,600	United Technologies Corp.	309,374

		3,113,616

	Information Technology (22.4%)
950	Accenture, PLC - Class A	115,235
150	Alphabet, Inc. - Class A#	138,678
860	Alphabet, Inc. - Class C#	779,126
8,110	Apple, Inc.	1,165,001
5,650	Applied Materials, Inc.	229,446
10,300	Cisco Systems, Inc.	350,921
2,100	Electronic Arts, Inc.#	199,122
4,335	Facebook, Inc. - Class A#	651,334
8,905	Intel Corp.	321,916
1,455	International Business Machines Corp.	233,222
2,060	Lam Research Corp.	298,391
1,315	MasterCard, Inc. - Class A	152,961
1,250	Microchip Technology, Inc.	94,475
12,050	Microsoft Corp.	824,943
1,115	Red Hat, Inc.#	98,209
2,830	Salesforce.com, Inc.#	243,720
2,575	Texas Instruments, Inc.	203,888
3,990	Visa, Inc. - Class A	363,968
3,220	Xilinx, Inc.	203,214

		6,667,770

	Materials (2.6%)
1,700	Avery Dennison Corp.	141,457
5,350	Dow Chemical Company	335,980
1,860	E.I. du Pont de Nemours and Company	148,335
1,200	LyondellBasell Industries, NV - Class A	101,712
975	Nucor Corp.	59,797

		787,281

	Real Estate (2.0%)
2,170	American Tower Corp.	273,290
1,050	Crown Castle International Corp.	99,330
3,300	Welltower, Inc.	235,752

		608,372

	Telecommunication Services (2.3%)
8,555	AT&T, Inc.	339,034
7,825	Verizon Communications, Inc.	359,246

		698,280

NUMBER OF SHARES		VALUE
	Utilities (2.2%)
1,800	Duke Energy Corp.	$148,500
5,825	Exelon Corp.	201,720
2,315	NextEra Energy, Inc.	309,191

		659,411

	TOTAL COMMON STOCKS (Cost $24,812,647)	29,494,511

SHORT TERM INVESTMENTS (0.2%)
27,474	Fidelity Prime Money Market Fund - Institutional Class	27,485
27,479	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	27,479

	TOTAL SHORT TERM INVESTMENTS (Cost $54,964)	54,964

TOTAL INVESTMENTS (99.2%) (Cost $24,867,611)		29,549,475

OTHER ASSETS, LESS LIABILITIES (0.8%)		243,409

NET ASSETS (100.0%)		$29,792,884

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $260,596.

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.9%)
		Consumer Discretionary (12.2%)
54,100	GBP	ASOS, PLC#	$4,077,472
76,400		Ctrip.com International, Ltd.#	3,858,964
30,100	EUR	Daimler, AG	2,242,882
33,000	SEK	Evolution Gaming Group, AB*	1,456,114
416,300	HKD	Galaxy Entertainment Group, Ltd.	2,312,737
61,000		JD.com, Inc.#	2,139,270
17,000	EUR	Kering	5,269,289
8,700	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,147,759
17,000	INR	Maruti Suzuki India, Ltd.	1,723,039
60,900	EUR	Moncler S.p.A.	1,502,099
430,000	GBP	SSP Group, PLC	2,477,807
157,300	JPY	Start Today Company, Ltd.	3,356,513
38,200	JPY	Toyota Motor Corp.	2,067,414

			34,631,359

		Consumer Staples (11.2%)
26,400	EUR	Anheuser-Busch InBev, SA	2,977,137
53,600	GBP	British American Tobacco, PLC	3,621,394
117,700	GBP	Diageo, PLC	3,425,915
26,300	EUR	Kerry Group, PLC	2,154,660
63,600	CHF	Nestlé, SA	4,898,504
33,400	CAD	Premium Brands Holdings Corp.	2,090,543
48,600	GBP	Reckitt Benckiser Group, PLC	4,477,882
613,500	AUD	Treasury Wine Estates, Ltd.	5,508,224
52,260	EUR	Unilever, NV	2,737,665

			31,891,924

		Energy (3.4%)
98,400	CAD	Canadian Natural Resources, Ltd.	3,134,267
36,500		Schlumberger, Ltd.	2,649,535
42,500	EUR	TOTAL, SA	2,181,662
75,000	AUD	Woodside Petroleum, Ltd.	1,805,361

			9,770,825

		Financials (13.7%)
579,000	HKD	AIA Group, Ltd.	4,007,511
38,600	EUR	BNP Paribas, SA	2,724,279
285,000	CHF	Credit Suisse Group, AG#	4,346,525
145,800	INR	HDFC Bank, Ltd.	3,498,955
229,000	INR	Indiabulls Housing Finance, Ltd.	3,616,607
227,400		Itau Unibanco Holding, SA	2,797,020
30,900	AUD	Macquarie Group, Ltd.	2,146,525
676,900	JPY	Mitsubishi UFJ Financial Group, Inc.	4,289,242
378,000	HKD	Ping An Insurance Group Company of China, Ltd.	2,125,212
195,100	GBP	Prudential, PLC	4,330,020
244,700		Sberbank of Russia PJSC	2,909,483
136,300	EUR	UniCredit S.p.A#	2,219,303

			39,010,682

		Health Care (10.6%)
75,000	JPY	Chugai Pharmaceutical Company, Ltd.	2,665,059
222,000	GBP	Clinigen Healthcare, Ltd.#	2,515,924
19,900	EUR	DBV Technologies, SA#	1,422,118
45,000	EUR	Fresenius, SE & Company KGaA	3,650,865
7,900	DKK	Genmab, A/S#	1,571,901
105,710	DKK	H Lundbeck, A/S	5,422,396
26,900		Neuroderm, Ltd.#	776,738

NUMBER OF SHARES			VALUE
37,500	CHF	Novartis, AG	$2,886,940
34,560	CHF	Roche Holding, AG	9,043,125

			29,955,066

		Industrials (16.7%)
4,000	CHF	dormakaba Holding AG#	3,427,288
8,200	INR	Eicher Motors, Ltd.	3,318,854
34,100	JPY	FANUC Corp.	6,942,627
41,000	DKK	FLSmidth & Company, A/S	2,464,801
47,760	EUR	KION Group, AG	3,235,520
138,000	JPY	Komatsu, Ltd.	3,687,573
155,000	INR	Larsen & Toubro, Ltd.	4,214,433
88,900	JPY	LIXIL Group Corp.	2,221,861
158,600	JPY	MISUMI Group, Inc.	3,004,686
60,500	EUR	Randstad Holding, NV	3,606,888
80,700	EUR	Schneider Electric, SE	6,391,902
46,135	EUR	Thales, SA	4,849,086

			47,365,519

		Information Technology (23.8%)
200,000	HKD	AAC Technologies Holdings, Inc.	2,931,799
55,802		Alibaba Group Holding, Ltd.#	6,445,131
101,100	JPY	Alps Electric Company, Ltd.	2,971,603
21,500	EUR	ASML Holding, NV	2,842,929
26,000		Broadcom, Ltd.	5,741,060
10,000	JPY	Keyence Corp.	4,020,140
7,800		NetEase, Inc.	2,070,042
85,477		Orbotech, Ltd.#	2,814,758
2,000	KRW	Samsung Electronics Company, Ltd.	3,920,858
35,000	EUR	SAP, SE	3,505,811
1,136,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,317,992
70,700	CHF	Temenos Group, AG#	6,119,497
342,700	HKD	Tencent Holdings, Ltd.	10,737,935
32,400	JPY	Tokyo Electron, Ltd.	3,768,253
421,625	INR	Vakrangee, Ltd.	2,240,786

			67,448,594

		Materials (5.6%)
160,000		Cemex, SAB de CV#	1,475,200
123,000	EUR	CRH, PLC	4,480,164
1,045,000	GBP	Glencore, PLC#	4,106,998
230,000		Vale, SA	1,973,400
150,600	GBP	Victrex, PLC	3,735,571

			15,771,333

		Real Estate (0.7%)
50,400	JPY	Investors Cloud Company, Ltd.^	1,880,626

		Telecommunication Services (1.0%)
38,800	JPY	SoftBank Group Corp.	2,943,086

		TOTAL COMMON STOCKS (Cost $238,947,773)	280,669,014

See accompanying Notes to Schedule of Investments	www.calamos.com	73

International Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.2%) #
		Consumer Staples (0.1%)
565 56,500	EUR	Unilever, NV Call, 12/15/17, Strike 45.00	$237,873

		Financials (0.0%)
2,400 240,000		Sberbank Of Russia PJSC Put, 05/19/17, Strike $11.00	25,200

		Other (0.1%)
960 96,000		CurrencyShares British Pound Call, 06/16/17, Strike $123.00	355,200

		TOTAL PURCHASED OPTIONS (Cost $431,352)	618,273

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (0.8%)
1,136,298		Fidelity Prime Money Market Fund - Institutional Class	1,136,752
1,136,068		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,136,068

		TOTAL SHORT TERM INVESTMENTS (Cost $2,272,820)	2,272,820

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
513,022		Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	513,022
278,817		Goldman Sachs Financial Square Government Fund	278,817

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $791,839)	791,839

TOTAL INVESTMENTS (100.2%) (Cost $242,443,784)			284,351,946

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)			(791,839)

OTHER ASSETS, LESS LIABILITIES (0.1%)			272,413

NET ASSETS (100.0%)			$283,832,520

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 523,261 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$60,379,891	21.2%
Japanese Yen	43,818,683	15.4%
US Dollar	39,095,660	13.8%
British Pound Sterling	32,768,983	11.5%
Swiss Franc	30,721,879	10.8%
Hong Kong Dollar	22,115,194	7.8%
Indian Rupee	18,612,674	6.6%
Australian Dollar	9,460,110	3.3%
Danish Krone	9,459,098	3.3%
New Taiwan Dollar	7,317,992	2.6%
Canadian Dollar	5,224,810	1.8%
South Korean Won	3,920,858	1.4%
Swedish Krona	1,456,114	0.5%
Total Investments	$284,351,946	100.0%

Currency exposure may vary over time.

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (13.2%)
		Consumer Discretionary (4.2%)
6,225,000		Ctrip.com International, Ltd. 1.250%, 10/15/18	$8,311,838
855,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	2,509,160
1,850,000		Weatherford International, Ltd. 5.875%, 07/01/21	2,211,684

			13,032,682

		Energy (0.7%)
1,800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	2,186,576

		Financials (1.0%)
24,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	3,095,784

		Health Care (0.6%)
1,300,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,759,791

		Industrials (1.8%)
2,123,000		Gran Tierra Energy, Inc.* 5.000%, 04/01/21	2,336,892
3,110,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	3,162,656

			5,499,548

		Information Technology (0.5%)
1,620,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	1,621,272

		Materials (1.5%)
4,140,000		Cemex, SAB de CV 3.750%, 03/15/18	4,836,265

		Real Estate (0.8%)
2,380,000		AYC Finance, Ltd. 0.500%, 05/02/19	2,466,394

		Telecommunication Services (2.1%)
5,800,000		Telenor East Holding II AS 0.250%, 09/20/19	6,608,578

		TOTAL CONVERTIBLE BONDS (Cost $40,373,688)	41,106,890

SOVEREIGN BOND (0.7%)
44,700,000	MXN	Mexican Bonos 6.500%, 06/10/21 (Cost $2,230,930)	2,330,685

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (4.0%)
		Telecommunication Services (4.0%)
91,600		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19 (Cost $10,189,587)	12,591,941

NUMBER OF SHARES			VALUE
COMMON STOCKS (82.1%)
		Consumer Discretionary (10.7%)
846,000	HKD	ANTA Sports Products, Ltd.	$2,374,484
5,155,800	IDR	Astra International, Tbk PT	3,455,376
930,000	HKD	Brilliance China Automotive Holdings, Ltd.	1,557,937
360,000	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	3,511,476
570,100	HKD	Galaxy Entertainment Group, Ltd.	3,167,167
712,000	HKD	Haier Electronics Group Company, Ltd.	1,650,998
28,500	KRW	Hyundai Motor Company	3,604,595
70,000		JD.com, Inc.#	2,454,900
26,500	INR	Maruti Suzuki India, Ltd.	2,685,914
560,000	BRL	MRV Engenharia e Participacoes, SA	2,812,306
19,640	ZAR	Naspers, Ltd. - Class N	3,734,575
282,440	INR	Zee Entertainment Enterprises, Ltd.	2,312,709

			33,322,437

		Consumer Staples (3.5%)
693,000	INR	ITC, Ltd.	2,992,254
123,000	BRL	M Dias Branco, SA	1,888,373
166,000	ZAR	Shoprite Holdings, Ltd.	2,604,223
99,000		X5 Retail Group, NV#	3,489,750

			10,974,600

		Energy (5.7%)
232,012	INR	Bharat Petroleum Corp, Ltd.	2,594,203
60,700		Lukoil PJSC	3,014,666
4,200,000	HKD	PetroChina Company, Ltd. - Class H	2,950,842
323,300		Petróleo Brasileiro, SA#	2,912,933
170,000	THB	PTT PCL	1,911,824
82,200	INR	Reliance Industries, Ltd.#	1,781,412
82,100	ZAR	Sasol, Ltd.	2,515,943

			17,681,823

		Financials (20.9%)
377,400	HKD	AIA Group, Ltd.	2,612,150
276,300	BRL	Banco do Brasil, SA	2,859,582
2,440,000	IDR	Bank Central Asia Tbk PT	3,245,057
64,751	INR	BSE, Ltd.	1,011,577
6,150,000	HKD	China Construction Bank Corp. - Class H	4,991,732
43,600		Citigroup, Inc.	2,577,632
15,000		Credicorp, Ltd.	2,304,900
697,900	ZAR	FirstRand, Ltd.	2,603,740
436,700	MXN	Grupo Financiero Banorte, SAB de CV	2,520,184
167,000	INR	HDFC Bank, Ltd.	4,007,720
416,400	INR	Indiabulls Housing Finance, Ltd.	6,576,223
110,700	INR	IndusInd Bank, Ltd.	2,485,778
529,200		Itau Unibanco Holding, SA	6,509,160
29,550	PLN	KRUK, SA	2,178,619
440,400	THB	Krungthai Card PCL	1,725,187

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Evolving World Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE
720,000	HKD	Ping An Insurance Group Company of China, Ltd.	$4,048,022
27,100	KRW	Samsung Life Insurance Company, Ltd.	2,605,381
416,200		Sberbank of Russia PJSC	4,948,618
388,000	PHP	Security Bank Corp.	1,655,591
93,600	KRW	Shinhan Financial Group Company, Ltd.	3,907,933

			65,374,786

		Health Care (1.6%)
1,450,000	HKD	CSPC Pharmaceutical Group, Ltd.	2,011,173
7,174	KRW	Hugel, Inc.#	2,937,242

			4,948,415

		Industrials (8.6%)
341,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	1,874,837
874,800	INR	Bharat Electronics, Ltd.	2,487,547
11,600	INR	Eicher Motors, Ltd.	4,694,965
424,000	TWD	Hiwin Technologies Corp.	2,701,765
100,600	JPY	Komatsu, Ltd.	2,688,187
235,000	INR	Larsen & Toubro, Ltd.	6,389,623
7,760,000	HKD	Lonking Holdings, Ltd.	2,160,713
1,358,000	HKD	Weichai Power Company, Ltd.	2,200,440
9,313,698	IDR	Wijaya Karya Persero, Tbk PT	1,652,199

			26,850,276

		Information Technology (24.4%)
204,000	HKD	AAC Technologies Holdings, Inc.	2,990,435
13,980		Baidu, Inc.#	2,519,615
752,000	TWD	Hon Hai Precision Industry Company, Ltd.	2,461,419
579,000	HKD	Kingsoft Corp, Ltd.	1,650,286
16,000	TWD	Largan Precision Company, Ltd.	2,657,114
6,109,000	MYR	My EG Services Bhd	2,994,755
2,200	KRW	NAVER Corp.	1,546,213
11,500		NetEase, Inc.	3,051,985
7,224	KRW	Samsung Electronics Company, Ltd.	14,162,139
169,000	TWD	Silergy Corp.	3,056,033
53,700	KRW	SK Hynix, Inc.	2,543,952
221,318	HKD	Sunny Optical Technology Group Company, Ltd.	1,818,499
2,035,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	13,113,436
485,100	HKD	Tencent Holdings, Ltd.	15,199,803
665,836	INR	Vakrangee, Ltd.	3,538,679
101,800		Yandex, NV - Class A#	2,775,068

			76,079,431

		Materials (4.4%)
600,000	GBP	Glencore, PLC#	2,358,085
725,700	INR	Hindustan Zinc, Ltd.	3,020,409
146,500	THB	Siam Cement PCL	2,260,690
248,276	INR	UPL, Ltd.	3,110,915

PRINCIPAL AMOUNT			VALUE
366,600		Vale, SA	$3,145,428

			13,895,527

		Real Estate (0.8%)
1,201,000	AED	Emaar Properties PJSC	2,347,721

		Telecommunication Services (1.5%)
449,000	HKD	China Mobile, Ltd.	4,780,334

		TOTAL COMMON STOCKS (Cost $210,934,740)	256,255,350

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.1%) #
		Financials (0.0%)
3,200 320,000		China Life Insurance Company, Ltd. Call, 07/21/17, Strike $17.50	48,000
2,800 280,000		Sberbank Of Russia PJSC Put, 05/19/17, Strike $11.00	29,400

			77,400

		Materials (0.0%)
3,300 330,000		Vale, SA Call, 06/16/17, Strike $12.00	4,950

		Other (0.1%)
2,000 200,000		Deutsche X-trackers Harvest CSI Call, 07/21/17, Strike $26.00	49,000
5,350 535,000		iShares China Large-Cap ETF Call, 05/19/17, Strike $40.00	40,125
8,000 800,000		iShares MSCI Emerging Markets Put, 05/19/17, Strike $38.00	56,000

			145,125

		TOTAL PURCHASED OPTIONS (Cost $1,510,706)	227,475

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (0.0%)
1,217		Fidelity Prime Money Market Fund - Institutional Class	1,217
756		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	756

		TOTAL SHORT TERM INVESTMENTS (Cost $1,973)	1,973

TOTAL INVESTMENTS (100.1%) (Cost $265,241,624)			312,514,314

LIABILITIES, LESS OTHER ASSETS (-0.1%)			(191,618)

NET ASSETS (100.0%)			$312,322,696

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2017 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE Dirham
BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$88,777,359	28.4%
Hong Kong Dollar	59,260,799	19.0%
Indian Rupee	49,689,928	15.9%
South Korean Won	31,307,455	10.0%
New Taiwan Dollar	23,989,767	7.7%
South African Rand	11,458,481	3.7%
Brazilian Real	11,071,737	3.5%
Indonesian Rupiah	8,352,632	2.7%
Thai Baht	5,897,701	1.9%
Mexican Peso	4,850,869	1.5%
Malaysian Ringgit	2,994,755	1.0%
Japanese Yen	2,688,187	0.9%
British Pound Sterling	2,358,085	0.7%
UAE Dirham	2,347,721	0.7%
Polish Zloty	2,178,619	0.7%
Turkish Lira	1,874,837	0.6%
European Monetary Unit	1,759,791	0.6%
Philippine Peso	1,655,591	0.5%
Total Investments	$312,514,314	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	77

Emerging Market Equity Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.1%)
		Consumer Discretionary (13.1%)
38,000	HKD	ANTA Sports Products, Ltd.	$106,655
224,000	IDR	Astra International, Tbk PT	150,123
42,000	HKD	Brilliance China Automotive Holdings, Ltd.	70,359
6,960		Ctrip.com International, Ltd.#	351,550
17,500	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	170,697
27,800	HKD	Galaxy Entertainment Group, Ltd.	154,442
45,000	HKD	Geely Automobile Holdings, Ltd.	60,631
31,000	HKD	Haier Electronics Group Company, Ltd.	71,883
1,780	KRW	Hyundai Motor Company	225,129
4,200		JD.com, Inc.#	147,294
5,000		Mahindra & Mahindra, Ltd.	104,750
25,000	BRL	MRV Engenharia e Participacoes, SA	125,549
1,043	ZAR	Naspers, Ltd. - Class N	198,328

			1,937,390

		Consumer Staples (6.2%)
390	KRW	Amorepacific Corp.	100,017
6,900	TRY	BIM Birlesik Magazalar AS	112,710
9,000	MXN	Fomento Economico Mexicano, SAB de CV	80,958
35,900		ITC, Ltd.#	155,555
5,100	BRL	M Dias Branco, SA	78,298
7,200	ZAR	Shoprite Holdings, Ltd.	112,954
41,400	MXN	Wal-Mart de Mexico SAB de CV	93,245
5,100		X5 Retail Group, NV#	179,775

			913,512

		Energy (5.7%)
84,000	HKD	CNOOC, Ltd.	97,994
3,310		Lukoil PJSC	164,391
221,000	HKD	PetroChina Company, Ltd. - Class H	155,271
15,100		Petróleo Brasileiro, SA#	136,051
6,900	THB	PTT PCL	77,598
2,500		Reliance Industries, Ltd.#*	108,125
3,400	ZAR	Sasol, Ltd.	104,192

			843,622

		Financials (25.7%)
17,000	HKD	AIA Group, Ltd.	117,664
137,100	PHP	Ayala Land, Inc.	96,860
15,000	BRL	Banco do Brasil, SA	155,243
117,000	IDR	Bank Central Asia Tbk PT	155,603
1,850	GBP	BGEO Group, PLC	86,098
346,000	HKD	China Construction Bank Corp. - Class H	280,836
33,000	HKD	China Life Insurance Company, Ltd. - Class H	100,395

NUMBER OF SHARES			VALUE
34,000	HKD	China Overseas Land & Investment, Ltd.	$98,620
600		Credicorp, Ltd.	92,196
42,000	ZAR	FirstRand, Ltd.	156,695
19,800	MXN	Grupo Financiero Banorte, SAB de CV	114,265
3,325	PHP	GT Capital Holdings, Inc.	83,849
166,000	HKD	Haitong International Securities Group, Ltd.	89,904
17,125		ICICI Bank, Ltd.	146,761
23,500		Indiabulls Housing Finance, Ltd.	371,535
335,000	HKD	Industrial & Commercial Bank of China, Ltd. - Class H	218,375
26,900		Itau Unibanco Holding, SA	330,870
1,800	PLN	KRUK, SA	132,708
15,969	THB	Krungthai Card PCL	62,556
123,000	EUR	National Bank of Greece, SA#	38,298
38,100	HKD	Ping An Insurance Group Company of China, Ltd.	214,208
1,540	QAR	Qatar National Bank QPSC	60,817
1,070	KRW	Samsung Life Insurance Company, Ltd.	102,869
24,650		Sberbank of Russia PJSC	293,088
5,160	KRW	Shinhan Financial Group Company, Ltd.	215,437

			3,815,750

		Health Care (1.5%)
60,000	HKD	CSPC Pharmaceutical Group, Ltd.	83,221
340	KRW	Hugel, Inc.#	139,206

			222,427

		Industrials (6.2%)
19,810	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	108,916
22,300	TWD	Hiwin Technologies Corp.	142,098
14,500		Larsen & Toubro, Ltd.	393,675
343,021	HKD	Lonking Holdings, Ltd.	95,512
57,000	HKD	Weichai Power Company, Ltd. - Class H	92,360
530,500	IDR	Wijaya Karya Persero, Tbk PT	94,108

			926,669

		Information Technology (27.9%)
13,000	HKD	AAC Technologies Holdings, Inc.	190,567
4,760		Alibaba Group Holding, Ltd.#	549,780
605		Baidu, Inc.#	109,039
184,000	HKD	Chinasoft International, Ltd.#	110,498
6,700	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	35,538
34,000	TWD	Hon Hai Precision Industry Company, Ltd.	111,288
26,000	HKD	Kingsoft Corp., Ltd.	74,106
1,000	TWD	Largan Precision Company, Ltd.	166,070
265,500	MYR	My EG Services Bhd	130,154
145	KRW	NAVER Corp.	101,909
490		NetEase, Inc.	130,041

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
360	KRW	Samsung Electronics Company, Ltd.	$705,754
7,000	TWD	Silergy Corp.	126,581
3,000	KRW	SK Hynix, Inc.	142,120
9,783	HKD	Sunny Optical Technology Group Company, Ltd.	80,384
90,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	579,771
21,400	HKD	Tencent Holdings, Ltd.	670,533
4,470		Yandex, NV - Class A#	121,852

			4,135,985

		Materials (5.1%)
22,700		Cemex, SAB de CV#	209,294
320	KRW	POSCO	75,547
4,600	THB	Siam Cement PCL	70,984
2,750		Southern Copper Corp.	97,267
19,800		Vale, SA	169,884
9,200		Vedanta, Ltd.	139,840

			762,816

		Real Estate (0.6%)
48,500	AED	Emaar Properties PJSC	94,808

		Telecommunication Services (2.1%)
21,500	HKD	China Mobile, Ltd.	228,903
234,800	IDR	Telekomunikasi Indonesia Persero Tbk PT	77,457

			306,360

		TOTAL COMMON STOCKS (Cost $12,169,111)	13,959,339

EXCHANGE-TRADED FUNDS (3.7%)
		Other (3.7%)
4,250		Deutsche X-trackers Harvest CSI 300 China A-Shares ETF^	105,485
13,950		iShares MSCI India ETF	447,516

			553,001

		TOTAL EXCHANGE-TRADED FUNDS (Cost $506,696)	553,001

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.0%) #
		Financials (0.0%)
130 13,000		Sberbank Of Russia PJSC Put, 05/19/17, Strike $11.00 (Cost $7,263)	1,365

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.7%)
197,844	Fidelity Prime Money Market Fund -Institutional Class	$197,922
197,812	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	197,812

	TOTAL SHORT TERM INVESTMENTS (Cost $395,734)	395,734

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
34,714	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	34,714
18,867	Goldman Sachs Financial Square Government Fund	18,867

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $53,581)	53,581

TOTAL INVESTMENTS (100.8%) (Cost $13,132,385)		14,963,020

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(53,581)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(69,325)

NET ASSETS (100.0%)		$14,840,114

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 35,407 United States Treasury Note, 3.625%, 02/15/20.

See accompanying Notes to Financial Statements	www.calamos.com	79

Emerging Market Equity Fund    Schedule of Investments April 30, 2017 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE dirham
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari rial
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$5,506,294	36.8%
Hong Kong Dollar	3,463,321	23.2%
South Korean Won	1,807,988	12.1%
New Taiwan Dollar	1,125,808	7.5%
South African Rand	572,169	3.8%
Brazilian Real	529,787	3.5%
Indonesian Rupiah	477,291	3.2%
Mexican Peso	288,468	1.9%
Turkish Lira	221,626	1.5%
Thai Baht	211,138	1.4%
Philippine Peso	180,709	1.2%
Polish Zloty	132,708	0.9%
Malaysian Ringgit	130,154	0.9%
UAE Dirham	94,808	0.6%
British Pound Sterling	86,098	0.6%
Qatari Rial	60,817	0.4%
European Monetary Unit	38,298	0.3%
Chinese Yuan Renminbi	35,538	0.2%
Total Investments	$14,963,020	100.0%

Currency exposure may vary over time.

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.6%)
		Consumer Discretionary (10.9%)
1,620		Amazon.com, Inc.#	$1,498,484
30,600		Ctrip.com International, Ltd.#	1,545,606
72,500		D.R. Horton, Inc.	2,384,525
12,700	EUR	Daimler, AG	946,332
148,000	HKD	Galaxy Entertainment Group, Ltd.	822,208
8,400		Netflix, Inc.#	1,278,480
20,750		Nike, Inc. - Class B	1,149,757
1,035		Priceline Group, Inc.#	1,911,459
67,500		PulteGroup, Inc.	1,530,225

			13,067,076

		Consumer Staples (9.4%)
9,355	EUR	Anheuser-Busch InBev, SA	1,054,967
9,400	GBP	British American Tobacco, PLC	635,095
49,083	GBP	Diageo, PLC	1,428,667
7,430	EUR	Kerry Group, PLC	608,712
12,700	CHF	Nestlé, SA	978,160
7,500		Philip Morris International, Inc.	831,300
7,500	GBP	Reckitt Benckiser Group, PLC	691,031
257,000	AUD	Treasury Wine Estates, Ltd.	2,307,438
25,300	EUR	Unilever, NV	1,325,353
16,640		Walgreens Boots Alliance, Inc.	1,440,026

			11,300,749

		Energy (3.9%)
19,200		Anadarko Petroleum Corp.	1,094,784
37,000	EUR	ENI, S.p.A.	573,907
6,150		EOG Resources, Inc.	568,875
47,600	EUR	Royal Dutch Shell, PLC - Class A	1,241,162
16,800		Schlumberger, Ltd.	1,219,512

			4,698,240

		Financials (12.9%)
189,600	HKD	AIA Group, Ltd.	1,312,304
60,000		Bank of America Corp.	1,400,400
10,500	EUR	BNP Paribas, SA	741,060
24,900		Citigroup, Inc.	1,472,088
122,000	CHF	Credit Suisse Group, AG#	1,860,618
64,000	INR	HDFC Bank, Ltd.	1,535,893
77,000	INR	Indiabulls Housing Finance, Ltd.	1,216,064
26,800		JPMorgan Chase & Company	2,331,600
177,000	JPY	Mitsubishi UFJ Financial Group, Inc.	1,121,578
57,000	GBP	Prudential, PLC	1,265,049
46,000		SLM Corp.#	576,840
38,000	EUR	UniCredit S.p.A#	618,735

			15,452,229

		Health Care (9.5%)
32,610		Baxter International, Inc.	1,815,725

NUMBER OF SHARES			VALUE
14,200		Celgene Corp.#	$1,761,510
63,000	GBP	Clinigen Healthcare, Ltd.#	713,979
4,800	EUR	DBV Technologies, SA#	343,023
3,350	DKK	Genmab, A/S#	666,566
29,138	DKK	H Lundbeck, A/S	1,494,634
4,300		Incyte Corp.#	534,404
8,900	CHF	Novartis, AG	685,167
2,600		Regeneron Pharmaceuticals, Inc.#	1,010,074
4,900	CHF	Roche Holding, AG	1,282,156
5,900		UnitedHealth Group, Inc.	1,031,792

			11,339,030

		Industrials (13.6%)
19,800		CSX Corp.	1,006,632
1,440	CHF	dormakaba Holding AG#	1,233,824
2,750	INR	Eicher Motors, Ltd.	1,113,030
13,100	JPY	FANUC Corp.	2,667,109
17,400	DKK	FLSmidth & Company, A/S	1,046,037
14,809	EUR	KION Group, AG	1,003,241
64,000	JPY	Komatsu, Ltd.	1,710,179
70,750	INR	Larsen & Toubro, Ltd.	1,923,685
23,630	EUR	Schneider Electric, SE	1,871,631
16,600	EUR	Thales, SA	1,744,767
30,600		TriNet Group, Inc.#	899,640

			16,219,775

		Information Technology (29.8%)
24,100		Alibaba Group Holding, Ltd.#	2,783,550
5,725		Alphabet, Inc. - Class A#	5,292,877
33,000	JPY	Alps Electric Company, Ltd.	969,960
29,918		Apple, Inc.	4,297,721
5,300		Broadcom, Ltd.	1,170,293
18,700		Facebook, Inc. - Class A#	2,809,675
9,500		Lam Research Corp.	1,376,075
10,100		MasterCard, Inc. - Class A	1,174,832
78,000		ON Semiconductor Corp.#	1,106,040
37,000		Orbotech, Ltd.#	1,218,410
20,500		PayPal Holdings, Inc.#	978,260
373	KRW	Samsung Electronics Company, Ltd.	731,240
10,500	EUR	SAP, SE	1,051,743
382,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,460,804
29,700	CHF	Temenos Group, AG#	2,570,708
98,900	HKD	Tencent Holdings, Ltd.	3,098,867
49,600		Trimble, Inc.#	1,757,328
164,792	INR	Vakrangee, Ltd.	875,810

			35,724,193

		Materials (7.1%)
70,000		Cemex, SAB de CV#	645,400
40,100	EUR	CRH, PLC	1,460,606
14,000		Eagle Materials, Inc.	1,343,580
465,500	GBP	Glencore, PLC#	1,829,481

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Global Equity Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
31,950		Newmont Mining Corp.	$1,080,230
63,600		Vale, SA	545,688
65,000	GBP	Victrex, PLC	1,612,298

			8,517,283

		Real Estate (0.5%)
17,200	JPY	Investors Cloud Company, Ltd.^	641,801

		TOTAL COMMON STOCKS (Cost $90,499,557)	116,960,376

SHORT TERM INVESTMENTS (2.0%)
1,202,429		Fidelity Prime Money Market Fund - Institutional Class	1,202,910
1,202,287		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,202,287

		TOTAL SHORT TERM INVESTMENTS (Cost $2,405,197)	2,405,197

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
216,908		Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	216,908
117,885		Goldman Sachs Financial Square Government Fund	117,885

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $334,793)	334,793

TOTAL INVESTMENTS (99.9%) (Cost $93,239,547)			119,700,366

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)			(334,793)

OTHER ASSETS, LESS LIABILITIES (0.4%)			433,872

NET ASSETS (100.0%)			$119,799,445

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust Company	European Monetary Unit	05/31/17	3,188,000	$3,477,342	$(37,149)

					$(37,149)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 221,237 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$60,613,687	50.6%
European Monetary Unit	14,585,239	12.2%
Swiss Franc	8,610,633	7.2%
British Pound Sterling	8,175,600	6.8%
Japanese Yen	7,110,627	5.9%
Indian Rupee	6,664,482	5.6%
Hong Kong Dollar	5,233,379	4.4%
Danish Krone	3,207,237	2.7%
New Taiwan Dollar	2,460,804	2.1%
Australian Dollar	2,307,438	1.9%
South Korean Won	731,240	0.6%

Total Investments	$119,700,366	100.0%

Currency exposure may vary over time.

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (16.0%)
	Consumer Discretionary (5.6%)
3,250,000	Ctrip.com International, Ltd.* 1.250%, 09/15/22	$3,405,415
7,000,000	DISH Network Corp.* 3.375%, 08/15/26	8,579,270
25,970,000	Liberty Interactive, LLC* 1.750%, 09/30/46	30,555,783
	Liberty Media Corp.
15,335,000	2.250%, 09/30/46*	16,709,629
13,063,000	1.375%, 10/15/23	14,796,787
4,450,000	Macquarie Infrastructure Corp. 2.000%, 10/01/23	4,402,830
24,225,000	Priceline Group, Inc.^ 0.900%, 09/15/21	27,718,851
9,465,000	Tesla, Inc. 1.250%, 03/01/21	9,800,723

		115,969,288

	Energy (0.6%)
8,750,000	Nabors Industries, Inc.*^ 0.750%, 01/15/24	7,544,250
5,300,000	PDC Energy, Inc. 1.125%, 09/15/21	5,161,060

		12,705,310

	Health Care (0.2%)
3,925,000	NuVasive, Inc. 2.250%, 03/15/21	5,246,822

	Industrials (1.0%)
10,050,000	Air Lease Corp. 3.875%, 12/01/18	14,375,118
6,400,000	Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	6,841,184

		21,216,302

	Information Technology (7.0%)
1,237,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	2,274,323
8,250,000	Citrix Systems, Inc. 0.500%, 04/15/19	10,099,238
5,735,000	Inphi Corp.* 0.750%, 09/01/21	5,886,547
12,500,000	Intel Corp. 3.250%, 08/01/39	21,858,437
6,420,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	6,425,040
14,526,000	Microchip Technology, Inc.* 1.625%, 02/15/27	14,948,198
13,860,000	ON Semiconductor Corp.^ 1.000%, 12/01/20	14,657,089
4,000,000	Pandora Media, Inc. 1.750%, 12/01/20	3,885,300
16,625,000	Salesforce.com, Inc. 0.250%, 04/01/18	22,061,874

PRINCIPAL AMOUNT		VALUE
6,325,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	$6,642,926
8,540,000	Square, Inc.* 0.375%, 03/01/22	9,047,105
4,250,000	Viavi Solutions, Inc.* 1.000%, 03/01/24	4,320,826
7,150,000	Workday, Inc. 0.750%, 07/15/18	8,327,534
14,700,000	Yahoo!, Inc. 0.000%, 12/01/18	15,486,083

		145,920,520

	Materials (0.8%)
5,150,000	Royal Gold, Inc. 2.875%, 06/15/19	5,480,527
8,721,000	RTI International Metals, Inc. 1.625%, 10/15/19	10,379,298

		15,859,825

	Real Estate (0.8%)
3,440,000	Colony Starwood Homes* 3.500%, 01/15/22	3,705,654
5,000,000	Empire State Realty OP, LP* 2.625%, 08/15/19	5,733,325
6,385,000	Spirit Realty Capital, Inc. 2.875%, 05/15/19	6,426,822

		15,865,801

	TOTAL CONVERTIBLE BONDS (Cost $320,243,857)	332,783,868

CORPORATE BONDS (6.1%)
	Consumer Discretionary (3.4%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	5,262,115
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	13,265,000
10,030,000	5.125%, 05/01/20	10,490,628
9,800,000	Expedia, Inc. 5.950%, 08/15/20	10,732,078
4,235,000	GameStop Corp.*^ 6.750%, 03/15/21	4,364,803
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	10,067,360
10,000,000	L Brands, Inc. 5.625%, 02/15/22	10,582,650
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,607,859
3,040,000	PVH Corp. 4.500%, 12/15/22	3,124,010

		70,496,503

	Consumer Staples (0.5%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	10,338,323

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Financials (0.2%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	$5,007,742

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,095,235

	Industrials (0.1%)
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,036,667

	Information Technology (1.4%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,288,314
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	10,378,473
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,167,118
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,725,488

		29,559,393

	Materials (0.4%)
7,135,000	Arconic, Inc.^ 5.125%, 10/01/24	7,491,036

	TOTAL CORPORATE BONDS (Cost $123,752,586)	127,024,899

U.S. GOVERNMENT AND AGENCY SECURITIES (1.1%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,325,984
5,800,000	1.625%, 05/15/26	5,497,038
5,500,000	2.000%, 11/15/26	5,368,021

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $22,578,650)	22,191,043

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (9.2%)
	Energy (0.9%)
80,675	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)§** 4.184%, 09/15/29	5,809,447
211,030	Hess Corp. 8.000%, 02/01/19	12,587,940

		18,397,387

	Financials (1.0%)
380,500	Affiliated Managers Group, Inc.^ 5.150%, 10/15/37	21,831,187

NUMBER OF SHARES		VALUE

	Health Care (1.1%)
14,733	Allergan, PLC 5.500%, 03/01/18	$12,755,537
211,075	Anthem, Inc. 5.250%, 05/01/18	10,845,033

		23,600,570

	Industrials (0.3%)
110,000	Rexnord Corp. 5.750%, 11/15/19	6,198,500

	Real Estate (1.3%)
	American Tower Corp.
145,011	5.500%, 02/15/18	16,785,023
81,428	5.250%, 05/15/17	9,571,047

		26,356,070

	Telecommunication Services (1.1%)
58,980	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	8,107,780
141,890	T-Mobile USA, Inc. 5.500%, 12/15/17	15,568,171

		23,675,951

	Utilities (3.5%)
39,953	Dominion Resources, Inc. 6.750%, 08/15/19	2,022,421
134,000	DTE Energy Company 6.500%, 10/01/19	7,250,258
445,750	Exelon Corp. 6.500%, 06/01/17	22,015,592
115,800	Great Plains Energy, Inc. 7.000%, 09/15/19	6,264,780
575,000	NextEra Energy, Inc. 6.371%, 09/01/18	35,460,250

		73,013,301

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $166,607,281)	193,072,966

COMMON STOCKS (65.5%)
	Consumer Discretionary (8.4%)
24,550	Advance Auto Parts, Inc.~	3,489,537
39,100	Amazon.com, Inc.#	36,167,109
584,400	Comcast Corp. - Class A	22,902,636
154,885	Home Depot, Inc.	24,177,549
155,600	Lowe’s Companies, Inc.	13,207,328
58,875	Netflix, Inc.#	8,960,775
332,200	Newell Rubbermaid, Inc.~	15,859,228
214,100	Nike, Inc. - Class B	11,863,281
267,450	Starbucks Corp.	16,063,047
200,000	Walt Disney Company	23,120,000

		175,810,490

	Consumer Staples (8.0%)
530,000	Coca-Cola Company	22,869,500
124,625	Costco Wholesale Corp.	22,123,430

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
361,035	Mondelez International, Inc. - Class A~	$16,257,406
215,000	PepsiCo, Inc.~	24,355,200
200,000	Philip Morris International, Inc.	22,168,000
311,993	Procter & Gamble Company	27,246,349
161,275	Wal-Mart Stores, Inc.	12,124,654
231,800	Walgreens Boots Alliance, Inc.	20,059,972

		167,204,511

	Energy (4.8%)
153,900	Anadarko Petroleum Corp.	8,775,378
130,600	Chevron Corp.	13,935,020
140,000	EOG Resources, Inc.	12,950,000
409,000	Exxon Mobil Corp.	33,394,850
265,000	Halliburton Company	12,158,200
37,275	Pioneer Natural Resources Company	6,448,202
179,000	Schlumberger, Ltd.	12,993,610

		100,655,260

	Financials (10.0%)
160,675	American International Group, Inc.	9,786,714
826,025	Bank of America Corp.~	19,279,424
183,625	Bank of New York Mellon Corp.~	8,641,393
153,250	BB&T Corp.	6,617,335
558,000	Citigroup, Inc.	32,988,960
35,000	Goldman Sachs Group, Inc.	7,833,000
322,250	Intercontinental Exchange, Inc.	19,399,450
625,330	JPMorgan Chase & Company	54,403,710
191,205	MetLife, Inc.	9,906,331
163,500	Morgan Stanley	7,090,995
63,575	PNC Financial Services Group, Inc.	7,613,106
458,585	Wells Fargo & Company	24,690,216

		208,250,634

	Health Care (9.6%)
236,885	Baxter International, Inc.~	13,189,757
75,750	Bristol-Myers Squibb Company	4,245,787
177,000	Celgene Corp.#	21,956,850
87,700	Gilead Sciences, Inc.	6,011,835
358,375	Johnson & Johnson	44,248,561
106,350	Medtronic, PLC	8,836,621
402,975	Merck & Company, Inc.	25,117,432
610,500	Pfizer, Inc.	20,708,160
80,835	Stryker Corp.	11,023,469
36,935	Thermo Fisher Scientific, Inc.	6,106,464
180,750	UnitedHealth Group, Inc.	31,609,560
61,375	Zimmer Biomet Holdings, Inc.	7,343,519

		200,398,015

	Industrials (8.9%)
60,650	Boeing Company~	11,209,939
110,000	Caterpillar, Inc.	11,248,600

NUMBER OF SHARES		VALUE
267,975	CSX Corp.	$13,623,849
416,000	Delta Air Lines, Inc.	18,903,040
208,450	Eaton Corp., PLC	15,767,158
637,145	General Electric Company	18,470,834
138,300	Honeywell International, Inc.	18,136,662
34,300	Lockheed Martin Corp.	9,242,135
54,500	Northrop Grumman Corp.	13,404,820
156,600	Southwest Airlines Company	8,804,052
103,100	Union Pacific Corp.	11,543,076
140,550	United Parcel Service, Inc. - Class B	15,103,503
168,437	United Technologies Corp.	20,042,319

		185,499,987

	Information Technology (13.1%)
67,175	Accenture, PLC - Class A	8,148,328
59,835	Alphabet, Inc. - Class A#~	55,318,654
580,100	Apple, Inc.	83,331,365
42,275	Broadcom, Ltd.	9,334,743
205,800	Facebook, Inc. - Class A#	30,921,450
81,891	Lam Research Corp.	11,861,911
92,375	MasterCard, Inc. - Class A	10,745,060
755,050	Microsoft Corp.	51,690,723
116,850	Visa, Inc. - Class A	10,659,057

		272,011,291

	Materials (0.7%)
176,400	Dow Chemical Company	11,077,920
70,000	Nucor Corp.	4,293,100

		15,371,020

	Real Estate (0.8%)
128,925	Crown Castle International Corp.	12,196,305
49,000	Welltower, Inc.	3,500,560

		15,696,865

	Telecommunication Services (1.2%)
271,175	AT&T, Inc.	10,746,665
319,000	Verizon Communications, Inc.	14,645,290

		25,391,955

	TOTAL COMMON STOCKS (Cost $1,015,347,986)	1,366,290,028

EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
18,700	iShares NASDAQ Biotechnology ETF^ (Cost $ 5,245,917)	5,565,868

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.0%) #
	Information Technology (0.0%)
1,233 123,300	Microsoft Corp. Put, 05/05/17, Strike $65.50	$3,699

	Other (0.0%)
811 81,100	S&P 500 Index Put, 05/19/17, Strike $2,300.00	360,895

	TOTAL PURCHASED OPTIONS (Cost $2,253,127)	364,594

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.5%)
15,509,190	Fidelity Prime Money Market Fund - Institutional Class	15,515,394
15,495,644	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	15,495,644

	TOTAL SHORT TERM INVESTMENTS (Cost $31,011,038)	31,011,038

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
14,822,415	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	14,822,415
8,055,660	Goldman Sachs Financial Square Government Fund	8,055,660

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $22,878,075)	22,878,075

TOTAL INVESTMENTS (100.8%) (Cost $1,709,918,517)		2,101,182,379

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.1%)		(22,878,075)

OTHER ASSETS, LESS LIABILITIES (0.3%)		5,767,191

NET ASSETS (100.0%)		2,084,071,495

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Health Care (0.0%)
760 76,000	Amgen, Inc. Put, 05/19/17, Strike $155.00	(36,480)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Information Technology (0.0%)
1,233	Microsoft Corp.
123,300	Call, 05/05/17, Strike $71.00	$(1,233)
1,233 123,300	Put, 05/05/17, Strike $63.00	(1,233)

		(2,466)

	TOTAL WRITTEN OPTIONS (Premium $119,143)	(38,946)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**	Step Coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2017.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $13,702,505.

†	Repurchase agreement collateralized by the following security: 15,118,240 United States Treasury Note, 3.625%, 02/15/20.

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (32.2%)
		Consumer Discretionary (10.8%)
1,200,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$1,585,258
5,098,000		Ctrip.com International, Ltd. 1.000%, 07/01/20	5,687,660
1,365,000		DISH Network Corp.* 3.375%, 08/15/26	1,672,958
1,740,000		Liberty Interactive, LLC* 1.750%, 09/30/46	2,047,249
1,030,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	3,022,731
5,935,000		Priceline Group, Inc.^ 0.900%, 09/15/21	6,790,975
1,320,000		Tesla, Inc. 1.250%, 03/01/21	1,366,821
1,765,000		Weatherford International, Ltd. 5.875%, 07/01/21	2,110,066

			24,283,718

		Energy (2.5%)
1,000,000	EUR	ENI, S.p.A 0.000%, 04/13/22	1,158,995
2,070,000		PDC Energy, Inc. 1.125%, 09/15/21	2,015,735
2,000,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	2,429,528

			5,604,258

		Financials (1.7%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,243,948
1,715,000	CAD	Element Fleet Management Corp.* 4.250%, 06/30/20	1,274,971
10,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	1,289,910

			3,808,829

		Health Care (1.7%)
900,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,218,317
2,155,000		Medidata Solutions, Inc. 1.000%, 08/01/18	2,660,046

			3,878,363

		Industrials (5.6%)
1,390,000		Air Lease Corp. 3.875%, 12/01/18	1,988,200
1,070,000		Dycom Industries, Inc. 0.750%, 09/15/21	1,355,851
240,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	2,439,813

PRINCIPAL AMOUNT			VALUE
2,425,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	$2,466,058
1,200,000		MISUMI Group, Inc. 0.000%, 10/22/18	1,870,749
1,900,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	2,530,727

			12,651,398

		Information Technology (6.5%)
900,000	EUR	BE Semiconductor Industries, NV 2.500%, 12/02/23	1,290,595
925,000		Cypress Semiconductor Corp.* 4.500%, 01/15/22	1,146,491
2,195,000		Finisar Corp.* 0.500%, 12/15/36	2,044,785
1,160,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	1,160,911
1,185,000		Nice Systems, Inc.* 1.250%, 01/15/24	1,230,101
3,155,000		ON Semiconductor Corp.^ 1.000%, 12/01/20	3,336,444
1,150,000		Silicon Laboratories, Inc.* 1.375%, 03/01/22	1,207,805
1,730,000		Square, Inc.* 0.375%, 03/01/22	1,832,727
1,115,000		Workday, Inc. 0.750%, 07/15/18	1,298,629

			14,548,488

		Materials (0.5%)
965,000		Cemex, SAB de CV 3.750%, 03/15/18	1,127,294

		Real Estate (0.5%)
1,145,000		Spirit Realty Capital, Inc. 3.750%, 05/15/21	1,176,499

		Telecommunication Services (2.4%)
4,800,000		Telenor East Holding II AS 0.250%, 09/20/19	5,469,168

		TOTAL CONVERTIBLE BONDS (Cost $69,996,753)	72,548,015

SYNTHETIC CONVERTIBLE SECURITIES (1.9%) ¤
Corporate Bonds (1.6%)
		Consumer Discretionary (1.0%)
1,130,000		L Brands, Inc. 5.625%, 02/15/22	1,195,840
1,115,000		Toll Brothers Finance Corp. 4.000%, 12/31/18	1,147,474

			2,343,314

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Global Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Industrials (0.6%)
1,240,000		Icahn Enterprises, LP 4.875%, 03/15/19	$1,260,262

		TOTAL CORPORATE BONDS	3,603,576

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.3%) #
		Financials (0.2%)
1,420	EUR	Estx Banks
71,000		Call, 06/16/17, Strike 127.50	508,512

		Information Technology (0.1%)
135		Lam Research Corp.
13,500		Call, 09/15/17, Strike $130.00	240,300

		Materials (0.0%)
2,350		Vale, SA
235,000		Call, 06/16/17, Strike $12.00	3,525

		TOTAL PURCHASED OPTIONS	752,337

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $4,161,404)	4,355,913

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.8%)
		Health Care (2.6%)
5,200		Allergan, PLC 5.500%, 03/01/18	4,502,056
26,700		Anthem, Inc. 5.250%, 05/01/18	1,371,846

			5,873,902

		Real Estate (0.6%)
		American Tower Corp.
5,984		5.250%, 05/15/17	703,359
5,113		5.500%, 02/15/18	591,830

			1,295,189

		Telecommunication Services (2.7%)
30,000		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	4,123,998
16,900		T-Mobile USA, Inc. 5.500%, 12/15/17	1,854,268

			5,978,266

		Utilities (0.9%)
		NextEra Energy, Inc.
21,900		6.371%, 09/01/18	1,350,573
14,000		6.123%, 09/01/19	733,600

			2,084,173

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,967,872)	15,231,530

NUMBER OF SHARES			VALUE
COMMON STOCKS (58.1%)
		Consumer Discretionary (4.0%)
89,100		D.R. Horton, Inc.	$2,930,499
38,000	EUR	Daimler, AG	2,831,545
30,200		Nike, Inc. - Class B	1,673,382
30,600	JPY	Toyota Motor Corp.	1,656,096

			9,091,522

		Consumer Staples (6.7%)
17,500	EUR	Anheuser-Busch InBev, SA	1,973,481
23,300	GBP	British American Tobacco, PLC	1,574,225
30,100		Coca-Cola Company	1,298,815
82,500	GBP	Diageo, PLC	2,401,342
17,600	CHF	Nestlé, SA	1,355,561
40,300	EUR	Unilever, NV	2,111,135
27,200		Wal-Mart Stores, Inc.	2,044,896
27,800		Walgreens Boots Alliance, Inc.	2,405,812

			15,165,267

		Energy (3.3%)
17,401		Anadarko Petroleum Corp.	992,205
12,600		Exxon Mobil Corp.	1,028,790
81,800	EUR	Royal Dutch Shell, PLC - Class A	2,132,921
20,700		Schlumberger, Ltd.	1,502,613
33,290	EUR	TOTAL, SA	1,708,883

			7,365,412

		Financials (13.3%)
231,800	HKD	AIA Group, Ltd.	1,604,389
123,500		Bank of America Corp.	2,882,490
20,000	EUR	BNP Paribas, SA	1,411,544
46,100		Citigroup, Inc.	2,725,432
151,700	CHF	Credit Suisse Group, AG#	2,313,571
271,000	JPY	Daiwa Securities Group, Inc.	1,648,594
98,200		Fifth Third Bancorp	2,399,026
117,000	INR	HDFC Bank, Ltd.	2,807,804
43,600		JPMorgan Chase & Company	3,793,200
345,100	JPY	Mitsubishi UFJ Financial Group, Inc.	2,186,759
17,700		PNC Financial Services Group, Inc.	2,119,575
82,475	GBP	Prudential, PLC	1,830,438
41,000		Wells Fargo & Company	2,207,440

			29,930,262

		Health Care (5.5%)
35,600		Baxter International, Inc.	1,982,208
20,700		Celgene Corp.#	2,567,835
21,400		Johnson & Johnson	2,642,258
31,400		Merck & Company, Inc.	1,957,162
7,150	CHF	Roche Holding, AG	1,870,901
7,400		UnitedHealth Group, Inc.	1,294,112

			12,314,476

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE

		Industrials (5.6%)
19,100	JPY	FANUC Corp.	$3,888,686
175,000	GBP	International Consolidated Airlines Group, SA	1,268,777
70,500	JPY	Komatsu, Ltd.	1,883,869
106,700	INR	Larsen & Toubro, Ltd.	2,901,161
17,300	EUR	Schneider Electric, SE	1,370,259
10,600		United Technologies Corp.	1,261,294

			12,574,046

		Information Technology (16.8%)
10,300		Accenture, PLC - Class A	1,249,390
8,700		Alphabet, Inc. - Class A#	8,043,324
35,300		Apple, Inc.	5,070,845
12,500		Automatic Data Processing, Inc.	1,306,125
7,800		Broadcom, Ltd.	1,722,318
15,600		Facebook, Inc. - Class A#	2,343,900
14,300		MasterCard, Inc. - Class A	1,663,376
56,800		Microsoft Corp.	3,888,528
675	KRW	Samsung Electronics Company, Ltd.	1,323,290
20,000	EUR	SAP, SE	2,003,320
532,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,427,088
29,300	CHF	Temenos Group, AG#	2,536,086
108,000	HKD	Tencent Holdings, Ltd.	3,384,000

			37,961,590

		Materials (2.4%)
52,600	EUR	CRH, PLC	1,915,908
430,000	GBP	Glencore, PLC#	1,689,961
53,400		Newmont Mining Corp.	1,805,454

			5,411,323

		Telecommunication Services (0.5%)
27,700		AT&T, Inc.	1,097,751

		TOTAL COMMON STOCKS (Cost $107,248,144)	130,911,649

PRINCIPAL AMOUNT			VALUE
SOVEREIGN BOND (0.6%)
25,265,000	MXN	Mexican Bonos 6.500%, 06/10/21 (Cost $1,235,921)	1,317,333

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.1%) #
		Other (0.1%)
300 3,000	EUR	Euro Stoxx 50 Put, 05/19/17, Strike 3,450.00	89,214

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
3,340 334,000	Financial Select Sector SPDR Fund Put, 05/19/17, Strike $23.00	$45,090
475 47,500	SPDR S&P 500 ETF Trust Put, 05/19/17, Strike $235.00	45,362

	TOTAL PURCHASED OPTIONS (Cost $624,124)	179,666

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
557,051	Fidelity Prime Money Market Fund - Institutional Class	557,273
556,489	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	556,489

	TOTAL SHORT TERM INVESTMENTS (Cost $1,113,762)	1,113,762

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
2,936,773	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	2,936,773
1,596,072	Goldman Sachs Financial Square Government Fund	1,596,072

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $4,532,845)	4,532,845

TOTAL INVESTMENTS (102.2%) (Cost $201,880,825)		230,190,713

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.0%)		(4,532,845)

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(489,461)

NET ASSETS (100.0%)		$225,168,407

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust Company	European Monetary Unit	05/31/17	2,441,000	$2,662,545	$(28,444)

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Global Growth and Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 2,995,385 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$153,231,526	66.6%
European Monetary Unit	27,084,562	11.8%
Japanese Yen	13,703,817	5.9%
British Pound Sterling	8,764,743	3.8%
Swiss Franc	8,076,119	3.5%
Hong Kong Dollar	6,278,299	2.7%
Indian Rupee	5,708,965	2.5%
New Taiwan Dollar	3,427,088	1.5%
South Korean Won	1,323,290	0.6%
Mexican Peso	1,317,333	0.6%
Canadian Dollar	1,274,971	0.5%
Total Investments	$230,190,713	100.0%

Currency exposure may vary over time.

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (73.0%)
	Consumer Discretionary (19.5%)
7,500,000	CalAtlantic Group, Inc. 1.625%, 05/15/18	$9,161,625
5,500,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	6,136,158
11,000,000	DISH Network Corp.* 3.375%, 08/15/26	13,481,710
7,250,000	Liberty Interactive, LLC* 1.750%, 09/30/46	8,530,205
	Liberty Media Corp.
8,380,000	1.375%, 10/15/23	9,492,235
7,200,000	2.250%, 09/30/46*	7,845,408
3,000,000	Liberty Media Corp./Liberty Formula One* 1.000%, 01/30/23	3,376,035
3,500,000	Macquarie Infrastructure Corp. 2.000%, 10/01/23	3,462,900
18,005,000	Priceline Group, Inc.^ 0.900%, 09/15/21	20,601,771
	Tesla, Inc.
27,300,000	1.250%, 03/01/21	28,268,331
1,600,000	2.375%, 03/15/22	1,789,728
4,000,000	Weatherford International, Ltd. 5.875%, 07/01/21	4,782,020
825,000	World Wrestling Entertainment, Inc.* 3.375%, 12/15/23	897,097

		117,825,223

	Energy (2.6%)
6,250,000	Nabors Industries, Inc.*^ 0.750%, 01/15/24	5,388,750
1,650,000	Newpark Resources, Inc.*^ 4.000%, 12/01/21	1,822,615
4,850,000	PDC Energy, Inc. 1.125%, 09/15/21	4,722,857
4,165,000	SM Energy Company^ 1.500%, 07/01/21	4,114,541

		16,048,763

	Financials (1.0%)
6,250,000	Ares Capital Corp.* 3.750%, 02/01/22	6,334,188

	Health Care (10.8%)
1,400,000	Acorda Therapeutics, Inc. 1.750%, 06/15/21	1,102,402
7,790,000	BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	9,142,578
7,000,000	Emergent Biosolutions, Inc. 2.875%, 01/15/21	8,495,305
3,275,000	Evolent Health, Inc.*^ 2.000%, 12/01/21	4,037,535
2,000,000	Flexion Therapeutics, Inc.* 3.375%, 05/01/24	2,077,500

PRINCIPAL AMOUNT		VALUE
3,550,000	Insulet Corp.* 1.250%, 09/15/21	$3,606,569
4,200,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	5,108,397
4,040,000	Jazz Investments I, Ltd. 1.875%, 08/15/21	4,489,106
1,250,000	Medicines Company* 2.750%, 07/15/23	1,518,412
9,733,000	Medidata Solutions, Inc. 1.000%, 08/01/18	12,014,026
5,475,000	Molina Healthcare, Inc. 1.625%, 08/15/44	6,005,035
847,000	Neurocrine Biosciences, Inc.* 2.250%, 05/15/24	885,644
4,975,000	NuVasive, Inc. 2.250%, 03/15/21	6,650,431

		65,132,940

	Industrials (5.5%)
3,200,000	Aerojet Rocketdyne Holdings, Inc.* 2.250%, 12/15/23	3,545,616
2,455,000	Air Lease Corp. 3.875%, 12/01/18	3,511,534
3,250,000	Atlas Air Worldwide Holdings, Inc. 2.250%, 06/01/22	3,584,961
4,750,000	Dycom Industries, Inc. 0.750%, 09/15/21	6,018,962
4,500,000	Greenbrier Companies, Inc.* 2.875%, 02/01/24	4,773,870
6,250,000	Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	6,680,844
4,100,000	Tutor Perini Corp.* 2.875%, 06/15/21	5,073,935

		33,189,722

	Information Technology (28.4%)
1,810,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	3,327,830
4,943,000	Citrix Systems, Inc. 0.500%, 04/15/19	6,050,973
4,750,000	Finisar Corp.* 0.500%, 12/15/36	4,424,934
3,600,000	Inphi Corp.* 0.750%, 09/01/21	3,695,130
11,600,000	Intel Corp. 3.250%, 08/01/39	20,284,630
3,100,000	Knowles Corp.* 3.250%, 11/01/21	3,758,115
6,250,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	6,254,906
13,750,000	Microchip Technology, Inc.* 1.625%, 02/15/27	14,149,644
5,150,000	Micron Technology, Inc. 1.625%, 02/15/33	13,032,230

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE

3,000,000	Nice Systems, Inc.* 1.250%, 01/15/24	$3,114,180
	ON Semiconductor Corp.^
5,800,000	1.000%, 12/01/20	6,133,558
3,000,000	1.625%, 10/15/23*	3,001,125
3,250,000	OSI Systems, Inc.* 1.250%, 09/01/22	3,228,745
2,600,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	3,029,702
3,300,000	Pandora Media, Inc. 1.750%, 12/01/20	3,205,373
8,853,000	Proofpoint, Inc. 0.750%, 06/15/20	10,152,532
2,525,000	Red Hat, Inc.^ 0.250%, 10/01/19	3,323,872
3,225,000	Rovi Corp.^ 0.500%, 03/01/20	3,190,073
12,100,000	Salesforce.com, Inc. 0.250%, 04/01/18	16,057,063
2,300,000	ServiceNow, Inc. 0.000%, 11/01/18	3,104,379
6,250,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	6,564,156
6,250,000	Square, Inc.* 0.375%, 03/01/22	6,621,125
3,200,000	Teradyne, Inc.* 1.250%, 12/15/23	4,027,552
3,000,000	Veeco Instruments, Inc. 2.700%, 01/15/23	3,298,905
3,250,000	Viavi Solutions, Inc.* 1.000%, 03/01/24	3,304,161
3,075,000	WebMD Health Corp.* 2.625%, 06/15/23	2,979,198
	Workday, Inc.
7,500,000	0.750%, 07/15/18	8,735,175
2,900,000	1.500%, 07/15/20	3,641,385

		171,690,651

	Materials (1.4%)
3,450,000	Royal Gold, Inc. 2.875%, 06/15/19	3,671,421
4,000,000	RTI International Metals, Inc. 1.625%, 10/15/19	4,760,600

		8,432,021

	Real Estate (3.8%)
10,100,000	Colony Starwood Homes 3.000%, 07/01/19	12,077,024
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,554,662
4,195,000	Spirit Realty Capital, Inc. 3.750%, 05/15/21	4,310,404

PRINCIPAL AMOUNT		VALUE
3,000,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	$2,999,535

		22,941,625

	TOTAL CONVERTIBLE BONDS (Cost $422,665,707)	441,595,133

SYNTHETIC CONVERTIBLE SECURITIES (0.4%) ¤
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.4%) #
	Financials (0.1%)
3,000 300,000	Bank Of America Corp. Call, 01/18/19, Strike $25.00	730,500

	Information Technology (0.3%)
1,865 186,500	Xilinx, Inc. Call, 06/16/17, Strike $55.00	1,529,300

	TOTAL PURCHASED OPTIONS	2,259,800

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,669,953)	2,259,800

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (19.9%)
	Energy (2.6%)
113,000	Hess Corp. 8.000%, 02/01/19	6,740,450
183,000	Southwestern Energy Company 6.250%, 01/15/18	3,381,840
98,250	WPX Energy, Inc. 6.250%, 07/31/18	5,383,117

		15,505,407

	Financials (6.0%)
54,750	Affiliated Managers Group, Inc. 5.150%, 10/15/37	3,141,281
10,300	Bank of America Corp. 7.250%, 12/31/49	12,498,226
15,570	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,525,082
15,000	Wells Fargo & Company 7.500%, 12/31/49	19,050,000

		36,214,589

	Health Care (3.7%)
17,740	Allergan, PLC 5.500%, 03/01/18	15,358,937
139,000	Anthem, Inc. 5.250%, 05/01/18	7,141,820

		22,500,757

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE

	Industrials (0.6%)
65,400	Rexnord Corp. 5.750%, 11/15/19	$3,685,290

	Materials (0.7%)
100,000	Arconic, Inc. 5.375%, 10/01/17	4,246,000

	Real Estate (1.6%)
	American Tower Corp.
30,172	5.250%, 05/15/17	3,546,417
27,610	5.500%, 02/15/18	3,195,857
52,200	Welltower, Inc. 6.500%, 12/31/49	3,299,562

		10,041,836

	Telecommunication Services (1.8%)
42,970	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	5,906,940
45,000	T-Mobile USA, Inc. 5.500%, 12/15/17	4,937,400

		10,844,340

	Utilities (2.9%)
69,000	DTE Energy Company 6.500%, 10/01/19	3,733,342
69,000	Great Plains Energy, Inc. 7.000%, 09/15/19	3,732,900
	NextEra Energy, Inc.
116,000	6.123%, 09/01/19	6,078,400

62,000	6.371%, 09/01/18	3,823,540

		17,368,182

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $116,326,597)	120,406,401

COMMON STOCKS (3.1%)
	Information Technology (3.1%)
93,500	Lam Research Corp.	13,543,475
85,500	Take-Two Interactive Software, Inc.#	5,373,675

	TOTAL COMMON STOCKS (Cost $9,828,856)	18,917,150

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%) #
	Other (0.1%)
210 21,000	S&P 500 Index Put, 05/19/17, Strike $2,350.00 (Cost $609,744)	200,550

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.2%)
9,661,398	Fidelity Prime Money Market Fund - Institutional Class	$9,665,263
9,643,606	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	9,643,606

	TOTAL SHORT TERM INVESTMENTS (Cost $19,308,869)	19,308,869

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.0%)
11,844,495	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	11,844,495
6,437,225	Goldman Sachs Financial Square Government Fund	6,437,225

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $18,281,720)	18,281,720

TOTAL INVESTMENTS (102.7%) (Cost $588,691,446)		620,969,623

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.0%)		(18,281,720)

OTHER ASSETS, LESS LIABILITIES (0.3%)		2,196,601

NET ASSETS (100.0%)		$604,884,504

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 12,080,886 United States Treasury Note, 3.625%, 02/15/20.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	93

Global Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (72.8%)
		Consumer Discretionary (14.6%)
300,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$396,314
400,000		Cie Generale des Etablissements Michelin 0.000%, 01/10/22	419,157
		Ctrip.com International, Ltd.
600,000		1.000%, 07/01/20	669,399
495,000		1.250%, 09/15/22*	518,671
735,000		DISH Network Corp.* 3.375%, 08/15/26	900,823
50,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	459,833
405,000		Liberty Interactive, LLC* 1.750%, 09/30/46	476,515
745,000		Liberty Media Corp. 1.375%, 10/15/23	843,880
1,610,000		Priceline Group, Inc. 0.900%, 09/15/21	1,842,202
393,000	EUR	SEB, SA 0.000%, 11/17/21	834,633
75,000,000	JPY	Sony Corp. 0.000%, 09/30/22	746,807
1,000,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	1,061,858
		Tesla, Inc.
1,540,000		1.250%, 03/01/21	1,594,624
365,000		2.375%, 03/15/22	408,282

			11,172,998

		Energy (2.2%)
405,000		Nabors Industries, Inc.* 0.750%, 01/15/24	349,191
210,000		SM Energy Company^ 1.500%, 07/01/21	207,456
600,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	728,858
480,000		Whiting Petroleum Corp. 1.250%, 04/01/20	423,838

			1,709,343

		Financials (8.1%)
800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	904,690
500,000	GBP	British Land White 2015, Ltd. 0.000%, 06/09/20	621,273
2,357,500	EUR	Credit Agricole, SA 0.000%, 10/03/19	1,848,946
700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	762,567
505,000	CAD	Element Fleet Management Corp.* 4.250%, 06/30/20	375,429

PRINCIPAL AMOUNT			VALUE
2,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	$257,982
200,000	EUR	LEG Immobilien, AG 0.500%, 07/01/21	327,571
40,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	369,757
94,000	EUR	Unibail-Rodamco, SE 0.000%, 01/01/22	348,698
400,000		Yamaguchi Financial Group, Inc.‡ 0.653%, 03/26/20 3 mo. USD LIBOR - 0.50%	415,513

			6,232,426

		Health Care (8.5%)
		BioMarin Pharmaceutical, Inc.
330,000		0.750%, 10/15/18	387,298
240,000		1.500%, 10/15/20	299,530
671,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	814,336
590,000		Hologic, Inc.*** 0.000%, 12/15/43	747,244
235,000		Illumina, Inc. 0.000%, 06/15/19	242,133
370,000		Insulet Corp.* 1.250%, 09/15/21	375,896
600,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	812,211
360,000		Medidata Solutions, Inc. 1.000%, 08/01/18	444,370
700,000		Molina Healthcare, Inc. 1.625%, 08/15/44	767,767
485,000		NuVasive, Inc. 2.250%, 03/15/21	648,333
800,000		QIAGEN, NV 0.875%, 03/19/21	961,216

			6,500,334

		Industrials (10.6%)
400,000		Aerojet Rocketdyne Holdings, Inc.* 2.250%, 12/15/23	443,202
500,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	627,177
405,000		Greenbrier Companies, Inc.* 2.875%, 02/01/24	429,648
70,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/06/20	626,871
40,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	406,636
200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	203,386
40,000,000	JPY	Lixil Group Corp. 0.000%, 03/04/22	374,035
900,000		MISUMI Group, Inc. 0.000%, 10/22/18	1,403,062

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE
360,000		Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	$384,817
800,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	1,065,569
1,676,000	EUR	Safran, SA 0.000%, 12/31/20	1,763,002
335,000		Trinity Industries, Inc. 3.875%, 06/01/36	413,658

			8,141,063

		Information Technology (19.8%)
1,194,000		Citrix Systems, Inc. 0.500%, 04/15/19	1,461,635
348,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	430,977
		FireEye, Inc.
330,000		1.625%, 06/01/35	297,002
183,000		1.000%, 06/01/35^	173,032
400,000		Inphi Corp.* 0.750%, 09/01/21	410,570
		Intel Corp.
330,000		3.479%, 12/15/35	449,194
240,000		3.250%, 08/01/39	419,682
365,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	365,287
1,140,000		Microchip Technology, Inc.* 1.625%, 02/15/27	1,173,134
305,000		Micron Technology, Inc. 2.125%, 02/15/33	779,969
405,000		Nice Systems, Inc.* 1.250%, 01/15/24	420,414
70,000		NVIDIA Corp. 1.000%, 12/01/18	361,974
600,000		NXP Semiconductors, NV 1.000%, 12/01/19	700,071
395,000		ON Semiconductor Corp. 1.000%, 12/01/20	417,716
390,000		Red Hat, Inc.^ 0.250%, 10/01/19	513,390
700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	709,411
1,350,000		Salesforce.com, Inc. 0.250%, 04/01/18	1,791,491
360,000		Silicon Laboratories, Inc.* 1.375%, 03/01/22	378,095
360,000		Square, Inc.* 0.375%, 03/01/22	381,377
415,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	356,190
310,000		Take-Two Interactive Software, Inc. 1.000%, 07/01/18	905,186
400,000		Teradyne, Inc.* 1.250%, 12/15/23	503,444

PRINCIPAL AMOUNT			VALUE
630,000	EUR	Ubisoft Entertainment, SA 0.000%, 09/27/21	$456,841
405,000		Veeco Instruments, Inc. 2.700%, 01/15/23	445,352
650,000		Workday, Inc. 1.500%, 07/15/20	816,173

			15,117,607

		Materials (0.6%)
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	490,490

		Real Estate (4.8%)
800,000		AYC Finance, Ltd. 0.500%, 05/02/19	829,040
1,220,000		Colony Starwood Homes 3.000%, 07/01/19	1,458,809
800,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	878,367
443,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	482,720

			3,648,936

		Telecommunication Services (3.6%)
1,500,000	EUR	América Móvil, SAB de CV 0.000%, 05/28/20	1,596,623
1,000,000		Telenor East Holding II AS 0.250%, 09/20/19	1,139,410

			2,736,033

		TOTAL CONVERTIBLE BONDS (Cost $53,538,417)	55,749,230

SYNTHETIC CONVERTIBLE SECURITIES (8.1%) ¤
Corporate Bonds (7.0%)
		Consumer Discretionary (2.4%)
625,000		CalAtlantic Group, Inc. 6.625%, 05/01/20	690,547
625,000		D.R. Horton, Inc. 3.750%, 03/01/19	640,934
479,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	490,374

			1,821,855

		Health Care (0.9%)
630,000		HCA Holdings, Inc. 6.250%, 02/15/21	684,810

		Industrials (2.4%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	486,959
695,000		Icahn Enterprises, LP 4.875%, 03/15/19	706,356
645,000		United Continental Holdings, Inc. 6.375%, 06/01/18	674,422

			1,867,737

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Global Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Materials (0.9%)
305,000		Chemtura Corp. 5.750%, 07/15/21	$315,913
300,000	EUR	Huntsman International, LLC 5.125%, 04/15/21	364,601

			680,514

		Telecommunication Services (0.4%)
283,000		Sprint Corp. 7.250%, 09/15/21	309,848

		TOTAL CORPORATE BONDS	5,364,764

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (1.1%) #
		Consumer Discretionary (0.4%)
290 29,000		Lennar Corp. Call, 08/18/17, Strike $52.50	51,330
100 10,000	EUR	LVMH Moet Hennessy Louis Vuitton, SE Call, 09/15/17, Strike 210.00	247,162

			298,492

		Industrials (0.5%)
235 23,500	EUR	Airbus, SE Call, 09/15/17, Strike 72.00	138,104
160 160,000	GBP	International Consolidated Airlines Group, SA Call, 09/15/17, Strike 5.50	84,447
275 27,500	EUR	Siemens, AG Call, 06/16/17, Strike 135.00	69,498
240 24,000	EUR	Vinci, SA Call, 09/15/17, Strike 80.00	78,691

			370,740

		Information Technology (0.2%)
110 11,000		Lam Research Corp. Call, 09/15/17, Strike $140.00	119,350

		Telecommunication Services (0.0%)
750 750,000	GBP	Vodafone Group, PLC Call, 06/16/17, Strike 2.00	35,213

		TOTAL PURCHASED OPTIONS	823,795

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $5,923,465)	6,188,559

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (13.8%)
		Energy (3.2%)
15,220		Hess Corp. 8.000%, 02/01/19	907,873
34,540		Southwestern Energy Company 6.250%, 01/15/18	638,299

NUMBER OF SHARES		VALUE
16,565	WPX Energy, Inc. 6.250%, 07/31/18	$907,597

		2,453,769

	Financials (5.6%)
1,785	Bank of America Corp. 7.250%, 05/29/49	2,165,955
1,655	Wells Fargo & Company 7.500%, 12/31/49	2,101,850

		4,267,805

	Health Care (1.2%)
1,115	Allergan, PLC 5.500%, 03/01/18	965,345

	Industrials (0.6%)
7,935	Rexnord Corp. 5.750%, 11/15/19	447,137

	Real Estate (1.0%)
	American Tower Corp.
3,297	5.500%, 02/15/18	381,628
3,175	5.250%, 05/15/17	373,189

		754,817

	Telecommunication Services (0.7%)
3,850	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	529,246

	Utilities (1.5%)
8,095	Great Plains Energy, Inc. 7.000%, 09/15/19	437,939
11,180	NextEra Energy, Inc. 6.371%, 09/01/18	689,471

		1,127,410

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,328,021)	10,545,529

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%) #
	Other (0.1%)
44 4,400	S&P 500 Index Put, 05/19/17, Strike $2,350.00 (Cost $127,756)	42,020

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.1%)
1,209,209	Fidelity Prime Money Market Fund - Institutional Class	1,209,692
1,209,039	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,209,039

	TOTAL SHORT TERM INVESTMENTS (Cost $2,418,731)	2,418,731

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
233,858	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	$233,858
127,097	Goldman Sachs Financial Square Government Fund	127,097

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $360,955)	360,955

TOTAL INVESTMENTS (98.4%) (Cost $72,697,345)		75,305,024

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(360,955)

OTHER ASSETS, LESS LIABILITIES (2.1%)		1,608,157

NET ASSETS (100.0%)		$76,552,226

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2017.

**	Step Coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2017.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 238,525 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$55,163,717	73.3%
European Monetary Unit	15,155,847	20.1%
Japanese Yen	2,983,939	4.0%
British Pound Sterling	1,368,110	1.8%
Canadian Dollar	375,429	0.5%
Hong Kong Dollar	257,982	0.3%

Total Investments	$75,305,024	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	97

Total Return Bond Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (69.4%)
	Consumer Discretionary (15.5%)
500,000	American Airlines Group, Inc. 6.125%, 06/01/18	$519,040
500,000	American Honda Finance Corp. 1.650%, 07/12/21	487,660
500,000	Carnival Corp. 3.950%, 10/15/20	529,207
500,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	531,985
500,000	Comcast Corp. 2.750%, 03/01/23	502,575
500,000	Continental Airlines 2012-3 Class C Pass Thru Trust 6.125%, 04/29/18	515,430
500,000	DISH DBS Corp. 4.250%, 04/01/18	509,380
250,000	DR Horton, Inc. 4.750%, 02/15/23	270,371
500,000	Expedia, Inc. 5.950%, 08/15/20	547,555
500,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	557,262
500,000	General Motors Company, Inc. 3.700%, 05/09/23	503,170
445,000	Goodyear Tire & Rubber Company 8.750%, 08/15/20	528,217
750,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	748,530
750,000	Hasbro, Inc. 3.150%, 05/15/21	767,790
750,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	752,122
250,000	L Brands, Inc. 5.625%, 02/15/22	264,566
500,000	Lennar Corp. 4.500%, 06/15/19	519,410
750,000	Mattel, Inc. 2.350%, 05/06/19	752,419
500,000	Ralph Lauren Corp. 2.125%, 09/26/18	503,988
750,000	Time Warner, Inc. 3.600%, 07/15/25	748,399
500,000	TJX Companies, Inc. 2.750%, 06/15/21	511,593
500,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	537,702
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	525,053

		12,633,424

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (4.2%)
500,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	$511,120
500,000	Coca-Cola Company 2.450%, 11/01/20	510,070
750,000	General Mills, Inc. 2.200%, 10/21/19	754,980
550,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	610,987
500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	484,883
500,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	517,077

		3,389,117

	Energy (2.2%)
500,000	Chevron Corp. 1.961%, 03/03/20	501,405
250,000	Cimarex Energy Company 3.900%, 05/15/27	252,880
500,000	Exxon Mobil Corp. 2.709%, 03/06/25	496,888
500,000	Shell International Finance, BV 3.250%, 05/11/25	509,642

		1,760,815

	Financials (18.6%)
500,000	Ally Financial, Inc. 3.250%, 09/29/17	503,195
500,000	American Express Company 2.600%, 09/14/20	507,585
500,000	Ameriprise Financial, Inc. 2.875%, 09/15/26	486,480
500,000	AON Corp. 5.000%, 09/30/20	540,732
500,000	Bank of America Corp. 4.125%, 01/22/24	525,765
500,000	Bank of Montreal 1.900%, 08/27/21	491,985
500,000	Bank of New York Mellon Corp. 3.000%, 10/30/28	482,075
500,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	505,833
500,000	Capital One NA 2.950%, 07/23/21	504,915
500,000	Charles Schwab Corp. 3.200%, 03/02/27	503,443
400,000	Chubb Corp.‡ 3.408%, 03/29/67 3 mo. USD LIBOR + 2.25%	396,326
500,000	Citigroup, Inc. 4.125%, 07/25/28	500,528
250,000	Cullen/Frost Bankers, Inc. 4.500%, 03/17/27	258,305

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
338,000	Equinix, Inc. 4.875%, 04/01/20	$347,922
750,000	Fifth Third Bancorp 2.300%, 03/01/19	754,984
500,000	First Republic Bank 4.625%, 02/13/47	506,767
500,000	Franklin Resources, Inc. 2.850%, 03/30/25	493,363
250,000	GLP Capital, LP / GLP Financing II, Inc.^ 4.375%, 04/15/21	262,341
750,000	Goldman Sachs Group, Inc. 4.250%, 10/21/25	772,342
750,000	JPMorgan Chase & Company 3.875%, 09/10/24	767,692
750,000	Metropolitan Life Global Funding I* 2.300%, 04/10/19	755,959
750,000	Morgan Stanley 2.500%, 04/21/21	748,695
250,000	Prudential Financial, Inc.‡ 5.625%, 06/15/43 3 mo. USD LIBOR + 3.92%	272,656
500,000	Royal Bank Of Canada 2.350%, 10/30/20	503,443
500,000	State Street Corp. 1.950%, 05/19/21	494,290
500,000	SunTrust Banks, Inc. 3.300%, 05/15/26	490,255
500,000	Toronto-Dominion Bank 2.125%, 04/07/21	498,105
750,000	US Bancorp 3.600%, 09/11/24	777,442
500,000	Wells Fargo & Company 4.125%, 08/15/23	527,950

		15,181,373

	Health Care (3.7%)
500,000	AbbVie, Inc. 2.850%, 05/14/23	496,250
500,000	Actavis, PLC 1.875%, 10/01/17	500,475
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	506,490
500,000	Gilead Sciences, Inc. 3.650%, 03/01/26	509,512
500,000	HCA, Inc. 3.750%, 03/15/19	511,737
500,000	Johnson & Johnson 2.450%, 03/01/26	486,233

		3,010,697

	Industrials (7.6%)
250,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	270,533

PRINCIPAL AMOUNT		VALUE
400,000	Delta Air Lines, Inc. 3.625%, 03/15/22	$411,532
500,000	Eaton Corp. 1.500%, 11/02/17	500,040
500,000	Honeywell International, Inc. 1.850%, 11/01/21	492,710
447,000	Huntington Ingalls Industries, Inc.* 5.000%, 12/15/21	464,091
200,000	IHO Verwaltungs GmbH* 4.125%, 09/15/21 4.875% PIK rate	202,976
400,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	424,160
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,040,975
400,000	Rockwell Collins, Inc. 2.800%, 03/15/22	404,488
500,000	Southwest Airlines Company 2.750%, 11/06/19	508,242
500,000	Textron, Inc. 3.650%, 03/15/27	499,788
500,000	United Technologies Corp. 2.650%, 11/01/26	487,995
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	525,127

		6,232,657

	Information Technology (9.1%)
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	505,790
750,000	Amphenol Corp. 4.000%, 02/01/22	797,989
500,000	Apple, Inc. 4.375%, 05/13/45	522,820
250,000	Cardtronics, Inc. 5.125%, 08/01/22	256,091
500,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	514,918
500,000	Cisco Systems, Inc. 1.850%, 09/20/21	494,378
750,000	Electronic Arts, Inc. 4.800%, 03/01/26	820,639
500,000	Fiserv, Inc. 3.500%, 10/01/22	517,218
500,000	Flextronics International, Ltd. 4.750%, 06/15/25	531,950
500,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	524,447
500,000	Microsoft Corp. 4.100%, 02/06/37	522,302
	Nuance Communications, Inc.*
185,000	6.000%, 07/01/24	195,072
114,000	5.375%, 08/15/20	116,729

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Total Return Bond Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
550,000	NXP Semiconductors, NV* 4.125%, 06/01/21	$577,670
500,000	Visa, Inc. 2.200%, 12/14/20	504,448

		7,402,461

	Materials (1.4%)
217,000	Barrick Gold Corp. 6.950%, 04/01/19	237,247
500,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	515,975
350,000	Steel Dynamics, Inc.* 5.000%, 12/15/26	360,586

		1,113,808

	Real Estate (1.9%)
500,000	American Tower Corp. 5.900%, 11/01/21	563,180
453,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	473,222
500,000	Simon Property Group, LP 3.375%, 10/01/24	506,660

		1,543,062

	Telecommunication Services (2.4%)
500,000	AT&T, Inc. 3.000%, 06/30/22	500,710
750,000	British Telecommunications, PLC 2.350%, 02/14/19	755,302
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	206,983
250,000	Sprint Corp. 7.250%, 09/15/21	273,718
250,000	Verizon Communications, Inc. 3.500%, 11/01/24	250,284

		1,986,997

	Utilities (2.8%)
500,000	Alabama Power Company 2.450%, 03/30/22	499,382
500,000	Exelon Corp. 2.450%, 04/15/21	497,588
750,000	NextEra Energy, Inc. 2.700%, 09/15/19	761,329
500,000	Southern Company 2.150%, 09/01/19	500,467

		2,258,766

	TOTAL CORPORATE BONDS (Cost $55,312,183)	56,513,177

U.S. GOVERNMENT AND AGENCY SECURITIES (26.5%)
	Other (26.5%)
	Federal National Mortgage Association
1,000,000	1.875%, 04/05/22	997,610
450,000	1.500%, 02/28/20	449,851

PRINCIPAL AMOUNT		VALUE
1,500,000	United States Treasury Bond 2.875%, 11/15/46	$1,474,182
	United States Treasury Note
4,150,000	2.250%, 02/15/27	4,138,142
3,000,000	1.875%, 01/31/22	3,010,195
2,000,000	1.500%, 08/15/26	1,871,059
1,500,000	2.000%, 02/15/25	1,480,671
1,500,000	2.000%, 11/15/26	1,464,006
1,500,000	1.625%, 05/15/26	1,421,648
1,500,000	1.375%, 02/15/20	1,498,512
1,000,000	2.125%, 11/30/23	1,004,423
1,000,000	1.875%, 03/31/22	1,002,856
750,000	1.125%, 01/31/19	748,637
500,000	1.875%, 02/28/22	501,785
250,000	2.250%, 01/31/24	252,731
250,000	2.125%, 03/31/24	250,515

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $21,607,741)	21,566,823

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.4%)
1,380,162	Fidelity Prime Money Market Fund - Institutional Class	1,380,714
1,380,179	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,380,179

	TOTAL SHORT TERM INVESTMENTS (Cost $2,760,893)	2,760,893

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
85,664	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	85,664
46,557	Goldman Sachs Financial Square Government Fund	46,557

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $132,221)	132,221

TOTAL INVESTMENTS (99.5%) (Cost $79,813,038)		80,973,114

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.2%)		(132,221)

OTHER ASSETS, LESS LIABILITIES (0.7%)		537,435

NET ASSETS (100.0%)		$81,378,328

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2017 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2017.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 87,374 United States Treasury Note, 3.625%, 02/15/20.

See accompanying Notes to Financial Statements	www.calamos.com	101

High Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (95.8%)
	Consumer Discretionary (22.1%)
350,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$372,241
375,000	CalAtlantic Group, Inc. 6.625%, 05/01/20	414,328
620,000	Cedar Fair, LP 5.375%, 06/01/24	644,496
469,000	Century Communities, Inc. 6.875%, 05/15/22	493,836
500,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	561,047
450,000	Cumberland Farms, Inc.* 6.750%, 05/01/25	467,118
460,000	Dana, Inc. 5.500%, 12/15/24	469,740
805,000	DISH DBS Corp. 5.125%, 05/01/20	841,970
85,000	Eagle II Acquisition Company, LLC* 6.000%, 04/01/25	87,913
375,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	380,681
300,000	GameStop Corp.* 5.500%, 10/01/19	307,991
515,000	Golden Nugget, Inc.* 8.500%, 12/01/21	550,033
600,000	L Brands, Inc. 6.875%, 11/01/35	594,360
575,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	588,653
445,000	Meritage Homes Corp. 7.000%, 04/01/22	506,219
720,000	NCL Corp., Ltd. - Class C* 4.625%, 11/15/20	740,898
250,000	Netflix, Inc. 5.375%, 02/01/21	269,479
770,000	Nexstar Escrow Corp.* 5.625%, 08/01/24	790,721
560,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	566,737
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	557,737
365,000	Service Corp. International 5.375%, 05/15/24	386,008
	SFR Group, SA*
675,000	6.000%, 05/15/22	704,940
150,000	7.375%, 05/01/26	158,090
315,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	337,324
575,000	Speedway Motorsports, Inc. 5.125%, 02/01/23	582,650

775,000	Time, Inc.* 5.750%, 04/15/22	794,487

PRINCIPAL AMOUNT		VALUE
350,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	$376,392
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	525,052

		14,071,141

	Consumer Staples (4.5%)
43,000	B&G Foods, Inc. 5.250%, 04/01/25	44,052
485,000	Fresh Market, Inc.* 9.750%, 05/01/23	403,382
765,000	JBS USA, LLC* 7.250%, 06/01/21	788,539
500,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	555,442
329,000	Post Holdings, Inc.* 7.750%, 03/15/24	366,200
650,000	The Nature’s Bounty Company* 7.625%, 05/15/21	692,068

		2,849,683

	Energy (8.7%)
545,000	Antero Midstream Partners, LP / Antero Midstream Finance Corp.* 5.375%, 09/15/24	559,325
250,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	257,105
	Carrizo Oil & Gas, Inc.
375,000	6.250%, 04/15/23^	378,234
250,000	7.500%, 09/15/20	258,180
981,000	Drill Rigs Holdings, Inc.*@ 6.500%, 10/01/17	291,848
	Energy Transfer Equity, LP
555,000	4.187%, 11/01/66 3 mo. USD LIBOR + 3.02%‡	477,647
535,000	5.500%, 06/01/27	575,526
175,000	EP Energy, LLC / Everest Acquisition Finance, Inc.* 8.000%, 02/15/25	156,818
507,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	267,443
	Gulfport Energy Corp.*
185,000	6.000%, 10/15/24	182,026
130,000	6.375%, 05/15/25	129,781
320,000	Laredo Petroleum, Inc. 6.250%, 03/15/23	324,861
300,000	Oasis Petroleum, Inc.^ 6.875%, 01/15/23	304,105
250,000	Petroleum Geo Services Company*^ 7.375%, 12/15/20	232,500
250,000	QEP Resources, Inc. 6.875%, 03/01/21	265,351
219,000	Rice Energy, Inc. 7.250%, 05/01/23	236,691

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
250,000	SemGroup Corp.* 6.375%, 03/15/25	$250,779
155,000	Southwestern Energy Company 6.700%, 01/23/25	154,712
271,401	W&T Offshore, Inc.* 9.000%, 05/15/20 10.750% PIK rate	238,833

		5,541,765

	Financials (6.1%)
260,000	Ally Financial, Inc. 8.000%, 11/01/31	309,933

	CyrusOne, LP / CyrusOne Finance Corp.*
175,000	5.375%, 03/15/27	180,441
50,000	5.000%, 03/15/24	51,502
	Dell International, LLC / EMC Corp.*
170,000	7.125%, 06/15/24	187,860
170,000	5.875%, 06/15/21	180,236
650,000	Equinix, Inc. 5.375%, 04/01/23	680,001
845,000	GLP Capital, LP / GLP Financing II, Inc. 5.375%, 04/15/26	891,475
195,000	Lions Gate Entertainment Corp.* 5.875%, 11/01/24	202,582
89,000	Navient Corp. 6.500%, 06/15/22	92,073
500,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	528,550
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	557,562

		3,862,215

	Health Care (9.3%)
	Acadia Healthcare Company, Inc.
185,000	5.625%, 02/15/23	192,184
180,000	6.500%, 03/01/24	190,947
	Community Health Systems, Inc.
375,000	8.000%, 11/15/19	365,949
250,000	6.250%, 03/31/23	255,105
500,000	DaVita, Inc. 5.125%, 07/15/24	515,400
325,000	Endo, Ltd.* 6.000%, 07/15/23	285,366
335,000	HCA, Inc. 5.000%, 03/15/24	355,986
255,000	Hologic, Inc.* 5.250%, 07/15/22	268,858
575,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	545,974
423,000	MPH Acquisition Holdings, LLC* 7.125%, 06/01/24	455,116
500,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	542,050
558,000	Teleflex, Inc. 5.250%, 06/15/24	574,400

PRINCIPAL AMOUNT		VALUE
775,000	Tenet Healthcare Corp. 6.750%, 02/01/20	$786,299
	Valeant Pharmaceuticals International, Inc.*
630,000	5.875%, 05/15/23	467,224
70,000	7.000%, 03/15/24	71,493
59,000	VPII Escrow Corp.* 6.750%, 08/15/18	59,033

		5,931,384

	Industrials (15.2%)
200,000	ACCO Brands Corp.* 5.250%, 12/15/24	205,872
70,000	American Greetings Corp.* 7.875%, 02/15/25	74,746
500,000	ARD Finance, SA* 7.125%, 09/15/23 7.875% PIK rate	521,012
250,000	BWAY Holding Company* 5.500%, 04/15/24	252,974
45,000	Covanta Holding Corp. 5.875%, 07/01/25	45,044
557,000	Garda World Security Corp.* 7.250%, 11/15/21	563,124
375,000	GrafTech International, Ltd. 6.375%, 11/15/20	324,844
365,000	Huntington Ingalls Industries, Inc.* 5.000%, 11/15/25	388,626
200,000	IHO Verwaltungs GmbH* 4.500%, 09/15/23 5.250% PIK rate	200,710
700,000	James Hardie International Finance, Ltd.* 5.875%, 02/15/23	734,055
220,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	233,288
340,000	Lamar Media Corp. 5.750%, 02/01/26	369,976
595,000	Match Group, Inc. 6.375%, 06/01/24	648,544
475,000	Meritor, Inc. 6.750%, 06/15/21	494,437
	Michael Baker International, LLC*
459,000	8.250%, 10/15/18	478,996
385,800	8.875%, 04/15/19 9.625% PIK rate	389,077
295,000	Multi-Color Corp.* 6.125%, 12/01/22	308,608
415,000	Navistar International Corp. 8.250%, 11/01/21	421,074
460,000	Oshkosh Corp. 5.375%, 03/01/25	482,048
315,000	Park-Ohio Industries, Inc.* 6.625%, 04/15/27	326,709
450,000	Tennant Company* 5.625%, 05/01/25	466,760

See accompanying Notes to Schedule of Investments	www.calamos.com	103

High Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
160,000	Titan International, Inc. 6.875%, 10/01/20	$164,576
450,000	TransDigm, Inc.* 6.500%, 05/15/25	460,771
	United Rentals North America, Inc.
785,000	6.125%, 06/15/23	822,335
269,000	7.625%, 04/15/22	281,702

		9,659,908

	Information Technology (8.5%)
600,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	606,948
160,000	Amkor Technology, Inc. 6.625%, 06/01/21	163,204
700,000	Belden, Inc.* 5.500%, 09/01/22	721,199
	Cardtronics, Inc.
225,000	5.500%, 05/01/25*	230,141
100,000	5.125%, 08/01/22	102,437
45,000	CBS Radio, Inc.* 7.250%, 11/01/24	48,960
325,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	334,696
195,000	Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	194,245
780,000	CommScope Technologies, LLC* 6.000%, 06/15/25	834,604
907,000	First Data Corp.* 7.000%, 12/01/23	973,828
	Nuance Communications, Inc.*
310,000	6.000%, 07/01/24	326,878
200,000	5.625%, 12/15/26	207,027
141,000	5.375%, 08/15/20	144,376
500,000	Symantec Corp.* 5.000%, 04/15/25	516,710

		5,405,253

	Materials (8.2%)
335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	346,573
695,000	Cascades, Inc.* 5.750%, 07/15/23	705,182
413,000	Chemtura Corp. 5.750%, 07/15/21	427,777
615,000	Constellium, NV* 8.000%, 01/15/23	638,868
	First Quantum Minerals, Ltd.*
200,000	7.250%, 04/01/23	203,509
160,000	7.000%, 02/15/21	165,725
	Freeport-McMoRan, Inc.
140,000	4.550%, 11/14/24^	132,172
90,000	3.550%, 03/01/22	84,958
350,000	Huntsman International, LLC 5.125%, 11/15/22	369,358

PRINCIPAL AMOUNT		VALUE
150,000	IAMGOLD Corp.* 7.000%, 04/15/25	$150,551
535,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	544,272
220,000	Koppers, Inc.* 6.000%, 02/15/25	230,724
400,000	New Gold, Inc.* 7.000%, 04/15/20	404,852
157,000	Steel Dynamics, Inc.* 5.000%, 12/15/26	161,748
625,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	662,309

		5,228,578

	Real Estate (2.1%)
180,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	189,214
460,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	480,535
510,000	Iron Mountain, Inc. 6.000%, 08/15/23	543,887
125,000	iStar, Inc. 6.000%, 04/01/22	128,582

		1,342,218

	Telecommunication Services (10.5%)
35,000	Block Communications, Inc.* 6.875%, 02/15/25	37,713
292,000	CenturyLink, Inc. 6.750%, 12/01/23	313,557
	CSC Holdings, LLC
390,000	5.250%, 06/01/24	395,714
200,000	10.875%, 10/15/25*	240,772
200,000	5.500%, 04/15/27*	206,983
310,000	Embarq Corp. 7.995%, 06/01/36	316,034
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	649,253
275,000	10.500%, 09/15/22	276,856
850,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	857,947
625,000	Intelsat Jackson Holdings, SA*^ 8.000%, 02/15/24	675,587
450,000	SBA Communications Corp. 4.875%, 07/15/22	466,196
1,220,000	Sprint Corp. 7.875%, 09/15/23	1,370,859
820,000	T-Mobile USA, Inc. 6.625%, 04/01/23	876,961

		6,684,432

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Utilities (0.6%)
	NRG Energy, Inc.
240,000	6.625%, 01/15/27	$238,447
116,000	7.875%, 05/15/21	119,603

		358,050

	TOTAL CORPORATE BONDS (Cost $60,352,189)	60,934,627

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (2.0%)
	Energy (1.3%)
	NuStar Energy, LP‡
25,350	7.625%, 12/31/49 3 mo. USD LIBOR + 5.64%	642,622
8,552	8.500%, 12/31/49 3 mo. USD LIBOR + 6.77%	229,023

		871,645

	Health Care (0.7%)
500	Allergan, PLC 5.500%, 03/01/18	432,890

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,365,821)	1,304,535

SHORT TERM INVESTMENTS (0.5%)
154,724	Fidelity Prime Money Market Fund - Institutional Class	154,785
154,427	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	154,427

	TOTAL SHORT TERM INVESTMENTS (Cost $309,212)	309,212

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.8%)
738,592	Deutsche Bank Securities, Inc.†	738,592
401,408	Goldman Sachs Financial Square Government Fund	401,408

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,140,000)	1,140,000

TOTAL INVESTMENTS (100.1%) (Cost $63,167,222)		63,688,374

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.8%)		(1,140,000)

OTHER ASSETS, LESS LIABILITIES (1.7%)		1,062,202

NET ASSETS (100.0%)		$63,610,576

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2017.

†	Repurchase agreement collateralized by the following security: 753,332 United States Treasury Note, 3.625%, 02/15/20.

See accompanying Notes to Financial Statements	www.calamos.com	105

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (43.3%)
		Consumer Discretionary (9.1%)
20,000,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$26,420,964
		CalAtlantic Group, Inc.~
12,000,000		1.625%, 05/15/18	14,658,600
6,500,000		1.250%, 08/01/32	6,617,097
		Ctrip.com International, Ltd.
26,000,000		1.250%, 10/15/18~	34,716,110
10,000,000		1.990%, 07/01/25	11,788,200
30,417,000		DISH Network Corp.* 3.375%, 08/15/26	37,279,379
4,000,000		GNC Holdings, Inc.^ 1.500%, 08/15/20	2,793,820
5,000,000		Horizon Global Corp.~ 2.750%, 07/01/22	4,667,625
6,918,000		Liberty Interactive, LLC* 1.750%, 09/30/46	8,139,580
5,000,000		Liberty Media Corp./Liberty Formula One* 1.000%, 01/30/23	5,626,725
10,000,000		Live Nation Entertainment, Inc. 2.500%, 05/15/19	11,183,150
4,000,000		M/I Homes, Inc.~ 3.000%, 03/01/18	4,162,740
11,635,000		Meritage Homes Corp.~ 1.875%, 09/15/32	11,597,652
		Priceline Group, Inc.~
25,000,000		1.000%, 03/15/18	48,769,625
15,000,000		0.900%, 09/15/21^	17,163,375
6,500,000		Restoration Hardware Holdings, Inc.* 0.000%, 06/15/19	5,813,535
14,000,000		Shutterfly, Inc.^ 0.250%, 05/15/18	14,224,000
5,250,000		TAL Education Group 2.500%, 05/15/19	23,727,454
		Tesla, Inc.
32,500,000		1.250%, 03/01/21~	33,652,775
30,000,000		2.375%, 03/15/22	33,557,400
10,000,000		1.500%, 06/01/18~	25,077,950
15,000,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	15,326,025

			396,963,781

		Consumer Staples (0.3%)
15,000,000		Herbalife, Ltd.^ 2.000%, 08/15/19	14,826,750

		Energy (1.2%)
20,000,000		Chesapeake Energy Corp.* 5.500%, 09/15/26	19,678,200
5,000,000		Golar LNG, Ltd.* 2.750%, 02/15/22	4,903,625
5,000,000		Oasis Petroleum, Inc.~^ 2.625%, 09/15/23	6,058,275

PRINCIPAL AMOUNT			VALUE
7,500,000		Renewable Energy Group, Inc.* 4.000%, 06/15/36	$8,553,225
4,000,000		SEACOR Holdings, Inc.~ 3.000%, 11/15/28	3,606,600
10,000,000		Whiting Petroleum Corp.~ 1.250%, 04/01/20	8,829,950

			51,629,875

		Financials (0.6%)
		AmTrust Financial Services, Inc.
4,821,000		2.750%, 12/15/44	3,453,258
3,000,000		2.750%, 12/15/44*	2,358,060
3,500,000		Cowen Group, Inc.~ 3.000%, 03/15/19	3,651,357
15,000,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	11,764,240
5,000,000		Goldman Sachs BDC, Inc.*~ 4.500%, 04/01/22	5,196,075

			26,422,990

		Health Care (5.7%)
7,500,000		Aceto Corp.^ 2.000%, 11/01/20	6,922,538
5,000,000		Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	4,966,025
10,000,000		AMAG Pharmaceuticals, Inc.~ 2.500%, 02/15/19	11,370,750
15,000,000		BioMarin Pharmaceutical, Inc.~ 0.750%, 10/15/18	17,604,450
7,500,000		Depomed, Inc.~ 2.500%, 09/01/21	7,006,575
7,500,000		Emergent Biosolutions, Inc.~ 2.875%, 01/15/21	9,102,113
4,245,000		Evolent Health, Inc.* 2.000%, 12/01/21	5,233,385
5,000,000		Flexion Therapeutics, Inc.* 3.375%, 05/01/24	5,193,750
12,500,000		Horizon Pharma Investment, Ltd. 2.500%, 03/15/22	11,748,438
		Insulet Corp.
10,000,000		1.250%, 09/15/21*	10,159,350
804,000		2.000%, 06/15/19~	916,242
5,000,000		Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	4,694,475
8,000,000		Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	9,730,280
12,500,000		Ligand Pharmaceuticals, Inc.~^ 0.750%, 08/15/19	19,460,062
		Medicines Company
12,500,000		2.750%, 07/15/23*	15,184,125
7,500,000		2.500%, 01/15/22~	11,958,262
		Molina Healthcare, Inc.~
10,500,000		1.625%, 08/15/44	11,516,505
10,000,000		1.125%, 01/15/20	13,556,050

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
14,000,000	Neurocrine Biosciences, Inc.* 2.250%, 05/15/24	$14,638,750
12,500,000	NuVasive, Inc. 2.250%, 03/15/21	16,709,625
5,000,000	Quidel Corp.~ 3.250%, 12/15/20	5,265,600
8,000,000	Spectranetics Corp. 2.625%, 06/01/34	9,138,480
4,000,000	Teligent, Inc. 3.750%, 12/15/19	4,040,900
10,000,000	Wright Medical Group, Inc. 2.000%, 02/15/20	11,729,900
7,500,000	Wright Medical Group, NV* 2.250%, 11/15/21	11,514,975

		249,361,605

	Industrials (1.2%)
5,000,000	Aerojet Rocketdyne Holdings, Inc.* 2.250%, 12/15/23	5,540,025
9,400,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	12,246,743
	Navistar International Corp.
2,500,000	4.750%, 04/15/19	2,441,538
2,500,000	4.500%, 10/15/18	2,468,012
3,000,000	SolarCity Corp.^ 1.625%, 11/01/19	2,731,500
10,000,000	SunPower Corp.^ 4.000%, 01/15/23	8,059,050
10,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	12,348,000
5,000,000	Tutor Perini Corp.*~ 2.875%, 06/15/21	6,187,725

		52,022,593

	Information Technology (22.1%)
20,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	36,771,600
8,000,000	Blackhawk Network Holdings, Inc.* 1.500%, 01/15/22	8,717,120
7,750,000	Bottomline Technologies, Inc. 1.500%, 12/01/17	7,804,792
2,500,000	Brocade Communications Systems, Inc.~ 1.375%, 01/01/20	2,531,163
2,500,000	CalAmp Corp. 1.625%, 05/15/20	2,508,963
8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	9,090,752
18,900,000	Ciena Corp.*~ 3.750%, 10/15/18	24,286,594
10,000,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	12,241,500
12,000,000	Cornerstone OnDemand, Inc.~ 1.500%, 07/01/18	12,317,280
11,000,000	CSG Systems International, Inc.^ 4.250%, 03/15/36	11,428,835

PRINCIPAL AMOUNT			VALUE
5,000,000		Cypress Semiconductor Corp.*~ 4.500%, 01/15/22	$6,197,250
10,500,000		Electronics For Imaging, Inc.~ 0.750%, 09/01/19	11,204,077
5,000,000		Envestnet, Inc.^ 1.750%, 12/15/19	4,755,825
5,000,000		Euronet Worldwide, Inc.~ 1.500%, 10/01/44	6,192,200
17,500,000		Finisar Corp. 0.500%, 12/15/33	18,502,137
		FireEye, Inc.
5,000,000		1.625%, 06/01/35	4,500,025
5,000,000		1.000%, 06/01/35^	4,727,650
9,500,000		Infinera Corp. 1.750%, 06/01/18	10,105,435
		Inphi Corp.
5,000,000		1.125%, 12/01/20	6,182,825
3,975,000		0.750%, 09/01/21*	4,080,039
10,000,000		Integrated Device Technology, Inc. 0.875%, 11/15/22	10,213,700
30,000,000		Intel Corp.~ 3.250%, 08/01/39	52,460,250
15,000,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	15,011,775
10,000,000		MercadoLibre, Inc.~ 2.250%, 07/01/19	18,631,700
		Microchip Technology, Inc.
20,000,000		1.625%, 02/15/25~	29,414,700
19,903,000		1.625%, 02/15/27*	20,481,481
7,500,000		2.250%, 02/15/37*	7,775,250
20,000,000		Micron Technology, Inc.~ 1.625%, 02/15/33	50,610,600
5,000,000		Nice Systems, Inc.* 1.250%, 01/15/24	5,190,300
15,000,000		Nuance Communications, Inc. 1.000%, 12/15/35	14,562,300
25,000,000		NVIDIA Corp.~ 1.000%, 12/01/18	129,276,500
10,000,000		NXP Semiconductors, NV~ 1.000%, 12/01/19	11,667,850
20,000,000		ON Semiconductor Corp.*^ 1.625%, 10/15/23	20,007,500
10,000,000		OSI Systems, Inc.* 1.250%, 09/01/22	9,934,600
10,600,000		Palo Alto Networks, Inc.~ 0.000%, 07/01/19	12,351,862
7,500,000		Pandora Media, Inc. 1.750%, 12/01/20	7,284,938
15,000,000		Proofpoint, Inc. 1.250%, 12/15/18	29,148,000
10,000,000		Rambus, Inc.~ 1.125%, 08/15/18	11,609,900
7,500,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	7,600,826

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
7,500,000	Rovi Corp. 0.500%, 03/01/20	$7,418,775
25,000,000	Salesforce.com, Inc.~ 0.250%, 04/01/18	33,175,750
20,000,000	ServiceNow, Inc. 0.000%, 11/01/18	26,994,600
15,000,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	15,753,975
5,000,000	SINA Corp. 1.000%, 12/01/18	5,025,375
15,000,000	Square, Inc.* 0.375%, 03/01/22	15,890,700
	SunEdison, Inc.@
14,500,000	2.375%, 04/15/22	146,668
6,250,000	2.000%, 10/01/18	57,000
4,651,000	Synchronoss Technologies, Inc. 0.750%, 08/15/19	3,991,907
10,000,000	Take-Two Interactive Software, Inc.~ 1.000%, 07/01/18	29,199,550
5,000,000	Teradyne, Inc.* 1.250%, 12/15/23	6,293,050
10,000,000	TTM Technologies, Inc.~ 1.750%, 12/15/20	18,222,800
10,000,000	Twitter, Inc.~ 1.000%, 09/15/21	9,196,850
7,400,000	Veeco Instruments, Inc. 2.700%, 01/15/23	8,137,299
	Viavi Solutions, Inc.
15,000,000	0.625%, 08/15/33~^	16,301,925
5,000,000	1.000%, 03/01/24*	5,083,325
10,000,000	WebMD Health Corp. 2.500%, 01/31/18	10,210,900
	Workday, Inc.
19,500,000	0.750%, 07/15/18~	22,711,455
7,500,000	1.500%, 07/15/20	9,417,375
20,000,000	Xilinx, Inc.~ 2.625%, 06/15/17	43,944,200
5,000,000	Yahoo!, Inc.~ 0.000%, 12/01/18	5,267,375
5,000,000	Zillow Group, Inc.* 2.000%, 12/01/21	5,235,725

		965,056,673

	Materials (1.4%)
10,000,000	Allegheny Technologies, Inc. 4.750%, 07/01/22	15,162,450
4,000,000	B2Gold Corp.~ 3.250%, 10/01/18	4,161,080
17,500,000	Cemex, SAB de CV~ 3.750%, 03/15/18	20,443,150
3,000,000	Pretium Resources, Inc.* 2.250%, 03/15/22	2,957,430
10,000,000	RTI International Metals, Inc. 1.625%, 10/15/19	11,901,500

PRINCIPAL AMOUNT			VALUE
5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	$7,364,600

			61,990,210

		Real Estate (1.4%)
4,000,000		American Residential Properties OP, LP* 3.250%, 11/15/18	5,341,640
		Colony Starwood Homes
7,700,000		3.500%, 01/15/22*	8,294,633
6,000,000		3.000%, 07/01/19	7,174,470
8,200,000		Extra Space Storage, LP* 3.125%, 10/01/35	8,573,551
6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	6,028,800
15,000,000		SL Green Operating Partnership, LP* 3.000%, 10/15/17	20,309,925
5,000,000		Starwood Property Trust, Inc.~ 3.750%, 10/15/17	5,076,600

			60,799,619

		Telecommunication Services (0.3%)
10,000,000	EUR	América Móvil, SAB de CV 0.000%, 05/28/20	10,644,151

		TOTAL CONVERTIBLE BONDS (Cost $1,675,214,297)	1,889,718,247

SYNTHETIC CONVERTIBLE SECURITIES (4.3%) ¤
Corporate Bonds (4.0%)
		Consumer Discretionary (1.7%)
5,000,000		American Airlines Group, Inc.~ 6.125%, 06/01/18	5,190,400
4,575,000		Continental Airlines 2012-3 Class C Pass Thru Trust 6.125%, 04/29/18	4,716,184
6,820,000		D.R. Horton, Inc.~ 3.750%, 03/01/19	6,993,876
10,000,000		DISH DBS Corp.~ 4.250%, 04/01/18	10,187,600
1,000,000		Ford Motor Credit Company, LLC~ 2.943%, 01/08/19	1,013,350
		General Motors Company, Inc.~
3,000,000		3.250%, 05/15/18	3,040,140
2,500,000		3.500%, 10/02/18	2,550,750
2,000,000		2.400%, 05/09/19	2,007,040
500,000		2.625%, 07/10/17	501,028
		Lennar Corp.
8,760,000		4.500%, 06/15/19	9,100,063
7,000,000		4.125%, 12/01/18~	7,183,365
5,745,000		Meritage Homes Corp.~ 4.500%, 03/01/18	5,867,254
4,170,000		NCL Corp., Ltd. - Class C*~ 4.625%, 11/15/20	4,291,034
13,760,000		Toll Brothers Finance Corp.~ 4.000%, 12/31/18	14,160,760

			76,802,844

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.1%)
6,000,000	Constellation Brands, Inc.~ 7.250%, 05/15/17	$6,011,790

	Energy (0.1%)
500,000	Exxon Mobil Corp.~ 1.708%, 03/01/19	501,440
2,000,000	Shell International Finance, BV~ 1.375%, 09/12/19	1,981,580

		2,483,020

	Financials (0.5%)
	Ally Financial, Inc.~
6,000,000	3.250%, 09/29/17	6,038,340
2,500,000	3.250%, 11/05/18	2,529,562
1,000,000	Berkshire Hathaway Finance Corp.~ 1.700%, 03/15/19	1,002,775
2,000,000	Capital One NA~ 1.850%, 09/13/19	1,983,760
3,000,000	Fifth Third Bancorp~ 1.625%, 09/27/19	2,973,705
1,500,000	Goldman Sachs Group, Inc.~ 2.000%, 04/25/19	1,500,165
	Hyundai Capital America*~
1,000,000	2.500%, 03/18/19	1,003,905
500,000	2.000%, 07/01/19	496,055
2,000,000	Metropolitan Life Global Funding I*~ 1.550%, 09/13/19	1,980,650
	PNC Bank NA~
1,000,000	1.950%, 03/04/19	1,002,910
1,000,000	1.800%, 11/05/18	1,001,470

		21,513,297

	Health Care (0.1%)
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,766,453
500,000	Teva Pharmaceutical Finance Netherlands III, BV 1.700%, 07/19/19	495,650
2,500,000	UnitedHealth Group, Inc.~ 1.700%, 02/15/19	2,498,575

		5,760,678

	Industrials (0.3%)
12,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust~ 2.750%, 05/15/17	12,005,040

	Information Technology (1.0%)
14,700,000	Alliance Data Systems Corp.* 5.250%, 12/01/17	14,911,900
2,000,000	eBay, Inc.~ 2.500%, 03/09/18	2,015,430
10,000,000	Hewlett Packard Enterprise Company~ 2.850%, 10/05/18	10,119,200
1,000,000	Juniper Networks, Inc.~ 3.125%, 02/26/19	1,018,645
2,725,000	NXP Semiconductors, NV*~ 3.750%, 06/01/18	2,781,517
7,000,000	Sanmina Corp.*~ 4.375%, 06/01/19	7,198,905

PRINCIPAL AMOUNT			VALUE
5,000,000		Seagate Technology, PLC~ 3.750%, 11/15/18	$5,131,350

			43,176,947

		Real Estate (0.2%)
		iStar, Inc.
6,000,000		4.875%, 07/01/18~	6,067,200
2,000,000		4.000%, 11/01/17	2,008,280

			8,075,480

		TOTAL CORPORATE BONDS	175,829,096

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.3%) #
		Consumer Discretionary (0.0%)
200 20,000		Amazon.com, Inc. Call, 07/21/17, Strike $925.00	694,000
500 250,000	EUR	Moncler S.p.A Call, 09/15/17, Strike 22.00	360,967
488 48,800		Netflix, Inc. Call, 05/19/17, Strike $155.00	112,240

			1,167,207

		Energy (0.0%)
1,600 160,000		Southwestern Energy Company Call, 06/16/17, Strike $9.00	25,600

		Health Care (0.0%)
900 90,000		Allergan, PLC Call, 01/19/18, Strike $290.00	441,000

		Information Technology (0.1%)
300 30,000		Alphabet, Inc. Call, 07/21/17, Strike $890.00	1,530,000
2,000 200,000		Apple, Inc. Call, 05/19/17, Strike $125.00	3,750,000
230 23,000		Skyworks Solutions, Inc. Call, 06/16/17, Strike $105.00	33,925

			5,313,925

		Other (0.2%)
		S&P 500 Index
5,500 550,000		Call, 05/31/17, Strike $2,425.00	2,722,500
2,000 200,000		Call, 05/01/17, Strike $2,400.00	45,000
1,000 100,000		Call, 05/08/17, Strike $2,410.00	240,000
1,000 100,000		Call, 05/08/17, Strike $2,355.00	3,505,000
1,000 100,000		Call, 05/19/17, Strike $2,450.00	47,500

			6,560,000

		TOTAL PURCHASED OPTIONS	13,507,732

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $184,954,157)	189,336,828

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (4.8%)
	Consumer Staples (0.2%)
40,000	Post Holdings, Inc. 5.250%, 06/01/17	$5,814,208

	Energy (0.4%)
800,000	Southwestern Energy Company 6.250%, 01/15/18	14,784,000

	Financials (0.1%)
50,000	Virtus Investment Partners, Inc. 7.250%, 02/01/20	4,897,500

	Health Care (0.8%)
25,000	Allergan, PLC~ 5.500%, 03/01/18	21,644,500
25,000	Teva Pharmaceutical Industries, Ltd.~ 7.000%, 12/15/18	14,275,000

		35,919,500

	Industrials (0.4%)
300,000	Rexnord Corp. 5.750%, 11/15/19	16,905,000

	Information Technology (0.4%)
65,000	Belden, Inc. 6.750%, 07/15/19	6,400,550
100,000	MTS Systems Corp. 8.750%, 07/01/19	11,086,690

		17,487,240

	Real Estate (0.4%)
150,000	American Tower Corp. 5.500%, 02/15/18	17,362,500

	Telecommunication Services (1.7%)
500,000	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	68,733,300
150,000	Frontier Communications Corp. 11.125%, 06/29/18	6,651,000

		75,384,300

	Utilities (0.4%)
60,597	Dominion Resources, Inc. 6.750%, 08/15/19	3,067,420
130,000	DTE Energy Company 6.500%, 10/01/19	7,033,832
50,000	Dynegy, Inc. 7.000%, 07/01/19	2,564,750
100,000	NextEra Energy, Inc.~ 6.371%, 09/01/18	6,167,000

		18,833,002

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $221,867,865)	207,387,250

NUMBER OF SHARES		VALUE
COMMON STOCKS (47.9%)
	Consumer Discretionary (6.3%)
29,115	Amazon.com, Inc.~#	$26,931,084
51,967	CarMax, Inc.~#	3,040,070
61,284	Carnival Corp.~	3,785,513
14,586	Charter Communications, Inc.#	5,034,504
5,568	Chipotle Mexican Grill, Inc.#	2,641,849
101,900	Coach, Inc.~	4,013,841
616,313	Comcast Corp. - Class A~	24,153,306
116,597	D.R. Horton, Inc.~	3,834,875
38,097	Darden Restaurants, Inc.~	3,245,483
73,949	Delphi Automotive, PLC	5,945,500
43,014	Dollar General Corp.~	3,127,548
44,443	Foot Locker, Inc.	3,437,222
412,571	Ford Motor Company~	4,732,189
52,627	Garmin, Ltd.^	2,675,557
289,996	General Motors Company, Inc.	10,045,461
237,328	Home Depot, Inc.~	37,046,901
103,225	Johnson Controls International plc	4,291,063
97,888	LKQ Corp.#	3,058,021
93,245	Lowe’s Companies, Inc.~	7,914,636
87,696	Macy’s, Inc.~	2,562,477
92,248	McDonald’s Corp.~	12,908,263
18,404	Mohawk Industries, Inc.~#	4,321,075
58,470	Netflix, Inc.#	8,899,134
175,706	Nike, Inc. - Class B~	9,735,869
5,371	Priceline Group, Inc.~#	9,919,270
27,544	PVH Corp.~	2,782,770
47,209	Ross Stores, Inc.~	3,068,585
35,742	Royal Caribbean Cruises, Ltd.	3,810,097
121,115	Starbucks Corp.~	7,274,167
79,543	Target Corp.~	4,442,477
75,487	Time Warner, Inc.~	7,493,595
44,486	TJX Companies, Inc.~	3,498,379
212,452	Twenty-First Century Fox, Inc.~	6,488,284
12,283	Ulta Salon Cosmetics & Fragrance, Inc.#	3,456,928
212,717	Walt Disney Company~	24,590,085
15,274	Whirlpool Corp.~	2,836,076

		277,042,154

	Consumer Staples (4.2%)
220,404	Altria Group, Inc.~	15,820,599
62,220	Archer-Daniels-Midland Company~	2,846,565
68,295	Church & Dwight Company, Inc.	3,382,651
382,955	Coca-Cola Company	16,524,508
77,000	Colgate-Palmolive Company~	5,547,080
18,393	Constellation Brands, Inc. - Class A	3,173,528
44,182	Costco Wholesale Corp.~	7,843,189

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
140,311	CVS Health Corp.~	$11,567,239
65,970	General Mills, Inc.	3,793,935
35,742	Kellogg Company~	2,537,682
32,986	Kimberly-Clark Corp.	4,279,934
64,167	Kraft Heinz Company	5,800,055
122,703	Kroger Company	3,638,144
30,817	Mead Johnson Nutrition Company~	2,734,084
170,636	Mondelez International, Inc. - Class A	7,683,739
60,159	Monster Beverage Corp.#	2,730,015
204,446	PepsiCo, Inc.~	23,159,643
167,825	Philip Morris International, Inc.~	18,601,723
257,159	Procter & Gamble Company	22,457,695
36,480	Reynolds American, Inc.	2,352,960
141,559	Wal-Mart Stores, Inc.~	10,642,406
86,375	Walgreens Boots Alliance, Inc.	7,474,893

		184,592,267

	Energy (3.3%)
56,092	Anadarko Petroleum Corp.~	3,198,366
49,481	Apache Corp.~	2,406,756
49,529	Baker Hughes, Inc.~	2,940,537
211,799	Chevron Corp.~	22,598,953
23,281	Cimarex Energy Company	2,716,427
23,139	Concho Resources, Inc.~#	2,930,786
126,526	ConocoPhillips~	6,061,861
91,718	Devon Energy Corp.	3,621,944
75,489	EOG Resources, Inc.~	6,982,732
556,856	Exxon Mobil Corp.~	45,467,292
97,936	Halliburton Company	4,493,304
225,432	Kinder Morgan, Inc.	4,650,662
80,353	Marathon Petroleum Corp.	4,093,182
74,913	National Oilwell Varco, Inc.~	2,619,708
71,488	Noble Energy, Inc.	2,311,207
82,514	Occidental Petroleum Corp.	5,077,912
35,155	Phillips 66~	2,796,932
15,731	Pioneer Natural Resources Company	2,721,306
134,706	Schlumberger, Ltd.	9,778,308
47,392	Southwestern Energy Company~#	355,914
50,355	Valero Energy Corp.~	3,253,436
90,391	Williams Companies, Inc.	2,768,676

		143,846,201

	Financials (6.5%)
37,785	Aflac, Inc.~	2,829,341
58,957	Allstate Corp.~	4,792,615
140,844	American Express Company~	11,161,887
97,291	American International Group, Inc.~	5,925,995
101,550	Arthur J. Gallagher & Company	5,667,505
1,123,331	Bank of America Corp.~	26,218,546

NUMBER OF SHARES		VALUE
146,531	Bank of New York Mellon Corp.	$6,895,749
93,545	BB&T Corp.~	4,039,273
220,070	Berkshire Hathaway, Inc. - Class B#	36,357,765
13,173	BlackRock, Inc.~	5,065,941
71,487	Capital One Financial Corp.~	5,746,125
178,713	Charles Schwab Corp.~	6,943,000
41,906	Chubb Corp.~	5,751,598
289,278	Citigroup, Inc.~	17,102,115
52,116	Discover Financial Services	3,261,940
7,923	Equinix, Inc.	3,309,437
134,685	Fifth Third Bancorp~	3,290,355
33,263	Goldman Sachs Group, Inc.~	7,444,259
45,985	Hartford Financial Services Group, Inc.~	2,223,835
476,228	JPMorgan Chase & Company~	41,431,836
139,056	MetLife, Inc.~	7,204,491
204,341	Morgan Stanley~	8,862,269
58,974	PNC Financial Services Group, Inc.~	7,062,136
84,114	Prudential Financial, Inc.~	9,002,721
248,210	Regions Financial Corp.~	3,412,888
44,423	State Street Corp.~	3,727,090
61,311	SunTrust Banks, Inc.~	3,483,078
113,878	Synchrony Financial	3,165,808
28,389	Travelers Companies, Inc.~	3,453,806
519,182	Wells Fargo & Company~	27,952,759

		282,786,163

	Health Care (6.8%)
175,364	Abbott Laboratories~	7,652,885
168,562	AbbVie, Inc.~	11,114,978
60,763	Aetna, Inc.~	8,207,258
27,129	Alexion Pharmaceuticals, Inc.~#	3,466,544
38,038	Allergan, PLC~	9,275,947
78,031	Amgen, Inc.~	12,744,023
41,361	Anthem, Inc.~	7,357,708
63,584	Baxter International, Inc.	3,540,357
26,727	Biogen, Inc.~#	7,248,630
147,252	Bristol-Myers Squibb Company~	8,253,475
33,995	Cardinal Health, Inc.	2,467,697
83,317	Celgene Corp.#	10,335,474
53,615	Cerner Corp.~#	3,471,571
40,696	Cigna Corp.	6,363,633
37,150	DaVita, Inc.~#	2,563,721
38,945	Edwards Lifesciences Corp.~#	4,271,098
91,017	Eli Lilly and Company~	7,468,855
102,013	Express Scripts Holding Company~#	6,257,477
142,694	Gilead Sciences, Inc.	9,781,674
22,561	IDEXX Laboratories, Inc.#	3,784,157
23,125	Illumina, Inc.#	4,274,887

See accompanying Notes to Schedule of Investments	www.calamos.com	111

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
21,442	Incyte Corp.#	$2,664,812
308,864	Johnson & Johnson~	38,135,438
28,141	Laboratory Corp. of America Holdings~#	3,943,961
23,423	McKesson Corp.	3,239,167
125,471	Medtronic, PLC	10,425,385
378,662	Merck & Company, Inc.	23,602,002
69,344	Patterson Companies, Inc.	3,085,115
713,624	Pfizer, Inc.~	24,206,126
35,921	Quest Diagnostics, Inc.~	3,790,025
7,807	Regeneron Pharmaceuticals, Inc.~#	3,032,941
45,956	Stryker Corp.~	6,267,020
59,318	Thermo Fisher Scientific, Inc.~	9,807,045
93,545	UnitedHealth Group, Inc.	16,359,150
37,032	Varian Medical Systems, Inc.#	3,360,284
27,954	Vertex Pharmaceuticals, Inc.#	3,306,958
28,144	Zimmer Biomet Holdings, Inc.	3,367,430

		298,494,908

	Industrials (4.9%)
49,985	3M Company	9,788,563
80,418	Allegion, PLC	6,324,071
79,578	Boeing Company~	14,708,402
67,094	Caterpillar, Inc.~	6,861,032
102,122	CSX Corp.~	5,191,882
22,515	Cummins, Inc.~	3,398,414
65,969	Danaher Corp.	5,497,197
63,701	Deere & Company	7,109,669
153,998	Delta Air Lines, Inc.~	6,997,669
45,240	Eaton Corp., PLC	3,421,954
65,970	Emerson Electric Company~	3,976,672
38,499	FedEx Corp.	7,303,260
54,918	Fluor Corp.	2,818,392
80,842	Fortune Brands Home & Security, Inc.	5,152,869
33,284	General Dynamics Corp.	6,450,106
1,016,846	General Electric Company~	29,478,366
119,023	Honeywell International, Inc.	15,608,676
44,015	Illinois Tool Works, Inc.~	6,078,031
54,143	Jacobs Engineering Group, Inc.~	2,973,534
21,546	Lockheed Martin Corp.	5,805,570
144,656	Masco Corp.~	5,355,165
33,027	Norfolk Southern Corp.	3,880,342
77,750	Pentair, PLC	5,015,652
45,023	Rockwell Collins, Inc.	4,686,444
122,485	Southwest Airlines Company~	6,886,107
14,129	TransDigm Group, Inc.	3,486,048
88,031	Union Pacific Corp.~	9,855,951
44,026	United Parcel Service, Inc. - Class B	4,731,034
88,633	United Technologies Corp.~	10,546,441

NUMBER OF SHARES		VALUE
14,613	WW Grainger, Inc.	$2,815,925
79,274	Xylem, Inc.	4,075,476

		216,278,914

	Information Technology (10.7%)
41,419	Accenture, PLC - Class A~	5,024,125
68,711	Activision Blizzard, Inc.	3,590,150
118,028	Advanced Micro Devices, Inc.#	1,569,772
40,876	Akamai Technologies, Inc.~#	2,490,983
9,967	Alphabet, Inc. - Class A~#	9,214,691
31,499	Alphabet, Inc. - Class C~#	28,536,834
57,565	Amphenol Corp. - Class A~	4,162,525
497,715	Apple, Inc.~	$71,496,760
81,423	Applied Materials, Inc.~	3,306,588
38,818	Autodesk, Inc.#	3,496,337
48,466	Broadcom, Ltd.	10,701,777
542,111	Cisco Systems, Inc.~	18,469,722
77,102	Cognizant Technology Solutions Corp. - Class A~#	4,643,853
41,284	DXC Technology Company#	3,110,337
117,098	eBay, Inc.#	3,912,244
21,472	F5 Networks, Inc.#	2,772,679
271,822	Facebook, Inc. - Class A~#	40,841,256
61,368	Fiserv, Inc.#	7,311,384
77,902	FLIR Systems, Inc.	2,861,340
177,033	Hewlett Packard Enterprise Company	3,298,125
247,135	HP, Inc.	4,651,081
631,926	Intel Corp.~	22,844,125
87,415	International Business Machines Corp.	14,011,750
90,834	Juniper Networks, Inc.~	2,731,378
23,212	Lam Research Corp.	3,362,258
107,179	MasterCard, Inc. - Class A	12,467,061
51,207	Microchip Technology, Inc.	3,870,225
139,312	Micron Technology, Inc.~#	3,854,763
1,012,325	Microsoft Corp.~	69,303,770
69,297	NVIDIA Corp.	7,227,677
322,488	Oracle Corp.	14,499,060
117,097	PayPal Holdings, Inc.#	5,587,869
186,047	QUALCOMM, Inc.	9,998,166
39,763	Red Hat, Inc.~#	3,502,325
67,209	Salesforce.com, Inc.#	5,788,039
15,984	Skyworks Solutions, Inc.	1,594,244
86,805	Symantec Corp.~	2,745,642
56,650	TE Connectivity, Ltd.	4,383,011
53,989	Texas Instruments, Inc.~	4,274,849
311,000	Visa, Inc. - Class A~	28,369,420
44,980	Western Digital Corp.	4,006,369
41,106	Xilinx, Inc.	2,594,200

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
79,146	Yahoo!, Inc.#	$3,815,629

		466,294,393

	Materials (1.2%)
28,596	Air Products & Chemicals, Inc.~	4,017,738
31,279	Avery Dennison Corp.	2,602,726
52,344	Ball Corp.	4,024,730
102,390	Dow Chemical Company~	6,430,092
100,622	E.I. du Pont de Nemours and Company	8,024,604
214,366	Freeport-McMoRan, Inc.#	2,733,167
55,045	LyondellBasell Industries, NV - Class A	4,665,614
52,895	Monsanto Company	6,168,086
77,001	Mosaic Company~	2,073,637
76,656	Newmont Mining Corp.~	2,591,739
35,130	PPG Industries, Inc.	3,858,679
38,499	Praxair, Inc.	4,811,605

		52,002,417

	Real Estate (1.4%)
36,262	Alexandria Real Estate Equities, Inc.	4,079,838
41,361	American Tower Corp.~	5,209,004
75,993	Apartment Investment & Management Company	3,323,934
12,261	AvalonBay Communities, Inc.~	2,327,628
33,906	Crown Castle International Corp.	3,207,507
32,720	Digital Realty Trust, Inc.	3,757,565
37,401	Equity Residential	2,415,356
34,926	Federal Realty Investment Trust	4,571,464
62,279	Maceri ch Company	3,888,078
56,166	Prologis, Inc.~	3,055,992
15,165	Public Storage~	3,175,248
41,144	Realty Income Corp.	2,400,752
45,139	Simon Property Group, Inc.	7,459,671
68,291	UDR, Inc.	2,549,986
18,474	Vornado Realty Trust	1,777,938
33,881	Welltower, Inc.	2,420,459
99,572	Weyerhaeuser Company	3,372,504

		58,992,924

	Telecommunication Services (1.2%)
759,702	AT&T, Inc.~	30,106,990
103,449	CenturyLink, Inc.~^	2,655,536
429,113	Verizon Communications, Inc.~	19,700,578

		52,463,104

	Utilities (1.4%)
322,210	AES Corp.~	3,644,195
69,342	American Electric Power Company, Inc.~	4,703,468
56,166	CMS Energy Corp.~	2,549,936
40,875	Consolidated Edison, Inc.	3,240,570
34,840	Dominion Resources, Inc.~	2,697,661

NUMBER OF SHARES		VALUE
137,557	Duke Energy Corp.~	$11,348,452
51,063	Edison International	4,083,508
71,488	Exelon Corp.~	2,475,629
126,771	FirstEnergy Corp.~	3,795,524
84,150	NextEra Energy, Inc.	11,239,074
169,370	NiSource, Inc.	4,107,223
61,311	PG&E Corp.	4,110,903
61,311	Public Service Enterprise Group, Inc.~	2,700,750

		60,696,893

	TOTAL COMMON STOCKS (Cost $1,767,617,387)	2,093,490,338

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
90,162	SPDR S&P 500 ETF Trust (Cost $ 20,958,113)	21,465,769

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Consumer Discretionary (0.0%)
	Tesla Motors, Inc.
3,734 373,400	Put, 01/19/18, Strike $20.00	7,468
2,500 250,000	Put, 01/19/18, Strike $30.00	17,500

		24,968

	Financials (0.0%)
1,000 100,000	Amtrust Financial Services, Inc. Put, 09/15/17, Strike $10.00	65,000

	Other (0.1%)
	S&P 500 Index
3,500 350,000	Put, 05/31/17, Strike $2,325.00	3,517,500
1,000 100,000	Put, 06/30/17, Strike $2,310.00	1,875,000

		5,392,500

	TOTAL PURCHASED OPTIONS (Cost $11,412,030)	5,482,468

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.6%)
13,533,866	Fidelity Prime Money Market Fund - Institutional Class	13,539,279
13,518,059	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	13,518,059

	TOTAL SHORT TERM INVESTMENTS (Cost $27,057,338)	27,057,338

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
9,255,561		Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	$9,255,561
5,030,196		Goldman Sachs Financial Square Government Fund	5,030,196

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $14,285,757)	14,285,757

TOTAL INVESTMENTS (101.8%) (Cost $3,923,366,944)			4,448,223,995

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)			(14,285,757)

LIABILITIES, LESS OTHER ASSETS (-1.5%)			(64,849,693)

NET ASSETS (100.0%)			$4,369,088,545

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-31.8%) #
		Consumer Discretionary (-5.9%)
(387,001)		CalAtlantic Group, Inc.	(14,017,176)
(16,500)		Charter Communications, Inc.	(5,695,140)
(716,500)		Ctrip.com International, Ltd.	(36,190,415)
(416,677)		DISH Network Corp.	(26,850,666)
(116,783)		Horizon Global Corp.	(1,645,472)
(95,500)		Liberty Media Corp./Liberty Formula One	(3,344,410)
(145,800)		Live Nation Entertainment, Inc.	(4,688,928)
(70,500)		M/I Homes, Inc.	(1,914,780)
(66,150)		Meritage Homes Corp.	(2,576,543)
(137,500)	EUR	Moncler S.p.A	(3,391,439)
(30,110)		Priceline Group, Inc.	(55,607,750)
(10,000)		RH	(479,700)
(113,045)		Shutterfly, Inc.	(5,867,036)
(197,100)		TAL Education Group	(23,476,581)
(222,400)		Tesla Motors, Inc.	(69,849,168)
(191,000)		Vipshop Holdings, Ltd.	(2,649,170)

			(258,244,374)

		Consumer Staples (-0.3%)
(96,200)		Herbalife, Ltd.	(6,085,612)
(68,456)		Post Holdings, Inc.	(5,763,311)

			(11,848,923)

		Energy (-0.6%)
(1,189,000)		Chesapeake Energy Corp.	(6,254,140)
(95,000)		Golar LNG, Ltd.	(2,423,450)

NUMBER OF SHARES			VALUE
(560,000)		Renewable Energy Group, Inc.	$(5,852,000)
(10,550)		SEACOR Holdings, Inc.	(692,713)
(1,099,065)		Southwestern Energy Company	(8,253,978)
(67,000)		Whiting Petroleum Corp.	(556,100)

			(24,032,381)

		Financials (-0.3%)
(120,400)		AmTrust Financial Services, Inc.	(1,932,420)
(89,475)		Cowen Group, Inc.	(1,422,653)
(60,000)	EUR	Eurazeo, SA	(4,066,848)
(34,000)		Virtus Investment Partners, Inc.	(3,617,600)

			(11,039,521)

		Health Care (-4.4%)
(125,000)		Aceto Corp.	(1,981,250)
(83,100)		Allergan, PLC	(20,264,766)
(185,000)		Allscripts Healthcare Solutions, Inc.	(2,214,450)
(191,000)		AMAG Pharmaceuticals, Inc.	(4,660,400)
(169,000)	EUR	Bayer, AG	(20,910,898)
(105,000)		BioMarin Pharmaceutical, Inc.	(10,063,200)
(201,000)		Depomed, Inc.	(2,409,990)
(170,000)		Emergent Biosolutions, Inc.	(5,084,700)
(140,000)		Flexion Therapeutics, Inc.	(2,857,400)
(260,000)		Horizon Pharma, PLC	(3,998,800)
(121,800)		Insulet Corp.	(5,287,338)
(17,050)		Intercept Pharmaceuticals, Inc.	(1,915,567)
(402,000)		Ironwood Pharmaceuticals, Inc.	(6,560,640)
(144,700)		Ligand Pharmaceuticals, Inc.	(16,086,299)
(427,000)		Medicines Company	(21,059,640)
(291,100)		Molina Healthcare, Inc.	(14,493,869)
(127,871)		Neurocrine Biosciences, Inc.	(6,828,311)
(177,952)		NuVasive, Inc.	(12,903,300)
(109,973)		Quidel Corp.	(2,658,047)
(176,600)		Spectranetics Corp.	(5,050,760)
(160,000)		Teligent, Inc.	(1,262,400)
(286,300)		Teva Pharmaceutical Industries, Ltd.	(9,041,354)
(535,717)		Wright Medical Group, NV	(16,280,440)

			(193,873,819)

		Industrials (-0.9%)
(135,659)		Aerojet Rocketdyne Holdings, Inc.	(3,040,118)
(213,677)		Greenbrier Companies, Inc.	(9,284,266)
(40,450)		Navistar International Corp.	(1,088,509)
(535,000)		Rexnord Corp.	(13,054,000)
(255,000)		Trinity Industries, Inc.	(6,859,500)
(122,000)		Tutor Perini Corp.	(3,763,700)

			(37,090,093)

		Information Technology (-17.1%)
(2,212,100)		Advanced Micro Devices, Inc.	(29,420,930)
(510,000)		Alibaba Group Holding, Ltd.	(58,905,000)

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
(75,000)	Belden, Inc.	$(5,227,500)
(104,000)	Blackhawk Network Holdings, Inc.	(4,206,800)
(117,500)	Bottomline Technologies, Inc.	(2,737,750)
(45,076)	Brocade Communications Systems, Inc.	(566,605)
(50,000)	CalAmp Corp.	(897,000)
(103,999)	Cardtronics, PLC	(4,324,279)
(662,400)	Ciena Corp.	(15,175,584)
(83,866)	Citrix Systems, Inc.	(6,788,114)
(59,400)	Cornerstone OnDemand, Inc.	(2,333,232)
(95,000)	CSG Systems International, Inc.	(3,563,450)
(250,000)	Cypress Semiconductor Corp.	(3,502,500)
(130,000)	Electronics For Imaging, Inc.	(5,951,400)
(40,900)	Envestnet, Inc.	(1,423,320)
(43,700)	Euronet Worldwide, Inc.	(3,610,494)
(262,600)	Finisar Corp.	(5,997,784)
(39,000)	FireEye, Inc.	(487,890)
(341,750)	Infinera Corp.	(3,390,160)
(144,100)	Inphi Corp.	(5,968,622)
(164,699)	Integrated Device Technology, Inc.	(3,951,129)
(1,205,500)	Intel Corp.	(43,578,825)
(170,000)	Lumentum Holdings, Inc.	(7,267,500)
(77,700)	MercadoLibre, Inc.	(17,786,307)
(723,000)	Microchip Technology, Inc.	(54,644,340)
(1,769,800)	Micron Technology, Inc.	(48,970,366)
(190,500)	MTS Systems Corp.	(8,848,725)
(40,000)	Nice, Ltd.	(2,698,000)
(339,700)	Nuance Communications, Inc.	(6,077,233)
(1,236,600)	NVIDIA Corp.	(128,977,380)
(48,773)	NXP Semiconductors, NV	(5,157,745)
(605,000)	ON Semiconductor Corp.	(8,578,900)
(54,800)	OSI Systems, Inc.	(4,241,520)
(72,100)	Palo Alto Networks, Inc.	(7,816,361)
(300,000)	Pandora Media, Inc.	(3,255,000)
(372,300)	Proofpoint, Inc.	(28,060,251)
(599,000)	Rambus, Inc.	(7,499,480)
(334,700)	Salesforce.com, Inc.	(28,824,364)
(216,000)	ServiceNow, Inc.	(20,407,680)
(94,600)	Silicon Laboratories, Inc.	(6,730,790)
(15,000)	SINA Corp.	(1,152,150)
(417,200)	Square, Inc.	(7,609,728)
(455,500)	Take-Two Interactive Software, Inc.	(28,628,175)
(127,300)	Teradyne, Inc.	(4,489,871)
(130,000)	TiVo Corp.	(2,567,500)
(951,000)	TTM Technologies, Inc.	(15,910,230)
(130,000)	Veeco Instruments, Inc.	(4,290,000)
(619,600)	Viavi Solutions, Inc.	(6,196,000)
(55,978)	WebMD Health Corp.	(3,035,687)

NUMBER OF SHARES			VALUE
(211,700)		Workday, Inc. - Class A	$(18,502,580)
(692,990)		Xilinx, Inc.	(43,734,599)
(43,000)		Yahoo!, Inc.	(2,073,030)
(53,300)		Zillow Group, Inc. - Class C	(2,078,700)

			(748,118,560)

		Materials (-0.8%)
(602,000)		Allegheny Technologies, Inc.	(11,046,700)
(191,615)		Arconic, Inc.	(5,236,838)
(378,000)		B2Gold Corp.	(960,120)
(1,224,691)		Cemex, SAB de CV	(11,291,651)
(125,500)		Pretium Resources, Inc.	(1,243,705)
(340,000)		TimkenSteel Corp.	(5,127,200)

			(34,906,214)

		Real Estate (-1.1%)
(175,000)		American Homes 4 Rent	(4,033,750)
(115,000)		American Tower Corp.	(14,483,100)
(218,500)		Colony Starwood Homes	(7,553,545)
(30,000)		Extra Space Storage, LP	(2,265,900)
(99,200)		Forestar Group, Inc.	(1,403,680)
(181,500)		SL Green Realty Corp.	(19,044,795)
(40,000)		Starwood Property Trust, Inc.	(907,600)

			(49,692,370)

		Telecommunication Services (-0.1%)
(2,345,000)		Frontier Communications Corp.	(4,408,600)
(306,000)	EUR	Koninklijke KPN, NV	(884,652)

			(5,293,252)

		Utilities (-0.3%)
(30,000)		Dominion Resources, Inc.	(2,322,900)
(42,000)		DTE Energy Company	(4,392,780)
(240,000)		Dynegy, Inc.	(1,540,800)
(39,000)		NextEra Energy, Inc.	(5,208,840)

			(13,465,320)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,084,666,680)	(1,387,604,827)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-2.3%) #
		Energy (0.0%)
		Chesapeake Energy Corp.
3,000 300,000		Call, 01/19/18, Strike $7.00	(151,500)
2,000 200,000		Call, 01/18/19, Strike $10.00	(104,000)
3,000 300,000		Oasis Petroleum, Inc. Call, 01/19/18, Strike $12.00	(652,500)

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
3,200 320,000	Southwestern Energy Company Call, 06/16/17, Strike $12.00	$(9,600)

		(917,600)

	Health Care (0.0%)
600 60,000	Allergan, PLC Call, 01/19/18, Strike $350.00	(25,800)
1,250 125,000	Evolent Health, Inc. Call, 06/16/17, Strike $17.50	(706,250)

		(732,050)

	Information Technology (-0.1%)
	Advanced Micro Devices, Inc.
3,453 345,300	Put, 01/18/19, Strike $10.00	(704,412)
2,000 200,000	Call, 01/18/19, Strike $7.00	(1,490,000)

		(2,194,412)

	Other (-2.2%)
	S&P 500 Index
2,500 250,000	Call, 06/30/17, Strike $2,410.00	(5,437,500)
2,000 200,000	Call, 12/15/17, Strike $2,300.00	(28,570,000)
2,000 200,000	Call, 12/15/17, Strike $2,200.00	(43,890,000)
1,500 150,000	Call, 05/05/17, Strike $2,355.00	(4,702,500)
1,300 130,000	Call, 12/15/17, Strike $2,375.00	(12,122,500)

		(94,722,500)

	TOTAL WRITTEN OPTIONS (Premium $65,747,463)	$(98,566,562)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank, N.A.	European Monetary Unit	07/27/17	48,424,000	$52,978,208	$(77,114)

					$(77,114)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $912,110,028.
^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 9,440,283 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Hedged Equity Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (100.3%)
	Consumer Discretionary (13.1%)
178	Amazon.com, Inc.#	$164,648
378	CarMax, Inc.#	22,113
489	Carnival Corp.	30,205
105	Charter Communications, Inc.#	36,242
41	Chipotle Mexican Grill, Inc.#	19,453
737	Coach, Inc.~	29,030
4,501	Comcast Corp. - Class A~	176,394
849	D.R. Horton, Inc.	27,924
281	Darden Restaurants, Inc.	23,938
540	Delphi Automotive, PLC	43,416
318	Dollar General Corp.	23,122
314	Foot Locker, Inc.	24,285
3,155	Ford Motor Company~	36,188
375	Garmin, Ltd.	19,065
2,103	General Motors Company, Inc.	72,848
1,734	Home Depot, Inc.~	270,677
749	Johnson Controls International plc	31,136
699	LKQ Corp.#	21,837
720	Lowe’s Companies, Inc.~	61,114
638	Macy’s, Inc.	18,642
675	McDonald’s Corp.~	94,453
134	Mohawk Industries, Inc.#	31,462
421	Netflix, Inc.#	64,076
1,211	Nike, Inc. - Class B	67,101
39	Priceline Group, Inc.#	72,026
201	PVH Corp.	20,307
345	Ross Stores, Inc.	22,425
283	Royal Caribbean Cruises, Ltd.	30,168
882	Starbucks Corp.	52,973
600	Target Corp.	33,510
552	Time Warner, Inc.	54,797
304	TJX Companies, Inc.	23,907
1,552	Twenty-First Century Fox, Inc.	47,398
87	Ulta Salon Cosmetics & Fragrance, Inc.#	24,485
1,555	Walt Disney Company~	179,758
117	Whirlpool Corp.	21,725

		1,992,848

	Consumer Staples (8.9%)
1,608	Altria Group, Inc.	115,422
457	Archer-Daniels-Midland Company~	20,908
496	Church & Dwight Company, Inc.	24,567
2,795	Coca-Cola Company~	120,604
560	Colgate-Palmolive Company	40,342
133	Constellation Brands, Inc. - Class A	22,948
332	Costco Wholesale Corp.	58,937

NUMBER OF SHARES		VALUE
1,023	CVS Health Corp.	$84,336
480	General Mills, Inc.	27,605
260	Kellogg Company	18,460
242	Kimberly-Clark Corp.	31,399
468	Kraft Heinz Company	42,303
895	Kroger Company	26,537
222	Mead Johnson Nutrition Company	19,696
1,239	Mondelez International, Inc. - Class A	55,792
436	Monster Beverage Corp.#	19,786
1,493	PepsiCo, Inc.~	169,127
1,226	Philip Morris International, Inc.~	135,890
1,877	Procter & Gamble Company	163,918
264	Reynolds American, Inc.	17,028
1,033	Wal-Mart Stores, Inc.~	77,661
632	Walgreens Boots Alliance, Inc.	54,693

		1,347,959

	Energy (6.8%)
409	Anadarko Petroleum Corp.	23,321
362	Apache Corp.	17,608
361	Baker Hughes, Inc.	21,433
1,546	Chevron Corp.~	164,958
165	Cimarex Energy Company	19,252
164	Concho Resources, Inc.#	20,772
923	ConocoPhillips	44,221
670	Devon Energy Corp.	26,458
551	EOG Resources, Inc.	50,968
4,105	Exxon Mobil Corp.~	335,173
713	Halliburton Company	32,712
1,165	Kinder Morgan, Inc.	24,034
585	Marathon Petroleum Corp.	29,800
532	National Oilwell Varco, Inc.	18,604
518	Noble Energy, Inc.	16,747
601	Occidental Petroleum Corp.	36,986
254	Phillips 66	20,208
112	Pioneer Natural Resources Company	19,375
985	Schlumberger, Ltd.	71,501
360	Valero Energy Corp.	23,260
671	Williams Companies, Inc.	20,553

		1,037,944

	Financials (13.5%)
243	Aflac, Inc.	18,196
375	Allstate Corp.	30,484
1,033	American Express Company	81,865
688	American International Group, Inc.	41,906
737	Arthur J. Gallagher & Company	41,132
8,342	Bank of America Corp.~	194,702
1,069	Bank of New York Mellon Corp.~	50,307
680	BB&T Corp.	29,362

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Hedged Equity Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
1,604	Berkshire Hathaway, Inc. - Class B#~	$264,997
95	BlackRock, Inc.	36,534
518	Capital One Financial Corp.	41,637
1,303	Charles Schwab Corp.	50,621
307	Chubb Corp.	42,136
2,115	Citigroup, Inc.~	125,039
376	Discover Financial Services	23,534
56	Equinix, Inc.	23,391
982	Fifth Third Bancorp	23,990
242	Goldman Sachs Group, Inc.	54,160
335	Hartford Financial Services Group, Inc.	16,201
3,464	JPMorgan Chase & Company~	301,368
1,017	MetLife, Inc.	52,691
1,472	Morgan Stanley	63,841
424	PNC Financial Services Group, Inc.	50,774
612	Prudential Financial, Inc.	65,502
1,808	Regions Financial Corp.	24,860
324	State Street Corp.	27,184
444	SunTrust Banks, Inc.	25,224
909	Synchrony Financial	25,270
205	Travelers Companies, Inc.	24,940
3,803	Wells Fargo & Company~	204,753

		2,056,601

	Health Care (14.3%)
1,279	Abbott Laboratories	55,816
1,229	AbbVie, Inc.	81,040
440	Aetna, Inc.	59,431
200	Alexion Pharmaceuticals, Inc.#	25,556
281	Allergan, PLC	68,525
566	Amgen, Inc.	92,439
298	Anthem, Inc.	53,011
461	Baxter International, Inc.	25,668
193	Biogen, Inc.#~	52,343
1,063	Bristol-Myers Squibb Company~	59,581
256	Cardinal Health, Inc.	18,583
597	Celgene Corp.#	74,058
388	Cerner Corp.#	25,123
299	Cigna Corp.	46,755
274	DaVita, Inc.#	18,909
280	Edwards Lifesciences Corp.#	30,708
664	Eli Lilly and Company	54,488
744	Express Scripts Holding Company#	45,637
1,042	Gilead Sciences, Inc.~	71,429
162	IDEXX Laboratories, Inc.#	27,172
165	Illumina, Inc.#	30,502
155	Incyte Corp.#	19,263
2,256	Johnson & Johnson~	278,548

NUMBER OF SHARES		VALUE
205	Laboratory Corp. of America Holdings#	$28,731
170	McKesson Corp.	23,509
859	Medtronic, PLC	71,374
2,766	Merck & Company, Inc.	172,405
493	Patterson Companies, Inc.	21,934
5,350	Pfizer, Inc.	181,472
263	Quest Diagnostics, Inc.	27,749
57	Regeneron Pharmaceuticals, Inc.#	22,144
333	Stryker Corp.	45,411
432	Thermo Fisher Scientific, Inc.~	71,423
680	UnitedHealth Group, Inc.~	118,918
263	Varian Medical Systems, Inc.#	23,865
203	Vertex Pharmaceuticals, Inc.#	24,015
205	Zimmer Biomet Holdings, Inc.	24,528

		2,172,063

	Industrials (10.4%)
361	3M Company	70,695
573	Allegion, PLC	45,061
578	Boeing Company~	106,832
489	Caterpillar, Inc.	50,005
744	CSX Corp.	37,825
163	Cummins, Inc.	24,603
480	Danaher Corp.	39,998
467	Deere & Company	52,122
1,125	Delta Air Lines, Inc.	51,120
326	Eaton Corp., PLC	24,659
480	Emerson Electric Company	28,934
283	FedEx Corp.	53,685
400	Fluor Corp.	20,528
575	Fortune Brands Home & Security, Inc.	36,650
245	General Dynamics Corp.	47,479
7,490	General Electric Company~	217,135
868	Honeywell International, Inc.~	113,829
320	Illinois Tool Works, Inc.	44,189
400	Jacobs Engineering Group, Inc.	21,968
160	Lockheed Martin Corp.	43,112
1,050	Masco Corp.	38,871
248	Norfolk Southern Corp.	29,138
570	Pentair, PLC	36,771
327	Rockwell Collins, Inc.	34,037
897	Southwest Airlines Company	50,429
102	TransDigm Group, Inc.	25,166
642	Union Pacific Corp.	71,878
319	United Parcel Service, Inc. - Class B	34,280
648	United Technologies Corp.	77,106
107	WW Grainger, Inc.	20,619
563	Xylem, Inc.	28,944

		1,577,668

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
	Information Technology (22.5%)
301	Accenture, PLC - Class A	$36,511
499	Activision Blizzard, Inc.	26,073
857	Advanced Micro Devices, Inc.#	11,398
296	Akamai Technologies, Inc.#	18,038
85	Alphabet, Inc. - Class A#	78,584
228	Alphabet, Inc. - Class C#	206,559
418	Amphenol Corp. - Class A	30,226
3,616	Apple, Inc.	519,438
717	Applied Materials, Inc.	29,117
282	Autodesk, Inc.#	25,400
335	Broadcom, Ltd.	73,971
3,859	Cisco Systems, Inc.~	131,476
563	Cognizant Technology Solutions Corp. - Class A#	33,910
271	DXC Technology Company#	20,417
852	eBay, Inc.#	28,465
156	F5 Networks, Inc.#	20,144
2,002	Facebook, Inc. - Class A#~	300,801
446	Fiserv, Inc.#	53,136
565	FLIR Systems, Inc.	20,753
1,170	Hewlett Packard Enterprise Company	21,797
1,813	HP, Inc.~	34,121
4,637	Intel Corp.~	167,628
639	International Business Machines Corp.~	102,425
658	Juniper Networks, Inc.	19,786
169	Lam Research Corp.	24,480
781	MasterCard, Inc. - Class A~	90,846
371	Microchip Technology, Inc.	28,040
1,024	Micron Technology, Inc.#	28,334
7,525	Microsoft Corp.	515,162
490	NVIDIA Corp.	51,107
2,355	Oracle Corp.~	105,881
852	PayPal Holdings, Inc.#	40,657
1,376	QUALCOMM, Inc.~	73,946
295	Red Hat, Inc.#	25,984
483	Salesforce.com, Inc.#	41,596
138	Skyworks Solutions, Inc.	13,764
632	Symantec Corp.	19,990
417	TE Connectivity, Ltd.	32,263
457	Texas Instruments, Inc.	36,185
2,275	Visa, Inc. - Class A	207,526
337	Western Digital Corp.	30,017
298	Xilinx, Inc.	18,807
597	Yahoo!, Inc.#	28,781

		3,423,540

NUMBER OF SHARES		VALUE
	Materials (2.5%)
207	Air Products & Chemicals, Inc.	$29,083
222	Avery Dennison Corp.	18,473
379	Ball Corp.	29,141
747	Dow Chemical Company	46,912
734	E.I. du Pont de Nemours and Company	58,536
1,548	Freeport-McMoRan, Inc.#	19,737
400	LyondellBasell Industries, NV - Class A	33,904
382	Monsanto Company	44,545
560	Mosaic Company	15,081
555	Newmont Mining Corp.	18,765
259	PPG Industries, Inc.	28,449
283	Praxair, Inc.	35,369

		377,995

	Real Estate (2.8%)
264	Alexandria Real Estate Equities, Inc.	29,703
298	American Tower Corp.	37,530
541	Apartment Investment & Management Company	23,663
92	AvalonBay Communities, Inc.	17,465
249	Crown Castle International Corp.	23,555
234	Digital Realty Trust, Inc.	26,873
269	Equity Residential	17,372
246	Federal Realty Investment Trust	32,199
471	Macerich Company	29,404
405	Prologis, Inc.	22,036
114	Public Storage	23,869
293	Realty Income Corp.	17,097
331	Simon Property Group, Inc.	54,701
487	UDR, Inc.	18,185
139	Vornado Realty Trust	13,377
249	Welltower, Inc.	17,789
723	Weyerhaeuser Company	24,488

		429,306

	Telecommunication Services (2.6%)
5,689	AT&T, Inc.	225,455
756	CenturyLink, Inc.	19,407
3,132	Verizon Communications, Inc.	143,790

		388,652

	Utilities (2.9%)
2,343	AES Corp.	26,499
505	American Electric Power Company, Inc.	34,254
405	CMS Energy Corp.	18,387
297	Consolidated Edison, Inc.	23,546
252	Dominion Resources, Inc.	19,513
1,004	Duke Energy Corp.~	82,830
372	Edison International	29,749

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Hedged Equity Income Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
518	Exelon Corp.	$17,938
924	FirstEnergy Corp.	27,665
612	NextEra Energy, Inc.~	81,739
1,229	NiSource, Inc.	29,803
444	PG&E Corp.	29,770
445	Public Service Enterprise Group, Inc.	19,602

		441,295

	TOTAL COMMON STOCKS (Cost $13,287,535)	15,245,871

EXCHANGE-TRADED FUND (1.0%)
	Other (1.0%)
663	SPDR S&P 500 ETF Trust (Cost $ 155,569)	157,847

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.7%) #
	Information Technology (0.2%)
2 200	Alphabet, Inc. Call, 07/21/17, Strike $890.00	10,200
14 1,400	Apple, Inc. Call, 05/19/17, Strike $125.00	26,250
1 100	Skyworks Solutions, Inc. Call, 06/16/17, Strike $105.00	148

		36,598

	Consumer Discretionary (0.1%)
2 200	Amazon.com, Inc. Call, 07/21/17, Strike $925.00	6,940
3 300	Netflix, Inc. Call, 05/19/17, Strike $155.00	690

		7,630

	Other (0.4%)
	S&P 500 Index
40 4,000	Call, 05/31/17, Strike $2,425.00	19,800
25 2,500	Put, 05/31/17, Strike $2,325.00	25,125
15 1,500	Call, 05/01/17, Strike $2,400.00	337
8 800	Call, 05/19/17, Strike $2,450.00	380
7 700	Call, 05/08/17, Strike $2,410.00	1,680
7 700	Put, 06/30/17, Strike $2,310.00	13,125

		60,447

	TOTAL PURCHASED OPTIONS (Cost $132,671)	104,675

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.3%)
24,124	Fidelity Prime Money Market Fund - Institutional Class	$24,134
24,008	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	24,008

	TOTAL SHORT TERM INVESTMENTS (Cost $48,142)	48,142

TOTAL INVESTMENTS (102.3%) (Cost $13,623,917)		15,556,535

LIABILITIES, LESS OTHER ASSETS (-2.3%)		(347,957)

NET ASSETS (100.0%)		$15,208,578

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-4.2%) #
	Other (-4.2%)
	S&P 500 Index
18 1,800	Call, 06/30/17, Strike $2,410.00	$(39,150)
14 1,400	Call, 12/15/17, Strike $2,300.00	(199,990)
14 1,400	Call, 12/15/17, Strike $2,200.00	(307,230)
9 900	Call, 12/15/17, Strike $2,375.00	(83,925)
4 400	Call, 05/05/17, Strike $2,355.00	(12,540)

	TOTAL WRITTEN OPTIONS (Premium $430,343)	$(642,835)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,924,931.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (72.7%)
		Consumer Discretionary (12.3%)
166,500		D.R. Horton, Inc.~	$5,476,185
67,000		DeVry Education Group, Inc.	2,535,950
35,300		Expedia, Inc.~	4,720,316
176,084		General Motors Company, Inc.~	6,099,550
147,000		MGM Resorts International~	4,514,370
4,200		Priceline Group, Inc.~#	7,756,644

			31,103,015

		Energy (0.1%)
83,309	GBP	Gulf Keystone Petroleum, Ltd.#	120,041

		Financials (30.4%)
274,000		Bank of America Corp.~	6,395,160
121,000		Citigroup, Inc.~	7,153,520
147,500	EUR	Credit Agricole, SA	2,193,892
106,000		Discover Financial Services~	6,634,540
115,000		E*TRADE Financial Corp.#	3,973,250
32,100		Goldman Sachs Group, Inc.~	7,183,980
116,500		Intercontinental Exchange, Inc.~	7,013,300
118,000		JPMorgan Chase & Company~	10,266,000
123,000		Legg Mason, Inc.~	4,597,740
91,500		Morgan Stanley~	3,968,355
303,000		Radian Group, Inc.~	5,114,640
332,500		SLM Corp.~#	4,169,550
366,000		UBS Group, AG#	6,225,660
115,000	EUR	UniCredit S.p.A#	1,872,486

			76,762,073

		Health Care (3.9%)
19,500		Alexion Pharmaceuticals, Inc.#	2,491,710
10,100		Allergan, PLC	2,462,986
40,000		Celgene Corp.~#	4,962,000

			9,916,696

		Industrials (7.5%)
184,000		Air Lease Corp.~^	7,017,760
142,900		Delta Air Lines, Inc.~	6,493,376
78,500		United Continental Holdings, Inc.~#	5,511,485

			19,022,621

		Information Technology (15.7%)
8,500		Alphabet, Inc. - Class A~#	7,858,420
37,700		Apple, Inc.~	5,415,605
87,000		Canadian Solar, Inc.#	1,157,100
113,000		JinkoSolar Holding Company, Ltd.#^	1,959,420
116,500		NCR Corp.~#	4,805,625
131,500		Pandora Media, Inc.#^	1,426,775
197,500		PayPal Holdings, Inc.~#	9,424,700
55,500		Workday, Inc. - Class A~#	4,850,700

NUMBER OF SHARES			VALUE
98,549		Zendesk, Inc.~#	$2,833,284

			39,731,629

		Materials (0.5%)
11,100	EUR	Wacker Chemie, AG	1,174,886

		Real Estate (2.3%)
165,316		CBRE Group, Inc.~#	5,919,966

		TOTAL COMMON STOCKS (Cost $169,178,616)	183,750,927

EXCHANGE-TRADED FUNDS (14.5%)
		Other (14.5%)
990,000		Global X MSCI Greece ETF~^	8,484,300
142,300		iShares MSCI India ETF	4,564,984
195,000		VanEck Vectors Vietnam ETF~	2,737,800
390,500		Vanguard FTSE Europe ETF~	20,922,990

			36,710,074

		TOTAL EXCHANGE-TRADED FUNDS (Cost $33,626,594)	36,710,074

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.6%) #
		Consumer Discretionary (0.3%)
115 11,500		Tesla, Inc. Call, 11/17/17, Strike $270.00	697,762

		Health Care (0.0%)
195 19,500		Alexion Pharmaceuticals, Inc. Put, 05/19/17, Strike $115.00	10,725

		Information Technology (0.0%)
377 37,700		Apple, Inc. Put, 05/05/17, Strike $140.00	41,847

		Other (0.3%)
1,900 190,000		CurrencyShares Euro Trust Put, 05/19/17, Strike $104.00	68,400
1,770 177,000		iShares Russell 2000 ETF Call, 05/19/17, Strike $142.00	105,315
		SPDR S&P 500 ETF Trust
4,000 400,000		Put, 05/19/17, Strike $235.00	382,000
2,500 250,000		Put, 05/19/17, Strike $233.00	172,500

			728,215

		TOTAL PURCHASED OPTIONS (Cost $2,967,283)	1,478,549

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (7.4%)
9,319,794		Fidelity Prime Money Market Fund - Institutional Class	9,323,522

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Phineus Long/Short Fund    Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF SHARES		VALUE
9,318,488	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	$9,318,488

	TOTAL SHORT TERM INVESTMENTS (Cost $18,642,010)	18,642,010

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
1,092,030	Deutsche Bank Securities, Inc.† 0.830%, 05/01/17	1,092,030
593,495	Goldman Sachs Financial Square Government Fund	593,495

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,685,525)	1,685,525

TOTAL INVESTMENTS (95.9%) (Cost $226,100,028)		242,267,085

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(1,685,525)

OTHER ASSETS, LESS LIABILITIES (4.8%)		12,106,494

NET ASSETS (100.0%)		$252,688,054

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-3.7%) #
	Consumer Staples (-1.9%)
(37,000)	Colgate-Palmolive Company	(2,665,480)
(22,500)	Procter & Gamble Company	(1,964,925)

		(4,630,405)

	Health Care (-0.7%)
(53,600)	Pfizer, Inc.	(1,818,112)

	Telecommunication Services (-1.1%)
(70,000)	AT&T, Inc.	(2,774,100)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $9,258,066)	(9,222,617)

EXCHANGE-TRADED FUNDS SOLD SHORT (-38.8%) #
	Other (-38.8%)
(136,500)	Consumer Staples Select Sector SPDR Fund	(7,532,070)
(124,000)	Health Care Select Sector SPDR Fund	(9,362,000)
(312,000)	iShares Edge MSCI Min Vol USA ETF	(15,097,680)
(23,700)	iShares NASDAQ Biotechnology ETF	(7,054,068)
(248,000)	SPDR S&P 500 ETF Trust	(59,043,840)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $93,219,061)	(98,089,658)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.2%) #
	Consumer Discretionary (0.0%)
115 11,500	Tesla, Inc. Put, 05/05/17, Strike $290.00	$(19,895)

	Financials (0.0%)
770 77,000	Citigroup, Inc. Put, 05/19/17, Strike $52.50	(2,310)
50 5,000	Goldman Sachs Group, Inc. Put, 05/19/17, Strike $225.00	(21,625)
1,100 110,000	Morgan Stanley Put, 05/19/17, Strike $37.00	(1,650)

		(25,585)

	Health Care (0.0%)
390 39,000	Alexion Pharmaceuticals, Inc. Put, 05/19/17, Strike $100.00	(2,925)
185 18,500	Incyte Corp. Put, 05/19/17, Strike $125.00	(103,600)

		(106,525)

	Information Technology (0.0%)
575 57,500	NCR Corp. Put, 05/19/17, Strike $40.00	(28,750)

	Other (-0.2%)
1,900 190,000	CurrencyShares Euro Trust Call, 05/19/17, Strike $108.00	(24,700)
20,000 2,000,000	Financial Select Sector SPDR Fund Put, 06/16/17, Strike $20.00	(70,000)
2,650 265,000	iShares Russell 2000 ETF Put, 05/19/17, Strike $137.00	(265,000)
2,500 250,000	SPDR S&P 500 ETF Trust Put, 05/19/17, Strike $223.00	(48,750)

		(408,450)

	TOTAL WRITTEN OPTIONS (Premium $1,193,813)	$(589,205)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $94,628,571.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 1,113,825 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2017 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
ASSETS
Investments in securities, at cost	$1,370,683,657	$49,649,098	$24,867,611	$242,443,784		$265,241,624
Investment in securities, at value	$1,739,549,224	$55,153,103	$29,549,475	$284,351,946		$312,514,314
Cash with custodian (interest bearing)	—	—	—	—		—
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Restricted cash for collateral on securities loaned	6,332,109	110,624	—	790,929		—
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $165,896 and $845,650)	—	—	—	165,568		844,156
Receivables:
Accrued interest and dividends	456,435	55,203	29,184	1,353,053		875,420
Investments sold	18,895,381	2,492,565	191,887	1,504,724		1,233,019
Fund shares sold	681,808	3,873	11,917	67,599		803,870
Due from investment advisor	—	34,045	21,626	23,600		221
Prepaid expenses	177,385	50,488	33,973	68,721		57,434
Other assets	714,570	105,100	12,845	104,808		74,484
Total assets	1,766,806,912	58,005,001	29,850,907	288,430,948		316,402,918
LIABILITIES
Due to custodian bank	—	—	—	—		1,499,684
Collateral for securities loaned	12,671,505	221,375	—	1,582,768		—
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $904,713)	519,355	—	—	—		—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—		—
Payables:
Investments purchased	2,954,837	1,681,277	—	1,464,047		—
Fund shares redeemed	5,690,738	48,503	87	528,684		569,348
Dividends payable	—	—	—	—		—
Affiliates:
Investment advisory fees	1,264,463	45,763	24,292	200,289		285,148
Distribution fees	80,105	1,487	763	5,655		4,755
Deferred compensation to trustees	716,053	105,100	12,845	104,808		74,484
Financial accounting fees	16,589	533	282	2,672		3,015
Trustees’ fees and officer compensation	23,835	2,918	2,683	6,661		6,730
Other accounts payable and accrued liabilities	944,598	25,029	17,071	702,844		1,637,058
Total liabilities	24,882,078	2,131,985	58,023	4,598,428		4,080,222
NET ASSETS	$1,741,924,834	$55,873,016	$29,792,884	$283,832,520		$312,322,696
COMPOSITION OF NET ASSETS
Paid in capital	$1,189,584,180	$50,257,446	$24,022,188	$247,262,967		$336,278,101
Undistributed net investment income (loss)	(6,702,983)	130,725	9,104	552,918		125,766
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	189,795,596	(19,160)	1,079,728	(5,404,213)		(70,047,237)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	369,248,041	5,504,005	4,681,864	41,420,848	*	45,966,066	*
NET ASSETS	$1,741,924,834	$55,873,016	$29,792,884	$283,832,520		$312,322,696
CLASS A SHARES†
Net assets applicable to shares outstanding	$937,859,483	$32,110,285	$23,828,197	$81,625,124		$65,429,065
Shares outstanding	28,871,796	2,314,772	2,034,328	4,517,317		5,140,774
Net asset value and redemption price per share	$32.48	$13.87	$11.71	$18.07		$12.73
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$34.10	$14.56	$12.29	$18.97		$13.36
CLASS B SHARES†**
Net assets applicable to shares outstanding	$2,069,693	$40,762	$—	$113,801		$37,767
Shares outstanding	70,967	3,176	—	6,847		3,122
Net asset value and redemption price per share	$29.16	$12.83	$—	$16.62		$12.10
CLASS C SHARES†**
Net assets applicable to shares outstanding	$488,273,884	$5,364,341	$1,002,876	$28,065,591		$25,715,430
Shares outstanding	21,942,398	426,492	86,805	1,690,953		2,127,828
Net asset value and redemption price per share	$22.25	$12.58	$11.55	$16.60		$12.09
CLASS I SHARES†
Net assets applicable to shares outstanding	$307,434,667	$18,192,559	$4,936,522	$168,013,302		$218,535,011
Shares outstanding	7,454,065	1,277,874	420,977	9,116,112		17,039,909
Net asset value and redemption price per share	$41.24	$14.24	$11.73	$18.43		$12.82
CLASS R SHARES†
Net assets applicable to shares outstanding	$6,261,389	$140,348	$—	$5,988,096		$2,579,030
Shares outstanding	204,121	10,244	—	338,824		205,057
Net asset value and redemption price per share	$30.67	$13.70	$—	$17.67		$12.58
CLASS T SHARES†(a)
Net assets applicable to shares outstanding	$25,718	$24,721	$25,289	$26,606		$26,393
Shares outstanding	792	1,782	2,161	1,472		2,073
Net asset value and redemption price per share	$32.49	$13.87	$11.70	$18.07		$12.73

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $(479,415) and $(1,306,748).

(a)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	123

Statements of Assets and Liabilities    April 30, 2017 (Unaudited)

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$13,132,385	$93,239,547		$1,709,918,517	$201,880,825		$588,691,446
Investment in securities, at value	$14,963,020	$119,700,366		$2,101,182,379	$230,190,713		$620,969,623
Cash with custodian (interest bearing)	—	—		—	—		263
Restricted cash for short positions (interest bearing)	—	—		—	—		—
Restricted cash for collateral on securities loaned	53,519	334,408		22,851,778	4,527,635		18,260,705
Restricted foreign currency for short positions (cost $-)	—	—		—	—		—
Foreign currency (cost $1,843 and $15,350)	1,842	15,351		—	—		—
Receivables:
Accrued interest and dividends	16,988	298,617		4,519,210	845,694		2,261,001
Investments sold	—	520,514		10,523,923	254,886		4,080,543
Fund shares sold	581	49,043		2,264,084	24,521		2,080,286
Due from investment advisor	22,425	16,100		14,348	—		—
Prepaid expenses	44,736	56,642		172,265	55,129		87,078
Other assets	12,842	79,296		337,976	151,006		192,398
Total assets	15,115,953	121,070,337		2,141,865,963	236,049,584		647,931,897
LIABILITIES
Due to custodian bank	—	—		—	—		—
Collateral for securities loaned	107,100	669,201		45,729,853	9,060,480		36,542,425
Securities sold short, at value (proceeds $-)	—	—		—	—		—
Options written, at value (premium $119,143)	—	—		38,946	—		—
Unrealized depreciation on forward foreign currency contracts	—	37,149		—	28,444		—
Payables:
Investments purchased	117,777	—		4,544,257	251,691		4,219,656
Fund shares redeemed	—	155,526		5,197,726	1,029,279		1,493,468
Dividends payable	—	—		—	—		—
Affiliates:
Investment advisory fees	13,080	92,164		1,169,762	183,565		366,523
Distribution fees	164	2,427		99,570	10,854		25,032
Deferred compensation to trustees	12,842	79,296		337,976	151,006		192,398
Financial accounting fees	138	1,126		19,826	2,135		5,748
Trustees’ fees and officer compensation	2,421	3,838		27,135	5,782		9,994
Other accounts payable and accrued liabilities	22,317	230,165		629,417	157,941		192,149
Total liabilities	275,839	1,270,892		57,794,468	10,881,177		43,047,393
NET ASSETS	$14,840,114	$119,799,445		$2,084,071,495	$225,168,407		$604,884,504
COMPOSITION OF NET ASSETS
Paid in capital	$16,298,377	$84,011,753		$1,625,925,843	$190,844,251		$547,184,712
Undistributed net investment income (loss)	(25,769)	(31,356)		(24,487,560)	727,121		(3,405,526)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(3,263,081)	9,558,476		91,289,153	5,369,101		28,828,178
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,830,587	26,260,572	*	391,344,059	28,227,934	*	32,277,140
NET ASSETS	$14,840,114	$119,799,445		$2,084,071,495	$225,168,407		$604,884,504
CLASS A SHARES†
Net assets applicable to shares outstanding	$4,641,678	$24,298,689		$875,703,404	$72,791,067		$220,034,879
Shares outstanding	518,063	1,808,906		28,019,881	8,086,845		12,876,597
Net asset value and redemption price per share	$8.96	$13.43		$31.25	$9.00		$17.09
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.41	$14.10		$32.81	$9.45		$17.48	#
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$79,905		$1,610,846	$179,470		$1,252,283
Shares outstanding	—	6,417		42,200	19,874		56,419
Net asset value and redemption price per share	$—	$12.45		$38.17	$9.03		$22.20
CLASS C SHARES†**
Net assets applicable to shares outstanding	$337,734	$13,965,068		$679,045,387	$79,836,273		$170,416,369
Shares outstanding	38,367	1,124,605		21,636,743	9,853,330		10,063,610
Net asset value and redemption price per share	$8.80	$12.42		$31.38	$8.10		$16.93
CLASS I SHARES†
Net assets applicable to shares outstanding	$9,834,375	$77,300,709		$514,978,699	$71,086,022		$211,518,074
Shares outstanding	1,094,542	5,646,346		17,086,586	7,697,057		13,735,803
Net asset value and redemption price per share	$8.98	$13.69		$30.14	$9.24		$15.40
CLASS R SHARES†
Net assets applicable to shares outstanding	$—	$4,128,846		$12,708,006	$1,249,763		$1,637,555
Shares outstanding	—	316,123		409,848	141,114		96,188
Net asset value and redemption price per share	$—	$13.06		$31.01	$8.86		$17.02
CLASS T SHARES†(a)
Net assets applicable to shares outstanding	$26,327	$26,228		$25,153	$25,812		$25,344
Shares outstanding	2,938	1,953		805	2,867		1,484
Net asset value and redemption price per share	$8.96	$13.43		$31.24	$9.00		$17.08

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $(161,145) and $(54,219).

#	For Convertible Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

(a)	Class T commenced operations on February 28, 2017.

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2017 (Unaudited)

	GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
ASSETS
Investments in securities, at cost	$72,697,345		$79,813,038	$63,167,222	$3,923,366,944		$13,623,917
Investment in securities, at value	$75,305,024		$80,973,114	$63,688,374	$4,448,223,995		$15,556,535
Cash with custodian (interest bearing)	50		—	—	9,720,135		—
Restricted cash for short positions (interest bearing)	—		—	—	1,336,822,814		—
Restricted cash for collateral on securities loaned	360,540		132,069	1,138,690	14,269,336		—
Restricted foreign currency for short positions (cost $28,196,866)	—		—	—	28,838,784		—
Foreign currency (cost $205 and $56,452)	205		—	—	56,442		—
Receivables:
Accrued interest and dividends	299,578		613,328	1,052,640	11,612,653		15,463
Investments sold	135,277		—	471,900	60,864,801		260,526
Fund shares sold	1,430,517		35,020	217,313	18,210,643		3,425
Due from investment advisor	11,441		21,774	—	—		21,493
Prepaid expenses	51,833		36,276	48,875	337,745		45,709
Other assets	5,900		80,481	113,483	207,647		5,743
Total assets	77,600,365		81,892,062	66,731,275	5,929,164,995		15,908,894
LIABILITIES
Due to custodian bank	—		—	—	—		—
Collateral for securities loaned	721,495		264,290	2,278,690	28,555,093		—
Securities sold short, at value (proceeds $1,084,666,680)	—		—	—	1,387,604,827		—
Options written, at value (premium $65,747,463 and $430,343)	—		—	—	98,566,562		642,835
Unrealized depreciation on forward foreign currency contracts	—		—	—	77,114		—
Payables:
Investments purchased	162,229		—	474,727	35,140,453		17,474
Fund shares redeemed	70,608		80,909	146,525	6,426,373		30
Dividends payable	—		13,469	25,422	—		—
Affiliates:
Investment advisory fees	52,068		36,844	38,852	2,382,143		9,267
Distribution fees	1,234		2,790	2,798	58,835		199
Deferred compensation to trustees	5,900		80,481	113,483	207,647		5,743
Financial accounting fees	712		779	603	41,519		144
Trustees’ fees and officer compensation	3,172		3,355	3,088	44,041		2,077
Other accounts payable and accrued liabilities	30,721		30,817	36,511	971,843		22,547
Total liabilities	1,048,139		513,734	3,120,699	1,560,076,450		700,316
NET ASSETS	$76,552,226		$81,378,328	$63,610,576	$4,369,088,545		$15,208,578
COMPOSITION OF NET ASSETS
Paid in capital	$72,953,214		$80,528,045	$72,286,365	$4,231,576,731		$13,986,981
Undistributed net investment income (loss)	271,221		(230,019)	(258,753)	9,057,715		8,775
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	719,320		(79,774)	(8,938,188)	(61,225,339)		(507,304)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	2,608,471		1,160,076	521,152	189,679,438		1,720,126
NET ASSETS	$76,552,226		$81,378,328	$63,610,576	$4,369,088,545		$15,208,578
CLASS A SHARES†
Net assets applicable to shares outstanding	$34,553,726		$48,915,468	$38,289,748	$898,847,819		$6,588,610
Shares outstanding	3,285,966		4,711,798	4,337,978	67,926,796		624,405
Net asset value and redemption price per share	$10.52		$10.38	$8.83	$13.23		$10.55
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.76	#	$10.62 #	$9.03 #	$13.53	#	$11.08
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—		$105,777	$71,261	$251,861		$—
Shares outstanding	—		10,184	7,601	17,847		—
Net asset value and redemption price per share	$—		$10.39	$9.38	$14.11		$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,337,141		$12,947,916	$15,841,139	$307,335,408		$160,939
Shares outstanding	223,639		1,247,611	1,710,750	22,866,560		15,317
Net asset value and redemption price per share	$10.45		$10.38	$9.26	$13.44		$10.51
CLASS I SHARES†
Net assets applicable to shares outstanding	$39,073,284		$19,025,404	$9,233,511	$3,154,302,098		$8,433,981
Shares outstanding	3,707,906		1,832,956	1,046,388	241,027,591		798,776
Net asset value and redemption price per share	$10.54		$10.38	$8.82	$13.09		$10.56
CLASS R SHARES†
Net assets applicable to shares outstanding	$562,256		$358,656	$149,934	$8,326,353		$—
Shares outstanding	53,575		34,623	17,033	631,775		—
Net asset value and redemption price per share	$10.49		$10.36	$8.80	$13.18		$—
CLASS T SHARES†(a)
Net assets applicable to shares outstanding	$25,819		$25,107	$24,983	$25,006		$25,048
Shares outstanding	2,456		2,418	2,818	1,891		2,376
Net asset value and redemption price per share	$10.51		$10.38	$8.86	$13.22		$10.54

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Global Convertible Fund, Total Return Bond Fund, High Income Fund, and Market Neutral Income Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

(a)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	125

Statements of Assets and Liabilities    April 30, 2017 (Unaudited)

PHINEUS LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$226,100,028
Investment in securities, at value	$242,267,085
Cash with custodian (interest bearing)	—
Restricted cash for short positions (interest bearing)	107,708,072
Restricted cash for collateral on securities loaned	1,683,587
Restricted foreign currency for short positions (cost $-)	—
Foreign currency (cost $-)	—
Receivables:
Accrued interest and dividends	80,122
Investments sold	10,923,845
Fund shares sold	10,008,615
Due from investment advisor	1,986
Prepaid expenses	85,005
Other assets	30,560
Total assets	372,788,877
LIABILITIES
Due to custodian bank	—
Collateral for securities loaned	3,369,112
Securities sold short, at value (proceeds $102,477,127)	107,312,275
Options written, at value (premium $1,193,813)	589,205
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investments purchased	8,236,627
Fund shares redeemed	123,042
Dividends payable	—
Affiliates:
Investment advisory fees	237,474
Distribution fees	2,691
Deferred compensation to trustees	30,560
Financial accounting fees	2,209
Trustees’ fees and officer compensation	2,728
Other accounts payable and accrued liabilities	194,900
Total liabilities	120,100,823
NET ASSETS	$252,688,054
COMPOSITION OF NET ASSETS
Paid in capital	$238,772,522
Undistributed net investment income (loss)	(575,240)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	2,554,249
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	11,936,523
NET ASSETS	$252,688,054
CLASS A SHARES†
Net assets applicable to shares outstanding	$37,614,033
Shares outstanding	3,128,102
Net asset value and redemption price per share	$12.02
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$12.62
CLASS B SHARES
Net assets applicable to shares outstanding	$—
Shares outstanding	—
Net asset value and redemption price per share	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$15,248,261
Shares outstanding	1,277,891
Net asset value and redemption price per share	$11.93
CLASS I SHARES†
Net assets applicable to shares outstanding	$199,800,288
Shares outstanding	16,561,804
Net asset value and redemption price per share	$12.06
CLASS R SHARES
Net assets applicable to shares outstanding	$—
Shares outstanding	—
Net asset value and redemption price per share	$—
CLASS T SHARES†(a)
Net assets applicable to shares outstanding	$25,472
Shares outstanding	2,119
Net asset value and redemption price per share	$12.02

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

(a)	Class T commenced operations on February 28, 2017.

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2017 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
INVESTMENT INCOME
Interest	$—	$204	$934		$—		$825,921
Dividends	7,998,242	655,666	341,520		2,720,528		2,707,007
Securities lending income	18,600	1,246	20		26,759		15,519
Dividend taxes withheld	(22,823)	(129)	—		(264,798)		(175,249)
Total investment income	7,994,019	656,987	342,474		2,482,489		3,373,198

EXPENSES
Investment advisory fees	7,866,972	285,657	159,631		1,338,473		1,816,688
Distribution fees
Class A	1,197,810	41,657	30,795		110,190		104,169
Class B	18,837	373	—		939		357
Class C	2,515,632	27,257	5,284		148,628		130,672
Class R	17,697	330	133	(a)	13,192		5,957
Class T(b)	11	11	11		11		11
Transfer agent fees	1,427,551	24,284	9,334		216,421		246,855
Legal fees	205,792	14,959	10,458		40,322		25,392
Printing and mailing fees	192,821	3,538	3,752		18,091		25,221
Financial accounting fees	103,391	3,325	1,857		17,537		19,223
Accounting fees	65,924	16,052	13,281		19,903		20,724
Trustees’ fees and officer compensation	57,024	8,746	8,070		15,747		17,289
Registration fees	56,422	29,000	31,743		40,722		40,126
Custodian fees	34,454	2,764	1,327		61,648		138,675
Audit fees	28,533	5,248	4,881		8,489		8,835
Dividend or interest expense on short positions	—	—	—		—		—
Offering costs	—	—	—		—		—
Other	93,736	9,106	10,334		57,266		43,875
Total expenses	13,882,607	472,307	290,891		2,107,579		2,644,069
Less expense reductions	—	(146,593)	(78,938)		(143,325)		—
Net expenses	13,882,607	325,714	211,953		1,964,254		2,644,069
NET INVESTMENT INCOME (LOSS)	(5,888,588)	331,273	130,521		518,235		729,129

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	190,016,580	1,966,621	1,114,837		7,383,280	(c)	(6,178,102	)(c)
Purchased options	(972,105)	—	—		313,199		78,753
Foreign currency transactions	(83)	(18)	—		211,512		(193,743)
Written options	2,667,099	—	—		—		31,308
Short positions	—	—	—		—		—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	16,679,819	3,575,116	2,810,559		12,167,898	(d)	18,405,082	(d)
Purchased options	1,589,574	—	—		186,921		(1,044,906)
Foreign currency translations	(213)	—	—		167,315		35,040
Written options	385,358	—	—		—		—
Short positions	—	—	—		—		—
NET GAIN (LOSS)	210,366,029	5,541,719	3,925,396		20,430,125		11,133,432
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$204,477,441	$5,872,992	$4,055,917		$20,948,360		$11,862,561

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017.

(c)	Net of foreign capital gains tax of $181,359 and $682,700, respectively.

(d)	Net of change of $(423,973) and (455,027), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	127

Statements of Operations    Six Months Ended April 30, 2017 (Unaudited)

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$—	$—	$8,843,473	$1,403,741	$8,475,295
Dividends	105,334	859,686	19,953,076	1,969,487	4,226,537
Securities lending income	172	13,678	105,540	19,046	86,846
Dividend taxes withheld	(9,299)	(52,438)	—	(86,998)	—
Total investment income	96,207	820,926	28,902,089	3,305,276	12,788,678

EXPENSES
Investment advisory fees	74,545	572,506	7,267,557	1,235,487	2,282,974
Distribution fees
Class A	5,342	32,158	1,127,214	95,330	274,439
Class B	—	608	12,293	1,789	11,716
Class C	1,501	73,214	3,516,579	414,430	890,366
Class R	92 (a)	10,250	32,475	3,009	3,952
Class T(b)	11	11	11	11	11
Transfer agent fees	5,360	76,607	1,237,102	168,163	345,153
Legal fees	9,541	16,808	98,054	25,946	34,697
Printing and mailing fees	2,576	—	140,182	18,726	35,893
Financial accounting fees	788	7,228	123,473	14,381	35,898
Accounting fees	10,154	14,683	75,367	19,794	29,534
Trustees’ fees and officer compensation	7,585	10,873	71,897	14,937	24,126
Registration fees	36,432	23,352	40,720	35,911	40,854
Custodian fees	18,253	18,680	28,544	18,268	4,371
Audit fees	4,617	6,275	36,053	8,094	13,712
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	11,615	14,346	98,471	36,352	37,241
Total expenses	188,412	877,599	13,905,992	2,110,628	4,064,937
Less expense reductions	(79,711)	(65,060)	—	—	—
Net expenses	108,701	812,539	13,905,992	2,110,628	4,064,937
NET INVESTMENT INCOME (LOSS)	(12,494)	8,387	14,996,097	1,194,648	8,723,741

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(325,100)	9,397,710 (c)	89,561,296	3,361,433	25,055,135 (c)
Purchased options	923	(24,058)	(10,984,928)	(855,295)	727,853
Foreign currency transactions	(6,522)	267,135	—	247,528	(19,987)
Written options	—	—	2,733,656	471,666	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	982,211	2,366,113 (d)	105,129,110	10,614,329 (d)	18,124,641
Purchased options	(5,898)	—	(1,260,877)	52,411	(443,029)
Foreign currency translations	828	1,535	—	119,260	(151)
Written options	—	—	(779,322)	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	646,442	12,008,435	184,398,935	14,011,332	43,444,462
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$633,948	$12,016,822	$199,395,032	$15,205,980	$52,168,203

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017.

(c)	Net of foreign capital gains tax of $41,708 and $(3), respectively.

(d)	Net of change of $(147,975) and (24,949), respectively in deferred capital gains tax.

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2017 (Unaudited)

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
INVESTMENT INCOME
Interest	$1,118,487	$1,354,302	$1,854,144	$34,998,075	$—
Dividends	386,387	3,330	18,976	29,499,724	180,109
Securities lending income	4,647	541	13,928	94,845	—
Dividend Taxes Withheld	(3,285)	—	—	(131,250)	—
Total investment income	1,506,236	1,358,173	1,887,048	64,461,394	180,109

EXPENSES
Investment advisory fees	326,602	239,411	244,634	13,731,548	60,319
Distribution fees
Class A	38,790	64,475	49,075	1,162,841	9,753
Class B	—	1,637	932	1,506	—
Class C	11,142	71,548	82,770	1,561,386	795
Class R	1,223	903	510	21,099	120 (a)
Class T(b)	11	11	11	11	11
Transfer agent fees	45,003	43,882	42,757	2,011,179	6,246
Legal fees	12,256	12,682	11,624	171,858	9,700
Printing and mailing fees	9,042	7,686	8,787	223,340	2,743
Financial accounting fees	4,472	5,067	3,797	239,207	937
Accounting fees	12,693	14,223	13,885	162,586	19,362
Trustees’ fees and officer compensation	9,764	9,993	8,913	131,976	7,267
Registration fees	28,121	31,450	34,966	85,658	25,911
Custodian fees	3,970	2,115	2,109	67,081	8,699
Audit fees	5,621	5,732	5,564	66,124	4,690
Dividend or interest expense on short positions	—	—	—	3,826,917	—
Offering costs	—	—	—	—	—
Other	8,707	11,782	10,376	155,588	4,828
Total expenses	517,417	522,597	520,710	23,619,905	161,381
Less expense reductions	(43,286)	(100,631)	—	—	(72,680)
Net expenses	474,131	421,966	520,710	23,619,905	88,701
NET INVESTMENT INCOME (LOSS)	1,032,105	936,207	1,366,338	40,841,489	91,408

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	798,990	195,086	(583,670)	57,706,590	476,137
Purchased options	1,197,531	—	—	(62,947,752)	(544,243)
Foreign currency transactions	(9,290)	—	—	112,162	—
Written options	46,725	—	—	(16,446,122)	(202,043)
Short positions	—	—	—	(43,359,408)	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,211,558	(1,567,602)	2,256,106	359,591,567	1,509,838
Purchased options	128,992	—	—	6,578,230	(15,232)
Foreign currency translations	2,345	—	—	609,856	—
Written options	—	—	—	(62,627,662)	(389,357)
Short positions	—	—	—	(157,166,093)	—
NET GAIN (LOSS)	4,376,851	(1,372,516)	1,672,436	82,051,368	835,100
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,408,956	$(436,309)	$3,038,774	$122,892,857	$926,508

(a)	Class R shares were liquidated on January 23, 2017.

(a)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	129

Statements of Operations    Six Months Ended April 30, 2017 (Unaudited)

PHINEUS LONG/SHORT FUND
INVESTMENT INCOME
Interest	$13,238
Dividends	1,031,526
Securities lending income	25,348
Dividend taxes withheld	—
Total investment income	1,070,112

EXPENSES
Investment advisory fees	947,811
Distribution fees
Class A	32,943
Class B	—
Class C	46,291
Class R	—
Class T(a)	11
Transfer agent fees	56,312
Legal fees	3,865
Printing and mailing fees	—
Financial accounting fees	8,628
Accounting fees	14,669
Trustees’ fees and officer compensation	10,810
Registration fees	22,165
Custodian fees	15,839
Audit fees	4,192
Dividend or interest expense on short positions	737,439
Offering costs and organizational fees	91,884
Other	5,868
Total expenses	1,998,727
Less expense reductions	(1,986)
Net expenses	1,996,741
NET INVESTMENT INCOME (LOSS)	(926,629)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,509,596
Purchased options	(5,057,654)
Foreign currency transactions	(8,323)
Written options	5,141,800
Short positions	(2,965,456)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	16,479,825
Purchased options	(1,578,787)
Foreign currency translations	(486)
Written options	623,379
Short positions	(4,974,378)
NET GAIN (LOSS)	14,169,516
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,242,887

(a)	Class T commenced operations on February 28, 2017.

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$(5,888,588)	$(8,582,049)	$331,273	$994,790	$130,521		$345,823
Net realized gain (loss)	191,711,491	79,273,971	1,966,603	(2,021,304)	1,114,837		(46,563)
Change in unrealized appreciation/(depreciation)	18,654,538	(198,113,940)	3,575,116	1,493,336	2,810,559		434,952
Net increase (decrease) in net assets resulting from operations	204,477,441	(127,422,018)	5,872,992	466,822	4,055,917		734,212

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(242,435)	(461,754)	(77,009)		(216,496)
Class B	—	—	—	—	—		—
Class C	—	—	(3,013)	(21,633)	(1,452)		(1,501)
Class I	—	—	(176,657)	(262,284)	(29,327)		(97,516)
Class R	—	—	(637)	(1,573)	(231	)(a)	(568)
Class T(b)	—	—	—	—	(20)		—
Net realized gains
Class A	(38,507,349)	(348,035,713)	—	(2,547,648)	—		(740,530)
Class B	(202,787)	(4,805,396)	—	(10,092)	—		—
Class C	(28,962,503)	(243,604,217)	—	(403,800)	—		(18,239)
Class I	(9,770,431)	(91,511,948)	—	(1,163,377)	—		(186,792)
Class R	(308,256)	(2,356,702)	—	(10,292)	—	(a)	(2,828)
Return of capital
Class A	—	—	—	—	—		—
Class C	—	—	—	—	—		—
Class I	—	—	—	—	—		—
Class R	—	—	—	—	—	(a)	—
Total distributions	(77,751,326)	(690,313,976)	(422,742)	(4,882,453)	(108,039)		(1,264,470)

CAPITAL SHARE TRANSACTIONS	(284,056,534)	(9,134,141)	(3,727,761)	(11,875,283)	(6,381,439)		(3,459,187)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(157,330,419)	(826,870,135)	1,722,489	(16,290,914)	(2,433,561)		(3,989,445)

NET ASSETS
Beginning of period	$1,899,255,253	$2,726,125,388	$54,150,527	$70,441,441	$32,226,445		$36,215,890
End of period	1,741,924,834	1,899,255,253	55,873,016	54,150,527	29,792,884		32,226,445
Undistributed net investment income (loss)	$(6,702,983)	$(814,395)	$130,725	$222,194	$9,104		$(13,378)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30 , 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$518,235	$1,744,029	$729,129	$1,588,700	$(12,494)		$(11,044)
Net realized gain (loss)	7,907,991	(14,871,567)	(6,261,784)	(55,914,683)	(330,699)		(1,864,042)
Change in unrealized appreciation/(depreciation)	12,522,134	(11,755,074)	17,395,216	59,616,104	977,141		2,192,046
Net increase (decrease) in net assets resulting from operations	20,948,360	(24,882,612)	11,862,561	5,290,121	633,948		316,960

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(92,298)	—		(4,645)
Class B	—	—	—	—	—		—
Class C	—	—	—	—	—		—
Class I	—	—	—	(1,118,827)	—		(40,284)
Class R	—	—	—	—	—	(a)	—
Class T(b)	—	—	—	—	—		—
Net realized gains
Class A	—	(265,527)	—	—	—		—
Class B	—	(1,374)	—	—	—		—
Class C	—	(71,981)	—	—	—		—
Class I	—	(432,402)	—	—	—		—
Class R	—	(11,458)	—	—	—	(a)	—
Return of capital
Class A	—	(67)	—	(31)	—		—
Class C	—	(18)	—	—	—		—
Class I	—	(112)	—	(371)	—		(3)
Class R	—	(3)	—	—	—	(a)	—
Total distributions	—	(782,942)	—	(1,211,527)	—		(44,932)

CAPITAL SHARE TRANSACTIONS	(102,765,423)	(216,101,232)	(91,887,336)	(124,245,652)	318,165		62,537
TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,817,063)	(241,766,786)	(80,024,775)	(120,167,058)	952,113		334,565

NET ASSETS
Beginning of period	$365,649,583	$607,416,369	$392,347,471	$512,514,529	$13,888,001		$13,553,436
End of period	283,832,520	365,649,583	312,322,696	392,347,471	14,840,114		13,888,001
Undistributed net investment income (loss)	$552,918	$34,683	$125,766	$(603,363)	$(25,769)		$(13,275)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017.

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$8,387	$181,674	$14,996,097	$32,784,544	$1,194,648	$3,194,524
Net realized gain (loss)	9,640,787	6,342,034	81,310,024	114,585,596	3,225,332	(181,198)
Change in unrealized appreciation/(depreciation)	2,367,648	(9,422,746)	103,088,911	(107,736,059)	10,786,000	(7,327,493)
Net increase (decrease) in net assets resulting from operations	12,016,822	(2,899,038)	199,395,032	39,634,081	15,205,980	(4,314,167)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(17,254,823)	(28,075,203)	(5,246)	—
Class B	—	—	(30,366)	(82,983)	—	—
Class C	—	—	(10,731,735)	(16,342,606)	—	—
Class I	—	—	(10,516,252)	(16,557,645)	(397,329)	—
Class R	—	—	(233,539)	(350,668)	—	—
Class T(a)	—	—	(142)	—	—	—
Net realized gains
Class A	(1,256,480)	(769,768)	(35,891,598)	(45,158,073)	(525,290)	(1,349,284)
Class B	(6,812)	(9,659)	(97,445)	(299,943)	(3,262)	(21,251)
Class C	(732,328)	(434,202)	(27,943,580)	(36,267,311)	(631,481)	(1,583,129)
Class I	(3,617,965)	(1,809,046)	(20,242,117)	(24,093,672)	(768,618)	(1,753,280)
Class R	(195,399)	(111,823)	(512,365)	(617,691)	(8,127)	(16,132)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	(5,808,984)	(3,134,498)	(123,453,962)	(167,845,795)	(2,339,353)	(4,723,076)

CAPITAL SHARE TRANSACTIONS	(24,187,479)	(48,577,383)	(192,656,076)	(268,022,968)	(88,947,774)	(70,576,416)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,979,641)	(54,610,919)	(116,715,006)	(396,234,682)	(76,081,147)	(79,613,659)

NET ASSETS
Beginning of period	$137,779,086	$192,390,005	$2,200,786,501	$2,597,021,183	$301,249,554	$380,863,213
End of period	119,799,445	137,779,086	2,084,071,495	2,200,786,501	225,168,407	301,249,554
Undistributed net investment income (loss)	$(31,356)	$(39,743)	$(24,487,560)	$(716,800)	$727,121	$(64,952)

(a)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$8,723,741	$25,530,300	$1,032,105	$2,020,816	$936,207	$2,101,928
Net realized gain (loss)	25,763,001	(12,221,709)	2,033,956	(1,605,553)	195,086	584,521
Change in unrealized appreciation/(depreciation)	17,681,461	(11,762,686)	2,342,895	846,289	(1,567,602)	1,591,782
Net increase (decrease) in net assets resulting from operations	52,168,203	1,545,905	5,408,956	1,261,552	(436,309)	4,278,231

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,244,812)	(9,968,030)	(228,622)	(471,747)	(656,334)	(1,538,080)
Class B	(15,118)	(88,985)	—	—	(3,298)	(15,757)
Class C	(1,991,352)	(6,260,029)	(13,744)	(22,952)	(129,554)	(314,236)
Class I	(3,859,460)	(13,436,331)	(414,558)	(843,326)	(286,914)	(598,981)
Class R	(21,804)	(62,952)	(3,233)	(3,926)	(4,083)	(8,971)
Class T(a)	(139)	—	(16)	—	(90)	—
Net realized gains
Class A	—	(5,609,807)	—	—	(47,020)	(664,826)
Class B	—	(66,643)	—	—	(495)	(11,396)
Class C	—	(4,198,102)	—	—	(13,285)	(203,238)
Class I	—	(6,966,433)	—	—	(18,245)	(230,880)
Class R	—	(34,207)	—	—	(311)	(3,487)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	(9,132,685)	(46,691,519)	(660,173)	(1,341,951)	(1,159,629)	(3,589,852)

CAPITAL SHARE TRANSACTIONS	(103,769,740)	(404,034,664)	(7,760,922)	34,591,298	(13,902,803)	10,963,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,734,222)	(449,180,278)	(3,012,139)	34,510,899	(15,498,741)	11,652,141

NET ASSETS
Beginning of period	$665,618,726	$1,114,799,004	$79,564,365	$45,053,466	$96,877,069	$85,224,928
End of period	604,884,504	665,618,726	76,552,226	79,564,365	81,378,328	96,877,069
Undistributed net investment income (loss)	$(3,405,526)	$(2,996,582)	$271,221	$(100,711)	$(230,019)	$(85,953)

(a)	Class T commenced operations on February 28, 2017.

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$1,366,338	$3,951,449	$40,841,489	$75,644,461	$91,408		$166,302
Net realized gain (loss)	(583,670)	(5,078,931)	(64,934,530)	(17,809,051)	(270,149)		(451,298)
Change in unrealized appreciation/(depreciation)	2,256,106	4,641,429	146,985,898	62,758,252	1,105,249		899,250
Net increase (decrease) in net assets resulting from operations	3,038,774	3,513,947	122,892,857	120,593,662	926,508		614,254

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(965,660)	(2,566,700)	(5,592,582)	(12,315,287)	(42,079)		(116,799)
Class B	(3,301)	(16,605)	(178)	(339)	—		—
Class C	(327,583)	(789,624)	(707,387)	(1,441,834)	(293)		(912)
Class I	(232,086)	(778,240)	(21,211,798)	(36,128,886)	(44,877)		(104,488)
Class R	(4,433)	(8,297)	(41,145)	(80,343)	(322	)(a)	(1,295)
Class T(b)	(215)	—	(81)	—	(32)		—
Net realized gains
Class A	—	—	(14,401,508)	(15,743,390)	—		(49,274)
Class B	—	—	(4,668)	(20,890)	—		—
Class C	—	—	(4,704,234)	(4,999,398)	—		(941)
Class I	—	—	(41,369,190)	(35,916,097)	—		(48,109)
Class R	—	—	(128,066)	(130,687)	—	(a)	(877)
Return of capital
Class A	—	—	—	—	—		—
Class C	—	—	—	—	—		—
Class I	—	—	—	—	—		—
Class R	—	—	—	—	—	(a)	—
Total distributions	(1,533,278)	(4,159,466)	(88,160,837)	(106,777,151)	(87,603)		(322,695)

CAPITAL SHARE TRANSACTIONS	(12,134,784)	(36,059,312)	447,829,639	94,143,472	(4,198,662)		6,888,865
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,629,288)	(36,704,831)	482,561,659	107,959,983	(3,359,757)		7,180,424

NET ASSETS
Beginning of period	$74,239,864	$110,944,695	$3,886,526,886	$3,778,566,903	$18,568,335		$11,387,911
End of period	63,610,576	74,239,864	4,369,088,545	3,886,526,886	15,208,578		18,568,335
Undistributed net investment income (loss)	$(258,753)	$(91,813)	$9,057,715	$(4,230,603)	$8,775		$4,970

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Changes in Net Assets

	PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	PERIOD ENDED OCTOBER 31, 2016(b)
OPERATIONS
Net investment income (loss)	$(926,629)	$(197,595)
Net realized gain (loss)	3,619,963	666,458
Change in unrealized appreciation/(depreciation)	10,549,553	1,864,058
Net increase (decrease) in net assets resulting from operations	13,242,887	2,332,921

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Class T(a)	—	—
Net realized gains
Class A	(181,954)	—
Class B	—	—
Class C	(55,519)	—
Class I	(623,172)	—
Class R	—	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Total distributions	(860,645)	—

CAPITAL SHARE TRANSACTIONS	164,342,929	73,629,962
TOTAL INCREASE (DECREASE) IN NET ASSETS	176,725,171	75,962,883

NET ASSETS
Beginning of period	$75,962,883	$—
End of period	252,688,054	75,962,883
Undistributed net investment income (loss)	$(575,240)	$351,389

(a)	Class T commenced operations on February 28, 2017.

(b)	Phineus Long/Short Fund commenced operations April 5, 2016.

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of sixteen series, Growth Fund, Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund, Hedged Equity Income Fund, and Phineus Long/Short Fund (commenced operations on April 5, 2016), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C, Class I, Class R and Class T shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares. Class T shares continue to be outstanding, but are not available for purchase.

Fund Reorganizations.  Pursuant to separate Agreement and Plan of Reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) approved by the Board of Trustees (“The Board”), the Acquiring Funds (as defined in the table below), acquired all of the assets and assumed all of the liabilities on October 14, 2016, of the Target Funds (as defined in the table below), each of which is a series of the Trust.

TARGET FUND	ACQUIRING FUND
Calamos Focus Growth Fund	Calamos Growth Fund
Calamos Long/Short Fund	Calamos Phineus Long/Short Fund

Shareholders approved the Reorganization on October 11, 2016.

The Reorganizations were accomplished by an exchange of shares of the Acquiring Funds for corresponding shares then outstanding of the Target Funds at their net asset value on October 14, 2016. The Reorganization of each Target Fund into the corresponding Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar but more flexible investment strategy.

The Reorganizations qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Target Funds or their shareholders.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

As of October 14, 2016, the Target Funds’ and Acquiring Funds’ net assets were as follows:

	FOCUS GROWTH FUND	LONG/SHORT FUND
Target Funds - Prior to Reorganizations:
Net Assets	$47,038,894	$39,593,142
Investment in securities, at value	47,030,643	37,813,424
Securities sold short and Written options, at value	—	(17,005,204)
Unrealized appreciation (depreciation)	6,497,236	(477,088)
Shares outstanding	3,327,166	3,758,987
Acquiring Fund - Prior to Reorganizations:
Net assets	1,901,455,042	32,869,376
Shares Outstanding	68,243,698	3,119,350
Acquiring Fund - Post Reorganizations:
Net assets	1,948,493,936	72,462,518
Shares Outstanding	69,714,744	6,879,587

Pro forma results of operations of the combined entities for the entire period ended October 31, 2016, as though the acquisition had occurred as of the beginning of the fiscal year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	(8,605,760)	(749,208)
Net realized gain (loss)	77,965,288	(466,149)
Change in unrealized appreciation/(depreciation)	(198,215,847)	(1,005,834)

Net increase (decrease) in net assets resulting from operations	$(128,856,319)	$(2,221,191)

www.calamos.com	137

Notes to Financial Statements    (Unaudited)

Because each combined fund has been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquired Funds’ Statement of Operations since October 14, 2016.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 – 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2011.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

www.calamos.com	139

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUTIY INCOME FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.75%	1.25%

Next $500 million	0.80%	0.70%	1.20%

Over $1 billion	0.75%	0.65%	1.15%

The average investment advisory fee as of the period ended April 30, 2017 was as follows:

FUND	PERCENTAGE
Growth Fund	0.88%
Opportunistic Value Fund	1.00
Dividend Growth Fund	1.00
International Growth Fund	0.89
Evolving World Growth Fund	1.10
Emerging Market Equity Fund	1.10
Global Equity Fund	0.92
Growth and Income Fund	0.69
Global Growth and Income Fund	1.00
Convertible Fund	0.74
Global Convertible Fund	0.85
Total Return Bond Fund	0.55
High Income Fund	0.75
Market Neutral Income Fund	0.67
Hedged Equity Income Fund	0.75
Phineus Long/Short Fund	1.25

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis,

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES	CLASS T SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%	1.15%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	—	1.35%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%	1.40%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	—	1.75%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%	1.40%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%	1.35%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%	0.90%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%	1.75%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	—	1.25%
Phineus Long/Short Fund	2.00%	—	2.75%	1.75%	—	2.00%

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Notes to Financial Statements    (Unaudited)

These agreements are binding on Calamos Advisors through April 30, 2017.

For the period ended April 30, 2017, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$146,593
Dividend Growth Fund	78,938
International Growth Fund	143,325
Emerging Market Equity Fund	79,711
Global Equity Fund	65,060
Global Convertible Fund	43,286
Total Return Bond Fund	100,631
Hedged Equity Income Fund	72,680
Phineus Long/Short Fund	1,986

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares; and a distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class T shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2017, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$20,635
Opportunistic Value Fund	620
Dividend Growth Fund	260
International Growth Fund	1,372
Evolving World Growth Fund	1,341
Emerging Market Equity Fund	1
Global Equity Fund	401
Growth and Income Fund	31,455
Global Growth and Income Fund	1,057
Convertible Fund	10,288
Global Convertible Fund	1,014
Total Return Bond Fund	447
High Income Fund	887
Market Neutral Income Fund	39,236
Hedged Equity Income Fund	1,006
Phineus Long/Short Fund	59,012

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp.

The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

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Notes to Financial Statements    (Unaudited)

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2017, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Opportunistic Value Fund	29%
Emerging Market Equity Fund	87
Hedged Equity Income Fund	36

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2017, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$716,053
Opportunistic Value Fund	105,100
Dividend Growth Fund	12,845
International Growth Fund	104,808
Evolving World Growth Fund	74,484
Emerging Market Equity Fund	12,842
Global Equity Fund	79,296
Growth and Income Fund	337,976
Global Growth and Income Fund	151,006
Convertible Fund	192,398
Global Convertible Fund	5,900
Total Return Bond Fund	80,481
High Income Fund	113,483
Market Neutral Income Fund	207,647
Hedged Equity Income Fund	5,743
Phineus Long/Short Fund	30,560

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2017.

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Notes to Financial Statements    (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2017 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,114,049,760	$—	$1,418,503,104
Opportunistic Value Fund	—	24,969,025	—	29,664,975
Dividend Growth Fund	—	2,683,460	—	9,177,888
International Growth Fund	—	168,503,856	—	263,374,396
Evolving World Growth Fund	—	185,344,842	—	277,469,189
Emerging Market Equity Fund	—	7,584,888	—	7,304,606
Global Equity Fund	—	67,195,483	—	96,714,830
Growth and Income Fund	—	240,254,849	—	564,714,621
Global Growth and Income Fund	—	114,687,524	—	201,632,523
Convertible Fund	—	169,510,192	—	290,099,055
Global Convertible Fund	—	15,630,890	—	22,863,910
Total Return Bond Fund	18,357,050	6,077,068	2,171,553	38,105,491
High Income Fund	—	13,427,945	—	25,016,021
Market Neutral Income Fund	—	1,177,804,907	—	1,210,421,785
Hedged Equity Income Fund	—	4,576,761	—	9,896,175
Phineus Long/Short Fund	—	287,231,166	—	212,531,626

The cost basis of investments for federal income tax purposes at April 30, 2017 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$1,369,778,944	$394,080,430	$(24,829,505)	$369,250,925
Opportunistic Value Fund	49,649,098	6,121,262	(617,257)	5,504,005
Dividend Growth Fund	24,867,611	5,077,812	(395,948)	4,681,864
International Growth Fund	242,443,784	43,731,631	(1,823,469)	41,908,162
Evolving World Growth Fund	265,241,624	52,345,962	(5,073,272)	47,272,690
Emerging Market Equity Fund	13,132,385	2,149,149	(318,514)	1,830,635
Global Equity Fund	93,239,547	27,239,614	(815,944)	26,423,670
Growth and Income Fund	1,709,799,374	427,508,370	(36,164,310)	391,344,060
Global Growth and Income Fund	201,880,825	30,862,360	(2,580,916)	28,281,444
Convertible Fund	588,691,446	55,171,986	(22,893,809)	32,278,177
Global Convertible Fund	72,697,345	5,164,302	(2,556,623)	2,607,679
Total Return Bond Fund	79,813,038	1,486,771	(326,695)	1,160,076
High Income Fund	63,167,222	2,113,088	(1,591,936)	521,152
Market Neutral Income Fund	2,772,952,801	799,533,785	(610,511,094)	189,022,691
Hedged Equity Income Fund	13,193,574	2,161,169	(441,043)	1,720,126
Phineus Long/Short Fund	122,429,088	20,615,400	(8,678,883)	11,936,517

*	Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2017 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2016 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2016
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Growth Fund	$78,141,894	$613,056,464	$—
Opportunistic Value Fund	2,273,657	3,132,506	—
Dividend Growth Fund	327,729	936,771	—
International Growth Fund	1,190,650	782,942	200
Evolving World Growth Fund	1,211,125	—	402
Emerging Market Equity Fund	53,213	—	3
Global Equity Fund	—	3,999,530	—
Growth and Income Fund	61,409,105	115,266,934	—
Global Growth and Income Fund	—	4,723,076	—
Convertible Fund	29,538,637	17,152,882	—
Global Convertible Fund	1,341,951	—	—
Total Return Bond Fund	2,541,945	1,214,004	—
High Income Fund	4,131,910	—	—
Market Neutral Income Fund	67,681,873	39,095,278	—
Hedged Equity Income Fund	222,822	99,873	—
Phineus Long/Short Fund	358,400	—	—

As of October 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
Undistributed ordinary income	$—	$313,756	$—	$—	$—
Undistributed capital gains	77,748,045	—	—	—	—

Total undistributed earnings	77,748,045	313,756	—	—	—
Accumulated capital and other losses	—	(1,947,401)	(30,189)	(12,949,448)	(64,410,447)
Net unrealized gains/(losses)	348,680,889	1,891,917	1,866,385	28,532,563	28,752,879

Total accumulated earnings/(losses)	426,428,934	258,272	1,836,196	15,583,115	(35,657,568)
Other	(814,395)	(92,952)	(13,378)	38,078	(160,398)
Paid-in-capital	1,473,640,714	53,985,207	30,403,627	350,028,390	428,165,437

Net assets applicable to common shareholders	$1,899,255,253	$54,150,527	$32,226,445	$365,649,583	$392,347,471

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
Undistributed ordinary income	$—	$—	$18,565,964	$402,521	$3,932,386
Undistributed capital gains	—	5,808,927	84,686,867	1,936,630	—

Total undistributed earnings	—	5,808,927	103,252,831	2,339,151	3,932,386
Accumulated capital and other losses	(2,919,343)	—	—	—	(11,255,046)
Net unrealized gains/(losses)	840,619	23,812,640	279,293,010	19,184,567	22,197,245

Total accumulated earnings/(losses)	(2,078,724)	29,621,567	382,545,841	21,523,718	14,874,585
Other	(13,487)	(41,713)	(341,259)	(66,189)	(210,311)
Paid-in-capital	15,980,212	108,199,232	1,818,581,919	279,792,025	650,954,452

Net assets applicable to common shareholders	$13,888,001	$137,779,086	$2,200,786,501	$301,249,554	$665,618,726

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Notes to Financial Statements    (Unaudited)

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
Undistributed ordinary income	$301,154	$—	$37,820	$27,623,615	$11,591
Undistributed capital gains	—	79,300	—	36,761,736	—

Total undistributed earnings	301,154	79,300	37,820	64,385,351	11,591
Accumulated capital and other losses	(2,081,349)	—	(8,128,926)	—	(48,436)
Net unrealized gains/(losses)	637,215	2,452,874	(1,960,546)	61,341,052	426,429

Total accumulated earnings/(losses)	(1,142,980)	2,532,174	(10,051,652)	125,726,403	389,584
Other	(6,791)	(85,953)	(129,633)	(22,946,609)	(6,892)
Paid-in-capital	80,714,136	94,430,848	84,421,149	3,783,747,092	18,185,643

Net assets applicable to common shareholders	$79,564,365	$96,877,069	$74,239,864	$3,886,526,886	$18,568,335

					PHINEUS LONG/SHORT FUND
Undistributed ordinary income					$706,897
Undistributed capital gains					153,699

Total undistributed earnings					860,596
Accumulated capital and other losses					—
Net unrealized gains/(losses)					685,150

Total accumulated earnings/(losses)					1,545,746
Other					(12,456)
Paid-in-capital					74,429,593

Net assets applicable to common shareholders					$75,962,883

The following Funds had capital loss carryforwards for the year ended October 31, 2016, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Opportunistic Value Fund	$(1,668,012)	$(279,389)
Dividend Growth Fund	(30,189)	—
International Growth Fund	(12,949,448)	—
Evolving World Growth Fund	(24,804,912)	(39,605,535)
Emerging Market Equity Fund	(1,701,172)	(1,218,171)
Convertible Fund	(11,255,046)	—
Global Convertible Fund	(2,081,349)	—
High Income Fund	(1,587,355)	(6,541,571)
Hedged Equity Income Fund	(48,436)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

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Notes to Financial Statements    (Unaudited)

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of April 30, 2017, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the

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Notes to Financial Statements    (Unaudited)

premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2017, the Fund had the following transactions in options written:

	GROWTH FUND		EVOLVING WORLD GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2016	—	$—	—	$—
Options written	21,627	4,659,338	8,000	83,653
Options closed	(3,936)	(1,419,471)	(8,000)	(83,653)
Options exercised	(5,180)	(1,035,146)	—	—
Options expired	(7,556)	(1,300,008)	—	—

Options outstanding at April 30, 2017	4,955	$904,713	—	$—

	GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2016	753	$2,753,314	—	$—
Options written	27,100	3,788,940	7,010	581,006
Options closed	(9,984)	(4,317,827)	(5,825)	(364,217)
Options exercised	—	—	—	—
Options expired	(14,643)	(2,105,284)	(1,185)	(216,789)

Options outstanding at April 30, 2017	3,226	$119,143	—	$—

	GLOBAL CONVERTIBLE FUND		MARKET NEUTRAL INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2016	—	$—	59,444	$103,569,513
Options written	44	76,361	66,523	109,104,442
Options closed	(44)	(76,361)	(39,244)	(49,137,813)
Options exercised	—	—	(14,610)	(56,377,610)
Options expired	—	—	(44,310)	(41,411,069)

Options outstanding at April 30, 2017	—	$—	27,803	$65,747,463

	HEDGED EQUITY INCOME FUND		PHINEUS LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2016	205	$778,751	2,614	$242,600
Options written	414	878,182	135,710	8,719,196
Options closed	(237)	(479,673)	(41,883)	(3,368,968)
Options exercised	(100)	(431,737)	(17,859)	(1,259,430)
Options expired	(223)	(315,180)	(48,347)	(3,139,585)

Options outstanding at April 30, 2017	59	$430,343	30,235	$1,193,813

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

As of April 30, 2017, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$3,832,488	$—
Written Options(3)	—	519,355

	$3,832,488	$519,355

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$618,273	$—

	$618,273	$—

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$227,475	$—

	$227,475	$—

	EMERGING MARKETS EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$1,365	$—

	$1,365	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$37,149

	$—	$37,149

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$364,594	$—
Written Options(3)	—	38,946

	$364,594	$38,946

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$28,444
Purchased Options(2)	932,003	—

	$932,003	$28,444

	CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$2,460,350	$—

	$2,460,350	$—

www.calamos.com	149

Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$865,815	$—

	$865,815	$—

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$77,114
Purchased Options(2)	18,990,200	—
Written Options(3)	—	98,566,562

	$18,990,200	$98,643,676

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$104,675	$—
Written Options(3)	—	642,835

	$104,675	$642,835

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased Options(2)	$1,478,549	$—
Written Options(3)	—	589,205

	$1,478,549	$589,205

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2017:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust Company	ISDA	$—	$37,149	$—	$—	$37,149

		$—	$37,149	$—	$—	$37,149

GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust Company	ISDA	$—	$28,444	$—	$—	$28,444

		$—	$28,444	$—	$—	$28,444

MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
JPMorgan Chase Bank, N.A.	ISDA	$—	$77,114	$—	$—	$77,114

		$—	$77,114	$—	$—	$77,114

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

For the period ended April 30, 2017, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS	OPTIONS PURCHASED	OPTIONS WRITTEN
Growth Fund	—	11,032	21,627
Opportunistic Value Fund	—	—	—
Dividend Growth Fund	—	—	—
International Growth Fund	43,632,944	6,780	—
Evolving World Growth Fund	—	41,752	8,000
Emerging Market Equity Fund	—	133	—
Global Equity Fund	30,578,665	1,930	—
Growth and Income Fund	—	26,872	27,100
Global Growth and Income Fund	41,043,066	19,127	7,010
Convertible Fund	1,936,420	7,025	—
Global Convertible Fund	—	4,238	44
Total Return Bond Fund	—	—	—
High Income Fund	—	—	—
Market Neutral Income Fund	—	111,918	66,523
Hedged Equity Income Fund	—	810	414
Phineus Long/Short Fund	—	116,822	135,710

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

www.calamos.com	151

Notes to Financial Statements    (Unaudited)

At April 30, 2017, securities were on loan for the Funds below:

	VALUE OF SECURITIES ON LOAN TO BROKERS-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO COUNTERPARTY
FUND		EQUITY	FIXED INCOME	TOTAL
Growth Fund	$12,007,109	$12,671,505	$—	$12,671,505	$664,396
Opportunistic Value Fund	216,476	221,375	—	221,375	4,899
Dividend Growth Fund	—	—	—	—	—
International Growth Fund	1,502,784	1,582,768	—	1,582,768	79,984
Evolving World Growth Fund	—	—	—	—	—
Emerging Market Equity Fund	104,244	107,100	—	107,100	2,856
Global Equity Fund	635,383	669,201	—	669,201	33,818
Growth and Income Fund	44,876,101	107,442	45,622,411	45,729,853	853,752
Global Growth and Income Fund	8,889,314	—	9,060,480	9,060,480	171,166
Convertible Fund	35,765,580	—	36,542,425	36,542,425	776,845
Global Convertible Fund	705,955	—	721,495	721,495	15,540
Total Return Bond Fund	259,193	—	264,290	264,290	5,097
High Income Fund	2,208,572	2,278,690	—	2,278,690	70,118
Market Neutral Income Fund	27,647,635	125,820	28,429,273	28,555,093	907,458
Hedged Equity Income Fund	—	—	—	—	—
Phineus Long/Short Fund	3,192,187	3,369,112	—	3,369,112	176,925

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,722,890,664	$—	$—	$1,722,890,664
Purchased Options	3,832,488	—	—	3,832,488
Short Term Investments	6,486,676	—	—	6,486,676
Investment of Cash Collateral For Securities Loaned	2,232,182	4,107,214	—	6,339,396

Total	1,735,442,010	$4,107,214	$—	$1,739,549,224

Liabilities:
Written Options	$519,355	$—	$—	$519,355

Total	$519,355	$—	$—	$519,355

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$54,827,308	$—	$—	$54,827,308
Short Term Investments	215,044	—	—	215,044
Investment of Cash Collateral For Securities Loaned	38,997	71,754	—	110,751

Total	$55,081,349	$71,754	$—	$55,153,103

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$29,494,511	$—	$—	$29,494,511
Short Term Investments	54,964	—	—	54,964

Total	$29,549,475	$—	$—	$29,549,475

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$16,141,454	$228,876,959	$—	$245,018,413
Common Stocks U.S.	35,650,601	—	—	35,650,601
Purchased Options	618,273	—	—	618,273
Short Term Investments	2,272,820	—	—	2,272,820
Investment of Cash Collateral For Securities Loaned	278,817	513,022	—	791,839

Total	$54,961,965	$229,389,981	$—	$284,351,946

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$16,374,982	$16,374,982	$—

Total	$—	$16,374,982	$16,374,982	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

www.calamos.com	153

Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$41,106,890	$—	$41,106,890
Sovereign Bonds	—	2,330,685	—	2,330,685
Convertible Preferred Stocks	—	12,591,941	—	12,591,941
Common Stocks Foreign	24,422,439	192,128,256	—	216,550,695
Common Stocks U.S.	39,704,655	—	—	39,704,655
Purchased Options	227,475	—	—	227,475
Short Term Investments	1,973	—	—	1,973

Total	$64,356,542	$248,157,772	$—	$312,514,314

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$—	$30,535,017	$30,535,017	$—

Total	$—	$30,535,017	$30,535,017	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,427,451	$8,029,275	$—	$9,456,726
Common Stocks U.S.	4,502,613	—	—	4,502,613
Exchange-Traded Funds	553,001	—	—	553,001
Purchased Options	1,365	—	—	1,365
Short Term Investments	395,734	—	—	395,734
Investment of Cash Collateral For Securities Loaned	18,867	34,714	—	53,581

Total	$6,899,031	$8,063,989	$—	$14,963,020

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$—	$86,098	$86,098	$—

Total	$—	$86,098	$86,098	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$57,873,697	$—	$—	$57,873,697
Common Stocks Foreign	1,322,691	57,763,988	—	59,086,679
Short Term Investments	2,405,197	—	—	2,405,197
Investment of Cash Collateral For Securities Loaned	117,885	216,908	—	334,793

Total	$61,719,470	$57,980,896	$—	$119,700,366

Liabilities:
Forward Foreign Currency Contracts	$—	$37,149	$—	$37,149

Total	$—	$37,149	$—	$37,149

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$6,521,570	$6,521,570	$—

Total	$—	$6,521,570	$6,521,570	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$332,783,868	$—	$332,783,868
Corporate Bonds	—	127,024,899	—	127,024,899
U.S. Government and Agency Securities	—	22,191,043	—	22,191,043
Convertible Preferred Stocks	150,074,294	42,998,672	—	193,072,966
Common Stocks U.S.	1,366,290,028	—	—	1,366,290,028
Exchange-Traded Funds	5,565,868	—	—	5,565,868
Purchased Options	364,594	—	—	364,594
Short Term Investments	31,011,038	—	—	31,011,038
Investment of Cash Collateral For Securities Loaned	8,055,660	14,822,415	—	22,878,075

Total	$1,561,361,482	$539,820,897	$—	$2,101,182,379

Liabilities:
Written Options	$38,946	$—	$—	$38,946

Total	$38,946	$—	$—	$38,946

www.calamos.com	155

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$72,548,015	$—	$72,548,015
Synthetic Convertible Securities (Corporate Bonds)	—	3,603,576	—	3,603,576
Synthetic Convertible Securities (Purchased Options)	752,337	—	—	752,337
Convertible Preferred Stocks	11,107,532	4,123,998	—	15,231,530
Common Stocks U.S.	69,900,055	—	—	69,900,055
Common Stocks Foreign	—	61,011,594	—	61,011,594
Sovereign Bonds	—	1,317,333	—	1,317,333
Purchased Options	179,666	—	—	179,666
Short Term Investments	1,113,762	—	—	1,113,762
Investment of Cash Collateral For Securities Loaned	1,596,072	2,936,773	—	4,532,845

Total	$84,649,424	$145,541,289	$—	$230,190,713

Liabilities:
Forward Foreign Currency Contracts	$—	$28,444	$—	$28,444

Total	$—	$28,444	$—	$28,444

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$8,763,327	$8,763,327	$—

Total	$—	$8,763,327	$8,763,327	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$441,595,133	$—	$441,595,133
Synthetic Convertible Securities (Purchased Options)	2,259,800	—	—	2,259,800
Convertible Preferred Stocks	107,624,838	12,781,563	—	120,406,401
Common Stocks U.S.	18,917,150	—	—	18,917,150
Purchased Options	200,550	—	—	200,550
Short Term Investments	19,308,869	—	—	19,308,869
Investment of Cash Collateral For Securities Loaned	6,437,225	11,844,495	—	18,281,720

Total	$154,748,432	$466,221,191	$—	$620,969,623

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$55,749,230	$—	$55,749,230
Synthetic Convertible Securities (Corporate Bonds)	—	5,364,764	—	5,364,764
Synthetic Convertible Securities (Purchased Options)	823,795	—	—	823,795
Convertible Preferred Stocks	10,016,283	529,246	—	10,545,529
Purchased Options	42,020	—	—	42,020
Short Term Investments	2,418,731	—	—	2,418,731
Investment of Cash Collateral For Securities Loaned	127,097	233,858	—	360,955

Total	$13,427,926	$61,877,098	$—	$75,305,024

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$56,513,177	$—	$56,513,177
U.S. Government and Agency Securities	—	21,566,823	—	21,566,823
Short Term Investments	2,760,893	—	—	2,760,893
Investment of Cash Collateral For Securities Loaned	46,557	85,664	—	132,221

Total	$2,807,450	$78,165,664	$—	$80,973,114

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$60,934,627	$—	$60,934,627
Convertible Preferred Stocks	1,304,535	—	—	1,304,535
Short Term Investments	309,212	—	—	309,212
Investment of Cash Collateral For Securities Loaned	401,408	738,592	—	1,140,000

Total	$2,015,155	$61,673,219	$—	$63,688,374

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,889,718,247	$—	$1,889,718,247
Synthetic Convertible Securities (Corporate Bonds)	—	175,829,096	—	175,829,096
Synthetic Convertible Securities (Purchased Options)	13,507,732	—	—	13,507,732
Convertible Preferred Stocks	114,719,220	92,668,030	—	207,387,250
Common Stocks U.S.	2,093,490,338	—	—	2,093,490,338
Exchange-Traded Funds	21,465,769	—	—	21,465,769
Purchased Options	5,482,468	—	—	5,482,468
Short Term Investments	27,057,338	—	—	27,057,338
Investment of Cash Collateral For Securities Loaned	5,030,196	9,255,561	—	14,285,757

Total	$2,280,753,061	$2,158,215,373	$—	$4,448,223,995

Liabilities:
Common Stocks Sold Short U.S.	$1,358,350,990	$—	$—	$1,358,350,990
Common Stocks Sold Short Foreign	—	29,253,837	—	29,253,837
Written Options	98,566,562	—	—	98,566,562
Forward Foreign Currency Contracts	—	77,114	—	77,114

Total	$1,456,917,552	$29,330,951	$—	$1,486,248,503

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$15,245,871	$—	$—	$15,245,871
Exchange-Traded Funds	157,847	—	—	157,847
Purchased Options	104,675	—	—	104,675
Short Term Investments	48,142	—	—	48,142

Total	$15,556,535	$—	$—	$15,556,535

Liabilities:
Written Options	$642,835	$—	$—	$642,835

Total	$642,835	$—	$—	$642,835

www.calamos.com	157

Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$178,389,622	$—	$—	$178,389,622
Common Stocks Foreign	120,041	5,241,264	—	5,361,305
Exchange-Traded Funds	36,710,074	—	—	36,710,074
Purchased Options	1,478,549	—	—	1,478,549
Short Term Investments	18,642,010	—	—	18,642,010
Investment of Cash Collateral For Securities Loaned	593,495	1,092,030	—	1,685,525

Total	$235,933,791	$6,333,294	$—	$242,267,085

Liabilities:
Common Stocks Sold Short U.S.	$9,222,617	$—	$—	$9,222,617
Exchange-Traded Funds Sold Short	98,089,658	—	—	98,089,658
Written Options	589,205	—	—	589,205

Total	$107,901,480	$—	$—	$107,901,480

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the six months ended April 30, 2017:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	536,125	$16,399,748	200,248	$2,693,000	501,842	$5,426,923
Shares issued as reinvestment of distributions	1,224,344	36,216,101	17,447	238,151	6,948	77,009
Less shares redeemed	(6,667,779)	(204,813,072)	(470,861)	(6,414,931)	(705,441)	(7,833,180)

Net increase (decrease)	(4,907,310)	$(152,197,223)	(253,166)	$(3,483,780)	(196,651)	$(2,329,248)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	234	$6,234	—	$—
Shares issued as reinvestment of distributions	7,229	192,505	—	—
Less shares redeemed	(156,722)	(4,312,657)	(4,785)	(60,451)

Net increase (decrease)	(149,259)	$(4,113,918)	(4,785)	$(60,451)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	511,625	$10,510,920	68,031	$833,715	24,859	$263,623
Shares issued as reinvestment of distributions	1,177,543	23,927,671	212	2,636	133	1,452
Less shares redeemed	(5,381,774)	(113,822,963)	(73,183)	(902,745)	(32,581)	(359,769)

Net increase (decrease)	(3,692,606)	$(79,384,372)	(4,940)	$(66,394)	(7,589)	$(94,694)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	998,184	$38,975,325	136,404	$1,909,515	26,051	$289,177
Shares issued as reinvestment of distributions	240,851	9,039,128	11,927	166,853	2,634	29,327
Less shares redeemed	(2,439,672)	(94,736,620)	(158,562)	(2,225,211)	(376,543)	(4,182,906)

Net increase (decrease)	(1,200,637)	$(46,722,167)	(10,231)	$(148,843)	(347,858)	$(3,864,402)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	29,952	$867,828	489	$6,645	—	$—
Shares issued as reinvestment of distributions	9,051	253,058	6	86	—	—
Less shares redeemed	(94,717)	(2,784,740)	(2)	(24)	(10,725)	(118,095)

Net increase (decrease)	(55,714)	$(1,663,854)	493	$6,707	(10,725)	$(118,095)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792	$25,000	1,782	$25,000	2,161	$25,000

Net increase (decrease)	792	$25,000	1,782	$25,000	2,161	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	267,949	$4,400,748	1,063,397	$12,466,861	2,271	$19,843
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(2,418,812)	(39,779,459)	(4,386,910)	(52,430,476)	(5,111)	(40,135)

Net increase (decrease)	(2,150,863)	$(35,378,711)	(3,323,513)	$(39,963,615)	(2,840)	$(20,292)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	(10,724)	(165,758)	(5,589)	(63,679)

Net increase (decrease)	(10,724)	$(165,758)	(5,589)	$(63,679)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	77,298	$1,156,868	138,199	$1,562,303	13,503	$107,809
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(701,130)	(10,654,909)	(715,079)	(7,917,723)	(8,165)	(63,540)

Net increase (decrease)	(623,832)	$(9,498,041)	(576,880)	$(6,355,420)	5,338	$44,269

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,089,200	$18,547,988	3,569,921	$42,415,358	91,506	$727,853
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(4,539,694)	(76,225,411)	(7,523,203)	(87,899,936)	(45,532)	(376,267)

Net increase (decrease)	(3,450,494)	$(57,677,423)	(3,953,282)	$(45,484,578)	45,974	$351,586

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	79,317	$1,325,996	41,488	$486,743	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(86,400)	(1,396,486)	(45,487)	(531,787)	(10,017)	(82,398)

Net increase (decrease)	(7,083)	$(70,490)	(3,999)	$(45,044)	(10,017)	$(82,398)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,472	$25,000	2,073	$25,000	2,938	$25,000

Net increase (decrease)	1,472	$25,000	2,073	$25,000	2,938	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	112,687	$1,411,449	877,807	$26,697,053	283,159	$2,417,420
Shares issued as reinvestment of distributions	82,310	994,304	1,606,136	48,142,976	57,665	485,542
Less shares redeemed	(687,673)	(8,610,726)	(5,313,993)	(162,185,027)	(2,253,561)	(19,301,560)

Net increase (decrease)	(492,676)	$(6,204,973)	(2,830,050)	$(87,344,998)	(1,912,737)	$(16,398,598)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	88	$1,043	1,234	$46,381	32	$276
Shares issued as reinvestment of distributions	607	6,812	3,305	120,711	353	2,986
Less shares redeemed	(8,515)	(100,299)	(58,804)	(2,173,545)	(43,467)	(374,627)

Net increase (decrease)	(7,820)	$(92,444)	(54,265)	$(2,006,453)	(43,082)	$(371,365)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	28,424	$323,331	514,317	$15,607,675	290,108	$2,237,527
Shares issued as reinvestment of distributions	52,717	590,436	1,026,199	30,883,758	69,000	524,399
Less shares redeemed	(337,330)	(3,944,468)	(4,332,570)	(132,758,086)	(2,348,718)	(18,159,154)

Net increase (decrease)	(256,189)	$(3,030,701)	(2,792,054)	$(86,266,653)	(1,989,610)	$(15,397,228)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	504,241	$6,470,906	3,982,524	$117,282,529	973,767	$8,589,581
Shares issued as reinvestment of distributions	290,431	3,572,303	943,136	27,274,319	126,086	1,086,857
Less shares redeemed	(1,911,004)	(24,535,909)	(5,455,678)	(160,598,337)	(7,677,491)	(66,410,170)

Net increase (decrease)	(1,116,332)	$(14,492,700)	(530,018)	$(16,041,489)	(6,577,638)	$(56,733,732)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,830	$265,089	36,186	$1,097,619	9,578	$80,922
Shares issued as reinvestment of distributions	13,200	155,230	22,051	655,929	698	5,785
Less shares redeemed	(66,528)	(811,980)	(91,289)	(2,775,031)	(18,905)	(158,558)

Net increase (decrease)	(31,498)	$(391,661)	(33,052)	$(1,021,483)	(8,629)	$(71,851)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,953	$25,000	805	$25,000	2,867	$25,000

Net increase (decrease)	1,953	$25,000	805	$25,000	2,867	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

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Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,080,649	$34,532,536	910,164	$9,194,691	274,268	$2,836,658
Shares issued as reinvestment of distributions	180,376	2,944,893	23,113	227,842	62,980	648,836
Less shares redeemed	(3,715,219)	(61,217,310)	(581,832)	(5,874,712)	(1,064,864)	(10,972,217)

Net increase (decrease)	(1,454,194)	$(23,739,881)	351,445	$3,547,821	(727,616)	$(7,486,723)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	67	$1,413			—	$—
Shares issued as reinvestment of distributions	613	12,855			358	3,684
Less shares redeemed	(134,984)	(2,855,273)			(47,462)	(488,698)

Net increase (decrease)	(134,304)	$(2,841,005)			(47,104)	$(485,014)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	165,519	$2,693,097	43,870	$444,014	58,033	$597,592
Shares issued as reinvestment of distributions	97,617	1,576,896	1,354	13,280	9,508	97,846
Less shares redeemed	(2,444,711)	(39,756,800)	(69,254)	(690,484)	(370,554)	(3,812,410)

Net increase (decrease)	(2,181,575)	$(35,486,807)	(24,030)	$(233,190)	(303,013)	$(3,116,972)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,183,358	$47,521,633	858,448	$8,686,521	145,046	$1,493,558
Shares issued as reinvestment of distributions	237,280	3,492,925	41,744	413,090	28,009	288,461
Less shares redeemed	(6,252,849)	(92,557,492)	(1,996,764)	(20,281,209)	(433,770)	(4,460,184)

Net increase (decrease)	(2,832,211)	$(41,542,934)	(1,096,572)	$(11,181,598)	(260,715)	$(2,678,165)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,993	$183,705	12,369	$125,757	2,171	$22,325
Shares issued as reinvestment of distributions	1,019	16,567	325	3,196	119	1,220
Less shares redeemed	(23,684)	(384,385)	(4,699)	(47,908)	(17,850)	(184,474)

Net increase (decrease)	(11,672)	$(184,113)	7,995	$81,045	(15,560)	$(160,929)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,484	$25,000	2,456	$25,000	2,418	$25,000

Net increase (decrease)	1,484	$25,000	2,456	$25,000	2,418	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

162	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	740,932	$6,445,771	12,130,077	$159,327,796	209,816	$2,167,972
Shares issued as reinvestment of distributions	103,650	905,441	1,462,010	19,078,159	4,092	42,079
Less shares redeemed	(1,268,946)	(11,022,654)	(19,622,557)	(258,054,886)	(614,288)	(6,314,648)

Net increase (decrease)	(424,364)	$(3,671,442)	(6,030,470)	$(79,648,931)	(400,380)	$(4,104,597)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	10	$93	34	$472
Shares issued as reinvestment of distributions	315	2,908	313	4,353
Less shares redeemed	(21,190)	(196,081)	(18,513)	(258,174)

Net increase (decrease)	(20,865)	$(193,080)	(18,166)	$(253,349)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	79,881	$730,754	2,083,509	$27,809,192	476	$5,000
Shares issued as reinvestment of distributions	30,147	275,949	337,151	4,469,902	29	293
Less shares redeemed	(334,455)	(3,052,823)	(3,478,506)	(46,466,099)	(757)	(7,897)

Net increase (decrease)	(224,427)	$(2,046,120)	(1,057,846)	$(14,187,005)	(252)	$(2,604)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	224,196	$1,952,062	69,557,684	$904,615,113	50,493	$525,108
Shares issued as reinvestment of distributions	23,200	202,612	4,204,638	54,299,800	4,342	44,877
Less shares redeemed	(963,611)	(8,276,155)	(32,039,832)	(416,765,751)	(56,494)	(581,828)

Net increase (decrease)	(716,215)	$(6,121,481)	41,722,490	$542,149,162	(1,659)	$(11,843)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	460	$3,987	122,018	$1,598,933	—	$—
Shares issued as reinvestment of distributions	358	3,117	9,196	119,602	—	—
Less shares redeemed	(15,431)	(134,765)	(150,460)	(1,973,773)	(10,223)	(104,618)

Net increase (decrease)	(14,613)	$(127,661)	(19,246)	$(255,238)	(10,223)	$(104,618)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,818	$25,000	1,891	$25,000	2,376	$25,000

Net increase (decrease)	2,818	$25,000	1,891	$25,000	2,376	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

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Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars
Shares sold	2,804,904	$32,997,197
Shares issued as reinvestment of distributions	15,592	181,954
Less shares redeemed	(1,057,461)	(12,477,034)

Net increase (decrease)	1,763,035	$20,702,117

Class B	Shares	Dollars
Shares sold
Shares issued as reinvestment of distributions
Less shares redeemed

Net increase (decrease)

Class C	Shares	Dollars
Shares sold	875,557	$10,256,980
Shares issued as reinvestment of distributions	4,605	53,460
Less shares redeemed	(62,277)	(709,578)

Net increase (decrease)	817,885	$9,600,862

Class I	Shares	Dollars
Shares sold	12,027,337	$142,101,498
Shares issued as reinvestment of distributions	50,070	585,816
Less shares redeemed	(732,311)	(8,672,364)

Net increase (decrease)	11,345,096	$134,014,950

Class R	Shares	Dollars
Shares sold
Shares issued as reinvestment of distributions
Less shares redeemed

Net increase (decrease)

Class T(b)	Shares	Dollars
Shares sold	2,119	$25,000

Net increase (decrease)	2,119	$25,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 27, 2017.

164	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year October 31, 2016
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,420,759	$74,951,705	441,188	$5,220,392	963,729	$9,644,883
Shares issued through acquisition(a)	329,778	10,030,638	—	—	—	—
Shares issued as reinvestment of distributions	10,531,182	326,045,403	243,389	2,959,618	94,948	957,026
Less shares redeemed	(12,800,087)	(405,118,814)	(1,408,907)	(17,906,621)	(1,493,096)	(14,972,520)

Net increase (decrease)	481,632	$5,908,932	(724,330)	$(9,726,611)	(434,419)	$(4,370,611)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	13,626	$380,392	2,903	$33,401	—	$—
Shares issued through acquisition(a)	4,472	123,134	—	—	—	—
Shares issued as reinvestment of distributions	155,686	4,390,329	857	9,671	—	—
Less shares redeemed	(456,318)	(13,187,661)	(9,910)	(116,242)	—	—

Net increase (decrease)	(282,534)	$(8,293,806)	(6,150)	$(73,170)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,556,241	$55,425,267	107,453	$1,172,496	43,502	$434,825
Shares issued through acquisition(a)	380,620	8,104,562	—	—	—	—
Shares issued as reinvestment of distributions	9,087,699	198,202,721	34,609	383,118	1,980	19,740
Less shares redeemed	(10,046,516)	(229,784,621)	(174,272)	(1,963,620)	(18,485)	(184,466)

Net increase (decrease)	1,978,044	$31,947,929	(32,210)	$(408,006)	26,997	$270,099

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,877,142	$71,940,657	196,980	$2,447,896	256,690	$2,562,852
Shares issued through acquisition(a)	741,130	28,346,829	—	—	—	—
Shares issued as reinvestment of distributions	2,054,942	79,834,503	106,209	1,324,421	28,148	284,308
Less shares redeemed	(5,460,694)	(220,107,991)	(418,192)	(5,423,063)	(215,321)	(2,208,434)

Net increase (decrease)	(787,480)	$(39,986,002)	(115,003)	$(1,650,746)	69,517	$638,726

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	65,053	$1,876,435	432	$5,516	412	$4,093
Shares issued through acquisition(a)	15,046	433,731	—	—	—	—
Shares issued as reinvestment of distributions	76,092	2,237,107	986	11,865	283	2,839
Less shares redeemed	(113,875)	(3,258,467)	(2,823)	(34,131)	(414)	(4,333)

Net increase (decrease)	42,316	$1,288,806	(1,405)	$(16,750)	281	$2,599

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,640,700	$26,899,466	3,929,920	$45,257,335	44,047	$385,396
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	13,538	230,151	7,428	87,352	578	4,645
Less shares redeemed	(7,122,292)	(117,266,399)	(5,546,773)	(64,934,230)	(54,690)	(466,093)

Net increase (decrease)	(5,468,054)	$(90,136,782)	(1,609,425)	$(19,589,543)	(10,065)	$(76,052)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,333	$20,067	673	$7,666	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	82	1,299	—	—	—	—
Less shares redeemed	(52,535)	(798,851)	(33,513)	(371,646)	—	—

Net increase (decrease)	(51,120)	$(777,485)	(32,840)	$(363,980)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	488,827	$7,688,870	704,001	$7,902,010	21,297	$176,713
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	3,680	58,077	—	—	—	—
Less shares redeemed	(1,169,882)	(17,691,360)	(1,144,566)	(12,826,063)	(17,144)	(138,968)

Net increase (decrease)	(677,375)	$(9,944,413)	(440,565)	$(4,924,053)	4,153	$37,745

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,579,771	$42,885,953	12,424,794	$143,960,959	82,690	$682,108
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	22,879	395,348	88,404	1,044,052	5,011	40,287
Less shares redeemed	(9,409,618)	(155,568,489)	(20,364,420)	(244,871,727)	(78,388)	(621,551)

Net increase (decrease)	(6,806,968)	$(112,287,188)	(7,851,222)	$(99,866,716)	9,313	$100,844

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,356	$1,732,641	113,899	$1,314,194	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	459	7,651	—	—	—	—
Less shares redeemed	(285,661)	(4,695,656)	(70,029)	(815,554)	—	—

Net increase (decrease)	(176,846)	$(2,955,364)	43,870	$498,640	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

166	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	377,489	$4,699,884	2,480,018	$74,362,024	1,035,690	$8,614,912
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	49,667	630,271	2,233,101	66,285,591	148,082	1,237,967
Less shares redeemed	(3,216,087)	(41,405,507)	(8,747,543)	(261,100,904)	(4,116,639)	(34,354,947)

Net increase (decrease)	(2,788,931)	$(36,075,352)	(4,034,424)	$(120,453,289)	(2,932,867)	$(24,502,068)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,373	$64,245	4,924	$178,691	3,592	$30,546
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	756	9,020	9,662	345,382	2,344	19,852
Less shares redeemed	(31,339)	(362,306)	(173,581)	(6,212,529)	(182,393)	(1,526,415)

Net increase (decrease)	(25,210)	$(289,041)	(158,995)	$(5,688,456)	(176,457)	$(1,476,017)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	159,916	$1,908,414	1,506,178	$45,187,177	750,225	$5,681,730
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	28,225	335,880	1,399,422	41,763,903	171,112	1,302,161
Less shares redeemed	(520,612)	(5,997,229)	(6,440,748)	(193,120,351)	(4,274,795)	(32,288,686)

Net increase (decrease)	(332,471)	$(3,752,935)	(3,535,148)	$(106,169,271)	(3,353,458)	$(25,304,795)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,200,151	$14,837,384	4,127,618	$118,854,068	2,902,459	$24,722,955
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	117,373	1,511,766	1,177,314	33,795,829	185,762	1,593,836
Less shares redeemed	(1,760,042)	(22,206,273)	(6,494,362)	(187,077,299)	(5,349,199)	(45,602,646)

Net increase (decrease)	(442,518)	$(5,857,123)	(1,189,430)	$(34,427,402)	(2,260,978)	$(19,285,855)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	56,326	$675,684	97,296	$2,890,251	36,269	$300,392
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	7,619	94,478	29,671	874,507	1,522	12,576
Less shares redeemed	(270,225)	(3,373,094)	(170,807)	(5,049,308)	(39,542)	(320,649)

Net increase (decrease)	(206,280)	$(2,602,932)	(43,840)	$(1,284,550)	(1,751)	$(7,681)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,564,606	$39,872,931	2,445,639	$23,498,208	2,763,470	$28,740,503
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	889,576	14,005,378	48,255	470,462	200,116	2,074,586
Less shares redeemed	(12,429,348)	(194,748,065)	(1,628,397)	(15,896,032)	(2,419,485)	(25,415,647)

Net increase (decrease)	(8,975,166)	$(140,869,756)	865,497	$8,072,638	544,101	$5,399,442

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,695	$53,973	—	$—	6,335	$64,753
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	5,571	113,235	—	—	2,336	24,120
Less shares redeemed	(74,089)	(1,492,159)	—	—	(49,475)	(517,576)

Net increase (decrease)	(65,823)	$(1,324,951)	—	$—	(40,804)	$(428,703)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	757,503	$11,817,695	206,973	$2,004,076	403,497	$4,193,883
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	512,741	8,021,905	2,198	21,373	34,431	355,839
Less shares redeemed	(5,216,413)	(81,297,003)	(88,763)	(850,056)	(400,129)	(4,167,958)

Net increase (decrease)	(3,946,169)	$(61,457,403)	120,408	$1,175,393	37,799	$381,764

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,193,890	$100,545,540	5,309,374	$51,876,737	1,094,099	$11,405,878
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	1,189,379	16,914,327	86,141	841,676	74,536	773,327
Less shares redeemed	(22,125,125)	(317,496,580)	(2,908,351)	(27,637,252)	(650,630)	(6,818,618)

Net increase (decrease)	(13,741,856)	$(200,036,713)	2,487,164	$25,081,161	518,005	$5,360,587

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,845	$380,047	37,281	$367,130	29,115	$303,196
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	4,504	70,747	394	3,869	968	10,020
Less shares redeemed	(50,603)	(796,635)	(11,278)	(108,893)	(5,930)	(62,544)

Net increase (decrease)	(22,254)	$(345,841)	26,397	$262,106	24,153	$250,672

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

168	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,446,493	$27,783,023	27,443,580	$353,177,966	506,183	$4,845,501
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	287,497	2,388,494	2,107,983	26,948,663	14,365	141,262
Less shares redeemed	(7,254,152)	(60,344,606)	(36,002,859)	(462,540,471)	(61,573)	(609,256)

Net increase (decrease)	(3,520,162)	$(30,173,089)	(6,451,296)	$(82,413,842)	458,975	$4,377,507

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	244	$2,224	2,012	$27,674	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	1,629	14,283	1,270	17,182	—	—
Less shares redeemed	(47,522)	(418,625)	(99,633)	(1,356,816)	—	—

Net increase (decrease)	(45,649)	$(402,118)	(96,351)	$(1,311,960)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,103	$1,245,569	4,046,535	$52,816,487	12,645	$124,255
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	73,448	640,117	406,477	5,267,812	177	1,738
Less shares redeemed	(623,449)	(5,452,124)	(6,074,802)	(79,484,389)	(7,282)	(69,040)

Net increase (decrease)	(406,898)	$(3,566,438)	(1,621,790)	$(21,400,090)	5,540	$56,953

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,056,848	$8,908,057	89,038,895	$1,133,090,575	298,658	$2,948,467
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	82,940	689,265	4,913,513	62,172,168	12,608	124,161
Less shares redeemed	(1,398,571)	(11,634,261)	(78,359,381)	(996,033,683)	(62,817)	(619,609)

Net increase (decrease)	(258,783)	$(2,036,939)	15,593,027	$199,229,060	248,449	$2,453,019

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,857	$161,935	254,948	$3,284,885	1,060	$10,005
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	416	3,438	12,251	155,932	169	1,657
Less shares redeemed	(5,508)	(46,101)	(265,902)	(3,400,513)	(1,060)	(10,276)

Net increase (decrease)	13,765	$119,272	1,297	$40,304	169	$1,386

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND(a)
Class A	Shares	Dollars
Shares sold	500,212	$5,129,262
Shares issued through acquisition(b)	915,240	9,628,330
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(50,385)	(522,055)

Net increase (decrease)	1,365,067	$14,235,537

Class C	Shares	Dollars
Shares sold	104,245	$1,075,355
Shares issued through acquisition(b)	357,494	3,746,574
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(1,733)	(17,449)

Net increase (decrease)	460,006	$4,804,480

Class I	Shares	Dollars
Shares sold	2,782,557	$28,931,545
Shares issued through acquisition(b)	2,487,499	26,218,239
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(53,348)	(559,839)

Net increase (decrease)	5,216,708	$54,589,945

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

(b)	See Note 1 of Notes to Financial Statements.

170	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.12		$42.80	$50.16	$58.75	$49.90	$51.06
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.07)	(0.07)	(0.20)	(0.05)	(0.22)
Net realized and unrealized gain (loss)	3.63		(1.67)	2.84	6.90	12.63	1.21
Total from investment operations	3.56		(1.74)	2.77	6.70	12.58	0.99
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of period	$32.48		$30.12	$42.80	$50.16	$58.75	$49.90
Ratios and supplemental data:
Total return(b)	12.22%		(4.76% )	6.55%	13.84%	26.95%	2.26%
Net assets, end of period (000)	$937,859		$1,017,541	$1,424,967	$1,718,674	$2,237,328	$3,241,595
Ratio of net expenses to average net assets	1.39%	(c)	1.34%	1.31%	1.26%	1.26%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	(c)	1.34%	1.31%	1.26%	1.26%	1.29%
Ratio of net investment income (loss) to average net assets	(0.49%	)(c)	(0.21% )	(0.17% )	(0.42% )	(0.10% )	(0.44% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	64.7%		90.0%	60.0%	41.8%	67.1%	57.0%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.26		$40.02	$47.84	$57.05	$48.90	$50.44
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.28)	(0.37)	(0.56)	(0.43)	(0.59)
Net realized and unrealized gain (loss)	3.26		(1.54)	2.68	6.64	12.31	1.20
Total from investment operations	3.10		(1.82)	2.31	6.08	11.88	0.61
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of period	$29.16		$27.26	$40.02	$47.84	$57.05	$48.90
Ratios and supplemental data:
Total return(b)	11.80%		(5.46% )	5.76%	12.97%	26.00%	1.50%
Net assets, end of period (000)	$2,070		$6,003	$20,119	$36,835	$84,895	$171,357
Ratio of net expenses to average net assets	2.14%	(c)	2.09%	2.06%	2.00%	2.02%	2.03%
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	(c)	2.09%	2.06%	2.00%	2.02%	2.03%
Ratio of net investment income (loss) to average net assets	(1.16%	)(c)	(0.97% )	(0.91% )	(1.17% )	(0.86% )	(1.18% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.08		$33.48	$41.66	$51.58	$44.56	$46.16
Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.21)	(0.32)	(0.48)	(0.38)	(0.54)
Net realized and unrealized gain (loss)	2.50		(1.25)	2.27	5.85	11.13	1.09
Total from investment operations	2.37		(1.46)	1.95	5.37	10.75	0.55
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of period	$22.25		$21.08	$33.48	$41.66	$51.58	$44.56
Ratios and supplemental data:
Total return(b)	11.80%		(5.45% )	5.75%	12.97%	26.00%	1.51%
Net assets, end of period (000)	$488,274		$540,422	$792,046	$959,445	$1,096,492	$1,272,104
Ratio of net expenses to average net assets	2.14%	(c)	2.09%	2.06%	2.01%	2.01%	2.04%
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	(c)	2.09%	2.06%	2.01%	2.01%	2.04%
Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(0.96% )	(0.92% )	(1.17% )	(0.85% )	(1.19% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.88		$50.84	$57.59	$65.15	$54.81	$55.72
Income from investment operations:
Net investment income (loss)(a)	(0.05)		0.02	0.05	(0.10)	0.08	(0.10)
Net realized and unrealized gain (loss)	4.61		(2.04)	3.33	7.83	13.99	1.34
Total from investment operations	4.56		(2.02)	3.38	7.73	14.07	1.24
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of period	$41.24		$37.88	$50.84	$57.59	$65.15	$54.81
Ratios and supplemental data:
Total return(b)	12.36%		(4.51% )	6.80%	14.12%	27.27%	2.53%
Net assets, end of period (000)	$307,435		$327,872	$480,028	$759,432	$1,010,805	$1,690,739
Ratio of net expenses to average net assets	1.14%	(c)	1.09%	1.06%	1.01%	1.02%	1.04%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	(c)	1.09%	1.06%	1.01%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	(0.24%	)(c)	0.04%	0.09%	(0.18% )	0.15%	(0.19% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.55		$41.22	$48.78	$57.65	$49.15	$50.44
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.14)	(0.18)	(0.32)	(0.18)	(0.34)
Net realized and unrealized gain (loss)	3.43		(1.59)	2.75	6.74	12.41	1.20
Total from investment operations	3.32		(1.73)	2.57	6.42	12.23	0.86
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Total distributions	(1.20)		(10.94)	(10.13)	(15.29)	(3.73)	(2.15)
Net asset value, end of period	$30.67		$28.55	$41.22	$48.78	$57.65	$49.15
Ratios and supplemental data:
Total return(b)	12.08%		(4.96% )	6.28%	13.56%	26.62%	2.02%
Net assets, end of period (000)	$6,261		$7,417	$8,966	$10,089	$11,634	$15,879
Ratio of net expenses to average net assets	1.64%	(c)	1.59%	1.56%	1.51%	1.51%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	(c)	1.59%	1.56%	1.51%	1.51%	1.54%
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.46% )	(0.43% )	(0.67% )	(0.35% )	(0.68% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$31.58
Income from investment operations:
Net investment income (loss)(a)	(0.04)
Net realized and unrealized gain (loss)	0.95
Total from investment operations	0.91
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$32.49
Ratios and supplemental data:
Total return(b)	2.88%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.37%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	(c)
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.60		$13.61	$15.07	$15.22	$12.15	$11.25
Income from investment operations:
Net investment income (loss)(a)	0.08		0.21	0.19	0.18	0.18	0.10
Net realized and unrealized gain (loss)	1.29		(0.15)	(0.52)	0.92	3.07	0.80
Total from investment operations	1.37		0.06	(0.33)	1.10	3.25	0.90
Distributions:
Dividends from net investment income	(0.10)		(0.16)	(0.14)	(0.14)	(0.18)	—
Dividends from net realized gains	—		(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.10)		(1.07)	(1.13)	(1.25)	(0.18)	—
Net asset value, end of period	$13.87		$12.60	$13.61	$15.07	$15.22	$12.15
Ratios and supplemental data:
Total return(b)	10.85%		0.76%	(2.32% )	7.67%	27.12%	8.00%
Net assets, end of period (000)	$32,110		$32,350	$44,792	$58,419	$78,843	$38,992
Ratio of net expenses to average net assets	1.15%	(c)	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.66%	(c)	1.57%	1.61%	1.50%	1.53%	1.72%
Ratio of net investment income (loss) to average net assets	1.16%	(c)	1.67%	1.38%	1.19%	1.31%	0.84%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	44.3%		40.7%	139.8%	165.4%	250.3%	204.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.62		$12.55	$13.94	$14.17	$11.24	$10.49
Income from investment operations:
Net investment income (loss)(a)	0.03		0.11	0.08	0.06	0.07	0.02
Net realized and unrealized gain (loss)	1.18		(0.13)	(0.48)	0.85	2.88	0.73
Total from investment operations	1.21		(0.02)	(0.40)	0.91	2.95	0.75
Distributions:
Dividends from net investment income	—		—	—	(0.03)	(0.02)	—
Dividends from net realized gains	—		(0.91)	(0.99)	(1.11)	—	—
Total distributions	—		(0.91)	(0.99)	(1.14)	(0.02)	—
Net asset value, end of period	$12.83		$11.62	$12.55	$13.94	$14.17	$11.24
Ratios and supplemental data:
Total return(b)	10.41%		0.05%	(3.04% )	6.74%	26.28%	7.15%
Net assets, end of period (000)	$41		$92	$177	$348	$1,103	$1,195
Ratio of net expenses to average net assets	1.90%	(c)	1.88%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	(c)	2.33%	2.35%	2.24%	2.28%	2.47%
Ratio of net investment income (loss) to average net assets	0.49%	(c)	0.92%	0.63%	0.42%	0.59%	0.20%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.39		$12.38	$13.79	$14.09	$11.23	$10.48
Income from investment operations:
Net investment income (loss)(a)	0.02		0.10	0.08	0.06	0.08	0.02
Net realized and unrealized gain (loss)	1.18		(0.13)	(0.47)	0.85	2.85	0.73
Total from investment operations	1.20		(0.03)	(0.39)	0.91	2.93	0.75
Distributions:
Dividends from net investment income	(0.01)		(0.05)	(0.03)	(0.10)	(0.07)	—
Dividends from net realized gains	—		(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.01)		(0.96)	(1.02)	(1.21)	(0.07)	—
Net asset value, end of period	$12.58		$11.39	$12.38	$13.79	$14.09	$11.23
Ratios and supplemental data:
Total return(b)	10.51%		(0.04% )	(3.01% )	6.82%	26.27%	7.16%
Net assets, end of period (000)	$5,364		$4,915	$5,738	$9,964	$8,641	$3,753
Ratio of net expenses to average net assets	1.90%	(c)	1.87%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.41%	(c)	2.32%	2.35%	2.25%	2.28%	2.47%
Ratio of net investment income (loss) to average net assets	0.38%	(c)	0.91%	0.64%	0.44%	0.59%	0.16%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.94		$13.96	$15.44	$15.57	$12.41	$11.46
Income from investment operations:
Net investment income (loss)(a)	0.10		0.24	0.23	0.22	0.22	0.14
Net realized and unrealized gain (loss)	1.33		(0.14)	(0.53)	0.94	3.14	0.81
Total from investment operations	1.43		0.10	(0.30)	1.16	3.36	0.95
Distributions:
Dividends from net investment income	(0.13)		(0.21)	(0.19)	(0.18)	(0.20)	—
Dividends from net realized gains	—		(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.13)		(1.12)	(1.18)	(1.29)	(0.20)	—
Net asset value, end of period	$14.24		$12.94	$13.96	$15.44	$15.57	$12.41
Ratios and supplemental data:
Total return(b)	11.08%		0.98%	(2.08% )	7.87%	27.47%	8.29%
Net assets, end of period (000)	$18,193		$16,672	$19,583	$32,147	$20,857	$9,671
Ratio of net expenses to average net assets	0.90%	(c)	0.87%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.41%	(c)	1.32%	1.36%	1.25%	1.28%	1.48%
Ratio of net investment income (loss) to average net assets	1.39%	(c)	1.91%	1.63%	1.45%	1.56%	1.15%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.43		$13.44	$14.91	$15.09	$12.02	$11.16
Income from investment operations:
Net investment income (loss)(a)	0.06		0.18	0.15	0.14	0.14	0.07
Net realized and unrealized gain (loss)	1.28		(0.14)	(0.51)	0.90	3.07	0.79
Total from investment operations	1.34		0.04	(0.36)	1.04	3.21	0.86
Distributions:
Dividends from net investment income	(0.07)		(0.14)	(0.12)	(0.11)	(0.14)	—
Dividends from net realized gains	—		(0.91)	(0.99)	(1.11)	—	—
Total distributions	(0.07)		(1.05)	(1.11)	(1.22)	(0.14)	—
Net asset value, end of period	$13.70		$12.43	$13.44	$14.91	$15.09	$12.02
Ratios and supplemental data:
Total return(b)	10.75%		0.54%	(2.57% )	7.28%	26.94%	7.71%
Net assets, end of period (000)	$140		$121	$150	$144	$128	$98
Ratio of net expenses to average net assets	1.40%	(c)	1.37%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	(c)	1.83%	1.86%	1.75%	1.78%	1.97%
Ratio of net investment income (loss) to average net assets	0.89%	(c)	1.43%	1.11%	0.95%	1.08%	0.65%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$14.03
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.17)
Total from investment operations	(0.16)
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$13.87
Ratios and supplemental data:
Total return(b)	(1.14%	)
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.15%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.75%	(c)
Ratio of net investment income (loss) to average net assets	0.59%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.38		$10.52	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.17	0.39	0.05
Net realized and unrealized gain (loss)	1.32		0.11	(0.15)	0.24	0.31
Total from investment operations	1.36		0.21	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.03)		(0.08)	(0.15)	(0.18)	—
Dividends from net realized gains	—		(0.27)	(0.13)	(0.03)	—
Total distributions	(0.03)		(0.35)	(0.28)	(0.21)	—
Net asset value, end of period	$11.71		$10.38	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	13.13%		2.17%	0.21%	6.12%	3.60%
Net assets, end of period (000)	$23,828		$23,157	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.35%	(c)	1.33%	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.73%	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	0.77%	(c)	0.95%	1.66%	3.68%	1.99%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2017		2016	2015	2014	2013
Portfolio turnover rate	8.6%		11.5%	107.6%	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.26		$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.02	0.08	0.31	0.03
Net realized and unrealized gain (loss)	1.30		0.12	(0.15)	0.25	0.31
Total from investment operations	1.30		0.14	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.13)	(0.13)	—
Dividends from net realized gains	—		(0.27)	(0.13)	(0.03)	—
Total distributions	(0.01)		(0.29)	(0.26)	(0.16)	—
Net asset value, end of period	$11.55		$10.26	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	12.70%		1.42%	(0.63% )	5.40%	3.40%
Net assets, end of period (000)	$1,003		$969	$702	$418	$253
Ratio of net expenses to average net assets	2.10%	(c)	2.08%	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.60%	(c)	2.48%	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	0.02%	(c)	0.17%	0.77%	2.90%	1.39%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.39		$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06		0.12	0.20	0.42	0.05
Net realized and unrealized gain (loss)	1.32		0.12	(0.16)	0.23	0.32
Total from investment operations	1.38		0.24	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.04)		(0.13)	(0.15)	(0.20)	—
Dividends from net realized gains	—		(0.27)	(0.13)	(0.03)	—
Total distributions	(0.04)		(0.40)	(0.28)	(0.23)	—
Net asset value, end of period	$11.73		$10.39	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	13.35%		2.39%	0.47%	6.33%	3.70%
Net assets, end of period (000)	$4,937		$7,989	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	(c)	1.08%	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.58%	(c)	1.48%	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	1.13%	(c)	1.17%	1.91%	3.97%	2.13%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$11.57
Income from investment operations:
Net investment income (loss)(a)	—	**
Net realized and unrealized gain (loss)	0.14
Total from investment operations	0.14
Distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$11.70
Ratios and supplemental data:
Total return(b)	1.20%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	(c)
Ratio of net investment income (loss) to average net assets	0.14%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.65		$17.27	$19.27	$19.24	$17.27	$16.32
Income from investment operations:
Net investment income (loss)(a)	0.02		0.05	0.09	0.09	0.09	0.06
Net realized and unrealized gain (loss)	1.40		(0.65)	0.02	0.02	1.92	0.89
Total from investment operations	1.42		(0.60)	0.11	0.11	2.01	0.95
Distributions:
Dividends from net investment income	—		—	—	(0.08)	(0.04)	—
Dividends from net realized gains	—		(0.02)	(2.11)	—	—	—
Return of capital	—		(0.00)*	—	—	—	—
Total distributions	—		(0.02)	(2.11)	(0.08)	(0.04)	—
Net asset value, end of period	$18.07		$16.65	$17.27	$19.27	$19.24	$17.27
Ratios and supplemental data:
Total return(b)	8.53%		(3.46% )	0.94%	0.57%	11.64%	5.82%
Net assets, end of period (000)	$81,625		$111,036	$209,548	$254,400	$368,964	$459,516
Ratio of net expenses to average net assets	1.37%	(c)	1.38%	1.31%	1.39%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.47%	(c)	1.39%	1.31%	1.39%	1.48%	1.59%
Ratio of net investment income (loss) to average net assets	0.26%	(c)	0.32%	0.52%	0.43%	0.50%	0.36%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	55.6%		69.0%	65.0%	81.6%	73.4%	55.7%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014		2013		2012
Net asset value, beginning of period	$15.37		$16.06	$18.20	$18.24		$16.45		$15.67
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.09)	(0.05)	(0.09)		(0.05)		(0.07)
Net realized and unrealized gain (loss)	1.29		(0.58)	0.02	0.05		1.84		0.85
Total from investment operations	1.25		(0.67)	(0.03)	(0.04)		1.79		0.78
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	—		(0.02)	(2.11)	—		—		—
Return of capital	—		(0.00)*	—	—		—		—
Total distributions	—		(0.02)	(2.11)	—		—		—
Net asset value, end of period	$16.62		$15.37	$16.06	$18.20		$18.24		$16.45
Ratios and supplemental data:
Total return(b)	8.13%		(4.16% )	0.15%	(0.22%	)	10.88%		4.98%
Net assets, end of period (000)	$114		$270	$1,103	$2,302		$5,995		$9,542
Ratio of net expenses to average net assets	2.13%	(c)	2.12%	2.06%	2.15%		2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.13%	2.06%	2.15%		2.23%		2.34%
Ratio of net investment income (loss) to average net assets	(0.58%	)(c)	(0.56% )	(0.29% )	(0.46%	)	(0.26%	)	(0.45%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014		2013		2012
Net asset value, beginning of period	$15.35		$16.04	$18.18	$18.21		$16.43		$15.65
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)	(0.04)	(0.06)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	1.29		(0.60)	0.01	0.03		1.82		0.84
Total from investment operations	1.25		(0.67)	(0.03)	(0.03)		1.78		0.78
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	—		(0.02)	(2.11)	—		—		—
Return of capital	—		(0.00)*	—	—		—		—
Total distributions	—		(0.02)	(2.11)	—		—		—
Net asset value, end of period	$16.60		$15.35	$16.04	$18.18		$18.21		$16.43
Ratios and supplemental data:
Total return(b)	8.14%		(4.16% )	0.15%	(0.16%	)	10.83%		4.98%
Net assets, end of period (000)	$28,066		$35,537	$47,996	$59,756		$65,622		$65,621
Ratio of net expenses to average net assets	2.12%	(c)	2.13%	2.06%	2.13%		2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.22%	(c)	2.14%	2.06%	2.13%		2.23%		2.34%
Ratio of net investment income (loss) to average net assets	(0.47%	)(c)	(0.46% )	(0.23% )	(0.32%	)	(0.23%	)	(0.41%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.96		$17.54	$19.50	$19.48	$17.47	$16.47
Income from investment operations:
Net investment income (loss)(a)	0.04		0.09	0.14	0.13	0.14	0.10
Net realized and unrealized gain (loss)	1.43		(0.65)	0.01	0.03	1.94	0.90
Total from investment operations	1.47		(0.56)	0.15	0.16	2.08	1.00
Distributions:
Dividends from net investment income	—		—	—	(0.14)	(0.07)	—
Dividends from net realized gains	—		(0.02)	(2.11)	—	—	—
Return of capital	—		(0.00)*	—	—	—	—
Total distributions	—		(0.02)	(2.11)	(0.14)	(0.07)	—
Net asset value, end of period	$18.43		$16.96	$17.54	$19.50	$19.48	$17.47
Ratios and supplemental data:
Total return(b)	8.67%		(3.18% )	1.16%	0.80%	11.97%	6.07%
Net assets, end of period (000)	$168,013		$213,166	$339,909	$410,485	$460,587	$415,463
Ratio of net expenses to average net assets	1.12%	(c)	1.13%	1.06%	1.14%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.22%	(c)	1.14%	1.06%	1.14%	1.23%	1.34%
Ratio of net investment income (loss) to average net assets	0.53%	(c)	0.53%	0.78%	0.66%	0.79%	0.61%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.31		$16.95	$19.00	$18.98	$17.06	$16.16
Income from investment operations:
Net investment income (loss)(a)	0.01		0.02	0.05	0.03	0.06	0.02
Net realized and unrealized gain (loss)	1.35		(0.64)	0.01	0.03	1.88	0.88
Total from investment operations	1.36		(0.62)	0.06	0.06	1.94	0.90
Distributions:
Dividends from net investment income	—		—	—	(0.04)	(0.02)	—
Dividends from net realized gains	—		(0.02)	(2.11)	—	—	—
Return of capital	—		(0.00)*	—	—	—	—
Total distributions	—		(0.02)	(2.11)	(0.04)	(0.02)	—
Net asset value, end of period	$17.67		$16.31	$16.95	$19.00	$18.98	$17.06
Ratios and supplemental data:
Total return(b)	8.34%		(3.64% )	0.66%	0.33%	11.36%	5.57%
Net assets, end of period (000)	$5,988		$5,641	$8,861	$14,650	$19,550	$12,016
Ratio of net expenses to average net assets	1.62%	(c)	1.63%	1.56%	1.64%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.71%	(c)	1.64%	1.56%	1.64%	1.73%	1.84%
Ratio of net investment income (loss) to average net assets	0.13%	(c)	0.09%	0.29%	0.14%	0.33%	0.11%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$16.98
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.09
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$18.07
Ratios and supplemental data:
Total return(b)	6.42%
Net assets, end of period (000)	$27
Ratio of net expenses to average net assets	1.34%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	(c)
Ratio of net investment income (loss) to average net assets	2.10%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	185

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.11		$12.11	$13.73	$13.97	$12.83	$12.47
Income from investment operations:
Net investment income (loss)(a)	0.02		0.03	0.02	0.06	0.03	0.04
Net realized and unrealized gain (loss)	0.60		(0.02)	(1.31)	(0.18)	1.11	0.32
Total from investment operations	0.62		0.01	(1.29)	(0.12)	1.14	0.36
Distributions:
Dividends from net investment income	—		(0.01)	(0.03)	(0.01)	—	—
Dividends from net realized gains	—		—	(0.30)	(0.11)	—	—
Return of capital	—		(0.00)*	(0.00)*	—	—	—
Total distributions	—		(0.01)	(0.33)	(0.12)	—	—
Net asset value, end of period	$12.73		$12.11	$12.11	$13.73	$13.97	$12.83
Ratios and supplemental data:
Total return(b)	5.12%		0.08%	(9.56% )	(0.84% )	8.89%	2.89%
Net assets, end of period (000)	$65,429		$102,545	$121,946	$168,332	$164,273	$138,718
Ratio of net expenses to average net assets	1.72%	(c)	1.64%	1.65%	1.61%	1.63%	1.60%
Ratio of gross expenses to average net assets prior to expense reductions	1.72%	(c)	1.64%	1.65%	1.61%	1.63%	1.60%
Ratio of net investment income (loss) to average net assets	0.30%	(c)	0.23%	0.14%	0.45%	0.23%	0.32%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	56.1%		87.4%	58.8%	99.9%	85.8%	50.1%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016		2015	2014	2013		2012
Net asset value, beginning of period	$11.56		$11.62		$13.26	$13.59	$12.58		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.09)		(0.08)	(0.03)	(0.07)		(0.06)
Net realized and unrealized gain (loss)	0.57		0.03		(1.26)	(0.19)	1.08		0.32
Total from investment operations	0.54		(0.06)		(1.34)	(0.22)	1.01		0.26
Distributions:
Dividends from net investment income	—		—		—	—	—		—
Dividends from net realized gains	—		—		(0.30)	(0.11)	—		—
Return of capital	—		(0.00	)*	(0.00)*	—	—		—
Total distributions	—		—		(0.30)	(0.11)	—		—
Net asset value, end of period	$12.10		$11.56		$11.62	$13.26	$13.59		$12.58
Ratios and supplemental data:
Total return(b)	4.67%		(0.52%	)	(10.25% )	(1.59% )	8.03%		2.11%
Net assets, end of period (000)	$38		$101		$483	$713	$1,788		$1,595
Ratio of net expenses to average net assets	2.46%	(c)	2.41%		2.40%	2.35%	2.38%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.46%	(c)	2.41%		2.40%	2.35%	2.38%		2.34%
Ratio of net investment income (loss) to average net assets	(0.62%	)(c)	(0.86%	)	(0.60% )	(0.23% )	(0.52%	)	(0.46%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016		2015	2014	2013		2012
Net asset value, beginning of period	$11.55		$11.62		$13.26	$13.59	$12.57		$12.31
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.06)		(0.07)	(0.04)	(0.06)		(0.05)
Net realized and unrealized gain (loss)	0.56		(0.01)		(1.27)	(0.18)	1.08		0.31
Total from investment operations	0.54		(0.07)		(1.34)	(0.22)	1.02		0.26
Distributions:
Dividends from net investment income	—		—		—	—	—		—
Dividends from net realized gains	—		—		(0.30)	(0.11)	—		—
Return of capital	—		(0.00	)*	(0.00)*	—	—		—
Total distributions	—		—		(0.30)	(0.11)	—		—
Net asset value, end of period	$12.09		$11.55		$11.62	$13.26	$13.59		$12.57
Ratios and supplemental data:
Total return(b)	4.68%		(0.60%	)	(10.25% )	(1.59% )	8.11%		2.11%
Net assets, end of period (000)	$25,715		$31,231		$36,532	$44,611	$34,022		$21,527
Ratio of net expenses to average net assets	2.45%	(c)	2.39%		2.40%	2.37%	2.39%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.45%	(c)	2.39%		2.40%	2.37%	2.39%		2.35%
Ratio of net investment income (loss) to average net assets	(0.41%	)(c)	(0.54%	)	(0.59% )	(0.33% )	(0.50%	)	(0.41%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.19		$12.19	$13.83	$14.07	$12.92	$12.54
Income from investment operations:
Net investment income (loss)(a)	0.04		0.06	0.05	0.09	0.07	0.07
Net realized and unrealized gain (loss)	0.59		(0.01)	(1.32)	(0.18)	1.11	0.32
Total from investment operations	0.63		0.05	(1.27)	(0.09)	1.18	0.39
Distributions:
Dividends from net investment income	—		(0.05)	(0.07)	(0.04)	(0.03)	(0.01)
Dividends from net realized gains	—		—	(0.30)	(0.11)	—	—
Return of capital	—		(0.00)*	(0.00)*	—	—	—
Total distributions	—		(0.05)	(0.37)	(0.15)	(0.03)	(0.01)
Net asset value, end of period	$12.82		$12.19	$12.19	$13.83	$14.07	$12.92
Ratios and supplemental data:
Total return(b)	5.17%		0.38%	(9.35% )	(0.60% )	9.16%	3.11%
Net assets, end of period (000)	$218,535		$255,965	$351,571	$436,546	$311,823	$175,572
Ratio of net expenses to average net assets	1.45%	(c)	1.39%	1.40%	1.37%	1.39%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	(c)	1.39%	1.40%	1.37%	1.39%	1.35%
Ratio of net investment income (loss) to average net assets	0.60%	(c)	0.50%	0.42%	0.65%	0.53%	0.59%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.99		$12.00	$13.62	$13.88	$12.78	$12.45
Income from investment operations:
Net investment income (loss)(a)	0.01		0.00	(0.01)	0.04	0.00	0.01
Net realized and unrealized gain (loss)	0.58		(0.01)	(1.31)	(0.19)	1.10	0.32
Total from investment operations	0.59		(0.01)	(1.32)	(0.15)	1.10	0.33
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		—	(0.30)	(0.11)	—	—
Return of capital	—		(0.00)	(0.00)*	—	—	—
Total distributions	—		—	(0.30)	(0.11)	—	—
Net asset value, end of period	$12.58		$11.99	$12.00	$13.62	$13.88	$12.78
Ratios and supplemental data:
Total return(b)	4.92%		(0.08% )	(9.83% )	(1.05% )	8.61%	2.65%
Net assets, end of period (000)	$2,579		$2,506	$1,982	$1,361	$1,908	$1,555
Ratio of net expenses to average net assets	1.95%	(c)	1.89%	1.91%	1.86%	1.88%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	(c)	1.89%	1.91%	1.86%	1.88%	1.84%
Ratio of net investment income (loss) to average net assets	0.13%	(c)	(0.01% )	(0.04% )	0.28%	(0.04% )	0.05%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$12.06
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.64
Total from investment operations	0.67
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$12.73
Ratios and supplemental data:
Total return(b)	5.56%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.65%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.65%	(c)
Ratio of net investment income (loss) to average net assets	1.38%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2013* through October 31,
	2017		2016	2015	2014
Net asset value, beginning of period	$8.61		$8.41	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.36		0.23	(1.37)	(0.18)
Total from investment operations	0.35		0.21	(1.38)	(0.16)
Distributions:
Dividends from net investment income	—		(0.01)	(0.05)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		(0.01)	(0.05)	—
Net asset value, end of period	$8.96		$8.61	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	4.07%		2.49%	(14.09% )	(1.60%	)
Net assets, end of period (000)	$4,642		$4,483	$4,465	$5,360
Ratio of net expenses to average net assets	1.75%	(c)	1.67%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.93%	(c)	2.49%	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.34%	)(c)	(0.23% )	(0.14% )	0.24%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2013* through October 31,
	2017		2016	2015	2014
Portfolio turnover rate	54.3%		74.8%	68.0%	109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2013* through October 31,
	2017		2016		2015	2014
Net asset value, beginning of period	$8.49		$8.34		$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.08)		(0.07)	(0.04)
Net realized and unrealized gain (loss)	0.35		0.23		(1.37)	(0.18)
Total from investment operations	0.31		0.15		(1.44)	(0.22)
Distributions:
Dividends from net investment income	—		—		—	—
Dividends from net realized gains	—		—		—	—
Total distributions	—		—		—	—
Net asset value, end of period	$8.80		$8.49		$8.34	$9.78
Ratios and supplemental data:
Total return(b)	3.65%		1.80%		(14.72% )	(2.20%	)
Net assets, end of period (000)	$338		$280		$241	$288
Ratio of net expenses to average net assets	2.50%	(c)	2.43%		2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.68%	(c)	3.24%		3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(1.05%	)(c)	(0.98%	)	(0.80% )	(0.45%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2013* through October 31,
	2017		2016		2015	2014
Net asset value, beginning of period	$8.62		$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.00	**	0.02	0.04
Net realized and unrealized gain (loss)	0.36		0.23		(1.39)	(0.18)
Total from investment operations	0.36		0.23		(1.37)	(0.14)
Distributions:
Dividends from net investment income	—		(0.04)		(0.06)	—
Dividends from net realized gains	—		—		—	—
Return of capital	—		0.00	**	—	—
Total distributions	—		(0.04)		(0.06)	—
Net asset value, end of period	$8.98		$8.62		$8.43	$9.86
Ratios and supplemental data:
Total return	4.18%		2.75%		(13.92% )	(1.40%	)
Net assets, end of period (000)(b)	$9,834		$9,039		$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	(c)	1.42%		1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.68%	(c)	2.24%		2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.08%	)(c)	0.02%		0.21%	0.50%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	191

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$8.51
Income from investment operations:
Net investment income (loss)(a)	—	**
Net realized and unrealized gain (loss)	0.45
Total from investment operations	0.45
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$8.96
Ratios and supplemental data:
Total return(b)	5.29%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.12%	(c)
Ratio of net investment income (loss) to average net assets	0.05%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015		2014	2013	2012
Net asset value, beginning of period	$12.74		$13.19	$15.67		$14.97	$13.00	$12.14
Income from investment operations:
Net investment income (loss)(a)	0.00	*	0.01	0.00	*	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss)	1.25		(0.21)	0.62		1.08	1.96	0.88
Total from investment operations	1.25		(0.20)	0.62		1.07	1.99	0.86
Distributions:
Dividends from net investment income	—		—	—		(0.10)	(0.02)	—
Dividends from net realized gains	(0.56)		(0.25)	(3.10)		(0.27)	—	—
Total distributions	(0.56)		(0.25)	(3.10)		(0.37)	(0.02)	—
Net asset value, end of period	$13.43		$12.74	$13.19		$15.67	$14.97	$13.00
Ratios and supplemental data:
Total return(b)	10.34%		(1.47% )	5.33%		7.25%	15.35%	7.08%
Net assets, end of period (000)	$24,299		$29,314	$67,141		$87,989	$152,068	$113,260
Ratio of net expenses to average net assets	1.37%	(c)	1.38%	1.34%		1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	(c)	1.50%	1.34%		1.40%	1.44%	1.52%
Ratio of net investment income (loss) to average net assets	(0.05%	)(c)	0.06%	0.00%	**	(0.10% )	0.22%	(0.14%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015		2014	2013	2012
Portfolio turnover rate	54.4%		64.6%	43.0%		53.3%	75.3%	44.5%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013		2012
Net asset value, beginning of period	$11.89		$12.42	$15.03	$14.38	$12.56		$11.82
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.09)	(0.10)	(0.12)	(0.07)		(0.11)
Net realized and unrealized gain (loss)	1.17		(0.19)	0.59	1.04	1.89		0.85
Total from investment operations	1.12		(0.28)	0.49	0.92	1.82		0.74
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(0.56)		(0.25)	(3.10)	(0.27)	—		—
Total distributions	(0.56)		(0.25)	(3.10)	(0.27)	—		—
Net asset value, end of period	$12.45		$11.89	$12.42	$15.03	$14.38		$12.56
Ratios and supplemental data:
Total return(b)	9.97%		(2.22% )	4.54%	6.49%	14.49%		6.26%
Net assets, end of period (000)	$80		$169	$490	$1,171	$2,751		$2,519
Ratio of net expenses to average net assets	2.12%	(c)	2.14%	2.09%	2.16%	2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.26%	2.09%	2.16%	2.19%		2.28%
Ratio of net investment income (loss) to average net assets	(0.85%	)(c)	(0.77% )	(0.76% )	(0.81% )	(0.53%	)	(0.90%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013		2012
Net asset value, beginning of period	$11.86		$12.39	$15.00	$14.36	$12.54		$11.80
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.08)	(0.09)	(0.12)	(0.07)		(0.11)
Net realized and unrealized gain (loss)	1.17		(0.20)	0.58	1.03	1.89		0.85
Total from investment operations	1.12		(0.28)	0.49	0.91	1.82		0.74
Distributions:
Dividends from net investment income	—		—	—	—	—		—
Dividends from net realized gains	(0.56)		(0.25)	(3.10)	(0.27)	—		—
Total distributions	(0.56)		(0.25)	(3.10)	(0.27)	—		—
Net asset value, end of period	$12.42		$11.86	$12.39	$15.00	$14.36		$12.54
Ratios and supplemental data:
Total return(b)	10.00%		(2.23% )	4.55%	6.43%	14.51%		6.27%
Net assets, end of period (000)	$13,965		$16,375	$21,227	$28,811	$32,975		$25,749
Ratio of net expenses to average net assets	2.12%	(c)	2.13%	2.09%	2.14%	2.15%		2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.25%	2.09%	2.14%	2.19%		2.27%
Ratio of net investment income (loss) to average net assets	(0.80%	)(c)	(0.68% )	(0.76% )	(0.82% )	(0.51%	)	(0.89%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.95		$13.38	$15.81	$15.11	$13.11	$12.22
Income from investment operations:
Net investment income (loss)(a)	0.01		0.04	0.04	0.02	0.06	0.02
Net realized and unrealized gain (loss)	1.29		(0.22)	0.63	1.09	1.99	0.87
Total from investment operations	1.30		(0.18)	0.67	1.11	2.05	0.89
Distributions:
Dividends from net investment income	—		—	—	(0.14)	(0.05)	—
Dividends from net realized gains	(0.56)		(0.25)	(3.10)	(0.27)	—	—
Total distributions	(0.56)		(0.25)	(3.10)	(0.41)	(0.05)	—
Net asset value, end of period	$13.69		$12.95	$13.38	$15.81	$15.11	$13.11
Ratios and supplemental data:
Total return(b)	10.56%		(1.30% )	5.64%	7.48%	15.65%	7.28%
Net assets, end of period (000)	$77,301		$87,605	$96,390	$101,511	$212,913	$220,364
Ratio of net expenses to average net assets	1.12%	(c)	1.13%	1.09%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.25%	1.09%	1.15%	1.19%	1.27%
Ratio of net investment income (loss) to average net assets	0.20%	(c)	0.33%	0.26%	0.15%	0.46%	0.13%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.41		$12.89	$15.42	$14.75	$12.83	$12.02
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.02)	(0.03)	(0.04)	0.00 *	(0.06)
Net realized and unrealized gain (loss)	1.23		(0.21)	0.60	1.05	1.93	0.87
Total from investment operations	1.21		(0.23)	0.57	1.01	1.93	0.81
Distributions:
Dividends from net investment income	—		—	—	(0.07)	(0.01)	—
Dividends from net realized gains	(0.56)		(0.25)	(3.10)	(0.27)	—	—
Total distributions	(0.56)		(0.25)	(3.10)	(0.34)	(0.01)	—
Net asset value, end of period	$13.06		$12.41	$12.89	$15.42	$14.75	$12.83
Ratios and supplemental data:
Total return(b)	10.29%		(1.74% )	5.03%	6.97%	15.07%	6.74%
Net assets, end of period (000)	$4,129		$4,315	$7,142	$8,314	$9,369	$4,693
Ratio of net expenses to average net assets	1.62%	(c)	1.63%	1.59%	1.64%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	1.75%	1.59%	1.64%	1.69%	1.78%
Ratio of net investment income (loss) to average net assets	(0.30%	)(c)	(0.19% )	(0.25% )	(0.29% )	0.00%	(0.45%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	195

Calamos Global Equity Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$12.80
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	0.62
Total from investment operations	0.63
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$13.43
Ratios and supplemental data:
Total return(b)	4.92%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.34%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	(c)
Ratio of net investment income (loss) to average net assets	0.65%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.17		$31.68	$35.22	$35.84	$32.64	$32.12
Income from investment operations:
Net investment income (loss)(a)	0.24		0.48	0.60	0.60	0.64	0.52
Net realized and unrealized gain (loss)	2.62		0.16	0.51	2.78	3.70	0.66
Total from investment operations	2.86		0.64	1.11	3.38	4.34	1.18
Distributions:
Dividends from net investment income	(0.58)		(0.84)	(0.89)	(0.80)	(0.27)	(0.66)
Dividends from net realized gains	(1.20)		(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.78)		(2.15)	(4.65)	(4.00)	(1.14)	(0.66)
Net asset value, end of period	$31.25		$30.17	$31.68	$35.22	$35.84	$32.64
Ratios and supplemental data:
Total return(b)	9.78%		2.26%	3.50%	10.33%	13.72%	3.73%
Net assets, end of period (000)	$875,703		$930,625	$1,105,102	$1,316,498	$1,614,236	$1,974,535
Ratio of net expenses to average net assets	1.12%	(c)	1.11%	1.10%	1.09%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.12%	(c)	1.11%	1.10%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	1.60%	(c)	1.59%	1.86%	1.76%	1.92%	1.62%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	11.5%		23.5%	23.8%	32.8%	59.5%	42.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	197

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.44		$37.76	$41.04	$41.04	$37.26	$36.47
Income from investment operations:
Net investment income (loss)(a)	0.17		0.35	0.42	0.54	0.70	0.36
Net realized and unrealized gain (loss)	3.15		0.14	0.61	3.21	4.23	0.77
Total from investment operations	3.32		0.49	1.03	3.75	4.93	1.13
Distributions:
Dividends from net investment income	(0.39)		(0.50)	(0.55)	(0.55)	(0.28)	(0.34)
Dividends from net realized gains	(1.20)		(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.59)		(1.81)	(4.31)	(3.75)	(1.15)	(0.34)
Net asset value, end of period	$38.17		$36.44	$37.76	$41.04	$41.04	$37.26
Ratios and supplemental data:
Total return(b)	9.33%		1.43%	2.72%	9.88%	13.59%	3.12%
Net assets, end of period (000)	$1,611		$3,516	$9,647	$19,972	$49,769	$92,658
Ratio of net expenses to average net assets	1.87%	(c)	1.86%	1.85%	1.44%	1.18%	1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	(c)	1.86%	1.85%	1.44%	1.18%	1.73%
Ratio of net investment income (loss) to average net assets	0.94%	(c)	0.98%	1.09%	1.37%	1.85%	0.97%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.28		$31.81	$35.34	$35.78	$32.76	$32.23
Income from investment operations:
Net investment income (loss)(a)	0.13		0.25	0.36	0.35	0.39	0.28
Net realized and unrealized gain (loss)	2.64		0.14	0.51	2.77	3.71	0.67
Total from investment operations	2.77		0.39	0.87	3.12	4.10	0.95
Distributions:
Dividends from net investment income	(0.47)		(0.61)	(0.64)	(0.36)	(0.21)	(0.42)
Dividends from net realized gains	(1.20)		(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.67)		(1.92)	(4.40)	(3.56)	(1.08)	(0.42)
Net asset value, end of period	$31.38		$30.28	$31.81	$35.34	$35.78	$32.76
Ratios and supplemental data:
Total return(b)	9.39%		1.39%	2.73%	9.48%	12.88%	2.97%
Net assets, end of period (000)	$679,045		$739,780	$889,516	$1,009,029	$1,093,074	$1,255,629
Ratio of net expenses to average net assets	1.87%	(c)	1.86%	1.85%	1.84%	1.84%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	(c)	1.86%	1.85%	1.84%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	0.86%	(c)	0.84%	1.11%	1.02%	1.17%	0.87%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.15		$30.71	$34.28	$35.07	$31.91	$31.41
Income from investment operations:
Net investment income (loss)(a)	0.27		0.53	0.66	0.68	0.71	0.59
Net realized and unrealized gain (loss)	2.54		0.14	0.50	2.69	3.62	0.65
Total from investment operations	2.81		0.67	1.16	3.37	4.33	1.24
Distributions:
Dividends from net investment income	(0.62)		(0.92)	(0.97)	(0.96)	(0.30)	(0.74)
Dividends from net realized gains	(1.20)		(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.82)		(2.23)	(4.73)	(4.16)	(1.17)	(0.74)
Net asset value, end of period	$30.14		$29.15	$30.71	$34.28	$35.07	$31.91
Ratios and supplemental data:
Total return(b)	9.95%		2.43%	3.79%	10.60%	13.99%	4.01%
Net assets, end of period (000)	$514,979		$513,604	$577,449	$688,258	$668,124	$915,394
Ratio of net expenses to average net assets	0.87%	(c)	0.86%	0.85%	0.84%	0.84%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.87%	(c)	0.86%	0.85%	0.84%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.86%	(c)	1.84%	2.11%	2.04%	2.18%	1.87%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.94		$31.45	$34.99	$35.57	$32.46	$31.95
Income from investment operations:
Net investment income (loss)(a)	0.20		0.39	0.51	0.51	0.55	0.44
Net realized and unrealized gain (loss)	2.62		0.18	0.52	2.75	3.69	0.66
Total from investment operations	2.82		0.57	1.03	3.26	4.24	1.10
Distributions:
Dividends from net investment income	(0.55)		(0.77)	(0.81)	(0.64)	(0.26)	(0.59)
Dividends from net realized gains	(1.20)		(1.31)	(3.76)	(3.20)	(0.87)	—
Total distributions	(1.75)		(2.08)	(4.57)	(3.84)	(1.13)	(0.59)
Net asset value, end of period	$31.01		$29.94	$31.45	$34.99	$35.57	$32.46
Ratios and supplemental data:
Total return(b)	9.69%		2.01%	3.26%	10.04%	13.44%	3.49%
Net assets, end of period (000)	$12,708		$13,262	$15,307	$18,547	$22,181	$22,265
Ratio of net expenses to average net assets	1.37%	(c)	1.36%	1.35%	1.34%	1.34%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	(c)	1.36%	1.35%	1.34%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	1.35%	(c)	1.32%	1.61%	1.52%	1.66%	1.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$31.05
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	1.52
Total from investment operations	1.57
Distributions:
Dividends from net investment income	(0.18)
Dividends from net realized gains	(1.20)
Total distributions	(1.38)
Net asset value, end of period	$31.24
Ratios and supplemental data:
Total return(b)	1.19%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.11%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)
Ratio of net investment income (loss) to average net assets	0.94%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.47		$8.63	$10.22	$11.78	$10.88	$10.77
Income from investment operations:
Net investment income (loss)(a)	0.05		0.09	0.10	0.11	0.10	0.11
Net realized and unrealized gain (loss)	0.54		(0.14)	0.06	0.36	1.13	0.21
Total from investment operations	0.59		(0.05)	0.16	0.47	1.23	0.32
Distributions:
Dividends from net investment income	—	*	—	(0.04)	(0.29)	(0.09)	(0.21)
Dividends from net realized gains	(0.06)		(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.06)		(0.11)	(1.75)	(2.03)	(0.33)	(0.21)
Net asset value, end of period	$9.00		$8.47	$8.63	$10.22	$11.78	$10.88
Ratios and supplemental data:
Total return(b)	6.97%		(0.59% )	2.02%	4.77%	11.60%	3.03%
Net assets, end of period (000)	$72,791		$84,648	$111,615	$146,431	$210,537	$304,914
Ratio of net expenses to average net assets	1.54%	(c)	1.46%	1.49%	1.44%	1.41%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	(c)	1.46%	1.49%	1.44%	1.41%	1.32%
Ratio of net investment income (loss) to average net assets	1.12%	(c)	1.09%	1.18%	1.01%	0.92%	1.06%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	46.9%		58.0%	54.7%	72.6%	48.2%	55.1%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.52		$8.75	$10.37	$11.86	$10.97	$10.85
Income from investment operations:
Net investment income (loss)(a)	0.01		0.02	0.04	0.02	0.02	0.03
Net realized and unrealized gain (loss)	0.56		(0.14)	0.05	0.38	1.14	0.21
Total from investment operations	0.57		(0.12)	0.09	0.40	1.16	0.24
Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.03)	(0.12)
Dividends from net realized gains	(0.06)		(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.06)		(0.11)	(1.71)	(1.89)	(0.27)	(0.12)
Net asset value, end of period	$9.03		$8.52	$8.75	$10.37	$11.86	$10.97
Ratios and supplemental data:
Total return(b)	6.69%		(1.39% )	1.18%	4.04%	10.77%	2.25%
Net assets, end of period (000)	$179		$537	$2,096	$4,937	$10,884	$16,654
Ratio of net expenses to average net assets	2.29%	(c)	2.22%	2.23%	2.19%	2.16%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.29%	(c)	2.22%	2.23%	2.19%	2.16%	2.07%
Ratio of net investment income (loss) to average net assets	0.35%	(c)	0.24%	0.42%	0.22%	0.17%	0.30%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.65		$7.87	$9.50	$11.06	$10.25	$10.15
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.03	0.03	0.02	0.03
Net realized and unrealized gain (loss)	0.50		(0.14)	0.05	0.33	1.06	0.20
Total from investment operations	0.51		(0.11)	0.08	0.36	1.08	0.23
Distributions:
Dividends from net investment income	—		—	—	(0.18)	(0.03)	(0.13)
Dividends from net realized gains	(0.06)		(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.06)		(0.11)	(1.71)	(1.92)	(0.27)	(0.13)
Net asset value, end of period	$8.10		$7.65	$7.87	$9.50	$11.06	$10.25
Ratios and supplemental data:
Total return(b)	6.66%		(1.42% )	1.19%	3.98%	10.82%	2.29%
Net assets, end of period (000)	$79,836		$90,640	$119,620	$151,091	$185,577	$235,194
Ratio of net expenses to average net assets	2.29%	(c)	2.21%	2.24%	2.19%	2.16%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.29%	(c)	2.21%	2.24%	2.19%	2.16%	2.07%
Ratio of net investment income (loss) to average net assets	0.37%	(c)	0.34%	0.43%	0.27%	0.17%	0.31%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.70		$8.84	$10.43	$11.99	$11.06	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.06		0.11	0.13	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.57		(0.14)	0.05	0.36	1.15	0.22
Total from investment operations	0.63		(0.03)	0.18	0.50	1.28	0.36
Distributions:
Dividends from net investment income	(0.03)		—	(0.06)	(0.32)	(0.11)	(0.26)
Dividends from net realized gains	(0.06)		(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.09)		(0.11)	(1.77)	(2.06)	(0.35)	(0.26)
Net asset value, end of period	$9.24		$8.70	$8.84	$10.43	$11.99	$11.06
Ratios and supplemental data:
Total return(b)	7.26%		(0.35% )	2.23%	4.99%	11.90%	3.32%
Net assets, end of period (000)	$71,086		$124,175	$146,241	$182,064	$232,583	$986,986
Ratio of net expenses to average net assets	1.29%	(c)	1.21%	1.24%	1.19%	1.14%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.29%	(c)	1.21%	1.24%	1.19%	1.14%	1.07%
Ratio of net investment income (loss) to average net assets	1.41%	(c)	1.34%	1.43%	1.29%	1.16%	1.31%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.34		$8.53	$10.13	$11.67	$10.79	$10.67
Income from investment operations:
Net investment income (loss)(a)	0.04		0.07	0.08	0.08	0.07	0.08
Net realized and unrealized gain (loss)	0.54		(0.15)	0.05	0.37	1.12	0.21
Total from investment operations	0.58		(0.08)	0.13	0.45	1.19	0.29
Distributions:
Dividends from net investment income	—		—	(0.02)	(0.25)	(0.07)	(0.17)
Dividends from net realized gains	(0.06)		(0.11)	(1.71)	(1.74)	(0.24)	—
Total distributions	(0.06)		(0.11)	(1.73)	(1.99)	(0.31)	(0.17)
Net asset value, end of period	$8.86		$8.34	$8.53	$10.13	$11.67	$10.79
Ratios and supplemental data:
Total return(b)	6.95%		(0.96% )	1.74%	4.62%	11.27%	2.77%
Net assets, end of period (000)	$1,250		$1,249	$1,292	$1,741	$1,674	$3,045
Ratio of net expenses to average net assets	1.79%	(c)	1.71%	1.73%	1.69%	1.66%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.79%	(c)	1.71%	1.73%	1.69%	1.66%	1.58%
Ratio of net investment income (loss) to average net assets	0.87%	(c)	0.81%	0.94%	0.77%	0.68%	0.75%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$8.72
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	0.26
Total from investment operations	0.28
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$9.00
Ratios and supplemental data:
Total return(b)	3.21%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.55%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.55%	(c)
Ratio of net investment income (loss) to average net assets	1.44%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.93		$16.56	$18.59	$19.14	$17.70	$19.28
Income from investment operations:
Net investment income (loss)(a)	0.24		0.50	0.44	0.40	0.39	0.37
Net realized and unrealized gain (loss)	1.16		(0.30)	(1.01)	1.14	2.63	(0.33)
Total from investment operations	1.40		0.20	(0.57)	1.54	3.02	0.04
Distributions:
Dividends from net investment income	(0.24)		(0.56)	(0.58)	(0.76)	(0.02)	(0.14)
Dividends from net realized gains	—		(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.24)		(0.83)	(1.46)	(2.09)	(1.58)	(1.62)
Net asset value, end of period	$17.09		$15.93	$16.56	$18.59	$19.14	$17.70
Ratios and supplemental data:
Total return(b)	8.88%		1.33%	(3.31% )	8.74%	18.50%	0.51%
Net assets, end of period (000)	$220,035		$228,334	$385,844	$488,842	$514,593	$650,100
Ratio of net expenses to average net assets	1.18%	(c)	1.15%	1.13%	1.10%	1.11%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	(c)	1.15%	1.13%	1.10%	1.11%	1.10%
Ratio of net investment income (loss) to average net assets	2.96%	(c)	3.17%	2.53%	2.18%	2.18%	2.07%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	28.0%		43.8%	63.0%	68.1%	73.1%	56.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.58		$21.13	$23.29	$23.27	$21.31	$22.89
Income from investment operations:
Net investment income (loss)(a)	0.23		0.48	0.39	0.32	0.31	0.28
Net realized and unrealized gain (loss)	1.51		(0.37)	(1.29)	1.41	3.21	(0.38)
Total from investment operations	1.74		0.11	(0.90)	1.73	3.52	(0.10)
Distributions:
Dividends from net investment income	(0.12)		(0.39)	(0.38)	(0.38)	—	(0.00)*
Dividends from net realized gains	—		(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.12)		(0.66)	(1.26)	(1.71)	(1.56)	(1.48)
Net asset value, end of period	$22.20		$20.58	$21.13	$23.29	$23.27	$21.31
Ratios and supplemental data:
Total return(b)	8.47%		0.60%	(4.03% )	7.89%	17.63%	(0.25% )
Net assets, end of period (000)	$1,252		$3,926	$5,420	$9,879	$11,391	$14,256
Ratio of net expenses to average net assets	1.94%	(c)	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.94%	(c)	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of net investment income (loss) to average net assets	2.24%	(c)	2.39%	1.74%	1.42%	1.43%	1.32%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.79		$16.41	$18.43	$18.87	$17.57	$19.15
Income from investment operations:
Net investment income (loss)(a)	0.18		0.37	0.31	0.26	0.25	0.23
Net realized and unrealized gain (loss)	1.14		(0.28)	(1.00)	1.11	2.61	(0.32)
Total from investment operations	1.32		0.09	(0.69)	1.37	2.86	(0.09)
Distributions:
Dividends from net investment income	(0.18)		(0.44)	(0.45)	(0.48)	—	(0.01)
Dividends from net realized gains	—		(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.18)		(0.71)	(1.33)	(1.81)	(1.56)	(1.49)
Net asset value, end of period	$16.93		$15.79	$16.41	$18.43	$18.87	$17.57
Ratios and supplemental data:
Total return(b)	8.41%		0.62%	(4.01% )	7.86%	17.62%	(0.24% )
Net assets, end of period (000)	$170,416		$193,339	$265,686	$319,654	$325,823	$390,649
Ratio of net expenses to average net assets	1.94%	(c)	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.94%	(c)	1.90%	1.88%	1.86%	1.86%	1.85%
Ratio of net investment income (loss) to average net assets	2.21%	(c)	2.40%	1.78%	1.43%	1.43%	1.32%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

206	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.38		$15.03	$17.02	$17.74	$16.51	$18.10
Income from investment operations:
Net investment income (loss)(a)	0.24		0.49	0.44	0.41	0.40	0.39
Net realized and unrealized gain (loss)	1.04		(0.27)	(0.93)	1.04	2.44	(0.30)
Total from investment operations	1.28		0.22	(0.49)	1.45	2.84	0.09
Distributions:
Dividends from net investment income	(0.26)		(0.60)	(0.62)	(0.84)	(0.05)	(0.20)
Dividends from net realized gains	—		(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.26)		(0.87)	(1.50)	(2.17)	(1.61)	(1.68)
Net asset value, end of period	$15.40		$14.38	$15.03	$17.02	$17.74	$16.51
Ratios and supplemental data:
Total return(b)	9.01%		1.64%	(3.11% )	8.99%	18.78%	0.81%
Net assets, end of period (000)	$211,518		$238,309	$455,702	$553,594	$349,512	$475,526
Ratio of net expenses to average net assets	0.94%	(c)	0.90%	0.88%	0.85%	0.86%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.94%	(c)	0.90%	0.88%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	3.21%	(c)	3.48%	2.77%	2.46%	2.43%	2.33%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.87		$16.50	$18.52	$19.03	$17.63	$19.21
Income from investment operations:
Net investment income (loss)(a)	0.22		0.45	0.40	0.35	0.34	0.32
Net realized and unrealized gain (loss)	1.15		(0.29)	(1.01)	1.13	2.62	(0.32)
Total from investment operations	1.37		0.16	(0.61)	1.48	2.96	—
Distributions:
Dividends from net investment income	(0.22)		(0.52)	(0.53)	(0.66)	(0.00)*	(0.10)
Dividends from net realized gains	—		(0.27)	(0.88)	(1.33)	(1.56)	(1.48)
Total distributions	(0.22)		(0.79)	(1.41)	(1.99)	(1.56)	(1.58)
Net asset value, end of period	$17.02		$15.87	$16.50	$18.52	$19.03	$17.63
Ratios and supplemental data:
Total return(b)	8.71%		1.10%	(3.53% )	8.44%	18.18%	0.29%
Net assets, end of period (000)	$1,638		$1,712	$2,147	$2,988	$3,074	$3,253
Ratio of net expenses to average net assets	1.43%	(c)	1.40%	1.38%	1.36%	1.36%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.40%	1.38%	1.36%	1.36%	1.35%
Ratio of net investment income (loss) to average net assets	2.70%	(c)	2.87%	2.26%	1.92%	1.93%	1.82%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$16.85
Income from investment operations:
Net investment income (loss)(a)	0.07
Net realized and unrealized gain (loss)	0.25
Total from investment operations	0.32
Distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)
Net asset value, end of period	$17.08
Ratios and supplemental data:
Total return(b)	1.93%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.16%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.16%	(c)
Ratio of net investment income (loss) to average net assets	2.51%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$9.89		$9.93	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13		0.26	0.13
Net realized and unrealized gain (loss)	0.58		(0.14)	(0.13)
Total from investment operations	0.71		0.12	—
Distributions:
Dividends from net investment income	(0.08)		(0.16)	(0.07)
Dividends from net realized gains	—		—	—
Total distributions	(0.08)		(0.16)	(0.07)
Net asset value, end of period	$10.52		$9.89	$9.93
Ratios and supplemental data:
Total return(b)	7.20%		1.27%	—%
Net assets, end of period (000)	$34,554		$29,037	$20,550
Ratio of net expenses to average net assets	1.35%	(c)	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.47%	(c)	1.46%	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.58%	(c)	2.64%	1.56%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Portfolio turnover rate	21.1%		38.4%	28.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$9.85		$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.09		0.18	0.07
Net realized and unrealized gain (loss)	0.57		(0.13)	(0.12)
Total from investment operations	0.66		0.05	(0.05)
Distributions:
Dividends from net investment income	(0.06)		(0.10)	(0.05)
Dividends from net realized gains	—		—	—
Total distributions	(0.06)		(0.10)	(0.05)
Net asset value, end of period	$10.45		$9.85	$9.90
Ratios and supplemental data:
Total return(b)	6.70%		0.50%	(0.52%	)
Net assets, end of period (000)	$2,337		$2,440	$1,259
Ratio of net expenses to average net assets	2.10%	(c)	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	(c)	2.21%	2.88%	(c)
Ratio of net investment income (loss) to average net assets	1.82%	(c)	1.89%	0.84%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$9.92		$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.14		0.28	0.15
Net realized and unrealized gain (loss)	0.57		(0.13)	(0.12)
Total from investment operations	0.71		0.15	0.03
Distributions:
Dividends from net investment income	(0.09)		(0.18)	(0.08)
Dividends from net realized gains	—		—	—
Total distributions	(0.09)		(0.18)	(0.08)
Net asset value, end of period	$10.54		$9.92	$9.95
Ratios and supplemental data:
Total return(b)	7.20%		1.60%	0.29%
Net assets, end of period (000)	$39,073		$47,637	$23,054
Ratio of net expenses to average net assets	1.10%	(c)	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	(c)	1.21%	1.80%	(c)
Ratio of net investment income (loss) to average net assets	2.81%	(c)	2.88%	1.81%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$9.88		$9.92	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12		0.23	0.11
Net realized and unrealized gain (loss)	0.56		(0.13)	(0.13)
Total from investment operations	0.68		0.10	(0.02)
Distributions:
Dividends from net investment income	(0.07)		(0.14)	(0.06)
Dividends from net realized gains	—		—	—
Total distributions	(0.07)		(0.14)	(0.06)
Net asset value, end of period	$10.49		$9.88	$9.92
Ratios and supplemental data:
Total return(b)	6.93%		1.08%	(0.20%	)
Net assets, end of period (000)	$562		$450	$190
Ratio of net expenses to average net assets	1.60%	(c)	1.59%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.72%	(c)	1.71%	2.93%	(c)
Ratio of net investment income (loss) to average net assets	2.33%	(c)	2.30%	1.35%	(c)

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$10.18
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	0.30
Total from investment operations	0.34
Distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.51
Ratios and supplemental data:
Total return(b)	3.31%
Net assets, end of period (000)	$26
Ratio of net expenses to average net assets	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	(c)
Ratio of net investment income (loss) to average net assets	2.38%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.54	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)(a)	0.11	0.24	0.26	0.26	0.22	0.22
Net realized and unrealized gain (loss)	(0.13)	0.20	(0.05)	0.12	(0.17)	0.15
Total from investment operations	(0.02)	0.44	0.21	0.38	0.05	0.37
Distributions:
Dividends from net investment income	(0.13)	(0.28)	(0.28)	(0.53)	(0.26)	(0.32)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.14)	(0.41)	(0.40)	(0.57)	(0.31)	(0.36)
Net asset value, end of period	$10.38	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	(0.18% )	4.35%	2.04%	3.71%	0.48%	3.35%
Net assets, end of period (000)	$48,915	$57,339	$51,462	$67,287	$93,691	$137,672
Ratio of net expenses to average net assets	0.90% (c)	0.88%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.13% (c)	1.07%	1.13%	1.05%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets	2.22% (c)	2.25%	2.49%	2.47%	1.97%	1.98%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Portfolio turnover rate	28.3%	54.0%	80.0%	35.3%	32.5%	34.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.54	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)(a)	0.07	0.16	0.19	0.18	0.13	0.14
Net realized and unrealized gain (loss)	(0.12)	0.20	(0.06)	0.12	(0.16)	0.14
Total from investment operations	(0.05)	0.36	0.13	0.30	(0.03)	0.28
Distributions:
Dividends from net investment income	(0.09)	(0.20)	(0.20)	(0.45)	(0.18)	(0.23)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.10)	(0.33)	(0.32)	(0.49)	(0.23)	(0.27)
Net asset value, end of period	$10.39	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	(0.46% )	3.57%	1.29%	2.94%	(0.27% )	2.59%
Net assets, end of period (000)	$106	$604	$1,031	$1,879	$5,319	$9,108
Ratio of net expenses to average net assets	1.65% (c)	1.64%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.87% (c)	1.83%	1.88%	1.80%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	1.45% (c)	1.53%	1.76%	1.72%	1.22%	1.25%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.54	$10.51	$10.70	$10.89	$11.15	$11.13
Income from investment operations:
Net investment income (loss)(a)	0.08	0.16	0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss)	(0.14)	0.20	(0.05)	0.12	(0.16)	0.15
Total from investment operations	(0.06)	0.36	0.13	0.30	(0.03)	0.29
Distributions:
Dividends from net investment income	(0.09)	(0.20)	(0.20)	(0.45)	(0.18)	(0.23)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.10)	(0.33)	(0.32)	(0.49)	(0.23)	(0.27)
Net asset value, end of period	$10.38	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	(0.55% )	3.57%	1.28%	2.94%	(0.27% )	2.68%
Net assets, end of period (000)	$12,948	$16,340	$15,898	$17,818	$25,964	$43,823
Ratio of net expenses to average net assets	1.65% (c)	1.63%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.88% (c)	1.82%	1.88%	1.80%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	1.47% (c)	1.51%	1.74%	1.73%	1.23%	1.25%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.54	$10.51	$10.70	$10.89	$11.15	$11.13
Income from investment operations:
Net investment income (loss)(a)	0.13	0.26	0.29	0.29	0.24	0.25
Net realized and unrealized gain (loss)	(0.14)	0.21	(0.05)	0.12	(0.16)	0.15
Total from investment operations	(0.01)	0.47	0.24	0.41	0.08	0.40
Distributions:
Dividends from net investment income	(0.14)	(0.31)	(0.31)	(0.56)	(0.29)	(0.34)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.15)	(0.44)	(0.43)	(0.60)	(0.34)	(0.38)
Net asset value, end of period	$10.38	$10.54	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	(0.06% )	4.60%	2.30%	3.97%	0.73%	3.70%
Net assets, end of period (000)	$19,025	$22,067	$16,561	$13,347	$41,109	$43,464
Ratio of net expenses to average net assets	0.65% (c)	0.63%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.88% (c)	0.82%	0.88%	0.80%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	2.47% (c)	2.49%	2.73%	2.70%	2.22%	2.24%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.52	$10.51	$10.70	$10.89	$11.15	$11.14
Income from investment operations:
Net investment income (loss)(a)	0.10	0.21	0.23	0.23	0.19	0.19
Net realized and unrealized gain (loss)	(0.13)	0.18	(0.04)	0.13	(0.17)	0.15
Total from investment operations	(0.03)	0.39	0.19	0.36	0.02	0.34
Distributions:
Dividends from net investment income	(0.12)	(0.25)	(0.26)	(0.51)	(0.23)	(0.29)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.04)
Total distributions	(0.13)	(0.38)	(0.38)	(0.55)	(0.28)	(0.33)
Net asset value, end of period	$10.36	$10.52	$10.51	$10.70	$10.89	$11.15
Ratios and supplemental data:
Total return(b)	(0.31% )	3.89%	1.79%	3.45%	0.22%	3.09%
Net assets, end of period (000)	$359	$528	$274	$234	$2,248	$1,756
Ratio of net expenses to average net assets	1.15% (c)	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.38% (c)	1.31%	1.38%	1.28%	1.24%	1.23%
Ratio of net investment income (loss) to average net assets	1.96% (c)	1.99%	2.23%	2.14%	1.72%	1.74%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

214	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$10.34
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	0.04
Total from investment operations	0.08
Distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	—
Total distributions	(0.04)
Net asset value, end of period	$10.38
Ratios and supplemental data:
Total return(b)	0.75%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	0.90%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.16%	(c)
Ratio of net investment income (loss) to average net assets	2.14%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.62		$8.63	$9.65	$9.90	$9.92	$9.68
Income from investment operations:
Net investment income (loss)(a)	0.19		0.40	0.43	0.48	0.51	0.53
Net realized and unrealized gain (loss)	0.24		0.03	(0.74)	0.01	0.18	0.35
Total from investment operations	0.43		0.43	(0.31)	0.49	0.69	0.88
Distributions:
Dividends from net investment income	(0.22)		(0.44)	(0.47)	(0.55)	(0.58)	(0.51)
Dividends from net realized gains	—		—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.22)		(0.44)	(0.71)	(0.74)	(0.71)	(0.64)
Net asset value, end of period	$8.83		$8.62	$8.63	$9.65	$9.90	$9.92
Ratios and supplemental data:
Total return(b)	4.99%		5.26%	(3.25% )	5.11%	7.21%	9.39%
Net assets, end of period (000)	$38,290		$41,046	$71,513	$132,756	$201,791	$215,299
Ratio of net expenses to average net assets	1.44%	(c)	1.33%	1.28%	1.18%	1.18%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	(c)	1.33%	1.28%	1.18%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	4.35%	(c)	4.81%	4.73%	4.84%	5.11%	5.46%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	20.8%		44.4%	65.3%	51.2%	55.1%	73.9%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.14		$9.13	$10.16	$10.38	$10.36	$10.09
Income from investment operations:
Net investment income (loss)(a)	0.17		0.36	0.38	0.42	0.46	0.48
Net realized and unrealized gain (loss)	0.24		0.02	(0.78)	0.02	0.18	0.36
Total from investment operations	0.41		0.38	(0.40)	0.44	0.64	0.84
Distributions:
Dividends from net investment income	(0.17)		(0.37)	(0.39)	(0.47)	(0.49)	(0.44)
Dividends from net realized gains	—		—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.17)		(0.37)	(0.63)	(0.66)	(0.62)	(0.57)
Net asset value, end of period	$9.38		$9.14	$9.13	$10.16	$10.38	$10.36
Ratios and supplemental data:
Total return(b)	4.55%		4.38%	(3.93% )	4.37%	6.40%	8.55%
Net assets, end of period (000)	$71		$260	$677	$2,098	$3,340	$5,973
Ratio of net expenses to average net assets	2.19%	(c)	2.09%	2.03%	1.93%	1.93%	1.95%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.09%	2.03%	1.93%	1.93%	1.95%
Ratio of net investment income (loss) to average net assets	3.67%	(c)	4.12%	4.00%	4.10%	4.39%	4.73%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.03		$9.03	$10.06	$10.29	$10.28	$10.01
Income from investment operations:
Net investment income (loss)(a)	0.16		0.36	0.38	0.42	0.45	0.48
Net realized and unrealized gain (loss)	0.25		0.01	(0.78)	0.01	0.19	0.36
Total from investment operations	0.41		0.37	(0.40)	0.43	0.64	0.84
Distributions:
Dividends from net investment income	(0.18)		(0.37)	(0.39)	(0.47)	(0.50)	(0.44)
Dividends from net realized gains	—		—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.18)		(0.37)	(0.63)	(0.66)	(0.63)	(0.57)
Net asset value, end of period	$9.26		$9.03	$9.03	$10.06	$10.29	$10.28
Ratios and supplemental data:
Total return(b)	4.60%		4.35%	(3.94% )	4.32%	6.37%	8.65%
Net assets, end of period (000)	$15,841		$17,479	$21,149	$29,333	$34,146	$43,141
Ratio of net expenses to average net assets	2.19%	(c)	2.08%	2.04%	1.93%	1.93%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.08%	2.04%	1.93%	1.93%	1.94%
Ratio of net investment income (loss) to average net assets	3.60%	(c)	4.07%	3.98%	4.10%	4.37%	4.72%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.61		$8.63	$9.65	$9.90	$9.92	$9.68
Income from investment operations:
Net investment income (loss)(a)	0.20		0.42	0.45	0.50	0.53	0.56
Net realized and unrealized gain (loss)	0.24		0.02	(0.74)	0.02	0.19	0.34
Total from investment operations	0.44		0.44	(0.29)	0.52	0.72	0.90
Distributions:
Dividends from net investment income	(0.23)		(0.46)	(0.49)	(0.58)	(0.61)	(0.53)
Dividends from net realized gains	—		—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.23)		(0.46)	(0.73)	(0.77)	(0.74)	(0.66)
Net asset value, end of period	$8.82		$8.61	$8.63	$9.65	$9.90	$9.92
Ratios and supplemental data:
Total return(b)	5.12%		5.41%	(3.00% )	5.37%	7.50%	9.63%
Net assets, end of period (000)	$9,234		$15,183	$17,452	$24,342	$25,103	$33,271
Ratio of net expenses to average net assets	1.19%	(c)	1.08%	1.04%	0.93%	0.93%	0.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	(c)	1.08%	1.04%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	4.60%	(c)	5.07%	4.98%	5.10%	5.37%	5.71%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.60		$8.62	$9.64	$9.89	$9.91	$9.67
Income from investment operations:
Net investment income (loss)(a)	0.18		0.38	0.41	0.45	0.48	0.51
Net realized and unrealized gain (loss)	0.22		0.02	(0.75)	0.02	0.18	0.34
Total from investment operations	0.40		0.40	(0.34)	0.47	0.66	0.85
Distributions:
Dividends from net investment income	(0.20)		(0.42)	(0.44)	(0.53)	(0.55)	(0.48)
Dividends from net realized gains	—		—	(0.24)	(0.19)	(0.13)	(0.13)
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.20)		(0.42)	(0.68)	(0.72)	(0.68)	(0.61)
Net asset value, end of period	$8.80		$8.60	$8.62	$9.64	$9.89	$9.91
Ratios and supplemental data:
Total return(b)	4.72%		4.90%	(3.48% )	4.87%	6.92%	9.17%
Net assets, end of period (000)	$150		$272	$154	$209	$192	$373
Ratio of net expenses to average net assets	1.69%	(c)	1.57%	1.54%	1.43%	1.43%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	(c)	1.57%	1.54%	1.43%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets	4.12%	(c)	4.55%	4.49%	4.60%	4.89%	5.21%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$8.87
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	0.01
Total from investment operations	0.07
Distributions:
Dividends from net investment income	(0.08)
Total distributions	(0.08)
Net asset value, end of period	$8.86
Ratios and supplemental data:
Total return(b)	0.75%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.42%	(c)
Ratio of net investment income (loss) to average net assets	4.01%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	219

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.13		$13.08	$13.13	$13.09	$12.68	$12.11
Income from investment operations:
Net investment income (loss)(a)	0.12		0.25	0.21	0.15	0.17	0.21
Net realized and unrealized gain (loss)	0.26		0.16	—	0.27	0.42	0.51
Total from investment operations	0.38		0.41	0.21	0.42	0.59	0.72
Distributions:
Dividends from net investment income	(0.08)		(0.16)	(0.12)	(0.12)	(0.18)	(0.15)
Dividends from net realized gains	(0.20)		(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.28)		(0.36)	(0.26)	(0.38)	(0.18)	(0.15)
Net asset value, end of period	$13.23		$13.13	$13.08	$13.13	$13.09	$12.68
Ratios and supplemental data:
Total return(b)	2.92%		3.16%	1.60%	3.27%	4.71%	6.01%
Net assets, end of period (000)	$898,848		$970,737	$1,051,576	$1,351,641	$1,354,180	$1,155,161
Ratio of net expenses to average net assets	1.27%	(d)(c)	1.22% (c)	1.23%	1.20%	1.26%	1.17%
Ratio of gross expenses to average net assets prior to expense reductions	1.27%	(d)	1.22%	1.23%	1.20%	1.26%	1.17%
Ratio of net investment income (loss) to average net assets	1.88%	(d)	1.91%	1.58%	1.17%	1.33%	1.65%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Portfolio turnover rate	21.9%		37.5%	37.6%	70.5%	110.6%	82.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the period ended April 30, 2017 and 1.08% for the year ended October 31, 2016.

(d)	Annualized.

220	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.96		$13.84	$13.87	$13.82	$13.36	$12.75
Income from investment operations:
Net investment income (loss)(a)	0.08		0.17	0.12	0.06	0.08	0.12
Net realized and unrealized gain (loss)	0.28		0.16	—	0.27	0.45	0.54
Total from investment operations	0.36		0.33	0.12	0.33	0.53	0.66
Distributions:
Dividends from net investment income	(0.01)		(0.01)	(0.01)	(0.02)	(0.07)	(0.05)
Dividends from net realized gains	(0.20)		(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.21)		(0.21)	(0.15)	(0.28)	(0.07)	(0.05)
Net asset value, end of period	$14.11		$13.96	$13.84	$13.87	$13.82	$13.36
Ratios and supplemental data:
Total return(b)	2.59%		2.38%	0.84%	2.43%	3.98%	5.18%
Net assets, end of period (000)	$252		$503	$1,832	$4,436	$9,117	$12,940
Ratio of net expenses to average net assets	2.02%	(d) (c)	1.97% (c)	1.98%	1.95%	2.03%	1.92%
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	(d)	1.97%	1.98%	1.95%	2.03%	1.92%
Ratio of net investment income (loss) to average net assets	1.17%	(d)	1.22%	0.83%	0.44%	0.60%	0.91%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.33		$13.27	$13.32	$13.30	$12.88	$12.29
Income from investment operations:
Net investment income (loss)(a)	0.07		0.15	0.11	0.06	0.08	0.11
Net realized and unrealized gain (loss)	0.27		0.17	0.01	0.26	0.42	0.54
Total from investment operations	0.34		0.32	0.12	0.32	0.50	0.65
Distributions:
Dividends from net investment income	(0.03)		(0.06)	(0.03)	(0.04)	(0.08)	(0.06)
Dividends from net realized gains	(0.20)		(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.23)		(0.26)	(0.17)	(0.30)	(0.08)	(0.06)
Net asset value, end of period	$13.44		$13.33	$13.27	$13.32	$13.30	$12.88
Ratios and supplemental data:
Total return(b)	2.57%		2.41%	0.86%	2.40%	3.93%	5.28%
Net assets, end of period (000)	$307,335		$318,853	$339,054	$349,791	$289,520	$267,646
Ratio of net expenses to average net assets	2.02%	(d)(c)	1.97% (c)	1.98%	1.95%	2.02%	1.92%
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	(d)	1.97%	1.98%	1.95%	2.02%	1.92%
Ratio of net investment income (loss) to average net assets	1.13%	(d)	1.16%	0.83%	0.42%	0.58%	0.90%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the period ended April 30, 2017 and 1.84% for the year ended October 31, 2016.

(d)	Annualized.

www.calamos.com	221

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.98		$12.94	$12.99	$12.97	$12.56	$12.00
Income from investment operations:
Net investment income (loss)(a)	0.14		0.27	0.24	0.18	0.20	0.23
Net realized and unrealized gain (loss)	0.27		0.16	—	0.25	0.42	0.51
Total from investment operations	0.41		0.43	0.24	0.43	0.62	0.74
Distributions:
Dividends from net investment income	(0.10)		(0.19)	(0.15)	(0.15)	(0.21)	(0.18)
Dividends from net realized gains	(0.20)		(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.30)		(0.39)	(0.29)	(0.41)	(0.21)	(0.18)
Net asset value, end of period	$13.09		$12.98	$12.94	$12.99	$12.97	$12.56
Ratios and supplemental data:
Total return(b)	3.17%		3.38%	1.89%	3.40%	5.01%	6.25%
Net assets, end of period (000)	$3,154,302		$2,587,922	$2,377,641	$2,470,829	$1,574,197	$1,040,722
Ratio of net expenses to average net assets	1.01%	(d)(c)	0.97% (c)	0.98%	0.95%	1.01%	0.92%
Ratio of gross expenses to average net assets prior to expense reductions	1.01%	(d)	0.97%	0.98%	0.95%	1.01%	0.92%
Ratio of net investment income (loss) to average net assets	2.12%	(d)	2.15%	1.83%	1.41%	1.57%	1.88%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.07		$13.03	$13.08	$13.05	$12.64	$12.08
Income from investment operations:
Net investment income (loss)(a)	0.11		0.21	0.17	0.12	0.14	0.17
Net realized and unrealized gain (loss)	0.26		0.15	0.01	0.26	0.42	0.52
Total from investment operations	0.37		0.36	0.18	0.38	0.56	0.69
Distributions:
Dividends from net investment income	(0.06)		(0.12)	(0.09)	(0.09)	(0.15)	(0.13)
Dividends from net realized gains	(0.20)		(0.20)	(0.14)	(0.26)	—	—
Total distributions	(0.26)		(0.32)	(0.23)	(0.35)	(0.15)	(0.13)
Net asset value, end of period	$13.18		$13.07	$13.03	$13.08	$13.05	$12.64
Ratios and supplemental data:
Total return(b)	2.89%		2.84%	1.36%	2.97%	4.47%	5.72%
Net assets, end of period (000)	$8,326		$8,512	$8,464	$9,099	$5,408	$5,199
Ratio of net expenses to average net assets	1.52%	(d)(c)	1.47% (c)	1.48%	1.45%	1.52%	1.42%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	(d)	1.47%	1.48%	1.45%	1.52%	1.42%
Ratio of net investment income (loss) to average net assets	1.63%	(d)	1.66%	1.33%	0.91%	1.08%	1.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% and 1.33% for the period ended April 30, 2017 and 0.84% and 1.314% for the year ended October 31, 2016.

(d)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$13.22
Income from investment operations:
Net investment income (loss)(a)	0.04
Total from investment operations	0.04
Distributions:
Dividends from net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$13.22
Ratios and supplemental data:
Total return(b)	0.33%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.22%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	1.22%	(c)
Ratio of net investment income (loss) to average net assets	1.72%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the period ended April 30, 2017.

www.calamos.com	223

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$10.03		$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05		0.10	0.06
Net realized and unrealized gain (loss)	0.51		0.17	0.01
Total from investment operations	0.56		0.27	0.07
Distributions:
Dividends from net investment income	(0.04)		(0.15)	(0.07)
Dividends from net realized gains	—		(0.09)	—
Total distributions	(0.04)		(0.24)	(0.07)
Net asset value, end of period	$10.55		$10.03	$10.00
Ratios and supplemental data:
Total return(b)	5.64%		2.79%	0.67%
Net assets, end of period (000)	$6,589		$10,275	$5,661
Ratio of net expenses to average net assets	1.22%	(c)	1.22%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	2.03%	3.05%	(c)
Ratio of net investment income (loss) to average net assets	1.06%	(c)	1.01%	0.78%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Portfolio turnover rate	26.9%		19.6%	29.4%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

224	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$10.00		$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	(0.00	)**
Net realized and unrealized gain (loss)	0.52		0.16	0.01
Total from investment operations	0.53		0.19	0.01
Distributions:
Dividends from net investment income	(0.02)		(0.08)	(0.03)
Dividends from net realized gains	—		(0.09)	—
Total distributions	(0.02)		(0.17)	(0.03)
Net asset value, end of period	$10.51		$10.00	$9.98
Ratios and supplemental data:
Total return(b)	5.29%		1.92%	0.09%
Net assets, end of period (000)	$161		$156	$100
Ratio of net expenses to average net assets	1.97%	(c)	1.97%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.91%	(c)	2.79%	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.24%	(c)	0.26%	0.03%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2014* through October 31,
	2017		2016	2015
Net asset value, beginning of period	$10.04		$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06		0.13	0.09
Net realized and unrealized gain (loss)	0.52		0.17	—
Total from investment operations	0.58		0.30	0.09
Distributions:
Dividends from net investment income	(0.06)		(0.18)	(0.08)
Dividends from net realized gains	—		(0.09)	—
Total distributions	(0.06)		(0.27)	(0.08)
Net asset value, end of period	$10.56		$10.04	$10.01
Ratios and supplemental data:
Total return(b)	5.77%		3.02%	0.89%
Net assets, end of period (000)	$8,434		$8,035	$5,527
Ratio of net expenses to average net assets	0.97%	(c)	0.97%	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	(c)	1.81%	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.23%	(c)	1.27%	1.03%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	225

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$10.52
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	0.02
Total from investment operations	0.03
Distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.54
Ratios and supplemental data:
Total return(b)	0.32%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	1.15%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	(c)
Ratio of net investment income (loss) to average net assets	0.53%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		April 5, 2016* through October 31,
	2017		2016
Net asset value, beginning of period	$10.77		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.10)
Net realized and unrealized gain (loss)	1.43		0.87
Total from investment operations	1.35		0.77
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.10)		—
Total distributions	(0.10)		—
Net asset value, end of period	$12.02		$10.77
Ratios and supplemental data:
Total return(b)	12.56%		7.70%
Net assets, end of period (000)	$37,614		$14,708
Ratio of net expenses to average net assets	2.82%	(c)(d)	2.99%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.82%	(c)	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.35%	)(c)	(1.77%	)(c)

	(Unaudited) Six Months Ended April 30,		April 5, 2016* through October 31,
	2017		2016
Portfolio turnover rate	98.2%		177.6%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.82% for the period ended April 30, 2017 and 2.01% for the period ended October 31, 2016.

www.calamos.com	227

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		April 5, 2016* through October 31,
	2017		2016
Net asset value, beginning of period	$10.73		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.15)
Net realized and unrealized gain (loss)	1.42		0.88
Total from investment operations	1.30		0.73
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.10)		—
Total distributions	(0.10)		—
Net asset value, end of period	$11.93		$10.73
Ratios and supplemental data:
Total return(b)	12.14%		7.30%
Net assets, end of period (000)	$15,248		$4,936
Ratio of net expenses to average net assets	3.54%	(c)(d)	3.69%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	3.55%	(c)	4.82%	(c)
Ratio of net investment income (loss) to average net assets	(2.13%	)(c)	(2.54%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		April 5, 2016* through October 31,
	2017		2016
Net asset value, beginning of period	$10.80		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.08)
Net realized and unrealized gain (loss)	1.43		0.88
Total from investment operations	1.36		0.80
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.10)		—
Total distributions	(0.10)		—
Net asset value, end of period	$12.06		$10.80
Ratios and supplemental data:
Total return(b)	12.61%		8.00%
Net assets, end of period (000)	$199,800		$56,319
Ratio of net expenses to average net assets	2.52%	(c)(d)	2.77%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.52%	(c)	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.12%	)(c)	(1.33%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.56% and 1.55% for the period ended April 30, 2017 and 2.76% and 1.76% for the period ended October 31, 2016.

228	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS T
	(Unaudited) February 28, 2017* through April 30,
	2017
Net asset value, beginning of period	$11.80
Income from investment operations:
Net investment income (loss)(a)	(0.04)
Net realized and unrealized gain (loss)	0.26
Total from investment operations	0.22
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$12.02
Ratios and supplemental data:
Total return(b)	1.86%
Net assets, end of period (000)	$25
Ratio of net expenses to average net assets	3.08%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	3.08%	(c)
Ratio of net investment income (loss) to average net assets	(1.92%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.74% for the period ended April 30, 2017.

www.calamos.com	229

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund, and Calamos Phineus Long/Short Fund (the “Funds”), as of April 30, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year or period ended October 31, 2016 and the financial highlights for each of the periods presented in the period then ended; and in our report dated December 15, 2016, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 14, 2017

230	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2017, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2017. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2016 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2017 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2017

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 14, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 14, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 14, 2017